                           PROSPECTUS 1

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                    LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

         ChoicePlus(SM) Product Suite, ChoicePlus(SM) II Product Suite ChoicePlus Assurance(SM) A Share, ChoicePlus Assurance(SM) B Share ChoicePlus Assurance(SM) C Share, ChoicePlus Assurance(SM) L Share
ChoicePlus Assurance(SM) Bonus, ChoicePlus Assurance(SM) Series, ChoicePlus(SM)
                                     Design
               ChoicePlus(SM) Signature, ChoicePlus(SM) Rollover

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
             LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

         ChoicePlus(SM) Product Suite, ChoicePlus(SM) II Product Suite ChoicePlus Assurance(SM) A Share, ChoicePlus Assurance(SM) B Share
       ChoicePlus Assurance(SM) C Share, ChoicePlus Assurance(SM) L Share
        ChoicePlus Assurance(SM) Bonus, ChoicePlus Assurance(SM) Series
                ChoicePlus(SM) Design, ChoicePlus(SM) Signature

                 Supplement to the Prospectus dated May 1, 2013

This Supplement outlines a change to one of the investment options which will be added to your product on May 20, 2013. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

LVIP RPM FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO. The name of the LVIP RPM Fidelity(R) VIP Contrafund(R) Portfolio should be replaced throughout the prospectus with LVIP RPM VIP CONTRAFUND(R) PORTFOLIO. The fees and investment objective of the fund are not impacted by this change.

This supplement is dated May 1, 2013.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Lincoln ChoicePlusSM Access
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your Beneficiary a Death Benefit. In the alternative, you generally may choose to receive a Death Benefit upon the death of the Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. You should refer to your contract for these state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I):
     Invesco V.I. American Franchise Fund
    (formerly Invesco Van Kampen V.I. American Franchise Fund)
     Invesco V.I. Core Equity Fund
     Invesco V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio** AllianceBernstein VPS International Value Portfolio*, ** AllianceBernstein VPS Large Cap Growth Portfolio AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Variable Portfolios II, Inc. (Class II):
   American Century Investments VP Inflation Protection Fund**

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series

     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP**
     DWS Small Cap Index VIP

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio**
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio**

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund**
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund

Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio
     Janus Aspen Enterprise Portfolio
     Janus Aspen Global Research Portfolio
     (formerly Janus Aspen Worldwide Portfolio)

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Social Awareness Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA S&P 500 Index Fund***

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
    (formerly LVIP BlackRock Emerging Markets Index RPM Fund)
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
     LVIP Columbia Small-Mid Cap Growth RPM Fund
     (formerly LVIP Turner Mid-Cap Growth Fund)
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     (formerly LVIP Dimensional Non-U.S. Equity Fund)
     LVIP Dimensional U.S. Equity RPM Fund
     (LVIP Dimensional U.S. Equity Fund)
     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Global Income Fund
     LVIP JPMorgan High Yield Fund
     (formerly J.P. Morgan High Yield Fund)

     LVIP JPMorgan Mid Cap Value RPM Fund
     (formerly LVIP Columbia Value Opportunities Fund)
     LVIP MFS International Growth Fund
     LVIP MFS International Growth RPM Fund*
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP RPM BlackRock Global Allocation V.I. Fund*
     LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio* LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Large Cap RPM Fund*
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Cap RPM Fund*
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     (formerly LVIP Templeton Growth Fund)
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Moderate Fund
     LVIP Protected Profile Growth Fund

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series*
     MFS (Reg. TM) VIT Utilities Series

Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*, **
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund
     Putnam VT Growth & Income Fund

* Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

**It is currently anticipated that on or about May 17, 2013, we will close and replace these investment options. See the Description of the Funds section for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2013

Table of Contents



Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  8
Summary of Common Questions                                    12
The Lincoln National Life Insurance Company                    16
Variable Annuity Account (VAA)                                 17
Investments of the Variable Annuity Account                    17
Charges and Other Deductions                                   23
The Contracts                                                  32
 Purchase Payments                                             33
 Transfers On or Before the Annuity Commencement Date          34
 Surrenders and Withdrawals                                    37
 Death Benefit                                                 40
 Investment Requirements                                       44
 Living Benefit Riders                                         51
 Lincoln Lifetime IncomeSM Advantage 2.0                       51
 Lincoln Lifetime IncomeSM Advantage                           62
 Lincoln SmartSecurity (Reg. TM) Advantage                     70
 4LATER (Reg. TM) Advantage Protected Funds                    76
 i4LIFE (Reg. TM) Advantage                                    79
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     83
 4LATER (Reg. TM) Advantage                                    91
Annuity Payouts                                                95
 Fixed Side of the Contract                                   102
Distribution of the Contracts                                 105
Federal Tax Matters                                           106
Additional Information                                        111
 Voting Rights                                                111
 Return Privilege                                             112
 Other Information                                            112
Legal Proceedings                                             112
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   114
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

4LATER (Reg. TM) Advantage Protected Funds-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds if you adhere to certain Investment Requirements.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg.
TM) Advantage Protected Funds, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage Protected Funds, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage Protected Funds, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds- An optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value.

Lincoln SmartIncomeSM Inflation-A fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic

Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent Purchase Payments and step-ups.

Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Market Value Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase Payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, Annuity Payouts for the life of the Annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, and Lincoln SmartIncomeSM Inflation, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                       CONTRACTOWNER TRANSACTION EXPENSES


Accumulation Phase:
We may also apply a market value adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal
amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income Payments under
i4LIFE (Reg. TM) Advantage). See Fixed Side of
the Contract.




Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):1.............................................................................    7.00%


1 The Unscheduled Payment charge percentage is reduced over time.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A


Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.50%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.65%
5% Step-up Benefit
  Mortality and Expense Risk Charge.......................................................        1.65%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.80%
Estate Enhancement Benefit (EEB) Without 5% Step-up
  Mortality and Expense Risk Charge.......................................................        1.70%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.85%
Estate Enhancement Benefit (EEB) in Combination with 5% Step-up
  Mortality and Expense Risk Charge.......................................................        1.75%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.90%

                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:4,5
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Automatic Step-up option:7
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage Protected Funds:9
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

3 Only one Living Benefit rider may be elected from this chart.

4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.

5 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. Beginning January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013 Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

8 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. As of July 16, 2012, (or later in some states) this rider is no longer available for sale.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Protected Funds Charge for a discussion of these changes to the Income Base.

                                    TABLE B


Annual Account Fee:1......................................................     $    35
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.90%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        2.10%




                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3,4     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     3.90%      3.90%
  Current Charge.........................................................     2.55%      2.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     4.10%      4.10%
  Current Charge.........................................................     2.75%      2.95%




i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.40%
  Current Charge.................................................................    2.40%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.60%
  Current Charge.................................................................    2.60%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.90% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C


Annual Account Fee:1......................................................................                $35
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who       Single     Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds:....      Life       Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):

  Enhanced Guaranteed Minimum Death Benefit (EGMDB)......................    1.65%      1.65%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2,3
  Guaranteed Maximum Charge..............................................    2.00%      2.00%
  Current Charge.........................................................    1.05%      1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg.
  TM) Advantage Protected Funds.

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage Protected Funds) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The 4LATER (Reg. TM) Advantage Protected Funds charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions -i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.



                                    TABLE D


Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.40%
  Current Charge..........................................................................        2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.60%
  Current Charge..........................................................................        2.75%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.25%     2.21%
      Net Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.25%     1.85%

* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $631      $1,867       $3,070       $5,937

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $631      $1,867       $3,070       $5,937

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up Death Benefit and Lincoln Lifetime IncomeSM Advantage
2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $614      $1,856       $3,119       $6,366

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $614      $1,856       $3,119       $6,366

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability. This contract is no longer offered for sale.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds, you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

We will deduct any applicable premium tax from Purchase Payments or Contract Value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Market Value Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. In addition, if you elect a Living Benefit rider, you may be subject to additional restrictions in terms of your ability to make Purchase Payments. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to a Market Value Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage
2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher initial Guaranteed Income Benefit percentage and shorter minimum required Access Period if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg.
TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg.
TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- 4LATER (Reg. TM) Advantage. This rider is no longer available for sale as of July 16, 2012, or when 4LATER (Reg. TM) Advantage Protected Funds is available in your state.

What is 4LATER (Reg. TM) Advantage Protected Funds? 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a Death Benefit and access to a Reserve Value from which Unscheduled Payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.53%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

We currently anticipate closing and replacing the following funds on or after May 17, 2013:
 o AllianceBernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o AllianceBernstein VPS International Value Portfolio with LVIP Mondrian International Value Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
 o Fidelity VIP Equity-Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o Fidelity VIP Overseas Portfolio with LVIP SSgA International Index Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund with LVIP SSgA Small-Cap Index Fund
 o MFS (Reg. TM) VIT Total Return Series with LVIP SSgA Moderate Structured Allocation Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SSgA S&P 500 Index
Fund


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Invesco V.I. American Franchise Fund: Long-term growth of capital. (formerly Invesco Van Kampen V.I. American Franchise Fund)

  o Invesco Core Equity Fund: Long-term growth of capital.

  o Invesco International Growth Fund: Long-term growth of capital.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.

American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company

  o Global Growth Fund: Long-term growth of capital.

  o Global Small Capitalization Fund: Long-term capital growth.

  o Growth Fund: Capital growth.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and, as a secondary objective, high current income.

  o Limited-Term Diversified Income Series: Maximum total return, consistent with reasonable risk.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and sub-advised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.

  o DWS Small Cap Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.


DWS Variable Series II, advised by Deutsche Investment Management Americas Inc.
    and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income with consideration of the potential for capital appreciation.

  o Growth Portfolio: To achieve capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: To maximize income while maintaining prospects for capital appreciation.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation; income is a secondary consideration.

  o Templeton Global Bond Securities Fund: High current income consistent with preservation of capital; capital appreciation is a secondary objective.

  o Templeton Growth Securities Fund: Long-term capital growth.
     (Sub-advised by Templeton Asset Management Limited)

Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term capital growth, consistent with preservation of capital and balanced by current income.

  o Enterprise Portfolio: Long-term growth of capital.

  o Global Research Portfolio: Long-term growth of capital.
     (formerly Worldwide Portfolio)


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund: To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
    (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

  o LVIP BlackRock Inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Sub-advised by Wellington Management)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
     (Sub-advised by CBRE Clarion Securities LLC)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund: Long-term capital appreciation.
    (Sub-advised by Columbia Management Investment Advisers, LLC)
     (formerly LVIP Turner Mid-Cap Growth Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional Non-U.S. Equity Fund)

  o LVIP Dimensional U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional U.S. Equity Fund)

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with capital appreciation.

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan High Yield Fund: A high level of current income; capital appreciation is the secondary objective.
    (Sub-advised by J.P. Morgan Investment Management, Inc.)
     (formerly LVIP J.P. Morgan High Yield Fund)

  o LVIP JPMorgan Mid Cap Value RPM Fund: Long-term capital appreciation. (Sub-advised by J.P. Morgan Investment Management, Inc.)
     (formerly LVIP Columbia Value Opportunities Fund)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS International Growth RPM Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP MFS Value Fund: Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Sub-advised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*

  o LVIP RPM BlackRock Global Allocation V.I. Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
    (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: To maximize long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap RPM Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Moderate Index Allocation Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Small/Mid Cap 200 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**
     (Sub-advised by SSgA Funds Management, Inc)

  o LVIP SSgA Small-Cap Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
     (Sub-advised by SSgA Funds Management, Inc)

  o LVIP SSgA Small-Cap RPM Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP T. Rowe Price Growth Stock Fund: Long-term capital growth. (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund: Long-term capital growth.
    (Sub-advised by Templeton Investment Counsel, LLC)
     (formerly LVIP Templeton Growth Fund)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas), Inc.)
     (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Vanguard Domestic Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2020 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Growth of capital.

  o Mid Cap Intrinsic Value Portfolio: Growth of capital.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
     (Sub-advised by Putnam Advisory Company, LLC and Putnam Investments
Limited)

  o Growth & Income Fund: Capital growth and current income.
     (Sub-advised by Putnam Investments Limited)

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;

 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:



                                               EEB rider
                                            (in combination         EEB rider          5% step-up
                                           with 5% step-up)   (without 5% step-up)   Death Benefit   EGMDB
                                          ------------------ ---------------------- --------------- ------
      Mortality and expense risk charge...      1.75%                1.70%              1.65%       1.50%
      Administrative charge..............       0.15%                0.15%              0.15%       0.15%
                                                ----                 ----                ----       ----
      Total annual charge for each
       Subaccount........................       1.90%                1.85%                          1.65%

Account Fee

During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income

Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

4LATER (Reg. TM) Advantage Protected Funds Charge. While this rider is in effect, there is a charge for the 4LATER (Reg. TM) Advantage Protected Funds. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage Protected Funds Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage Protected Funds section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage Protected Funds
- Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1
   Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

This rider is no longer available for sale as of July 16, 2012, or when 4LATER (Reg. TM) Advantage Protected Funds is available in your state.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg.
TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.90%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next Valuation Date after we receive a completed election form in Good Order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.75% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.95% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). Purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds may carry over certain features of 4LATER (Reg. TM) Advantage Protected Funds to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds, the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage Protected Funds for a description of the Income Base. The total annual Subaccount charges of 1.65% for the EGMDB, also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg.
TM) Advantage Protected Funds are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg.
TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage Protected Funds except for the different initial Guaranteed Income Benefit rates set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)

1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0) (charge is assessed against the Income Base since it is
 larger than the Account Value)...........................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,066
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.




1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...............  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:



1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Account Value Death Benefit; and 2.75% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.60% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Market Value Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*

                                 Rider Year
                   --------------------------------------
                     1    2    3    4    5    6    7   8
                   ---- ---- ---- ---- ---- ---- ---- ---
  Charge.......... 7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 91. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments can be made. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the end of the Valuation Date (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Market Value Adjustments, if applicable. For a description of the Market Value Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Market Value Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefit or Living Benefits in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant [unless you are a tax-exempt entity, then you can name two joint Annuitants]. You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 91 as of the effective date of the change. This change may cause a reduction in the Death Benefits or Living Benefits. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Market Value Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Market Value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Market Value Adjustments. See Fixed Side of the Contract - Market Value Adjustment.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   90% in seven equity Subaccounts and 10% in one fixed income Subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



                                               % of Contract Value
                                              --------------------
      FTVIPT Franklin Income Securities......         34%
      FTVIPT Mutual Shares Securities........         33%
      LVIP Templeton Growth Fund.............         33%

Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner


* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

A Death Benefit payable on the death of the Annuitant will not be paid if the Annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments less the sum of all withdrawals, partial annuitizations and premium tax incurred; or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest Contract Value is increased by Purchase Payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest Contract Value is obtained.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (a Market Value Adjustment for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments reduced by the sum of all withdrawals; or
 o the highest Contract value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date on a dollar for dollar basis; or
 o (Only if this rider is elected in combination with the 5% Step Up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB Death Benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (a Market Value Adjustment, for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

The EEB rider may not be available in all states. Please check with your registered investment representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this Death Benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the Death Benefit amount will be the greater of the Death Benefit chosen under the contract and this ABE Death Benefit. Any Death Benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the Valuation Date the selected Death Benefit option of the contract is changed; or
 o the Annuity Commencement Date.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these Death Benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the date the surviving spouse elects to continue will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under the Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
4LATER (Reg. TM) Advantage Protected Funds                         On or after July 16, 2012
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected     On or after May 21, 2012
Funds
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  On or after April 2, 2012
Funds

Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage Protected Funds                         Option 3 for Protected
                                                                   Funds Riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected     Option 3 for Protected
Funds                                                              Funds riders
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  Option 3 for Protected
Funds                                                              Funds riders

Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) International Value Equity Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Fidelity (Reg. TM) VIP Overseas Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 o FTVIPT Mutual Shares Securities Fund o FTVIPT Templeton Growth Securities
Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund

 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund o LVIP Protected Profile 2040
Fund
 o MFS (Reg. TM) VIT Growth Series
 o MFS (Reg. TM) VIT Utilities Series
 o Neuberger Berman AMT Mid-Cap Growth Portfolio
 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
 o Putnam VT Global Health Care Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the Subaccount groups are as follows:




                                                                          Group 2
                                                                          Investments cannot exceed 75% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 25% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other investment options except as discussed
                                                                          below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) High Yield Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP SSgA Emerging Markets 100 Fund

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series

o FTVIPT Franklin Income Securities Fund
o FTVIPT Templeton Global Bond Securities Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund

o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund

o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile 2030 Fund
o LVIP Protected Profile 2040 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3

If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg.
TM) Advantage Protected Funds you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for Protected Funds section below. If you elect any other Living Benefit rider, you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Protected Funds Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.




                                                                                  Group 2
                                                                                  Investments cannot exceed 70% of Contract
                                                                                  Value or Account Value (if
Group 1                                                                           i4LIFE (Reg. TM) Advantage with Guaranteed
Investments must be at least 30% of Contract Value or Account Value (if           Income Benefit Protected Funds is in
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in   effect)
effect)                                                                                                             ------------
--------------------------------------------------------------------------------- ----------------------------------
Delaware VIP (Reg. TM) Diversified Income Series                                  LVIP BlackRock Equity Dividend RPM Fund
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series                     LVIP Columbia Small-Mid Cap Growth RPM Fund
LVIP BlackRock Inflation Protected Bond Fund                                      LVIP Dimensional Non-U.S. Equity RPM Fund
LVIP Delaware Bond Fund                                                           LVIP Dimensional U.S. Equity RPM Fund
LVIP Delaware Diversified Floating Rate Fund                                      LVIP JPMorgan Mid Cap Value RPM Fund
LVIP Dimensional/Vanguard Total Bond Fund                                         LVIP MFS International Growth RPM Fund
LVIP SSgA Bond Index Fund                                                         LVIP Protected Profile Conservative Fund
                                                                                  LVIP Protected Profile Growth Fund
                                                                                  LVIP Protected Profile Moderate Fund
                                                                                  LVIP RPM BlackRock Global Allocation V.I.
                                                                                  Fund
                                                                                  LVIP RPM Fidelity (Reg. TM) VIP Contrafund
                                                                                  (Reg. TM) Portfolio
                                                                                  LVIP SSgA Global Tactical Allocation RPM Fund
                                                                                  LVIP SSgA Large Cap RPM Fund
                                                                                  LVIP SSgA Small-Cap RPM Fund
                                                                                  LVIP Templeton Growth RPM Fund
                                                                                  LVIP UBS Large Cap Growth RPM Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in effect)
--------------------------------------------------------------------------------
LVIP BlackRock Emerging Markets RPM Fund

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions. The fixed account is only available for dollar cost averaging.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o Delaware VIP (Reg. TM) Diversified Income Series*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*

o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund


Option 3 - Investment Requirements for other Living Benefit Riders. If you elect a Living Benefit rider other than Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.

                                                                          Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other funds except as described below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
AllianceBernstein VPS Global Thematic Growth Portfolio
Delaware VIP (Reg. TM) Emerging Markets Series
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS (Reg. TM) VIT Utilities Series

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund*
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series*
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o FTVIPT Templeton Global Bond Securities Fund*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*
o LVIP Global Income Fund*
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund

o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Living Benefit Riders

The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0

Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0, the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option). The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, which are Annuity Payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other Living Benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage
2.0 available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing Contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements over and above those for Lincoln Lifetime IncomeSM Advantage 2.0, as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available for either option except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum

Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals ):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):



                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year Anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year Anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year Anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year Anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed

Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                          Lincoln Lifetime IncomeSM Advantage 2.0




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%


Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, in South Dakota have the option to increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20,
2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM)

Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the

     Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional purchase payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.


Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:



    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments , Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following

     Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b. If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life):



                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):



                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444).

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual

Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any other Living Benefit rider or any other Living Benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit rider at any time.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. Under the Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment . If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Market Value Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):



                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Market Value Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:

     1. The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to a Market Value Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Market Value Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the Contractowner (and spouse if applicable) is age 65;

    b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage Protected Funds

4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage Protected Funds at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment . If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage Protected Funds. The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage Protected Funds will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a. the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a. the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b. if there were no withdrawals in that year; and

     c. the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage Protected Funds will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage Protected Funds charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments ):


                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage Protected Funds has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage Protected Funds does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To purchase 4LATER (Reg. TM) Advantage Protected Funds, the Annuitant and Secondary Life must be age 85 or younger.

4LATER (Reg. TM) Advantage Protected Funds is not available for purchase with qualified contracts. 4LATER (Reg. TM) Advantage Protected Funds is designed primarily for purchasers of non-qualified contracts with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds generally offers better benefits for the same charge. Please see Living Benefits Riders - Lincoln Lifetime IncomeSM Advantage 2.0, for more information about Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage Protected Funds becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds. Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage Protected Funds. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage Protected Funds rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage Protected Funds will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can re-elect it or any other Living Benefit we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds. Contractowners with an active 4LATER (Reg. TM) Advantage Protected Funds will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage Protected Funds rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. See Living Benefit Riders
- i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99.

If you elected the 4LATER (Reg. TM) Advantage Protected Funds joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage Protected Funds are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg.
TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts the Secondary Life must be the spouse. See i4LIFE (Reg.
TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected an EEB Death Benefit or a 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Market Value Adjustments. See Charges and other deductions. For information regarding income tax consequences of Regular Income Payments, see Federal tax matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;

  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals, if any. Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the Death Benefit on a dollar for dollar basis.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

We will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (a Market Value Adjustment, for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) or 4LATER (Reg. TM) Advantage Protected Funds prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2 and version 3) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect these versions. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Contractowners with Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds on
                            or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%

        Single Life Option                           Joint Life Option
----------------------------------    -----------------------------------------------
                                               Age
            Percentage of Account      (younger of you and      Percentage of Account
  Age       Value or Income Base*       your spouse's age)      Value or Income Base*
-------    -----------------------    ---------------------    ----------------------
  80+              5.50%                      80+                      5.50%

* Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers


     of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage Protected Funds between July 16, 2012 and May 19, 2013.



 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime
IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%

 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime
                IncomeSM Advantage 2.0 prior to April 2, 2012.



 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.




8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  3,500
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.

           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

4LATER (Reg. TM) Advantage Protected Funds. Contractowners who elect the 4LATER (Reg. TM) Advantage Protected Funds rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds to calculate the Guaranteed Income Benefit as set forth below:



                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Market Value Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:



        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Market Value Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE (Reg.
TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.

4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge. This rider is no longer available for sale as of July 16, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is available in your state, whichever is later. Please check with your registered representative for availability.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.


Example:




        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:

        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.


Example:




   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected Guaranteed Period, usually 10 or 20 years, full benefit payment will continue for the rest of the Guaranteed Period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an Annuity Payout option that provides:
 o Scheduled Payments (the periodic Annuity Payouts under this rider) for the life of the Annuitant and Secondary Life (Secondary Life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A Death Benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the Annuitant and joint Annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum Contract Value that may be credited to this Annuity Payout option is $50,000 and the maximum is $1,000,000.

You may consider electing this Annuity Payout option if you would like an Annuity Payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, Death Benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed Annuity Payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a Death Benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your Contract Value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another Annuity Payout option at the same time by allocating less than 100% of your Contract Value to Lincoln SmartIncomeSM Inflation and the remainder to the other Annuity Payout option. If only a portion of your Contract Value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the Contract Value must be used to fund another Annuity Payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are Annuity Payouts for the life of the Annuitant (and Secondary Life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the Contract Value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the Annuitant and Secondary Life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given Contractowner with the same characteristics (sex, age, frequency of Annuity Payouts and Annuity Payout start date) the income factor for a fixed lifetime Annuity Payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the Contract Value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:

      Initial Reserve Value on Rider Date 4/15/2012......................  $ 150,000
      Initial Scheduled Payment on 4/15/2012.............................  $   8,000
      Initial CPI Value published in March 2012..........................        150
      CPI Value published in December 2012...............................        155
      Adjustment percentage (155/150)....................................   1.033333
      Reserve Value After 1/1/2013 Adjustment ($150,000 x 1.033333) .      $ 155,000
      Scheduled Payment After 1/1/2013 Adjustment ($8,000 x 1.033333) .    $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



      Annual Scheduled Payment for calendar year 2012..........................  $   5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $   4,800
      Reserve Value 12/31/2012.................................................  $ 100,000
      CPI Value published in December 2012.....................................        120
      CPI Value published in December 2011.....................................        115
      Adjustment percentage (120/115)..........................................   1.043782
      Reserve Value after 1/1/2013 adjustment ($100,000 x 1.043782) .            $ 104,378
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 1.043782) .                                                     $5,217.39

Since the Scheduled Payment (after the adjustment) for 2013 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



      Annual Scheduled Payment for calendar year 2012..........................  $    5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $    4,800
      Reserve Value 12/31/2012.................................................  $  100,000
      CPI Value published in December 2012.....................................         120
      CPI Value published in December 2011.....................................         130
      Adjustment percentage (120/130)..........................................   0.9230769
      Reserve Value after 1/1/2013 adjustment ($100,000 x 0.9230769) .           $   92,308
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 0.9230769) .                                                    $ 4,615.38

Since the Scheduled Payment (after adjustment) for 2013 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:

      Annual Scheduled Payment for calendar year 2013..........................  $   4,800
      Guaranteed Minimum Scheduled Payment for calendar year 2013..............  $   4,800
      Reserve Value 12/31/2013 ($92,308 - $4,800) .                              $  87,508
      CPI Value published in December 2013.....................................        140
      CPI Value published in December 2012.....................................        120
      Adjustment percentage (140/120)..........................................    1.16666
      Reserve Value after 1/1/2014 adjustment ($87,508 x 1.166666) .             $ 102,093
      Annual Scheduled Payment for calendar year 2014 after 1/1/2014 adjustment
       ($4,615.38 x 1.166666) .                                                  $5,384.61

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Scheduled Payment, the Scheduled Payment will be paid out in calendar year 2014.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



      Reserve Value 1/1/2013.....................................................  $100,000
      Guaranteed Minimum Scheduled Payment 1/1/2013..............................  $ 15,000
      Unscheduled Payment 1/2/2013...............................................  $  2,000
      Proportional reduction percentage ($2,000/$100,000) .                             .02
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x
       $15,000) .                                                                  $    300
      New Guaranteed Minimum Scheduled Payment...................................  $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



      Reserve Value 1/1/2013...................................................  $10,000
      Guaranteed Minimum Scheduled Payment.....................................  $15,000
      Unscheduled Payment 1/2/2013.............................................  $ 2,000
      Proportional reduction percentage ($2,000/$10,000) .                           .20
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x
       $15,000) .                                                                $ 3,000
      New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000) .              $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:




Guaranteed Minimum Scheduled Payment for calendar year 2013...............................  $    4,800
Annual Scheduled Payment for calendar year 2013 paid 1/1/2013.............................  $    5,000
Reserve Value 1/1/2013 before Scheduled Payment...........................................  $  515,000
Reserve Value 1/2/2013 after Scheduled Payment ($515,000 - $5,000) .                        $  510,000
Unscheduled Payment charge percent........................................................           7%
Then current Reserve Value before Unscheduled Payment on 1/15/2013........................  $  510,000
Free amount on 1/15/2013 (10% x $510,000) .                                                 $   51,000
Unscheduled Payment 1/15/2013.............................................................  $   10,000
[since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is no Unscheduled Payment
 charge]..................................................................................
Reserve Value 1/15/2013 after Unscheduled Payment ($510,000 - $10,000) .                    $  500,000
Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000) .              1.96078%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,902
  x .0196078)] .
Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x .0196078)] .  $    4,706
Then current Reserve Value 2/1/2013 before second Unscheduled Payment.....................  $  500,000
2nd Unscheduled Payment 2/1/2013..........................................................  $   75,000
Free amount on 2/1/2013 (10% x $500,000) .                                                  $   50,000
Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment) .                       $   40,000
Unscheduled Payment charge [($75,000 - $40,000) x .07] .                                    $    2,450
Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450) .             $   72,550
Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000) .                   15%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,250
  x .15)] .
Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled Payment
[$4,800 - ($4,800 x
 .15)]....................................................................................  $    4,000
Reserve Value after 2/2/2013 Unscheduled Payment and Unscheduled Payment charge ($500,000   $  425,000
  - $75,000) .

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the Contractowner, Annuitant or the Secondary Life a Death Benefit will be paid if there is a Reserve Value. The Death Benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The Death Benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a Death Benefit upon the death of the Contractowner demonstrating the impact of a negative hypothetical CPI factor:

7/15/2012 Initial Reserve Value......................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                        $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment
 ($90,000 - $45,000 = $45,000) .                                       $ 45,000
8/6/2013 Death of a Contractowner
 Death Benefit is greater of
  a) current Reserve Value ($45,000); or
  b) initial Reserve Value minus Scheduled Payment
   ($100,000 - $45,000 = $55,000) .
8/5/2013 Death Benefit paid..........................................  $ 55,000

If any Contractowner (who is not the Annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the Beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the Annuitant and any Secondary Life.

If the Annuitant dies (whether or not the Annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any Secondary Life.

If the Secondary Life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the Death Benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the Annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior Death Benefit elections will terminate (other than any Death Benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation Death Benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage Death Benefit will be in effect only on the portion of the Contract Value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The Contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:

7/15/2012 Initial Reserve Value...........................................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                                             $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 - $45,000 =       $ 45,000
  $45,000) .
8/6/2013 Unscheduled Payment..............................................................  $ 45,000
Reserve Value.............................................................................  $      0
Reserve Value is reduced to zero which results in termination of the rider
 Initial Reserve Value is greater than payments received
 [$100,000 > ($45,000 + $45,000) = $90,000] .
Final payment made to holder of rights of ownership.......................................  $ 10,000

General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for Guaranteed Period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase Payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the Market Value Adjustment (see Market Value Adjustment and Charges and Other Deductions). The Market Value Adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.

ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Market Value Adjustment. Any amount withdrawn from a fixed account may be subject to any applicable account fees and premium taxes. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the Contractowner in writing at least 60 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.


Market Value Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Market Value Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Market Value Adjustment. The Market Value Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Market Value Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges.

In general, the Market Value Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Market Value Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Market Value Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The Market Value Adjustment is calculated by multiplying the transaction amount by:



  (1+A)n
---------
          -1
  (1+B)n

where:

   A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjustment to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no market value adjustment.

     N = the number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

     See the SAI for examples of the application of the market value adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.

Abandoned Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.00% of Purchase Payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Discontinuance of Use with Qualified Retirement Plans

Beginning September 24, 2007, our individual variable annuity products are no longer available for purchase under a 403(b) plan. Beginning July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Market Value Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Market Value Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
ABVPSF Global Thematic Growth
2003  .   N/A           N/A         N/A          6.595     9.309       N/A
2004  .   N/A           N/A         N/A          9.309     9.603         1*
2005  .   N/A           N/A         N/A          9.603     9.771         1*
2006  .   N/A           N/A         N/A          9.771    10.396         1*
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     -----    ------       ---
ABVPSF Growth and Income
2003  .   N/A           N/A         N/A          7.892    10.241        13
2004  .   N/A           N/A         N/A         10.241    11.181        10
2005  .   N/A           N/A         N/A         11.181    11.481         6
2006  .   N/A           N/A         N/A         11.481    13.185         7
2007  .   N/A           N/A         N/A         13.185    13.573         6
2008  .   N/A           N/A         N/A         13.573     7.902         6
2009  .   N/A           N/A         N/A          7.902     9.335         4
2010  .   N/A           N/A         N/A          9.335    10.337         3
2011  .   N/A           N/A         N/A         10.337    10.763         1*
2012  .   N/A           N/A         N/A         10.763    12.388         1*
--------- ----------- -------- -------------    ------    ------       ---
ABVPSF International Value
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
ABVPSF Large Cap Growth
2003  .   N/A           N/A         N/A          7.467     9.043         6
2004  .   N/A           N/A         N/A          9.043     9.619         5
2005  .   N/A           N/A         N/A          9.619    10.844         5
2006  .   N/A           N/A         N/A         10.844    10.577         3
2007  .   N/A           N/A         N/A         10.577    11.797         2
2008  .   N/A           N/A         N/A         11.797     6.969         2
2009  .   N/A           N/A         N/A          6.969     9.380         1*
2010  .   N/A           N/A         N/A          9.380    10.113         1*
2011  .   N/A           N/A         N/A         10.113     9.603         1*
2012  .   N/A           N/A         N/A          9.603    10.947         1*
--------- ----------- -------- -------------    ------    ------       ---
ABVPSF Small/Mid Cap Value
2003  .   N/A           N/A         N/A          N/A        N/A        N/A
2004  .   N/A           N/A         N/A          N/A        N/A        N/A
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A         19.563    20.694         1*
2007  .   N/A           N/A         N/A         20.694    20.626         1*
2008  .   N/A           N/A         N/A         20.626    13.009         1*
2009  .   N/A           N/A         N/A         13.009    18.219         1*
2010  .   N/A           N/A         N/A         18.219    22.640         1*
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
ABVPSF Global Thematic Growth
2003  .       2.778     3.923        45          2.788     3.944       149
2004  .       3.923     4.049        30          3.944     4.076        65
2005  .       4.049     4.122        25          4.076     4.156        52
2006  .       4.122     4.388        24          4.156     4.431        51
2007  .       4.388     5.167        19          4.431     5.226        59
2008  .       5.167     2.666        18          5.226     2.700        47
2009  .       2.666     4.010        14          2.700     4.067        61
2010  .       4.010     4.670        13          4.067     4.744        54
2011  .       4.670     3.513        12          4.744     3.574        40
2012  .       3.513     3.907        12          3.574     3.981        25
---------     -----     -----        --          -----     -----       ---
ABVPSF Growth and Income
2003  .       7.861    10.205       123          7.889    10.257       386
2004  .      10.205    11.148       108         10.257    11.221       333
2005  .      11.148    11.452        92         11.221    11.545       284
2006  .      11.452    13.158        80         11.545    13.285       240
2007  .      13.158    13.552        55         13.285    13.703       187
2008  .      13.552     7.894        48         13.703     7.993       142
2009  .       7.894     9.330        40          7.993     9.463       119
2010  .       9.330    10.337        32          9.463    10.499       101
2011  .      10.337    10.769        28         10.499    10.954        84
2012  .      10.769    12.401        23         10.954    12.633        72
---------    ------    ------       ---         ------    ------       ---
ABVPSF International Value
2006  .      10.242    11.832         1*        10.431    11.842         2
2007  .      11.832    12.269         1*        11.842    12.297         7
2008  .      12.269     5.629         1*        12.297     5.651         6
2009  .       5.629     7.429         1*         5.651     7.468         9
2010  .       7.429     7.610         1*         7.468     7.662         8
2011  .       7.610     6.021         2          7.662     6.071         8
2012  .       6.021     6.753         1*         6.071     6.820         4
---------    ------    ------       ---         ------    ------       ---
ABVPSF Large Cap Growth
2003  .       4.257     5.159       132          4.273     5.186       229
2004  .       5.159     5.489       112          5.186     5.527       193
2005  .       5.489     6.192        84          5.527     6.243       156
2006  .       6.192     6.042        80          6.243     6.101       113
2007  .       6.042     6.743        71          6.101     6.819        92
2008  .       6.743     3.985        63          6.819     4.036        77
2009  .       3.985     5.366        61          4.036     5.443        75
2010  .       5.366     5.789        51          5.443     5.881        70
2011  .       5.789     5.499        49          5.881     5.595        65
2012  .       5.499     6.272        41          5.595     6.391        62
---------    ------    ------       ---         ------    ------       ---
ABVPSF Small/Mid Cap Value
2003  .       N/A        N/A        N/A         10.936    15.156         2
2004  .      15.104    17.664         1*        15.156    17.751         2
2005  .      17.664    18.499         3         17.751    18.619         3
2006  .      18.499    20.750         3         18.619    20.915         5
2007  .      20.750    20.691         1*        20.915    20.887         4
2008  .      20.691    13.057         2         20.887    13.201         3
2009  .      13.057    18.295         1*        13.201    18.524         4
2010  .      18.295    22.746         1*        18.524    23.065         4
2011  .      22.746    20.414         1*        23.065    20.731         3
2012  .      20.414    23.753         1*        20.731    24.159         3
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Century VP Inflation Protection
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A         10.392    10.360         8
2006  .       N/A        N/A        N/A         10.360    10.330         5
2007  .       N/A        N/A        N/A         10.330    11.105         5
2008  .       N/A        N/A        N/A         11.105    10.727         7
2009  .       N/A        N/A        N/A         10.727    11.608        11
2010  .       N/A        N/A        N/A         11.608    11.977        10
2011  .       N/A        N/A        N/A         11.977    13.138        11
2012  .       N/A        N/A        N/A         13.138    13.850        15
---------     --         ---                    ------    ------       ---
American Funds Global Growth
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A         11.252    12.601         1*
2006  .       N/A        N/A        N/A         12.601    14.897         1*
2007  .       N/A        N/A        N/A         14.897    16.795         1*
2008  .       N/A        N/A        N/A         16.795    10.158         3
2009  .       N/A        N/A        N/A         10.158    14.190         3
2010  .       N/A        N/A        N/A         14.190    15.566         3
2011  .       N/A        N/A        N/A         15.566    13.923         3
2012  .       N/A        N/A        N/A         13.923    16.752         3
---------     --         ---                    ------    ------       ---
American Funds Global Small Capitalization
2003  .       N/A        N/A        N/A          9.929    14.965         1*
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A         17.758    21.853         1*
2006  .       N/A        N/A        N/A         21.853    26.612         1*
2007  .       N/A        N/A        N/A         26.612    31.723         1*
2008  .       N/A        N/A        N/A         31.723    14.473         1*
2009  .       N/A        N/A        N/A         14.473    22.917         1*
2010  .       N/A        N/A        N/A         22.917    27.540         1*
2011  .       N/A        N/A        N/A         27.540    21.859         1*
2012  .       N/A        N/A        N/A         21.859    25.359         1*
---------     --         ---                    ------    ------       ---
American Funds Growth
2003  .       9.121    12.243         7          8.018    10.768        27
2004  .      12.243    13.514         7         10.768    11.892        22
2005  .      13.514    15.407         6         11.892    13.564        18
2006  .      15.407    16.662         6         13.564    14.676        18
2007  .      16.662    18.367         8         14.676    16.186        17
2008  .      18.367    10.097         7         16.186     8.902        16
2009  .      10.097    13.811         7          8.902    12.183        17
2010  .      13.811    16.083         7         12.183    14.194        17
2011  .      16.083    15.105         7         14.194    13.338         8
2012  .      15.105    17.473         6         13.338    15.436         8
---------    ------    ------       ---         ------    ------       ---
American Funds Growth-Income
2003  .       9.059    11.772        17          8.438    10.970        74
2004  .      11.772    12.748        17         10.970    11.886        71
2005  .      12.748    13.238        18         11.886    12.348        37
2006  .      13.238    14.963        17         12.348    13.965        33
2007  .      14.963    15.422        13         13.965    14.400        23
2008  .      15.422     9.404        13         14.400     8.786        15
2009  .       9.404    12.110        12          8.786    11.319        13
2010  .      12.110    13.240        12         11.319    12.381        13
2011  .      13.240    12.753        12         12.381    11.932         9
2012  .      12.753    14.701        10         11.932    13.761         9
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Century VP Inflation Protection
2004  .       9.948    10.395         4          N/A        N/A        N/A
2005  .      10.395    10.368         8         10.404    10.393          5
2006  .      10.368    10.344         9         10.393    10.384          8
2007  .      10.344    11.125         1*        10.384    11.185         13
2008  .      11.125    10.752         5         11.185    10.826         35
2009  .      10.752    11.641        11         10.826    11.740         50
2010  .      11.641    12.016        11         11.740    12.136         64
2011  .      12.016    13.188        10         12.136    13.340         65
2012  .      13.188    13.910         9         13.340    14.091         25
---------    ------    ------        --         ------    ------       ----
American Funds Global Growth
2004  .       N/A        N/A        N/A         10.216    11.266          1*
2005  .      11.256    12.611         1*        11.266    12.641          4
2006  .      12.611    14.916         2         12.641    14.975         11
2007  .      14.916    16.826         1*        14.975    16.917         14
2008  .      16.826    10.181         6         16.917    10.252         21
2009  .      10.181    14.230         3         10.252    14.350          9
2010  .      14.230    15.618         4         14.350    15.773          7
2011  .      15.618    13.976         5         15.773    14.136          4
2012  .      13.976    16.824         5         14.136    17.043          7
---------    ------    ------       ---         ------    ------       ----
American Funds Global Small Capitalization
2003  .       5.606     8.453        37          5.627     8.497        104
2004  .       8.453    10.036        33          8.497    10.104        163
2005  .      10.036    12.356        30         10.104    12.458        156
2006  .      12.356    15.055        20         12.458    15.201        145
2007  .      15.055    17.955        17         15.201    18.157        128
2008  .      17.955     8.196        15         18.157     8.301         47
2009  .       8.196    12.984        14          8.301    13.170         42
2010  .      12.984    15.611        11         13.170    15.858         46
2011  .      15.611    12.397         9         15.858    12.612         21
2012  .      12.397    14.389         8         12.612    14.661         25
---------    ------    ------       ---         ------    ------       ----
American Funds Growth
2003  .       5.349     7.187       528          5.368     7.224      1,591
2004  .       7.187     7.941       511          7.224     7.993      1,345
2005  .       7.941     9.062       500          7.993     9.136      1,196
2006  .       9.062     9.810       377          9.136     9.904        956
2007  .       9.810    10.824       300          9.904    10.945        769
2008  .      10.824     5.956       253         10.945     6.032        636
2009  .       5.956     8.156       228          6.032     8.272        609
2010  .       8.156     9.507       177          8.272     9.657        562
2011  .       9.507     8.938       162          9.657     9.092        518
2012  .       8.938    10.349       136          9.092    10.543        450
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income
2003  .       8.426    10.959       802          8.456    11.015      1,459
2004  .      10.959    11.880       766         11.015    11.959      1,306
2005  .      11.880    12.349       732         11.959    12.449      1,140
2006  .      12.349    13.972       618         12.449    14.107        952
2007  .      13.972    14.415       545         14.107    14.576        808
2008  .      14.415     8.799       429         14.576     8.911        637
2009  .       8.799    11.342       270          8.911    11.503        590
2010  .      11.342    12.413       225         11.503    12.608        507
2011  .      12.413    11.968       210         12.608    12.174        432
2012  .      11.968    13.809       187         12.174    14.069        395
---------    ------    ------       ---         ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds International
2003  .       9.053   11.978          2          8.540   11.306          8
2004  .      11.978   14.023          2         11.306   13.243          8
2005  .      14.023   16.718          2         13.243   15.796         19
2006  .      16.718   19.517          2         15.796   18.449         20
2007  .      19.517   22.984          2         18.449   21.737         22
2008  .      22.984   13.051          2         21.737   12.350         16
2009  .      13.051   18.321          2         12.350   17.345         16
2010  .      18.321   19.277          1*        17.345   18.259         15
2011  .      19.277   16.273          1*        18.259   15.421         12
2012  .      16.273   18.826          1*        15.421   17.849         12
---------    ------   ------          -         ------   ------         --
BlackRock Global Allocation V.I.
2009  .       N/A       N/A         N/A          N/A       N/A         N/A
2010  .       N/A       N/A         N/A          N/A       N/A         N/A
2011  .       N/A       N/A         N/A          N/A       N/A         N/A
2012  .       N/A       N/A         N/A          N/A       N/A         N/A
---------    ------   ------        ---         ------   ------        ---
Delaware VIP Diversified Income
2004  .       N/A       N/A         N/A          N/A       N/A         N/A
2005  .       N/A       N/A         N/A         10.858   10.597         14
2006  .       N/A       N/A         N/A         10.597   11.190         12
2007  .       N/A       N/A         N/A         11.190   11.799         18
2008  .       N/A       N/A         N/A         11.799   11.015         20
2009  .       N/A       N/A         N/A         11.015   13.696         20
2010  .       N/A       N/A         N/A         13.696   14.503         20
2011  .       N/A       N/A         N/A         14.503   15.113         21
2012  .       N/A       N/A         N/A         15.113   15.856         23
---------    ------   ------        ---         ------   ------        ---
Delaware VIP Emerging Markets
2004  .       N/A       N/A         N/A          N/A       N/A         N/A
2005  .       N/A       N/A         N/A         25.923   32.082          1*
2006  .       N/A       N/A         N/A         32.082   39.938          1*
2007  .       N/A       N/A         N/A         39.938   54.305          1*
2008  .       N/A       N/A         N/A         54.305   25.756          1*
2009  .       N/A       N/A         N/A         25.756   44.923          1*
2010  .       N/A       N/A         N/A         44.923   52.132          1*
2011  .       N/A       N/A         N/A         52.132   40.940          1*
2012  .       N/A       N/A         N/A         40.940   45.891          1*
---------    ------   ------        ---         ------   ------        ---
Delaware VIP High Yield
2003  .      10.275   12.966          3          9.922   12.527         14
2004  .      12.966   14.506          3         12.527   14.022         13
2005  .      14.506   14.709          3         14.022   14.225          7
2006  .      14.709   16.192          3         14.225   15.667          6
2007  .      16.192   16.292          3         15.667   15.771          6
2008  .      16.292   12.080          3         15.771   11.700          6
2009  .      12.080   17.620          3         11.700   17.074          6
2010  .      17.620   19.866          3         17.074   19.260          6
2011  .      19.866   19.946          3         19.260   19.348          3
2012  .      19.946   22.968          2         19.348   22.290          4
---------    ------   ------        ---         ------   ------        ---
Delaware VIP Limited-Term Diversified Income
2005  .       N/A       N/A         N/A          N/A       N/A         N/A
2006  .       N/A       N/A         N/A          N/A       N/A         N/A
2007  .       N/A       N/A         N/A          N/A       N/A         N/A
2008  .       N/A       N/A         N/A          N/A       N/A         N/A
2009  .       N/A       N/A         N/A         10.392   11.196         13
2010  .       N/A       N/A         N/A         11.196   11.462         14
2011  .       N/A       N/A         N/A         11.462   11.540         13
2012  .       N/A       N/A         N/A         11.540   11.614          2
---------    ------   ------        ---         ------   ------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds International
2003  .       5.149     6.819       216          5.168     6.855       717
2004  .       6.819     7.991       199          6.855     8.045       636
2005  .       7.991     9.537       181          8.045     9.615       556
2006  .       9.537    11.144       182          9.615    11.253       460
2007  .      11.144    13.137       143         11.253    13.285       369
2008  .      13.137     7.467       102         13.285     7.563       287
2009  .       7.467    10.493        93          7.563    10.644       245
2010  .      10.493    11.052        84         10.644    11.227       223
2011  .      11.052     9.338        77         11.227     9.501       208
2012  .       9.338    10.814        68          9.501    11.019       187
---------    ------    ------       ---         ------    ------       ---
BlackRock Global Allocation V.I.
2009  .       N/A        N/A        N/A         11.095    11.569         2
2010  .      11.558    12.460         2         11.569    12.491        11
2011  .      12.460    11.792         2         12.491    11.839        11
2012  .      11.792    12.736        21         11.839    12.806         9
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income
2004  .       N/A        N/A        N/A         10.207    10.872         1*
2005  .      10.862    10.605         3         10.872    10.631         9
2006  .      10.605    11.204         3         10.631    11.248         7
2007  .      11.204    11.820         1*        11.248    11.884        18
2008  .      11.820    11.041         7         11.884    11.117        18
2009  .      11.041    13.735        22         11.117    13.851        32
2010  .      13.735    14.551        27         13.851    14.696        24
2011  .      14.551    15.171         9         14.696    15.345        23
2012  .      15.171    15.925         9         15.345    16.131        28
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Emerging Markets
2004  .       N/A        N/A        N/A         14.457    19.360         3
2005  .      18.945    24.015         2         19.360    24.206         7
2006  .      24.015    29.911         1*        24.206    30.194        13
2007  .      29.911    40.690         1*        30.194    41.137        12
2008  .      40.690    19.309         1*        41.137    19.550        21
2009  .      19.309    33.694         1*        19.550    34.167        20
2010  .      33.694    39.122         1*        34.167    39.728        12
2011  .      39.122    30.734         1*        39.728    31.262         5
2012  .       N/A        N/A        N/A         31.262    35.112         4
---------    ------    ------       ---         ------    ------       ---
Delaware VIP High Yield
2003  .       8.392    10.601        74          8.425    10.658       175
2004  .      10.601    11.872        54         10.658    11.953       123
2005  .      11.872    12.050        37         11.953    12.151       100
2006  .      12.050    13.278        25         12.151    13.409        90
2007  .      13.278    13.373        24         13.409    13.526        84
2008  .      13.373     9.926        16         13.526    10.054        57
2009  .       9.926    14.492        14         10.054    14.702        61
2010  .      14.492    16.356        12         14.702    16.618        52
2011  .      16.356    16.439        11         16.618    16.727        42
2012  .      16.439    18.948        11         16.727    19.308        34
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         10.383    10.202         9
2009  .       N/A        N/A        N/A         10.202    11.298        12
2010  .      11.220    11.494         2         11.298    11.590        23
2011  .      11.494    11.577        11         11.590    11.692        25
2012  .      11.577    11.658        24         11.692    11.791        21
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP REIT
2003  .      10.954    14.373         5         10.634    13.960        13
2004  .      14.373    18.487         4         13.960    17.964        14
2005  .      18.487    19.383         4         17.964    18.844        10
2006  .      19.383    25.166         4         18.844    24.479         9
2007  .      25.166    21.191         2         24.479    20.623         8
2008  .      21.191    13.455         2         20.623    13.101         4
2009  .      13.455    16.270         2         13.101    15.849         3
2010  .      16.270    20.212         2         15.849    19.699         4
2011  .      20.212    21.937         2         19.699    21.391         4
2012  .      21.937    25.099         2         21.391    24.487         4
---------    ------    ------         -         ------    ------        --
Delaware VIP Small Cap Value
2003  .      10.904    15.157         1*        10.160    14.129        14
2004  .      15.157    18.018         1*        14.129    16.805        15
2005  .      18.018    19.297         1*        16.805    18.007        12
2006  .      19.297    21.941         1*        18.007    20.485        12
2007  .      21.941    20.056         1*        20.485    18.734        11
2008  .      20.056    13.761         1*        18.734    12.860         7
2009  .      13.761    17.764         1*        12.860    16.609         7
2010  .      17.764    22.993         1*        16.609    21.509         7
2011  .      22.993    22.201         1*        21.509    20.779         4
2012  .      22.201    24.753         1*        20.779    23.179         4
---------    ------    ------         -         ------    ------        --
Delaware VIP Smid Cap Growth(7)
2003  .      10.023    13.256         2          9.579    12.675        10
2004  .      13.256    14.609         2         12.675    13.975        10
2005  .      14.609    15.138         2         13.975    14.489        10
2006  .      15.138    15.943         2         14.489    15.267         9
2007  .      15.943    17.279         2         15.267    16.555         9
2008  .      17.279     9.009         2         16.555     8.636         9
2009  .       9.009    13.646         2          8.636    13.087         7
2010  .      16.188    18.301         2         15.531    17.560         7
2011  .      18.301    19.375         2         17.560    18.600         3
2012  .      19.375    21.047         2         18.600    20.215         2
---------    ------    ------         -         ------    ------        --
Delaware VIP U.S. Growth
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2003  .       8.834    11.105         1*         N/A        N/A        N/A
2004  .      11.105    12.485         1*         N/A        N/A        N/A
2005  .      12.485    12.959         1*        11.627    12.075         5
2006  .      12.959    15.741         1*        12.075    14.674         3
2007  .      15.741    14.982         1*        14.674    13.974         3
2008  .      14.982     9.765         1*        13.974     9.112         3
2009  .       9.765    11.273         1*         9.112    10.524         3
2010  .      11.273    12.756         1*        10.524    11.915         3
2011  .      12.756    13.674         1*        11.915    12.780         3
2012  .      13.674    15.354         1*        12.780    14.356         3
---------    ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP REIT
2003  .      11.705    15.374        85         11.748    15.453       110
2004  .      15.374    19.794        80         15.453    19.926        98
2005  .      19.794    20.775        73         19.926    20.944        80
2006  .      20.775    27.000        30         20.944    27.260        66
2007  .      27.000    22.758        24         27.260    23.012        51
2008  .      22.758    14.464        16         23.012    14.648        35
2009  .      14.464    17.508         8         14.648    17.756        26
2010  .      17.508    21.771         7         17.756    22.114        25
2011  .      21.771    23.653         6         22.114    24.062        19
2012  .      23.653    27.090         5         24.062    27.599        20
---------    ------    ------        --         ------    ------       ---
Delaware VIP Small Cap Value
2003  .      12.019    16.723       108         12.061    16.806       166
2004  .      16.723    19.901        95         16.806    20.029       146
2005  .      19.901    21.334        88         20.029    21.504       127
2006  .      21.334    24.282        55         21.504    24.512       117
2007  .      24.282    22.218        43         24.512    22.462        84
2008  .      22.218    15.260        28         22.462    15.451        60
2009  .      15.260    19.718        25         15.451    19.995        49
2010  .      19.718    25.547        24         19.995    25.945        42
2011  .      25.547    24.692        22         25.945    25.115        42
2012  .      24.692    27.559        19         25.115    28.072        39
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Smid Cap Growth(7)
2003  .       5.056     6.694       107          5.075     6.729       314
2004  .       6.694     7.384        97          6.729     7.434       253
2005  .       7.384     7.660        86          7.434     7.723       204
2006  .       7.660     8.075        83          7.723     8.154       154
2007  .       8.075     8.760        61          8.154     8.859       105
2008  .       8.760     4.572        50          8.859     4.630        77
2009  .       4.572     6.932        46          4.630     7.031        69
2010  .       8.230     9.306        42          8.358     9.454        60
2011  .       9.306     9.862        39          9.454    10.034        73
2012  .       9.862    10.724        30         10.034    10.927        64
---------    ------    ------       ---         ------    ------       ---
Delaware VIP U.S. Growth
2003  .       9.326     9.803         1*         8.101     9.830         1*
2004  .       9.803     9.920         1*         9.830     9.962         2
2005  .       9.920    11.147         1*         9.962    11.211         2
2006  .      11.147    11.173         1*        11.211    11.254         4
2007  .      11.173    12.332         1*        11.254    12.440         9
2008  .      12.332     6.921         1*        12.440     6.992         7
2009  .       6.921     9.716         1*         6.992     9.831        18
2010  .       9.716    10.836         1*         9.831    10.980        18
2011  .       N/A        N/A        N/A         10.980    11.610         4
2012  .       N/A        N/A        N/A         11.610    13.242         2
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2003  .       8.681    10.922         6          8.712    10.978        54
2004  .      10.922    12.292         8         10.978    12.373        56
2005  .      12.292    12.772         6         12.373    12.876        43
2006  .      12.772    15.530         3         12.876    15.678        23
2007  .      15.530    14.796         3         15.678    14.960        26
2008  .      14.796     9.653         2         14.960     9.775        21
2009  .       9.653    11.155         2          9.775    11.312        21
2010  .      11.155    12.635         2         11.312    12.832        21
2011  .      12.635    13.558         2         12.832    13.791        18
2012  .      13.558    15.239         2         13.791    15.524        13
---------    ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A         11.110    11.483         1*
2010  .       N/A        N/A        N/A         11.483    12.667         1*
2011  .       N/A        N/A        N/A         12.667    12.071         3
2012  .       N/A        N/A        N/A         12.071    12.985         3
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS VIT Equity 500 Index
2003  .       N/A        N/A        N/A          8.598    10.818       N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     -----    ------       --------
DWS VIT Small Cap Index
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     -----    ------       --------
Fidelity VIP Contrafund
2003  .       N/A        N/A        N/A          9.702    12.210         3
2004  .       N/A        N/A        N/A         12.210    13.803         3
2005  .       N/A        N/A        N/A         13.803    15.808         5
2006  .       N/A        N/A        N/A         15.808    17.292         6
2007  .       N/A        N/A        N/A         17.292    19.912         8
2008  .       N/A        N/A        N/A         19.912    11.202         7
2009  .       N/A        N/A        N/A         11.202    14.897         6
2010  .       N/A        N/A        N/A         14.897    17.099         6
2011  .       N/A        N/A        N/A         17.099    16.318         6
2012  .       N/A        N/A        N/A         16.318    18.605         6
---------     --         ---        --------    ------    ------       ---
Fidelity VIP Equity-Income
2003  .       9.013    11.499         1*         8.364    10.677         5
2004  .      11.499    12.550         1*        10.677    11.659         7
2005  .      12.550    13.000         1*        11.659    12.082         2
2006  .      13.000    15.297         1*        12.082    14.225         2
2007  .      15.297    15.200         1*        14.225    14.142         2
2008  .      15.200     8.529         1*        14.142     7.939         2
2009  .       8.529    10.869         1*         7.939    10.122         2
2010  .      10.869    12.255         1*        10.122    11.419         2
2011  .      12.255    12.103         1*        11.419    11.283         2
2012  .      12.103    13.900         1*        11.283    12.965         2
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2003  .       N/A        N/A        N/A          7.312     9.514         1*
2004  .       N/A        N/A        N/A          9.514     9.632         1*
2005  .       N/A        N/A        N/A          9.632     9.975         1*
2006  .       N/A        N/A        N/A          9.975    10.436         1*
2007  .       N/A        N/A        N/A         10.436    12.976         1*
2008  .       N/A        N/A        N/A         12.976     6.712         1*
2009  .       N/A        N/A        N/A          6.712     8.431         1*
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS VIT Equity 500 Index
2003  .       5.911     7.440        28          5.932     7.478       172
2004  .       7.440     8.081        31          7.478     8.135       151
2005  .       8.081     8.308        29          8.135     8.376        98
2006  .       8.308     9.426        24          8.376     9.517        91
2007  .       9.426     9.749        21          9.517     9.857        79
2008  .       9.749     6.017        20          9.857     6.094        63
2009  .       6.017     7.466        12          6.094     7.572        50
2010  .       7.466     8.411         4          7.572     8.543        34
2011  .       8.411     8.412         4          8.543     8.557        31
2012  .       8.412     9.559         4          8.557     9.739        25
---------     -----     -----        --          -----     -----       ---
DWS VIT Small Cap Index
2003  .       9.445    13.583         5          9.463    13.631         1*
2004  .      13.583    15.710         5         13.631    15.788         4
2005  .      15.710    16.087         5         15.788    16.192         4
2006  .      16.087    18.564         3         16.192    18.713         4
2007  .      18.564    17.886         2         18.713    18.057         3
2008  .      17.886    11.572         2         18.057    11.700         3
2009  .      11.572    14.386         2         11.700    14.567         2
2010  .      14.386    17.859         1*        14.567    18.111         3
2011  .      17.859    16.766         1*        18.111    17.028         2
2012  .      16.766    19.143         1*        17.028    19.471         2
---------    ------    ------        --         ------    ------       ---
Fidelity VIP Contrafund
2003  .       9.708    12.223        13          9.726    12.264         4
2004  .      12.223    13.825         9         12.264    13.892        12
2005  .      13.825    15.841        21         13.892    15.941        22
2006  .      15.841    17.337        23         15.941    17.473        20
2007  .      17.337    19.974        14         17.473    20.161        26
2008  .      19.974    11.242        12         20.161    11.365        26
2009  .      11.242    14.958        10         11.365    15.143        31
2010  .      14.958    17.178        11         15.143    17.417        22
2011  .      17.178    16.402        12         17.417    16.655        16
2012  .      16.402    18.709        11         16.655    19.027        14
---------    ------    ------        --         ------    ------       ---
Fidelity VIP Equity-Income
2003  .       8.221    10.499        41          8.250    10.552       138
2004  .      10.499    11.470        44         10.552    11.545       113
2005  .      11.470    11.892        39         11.545    11.989        91
2006  .      11.892    14.008        15         11.989    14.143        93
2007  .      14.008    13.933        14         14.143    14.088        71
2008  .      13.933     7.826        11         14.088     7.925        55
2009  .       7.826     9.983         9          7.925    10.125        39
2010  .       9.983    11.268         8         10.125    11.445        34
2011  .      11.268    11.139         6         11.445    11.331        28
2012  .      11.139    12.806         5         11.331    13.046        26
---------    ------    ------        --         ------    ------       ---
Fidelity VIP Growth
2003  .       4.613     6.006        13          4.630     6.037        84
2004  .       6.006     6.083        14          6.037     6.123        74
2005  .       6.083     6.303        13          6.123     6.355        63
2006  .       6.303     6.597        12          6.355     6.661        48
2007  .       6.597     8.207        12          6.661     8.299        32
2008  .       8.207     4.247        10          8.299     4.301        20
2009  .       4.247     5.338        10          4.301     5.414        18
2010  .       5.338     6.494         8          5.414     6.596        17
2011  .       6.494     6.376         7          6.596     6.486        41
2012  .       6.376     7.164         6          6.486     7.299        41
---------    ------    ------        --         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity VIP Mid Cap
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         15.151    14.431         1*
2008  .       N/A        N/A        N/A         14.431     8.556         1*
2009  .       N/A        N/A        N/A          8.556    11.738         2
2010  .       N/A        N/A        N/A         11.738    14.815         2
2011  .       N/A        N/A        N/A         14.815    12.965         2
2012  .       N/A        N/A        N/A         12.965    14.581         2
---------     --         ---        --------    ------    ------       ---
Fidelity VIP Overseas
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A         11.948    13.290         1*
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------    ------    ------       ---
FTVIPT Franklin Income Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.682    11.407         4          N/A        N/A        N/A
2008  .      11.407     7.873         3         10.922     7.883         5
2009  .       7.873    10.475         3          N/A        N/A        N/A
2010  .      10.475    11.580         3         10.494    11.607         1*
2011  .      11.580    11.633         3         11.607    11.666         1*
2012  .      11.633    12.858         3         11.666    12.901         1*
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2003  .       8.598    11.578       N/A          8.603    11.592       N/A
2004  .       N/A        N/A        N/A         11.592    12.685         1*
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         16.378    15.204         1*
2008  .       N/A        N/A        N/A         15.204     8.582         1*
2009  .       N/A        N/A        N/A          8.582    12.096         1*
2010  .       N/A        N/A        N/A         12.096    15.155         1*
2011  .       N/A        N/A        N/A         15.155    14.158         1*
2012  .       N/A        N/A        N/A         14.158    15.407         1*
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.267    11.430         2
2008  .       N/A        N/A        N/A         11.430     7.057         5
2009  .       N/A        N/A        N/A          7.057     8.732         2
2010  .       N/A        N/A        N/A          8.732     9.531         3
2011  .       N/A        N/A        N/A          9.531     9.259         3
2012  .       N/A        N/A        N/A          9.259    10.384         3
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         12.117    12.403         4
2009  .       N/A        N/A        N/A         12.403    14.451         5
2010  .       N/A        N/A        N/A         14.451    16.236         5
2011  .       N/A        N/A        N/A         16.236    15.799         7
2012  .       N/A        N/A        N/A         15.799    17.846         9
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity VIP Mid Cap
2005  .      10.095    11.554         1*        10.237    11.564         2
2006  .      11.554    12.756         1*        11.564    12.786         3
2007  .      12.756    14.450         1*        12.786    14.506         4
2008  .      14.450     8.571         3         14.506     8.617         4
2009  .       8.571    11.764         1*         8.617    11.845         5
2010  .      11.764    14.856         2         11.845    14.981         5
2011  .      14.856    13.007         1*        14.981    13.136         4
2012  .      13.007    14.636         1*        13.136    14.803         3
---------    ------    ------         -         ------    ------         -
Fidelity VIP Overseas
2003  .       5.199     7.304         3          5.218     7.342        57
2004  .       7.304     8.129         5          7.342     8.184        26
2005  .       8.129     9.483         6          8.184     9.562        24
2006  .       9.483    10.969         3          9.562    11.077        20
2007  .      10.969    12.611         3         11.077    12.754        13
2008  .      12.611     6.941         3         12.754     7.030        12
2009  .       6.941     8.604         3          7.030     8.728        12
2010  .       8.604     9.535         3          8.728     9.687         9
2011  .       9.535     7.741         3          9.687     7.876         7
2012  .       7.741     9.153         1*         7.876     9.326         6
---------    ------    ------         -         ------    ------        --
FTVIPT Franklin Income Securities
2006  .      10.009    11.212         5         10.543    11.222         8
2007  .      11.212    11.425         5         11.222    11.453        32
2008  .      11.425     7.894        10         11.453     7.925        27
2009  .       7.894    10.512         3          7.925    10.570        19
2010  .      10.512    11.634         2         10.570    11.714        16
2011  .      11.634    11.698         2         11.714    11.797        20
2012  .      11.698    12.943         3         11.797    13.072        20
---------    ------    ------        --         ------    ------        --
FTVIPT Franklin Small-Mid Cap Growth Securities
2003  .       4.685     6.315        30          4.702     6.348       163
2004  .       6.315     6.914        29          6.348     6.961       125
2005  .       6.914     7.116        26          6.961     7.175        93
2006  .       7.116     7.597        51          7.175     7.671        74
2007  .       7.597     8.300        22          7.671     8.394        54
2008  .       8.300     4.687        15          8.394     4.748        42
2009  .       4.687     6.610         8          4.748     6.705        41
2010  .       6.610     8.285         7          6.705     8.417        33
2011  .       8.285     7.744         6          8.417     7.879        33
2012  .       7.744     8.432         6          7.879     8.591        26
---------    ------    ------        --         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       N/A        N/A        N/A         10.449    11.267         1*
2007  .      11.981    11.440         2         11.267    11.467        15
2008  .      11.440     7.066         5         11.467     7.093        21
2009  .       7.066     8.748         2          7.093     8.795        19
2010  .       8.748     9.554         2          8.795     9.619        18
2011  .       9.554     9.286         1*         9.619     9.363        17
2012  .       9.286    10.419         1*         9.363    10.522        18
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A          9.944     9.873         1*
2006  .      10.202    10.926         1*         9.873    10.952         2
2007  .      10.926    11.912         1*        10.952    11.958        12
2008  .      11.912    12.425         5         11.958    12.492        19
2009  .      12.425    14.484         7         12.492    14.583        29
2010  .      14.484    16.281        11         14.583    16.417        21
2011  .      16.281    15.851        11         16.417    16.008        16
2012  .      15.851    17.914        11         16.008    18.118        15
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Templeton Growth Securities
2003  .       N/A       N/A         N/A          8.933    11.588         1*
2004  .       N/A       N/A         N/A         11.588    13.198         3
2005  .       N/A       N/A         N/A         13.198    14.105         3
2006  .       N/A       N/A         N/A         14.105    16.866         3
2007  .       N/A       N/A         N/A         16.866    16.945         2
2008  .       N/A       N/A         N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A
---------     --      ------        --------    ------    ------       ---
Invesco V.I. Core Equity
2006  .       N/A       N/A         N/A         10.034    10.818         2
2007  .       N/A       N/A         N/A         10.818    11.481         2
2008  .       N/A       N/A         N/A         11.481     7.873         2
2009  .       N/A       N/A         N/A          7.873     9.916         1*
2010  .       N/A       N/A         N/A          9.916    10.665         1*
2011  .       N/A       N/A         N/A         10.665    10.463         1*
2012  .       N/A       N/A         N/A         10.463    11.697         1*
---------     --      ------        --------    ------    ------       ---
Invesco V.I. International Growth
2003  .       8.782   11.120          1*         8.234    10.433         1*
2004  .      11.120   13.530          1*        10.433    12.700         1*
2005  .      13.530   15.656          1*        12.700    14.702         1*
2006  .      15.656   19.698          1*        14.702    18.507         1*
2007  .      19.698   22.173          1*        18.507    20.842         1*
2008  .      22.173   12.971          1*        20.842    12.198         1*
2009  .      12.971   17.211          1*        12.198    16.195         1*
2010  .      17.211   19.060          1*        16.195    17.943         1*
2011  .      19.060   17.440          1*         N/A        N/A        N/A
2012  .      17.440   19.771          1*         N/A        N/A        N/A
---------    ------   ------        ---         ------    ------       ---
Invesco Van Kampen V.I. American Franchise
2012  .       N/A       N/A         N/A          N/A        N/A        N/A
---------    ------   ------        ---         ------    ------       ---
Invesco Van Kampen V.I. Capital Growth
2006  .       N/A       N/A         N/A         10.598    10.437         1*
2007  .       N/A       N/A         N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A
---------    ------   ------        ---         ------    ------       ---
Janus Aspen Series Balanced
2003  .       N/A       N/A         N/A          N/A        N/A        N/A
2004  .       N/A       N/A         N/A          N/A        N/A        N/A
2005  .       N/A       N/A         N/A          N/A        N/A        N/A
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A
---------    ------   ------        ---         ------    ------       ---
Janus Aspen Series Enterprise
2003  .       N/A       N/A         N/A          N/A        N/A        N/A
2004  .       N/A       N/A         N/A          N/A        N/A        N/A
2005  .       N/A       N/A         N/A          N/A        N/A        N/A
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A
---------    ------   ------        ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Templeton Growth Securities
2003  .       7.912    10.269        19          7.941    10.322        40
2004  .      10.269    11.702        19         10.322    11.780        40
2005  .      11.702    12.512        18         11.780    12.614        45
2006  .      12.512    14.969        16         12.614    15.114        41
2007  .      14.969    15.047        15         15.114    15.215        41
2008  .      15.047     8.524         9         15.215     8.632        30
2009  .       8.524    10.975         7          8.632    11.132        28
2010  .      10.975    11.577         7         11.132    11.759        25
2011  .      11.577    10.577         7         11.759    10.760        24
2012  .      10.577    12.577         7         10.760    12.813        22
---------    ------    ------        --         ------    ------        --
Invesco V.I. Core Equity
2006  .       6.933     7.478        59          6.994     7.551       112
2007  .       7.478     7.940        53          7.551     8.030        97
2008  .       7.940     5.448        42          8.030     5.518        78
2009  .       5.448     6.865        40          5.518     6.963        71
2010  .       6.865     7.387        34          6.963     7.504        64
2011  .       7.387     7.250        31          7.504     7.376        61
2012  .       7.250     8.110        30          7.376     8.263        57
---------    ------    ------        --         ------    ------       ---
Invesco V.I. International Growth
2003  .       4.999     6.337        17          5.018     6.370        78
2004  .       6.337     7.718        14          6.370     7.770        46
2005  .       7.718     8.939        12          7.770     9.014        40
2006  .       8.939    11.258        11          9.014    11.369        39
2007  .      11.258    12.685        11         11.369    12.830        35
2008  .      12.685     7.428        10         12.830     7.524        26
2009  .       7.428     9.866         8          7.524    10.009        24
2010  .       9.866    10.937         7         10.009    11.111        20
2011  .      10.937    10.017         5         11.111    10.193        18
2012  .      10.017    11.367         5         10.193    11.583        16
---------    ------    ------        --         ------    ------       ---
Invesco Van Kampen V.I. American Franchise
2012  .       4.281     4.124         7          4.358     4.201         9
---------    ------    ------        --         ------    ------       ---
Invesco Van Kampen V.I. Capital Growth
2006  .       4.994     4.920        30          5.038     4.968        25
2007  .       4.920     5.413        28          4.968     5.474        22
2008  .       5.413     3.057        26          5.474     3.096        18
2009  .       3.057     3.636         9          3.096     3.687        13
2010  .       3.636     4.124         8          3.687     4.189         9
2011  .       4.124     3.730         8          4.189     3.794         9
---------    ------    ------        --         ------    ------       ---
Janus Aspen Series Balanced
2003  .       9.770    10.912         1*         9.786    10.947         3
2004  .      10.912    11.606         3         10.947    11.660         5
2005  .      11.606    12.272         3         11.660    12.348         4
2006  .      12.272    13.309         2         12.348    13.411         4
2007  .      13.309    14.416         2         13.411    14.549         2
2008  .      14.416    11.885         1*        14.549    12.012         1*
2009  .      11.885    14.659         1*        12.012    14.839         2
2010  .       N/A        N/A        N/A         14.839    15.781         2
2011  .       N/A        N/A        N/A         15.781    15.733         3
2012  .       N/A        N/A        N/A         15.733    17.546         1*
---------    ------    ------       ---         ------    ------       ---
Janus Aspen Series Enterprise
2003  .       N/A        N/A        N/A          8.047    10.668         1*
2004  .      10.632    12.581         1*        10.668    12.642         1*
2005  .      12.581    13.842         1*        12.642    13.930         3
2006  .      13.842    15.404         1*        13.930    15.525         2
2007  .      15.404    18.419         1*        15.525    18.592         4
2008  .      18.419    10.156         1*        18.592    10.267         2
2009  .      10.156    14.408         1*        10.267    14.587         2
2010  .      14.408    17.763         1*        14.587    18.010         2
2011  .      17.763    17.157         1*        18.010    17.422         1*
2012  .      17.157    19.714         1*        17.422    20.049         1*
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Janus Aspen Series Worldwide
2003  .   N/A           N/A         N/A          N/A        N/A        N/A
2004  .   N/A           N/A         N/A          N/A        N/A        N/A
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                     --         ---        ---
LVIP Baron Growth Opportunities(5)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                     --         ---        ---
LVIP BlackRock Emerging Markets Index RPM
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                     --         ---        ---
LVIP BlackRock Inflation Protected Bond
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A         10.083    11.074         2
2012  .   N/A           N/A         N/A         11.074    11.550         2
--------- ------      ------                    ------    ------       ---
LVIP Capital Growth
2007  .   N/A           N/A         N/A         11.001    10.688         1*
2008  .   N/A           N/A         N/A         10.688     6.113         1*
2009  .   N/A           N/A         N/A          6.113     8.073         1*
2010  .   N/A           N/A         N/A          8.073     9.404         1*
2011  .   N/A           N/A         N/A          9.404     8.378         1*
2012  .   N/A           N/A         N/A          8.378     9.769         1*
--------- ------      ------                    ------    ------       ---
LVIP Clarion Global Real Estate
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                    ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                    ------    ------       ---
LVIP Delaware Bond
2003  .   10.931      11.506          9         10.915    11.495        35
2004  .   11.506      11.888          9         11.495    11.883        36
2005  .   11.888      11.972         10         11.883    11.973        44
2006  .   11.972      12.301          9         11.973    12.307        42
2007  .   12.301      12.726          7         12.307    12.740        46
2008  .   12.726      12.122          7         12.740    12.140        37
2009  .   12.122      14.142          8         12.140    14.171        35
2010  .   14.142      15.053          8         14.170    15.092        35
2011  .   15.053      15.898          8         15.092    15.947        27
2012  .   15.898      16.630          7         15.947    16.689        27
--------- ------      ------        ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Janus Aspen Series Worldwide
2003  .       8.396    10.199         2          N/A        N/A        N/A
2004  .      10.199    10.470         2          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
LVIP Baron Growth Opportunities(5)
2006  .       N/A        N/A        N/A          9.635    10.616         1*
2007  .       N/A        N/A        N/A         10.616    10.800         3
2008  .       N/A        N/A        N/A         10.800     6.465         1*
2009  .       N/A        N/A        N/A          6.465     8.797         9
2010  .       N/A        N/A        N/A          8.797    10.936         9
2011  .       N/A        N/A        N/A         10.936    11.190         4
2012  .       N/A        N/A        N/A         11.190    13.015         1*
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.096    11.110        11
2012  .       N/A        N/A        N/A         11.110    11.611         4
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Clarion Global Real Estate
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       5.244     4.663         1*         7.023     4.674         1*
2009  .       4.663     6.297         1*         4.674     6.321         1*
2010  .       6.297     7.277         2          6.321     7.316         1*
2011  .       N/A        N/A        N/A          7.316     6.556         3
2012  .       N/A        N/A        N/A          6.556     8.021         3
---------    ------    ------       ---         ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Bond
2003  .      12.295    12.955       276         12.338    13.020       576
2004  .      12.955    13.399       235         13.020    13.486       571
2005  .      13.399    13.507       237         13.486    13.616       487
2006  .      13.507    13.892       158         13.616    14.024       400
2007  .      13.892    14.387       161         14.024    14.546       285
2008  .      14.387    13.717       115         14.546    13.889       250
2009  .      13.717    16.019       101         13.889    16.244       222
2010  .      16.019    17.069        76         16.244    17.335       184
2011  .      17.069    18.045        70         17.335    18.354       151
2012  .      18.045    18.894        62         18.354    19.246       138
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.028     9.801         1*         N/A        N/A        N/A
2012  .       9.801    10.007         1*         9.843    10.047         1*
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Foundation Aggressive Allocation(6)
2003  .   N/A           N/A         N/A         N/A        N/A         N/A
2004  .   N/A           N/A         N/A         N/A        N/A         N/A
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Delaware Growth and Income
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Delaware Social Awareness(1)
2003  .   N/A           N/A         N/A         N/A        N/A         N/A
2004  .   N/A           N/A         N/A         N/A        N/A         N/A
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Delaware Special Opportunities
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Dimensional Non-U.S. Equity
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Dimensional U.S. Equity
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Dimensional/Vanguard Total Bond
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Global Income
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Growth Fund(3)
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Growth Opportunities(4)
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Foundation Aggressive Allocation(6)
2003  .       N/A        N/A        N/A         10.500    11.342       N/A
2004  .      11.494    12.607         1*        11.342    12.637         2
2005  .      12.607    13.191         1*        12.637    13.242         4
2006  .      13.191    14.798         1*        13.242    14.878         4
2007  .      14.798    15.423         1*        14.878    15.529         7
2008  .      15.423    10.090         1*        15.529    10.175         3
2009  .       N/A        N/A        N/A         10.175    13.177         1*
2010  .       N/A        N/A        N/A         13.177    14.543         1*
2011  .       N/A        N/A        N/A         14.543    13.980         1*
2012  .       N/A        N/A        N/A         13.980    15.541         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness(1)
2003  .       9.972    11.986         6          9.273    12.027        13
2004  .      11.986    13.267        10         12.027    13.333        17
2005  .      13.267    14.598         9         13.333    14.692        12
2006  .      14.598    16.102         9         14.692    16.231        11
2007  .      16.102    16.284         6         16.231    16.439        10
2008  .      16.284    10.490         3         16.439    10.605         9
2009  .      10.490    13.393         3         10.605    13.561         8
2010  .      13.393    14.676         3         13.561    14.883         8
2011  .      14.676    14.507         3         14.883    14.732         7
2012  .      14.507    16.425         2         14.732    16.706         7
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       6.091     5.663         1*         N/A        N/A        N/A
2009  .       5.663     7.230         1*         N/A        N/A        N/A
2010  .       7.230     9.244         1*         7.258     9.294         4
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      10.541    10.500         3         10.371    10.525         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Global Income
2009  .       N/A        N/A        N/A         10.687    10.668         1*
2010  .      10.661    11.457         1*        10.668    11.482         1*
2011  .      11.457    11.346         2         11.482    11.388         1*
2012  .      11.346    11.971         2         11.388    12.033         2
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Fund(3)
2005  .       N/A        N/A        N/A         10.307    10.833         3
2006  .       N/A        N/A        N/A         10.833    11.314         3
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(4)
2005  .       N/A        N/A        N/A         10.923    11.440         1*
2006  .       N/A        N/A        N/A         11.440    12.366         1*
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        ---
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        ---
LVIP MFS International Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        ---
LVIP MFS Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        ---
LVIP Mid-Cap Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        ---
LVIP Mondrian International Value
2003  .       9.644    13.400         2          9.651    13.417         2
2004  .      13.400    15.901         1*        13.417    15.928         2
2005  .      15.901    17.559         1*        15.928    17.598         4
2006  .      17.559    22.398         1*        17.598    22.459         4
2007  .      22.398    24.501         1*        22.459    24.580         4
2008  .      24.501    15.228         1*        24.580    15.285         4
2009  .      15.228    18.114         1*        15.285    18.191         4
2010  .      18.114    18.211         1*        18.191    18.297         4
2011  .      18.211    17.115         1*        18.297    17.204         4
2012  .      17.115    18.407         1*        17.204    18.513         4
---------    ------    ------       ---         ------    ------       ---
LVIP Money Market
2003  .       9.967     9.846         1*         9.976     9.860         2
2004  .       9.846     9.746         1*         9.860     9.764         1*
2005  .       N/A        N/A        N/A          9.764     9.852         1*
2006  .       N/A        N/A        N/A          9.852    10.124         1*
2007  .      10.266    10.397         3         10.124    10.432         4
2008  .      10.397    10.441         3         10.432    10.481        16
2009  .       N/A        N/A        N/A         10.481    10.320         4
2010  .       N/A        N/A        N/A         10.320    10.136         1*
2011  .       N/A        N/A        N/A         10.136     9.953         1*
2012  .       N/A        N/A        N/A          9.953     9.773         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         11.007    12.284          1*
---------     --         ---        ---         ------    ------       ----
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          4.391     7.406          3
2010  .       7.385     9.027         1*         7.406     9.066          7
2011  .       9.027     8.688         1*         9.066     8.739          5
2012  .       8.688     9.682         1*         8.739     9.754          3
---------     -----     -----       ---         ------    ------       ----
LVIP MFS International Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          9.984     5.584          2
2009  .       N/A        N/A        N/A          5.584     7.443          3
2010  .       7.413     8.215         1*         7.443     8.260          3
2011  .       8.215     7.253         1*         8.260     7.304          1*
2012  .       7.253     8.485         1*         7.304     8.557          1*
---------     -----     -----       ---         ------    ------       ----
LVIP MFS Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.567     6.433         3          9.055     6.449          2
2009  .       6.433     7.624         2          6.449     7.654          7
2010  .       7.624     8.335         5          7.654     8.380          9
2011  .       8.335     8.157         4          8.380     8.214          6
2012  .       8.157     9.297         4          8.214     9.376          6
---------     -----     -----       ---         ------    ------       ----
LVIP Mid-Cap Value
2007  .       9.496     8.627         1*        10.191     8.635          1*
2008  .       8.627     5.012         1*         8.635     5.024          1*
2009  .       N/A        N/A        N/A          5.024     7.022          1*
2010  .       6.994     8.490         1*         7.022     8.536          1*
2011  .       8.490     7.542         1*         8.536     7.595          1*
2012  .       7.542     9.171         1*         7.595     9.249          1*
---------     -----     -----       ---         ------    ------       ----
LVIP Mondrian International Value
2003  .       9.659    13.434         3          9.675    13.477          9
2004  .      13.434    15.957         6         13.477    16.032          8
2005  .      15.957    17.639         6         16.032    17.748         11
2006  .      17.639    22.523         6         17.748    22.695         10
2007  .      22.523    24.662         3         22.695    24.889         10
2008  .      24.662    15.343         1*        24.889    15.507          6
2009  .      15.343    18.269         1*        15.507    18.493          4
2010  .      18.269    18.385         1*        18.493    18.638          3
2011  .      18.385    17.296         1*        18.638    17.560          3
2012  .       N/A        N/A        N/A         17.560    18.934          2
---------    ------    ------       ---         ------    ------       ----
LVIP Money Market
2003  .      10.385    10.269       133         10.422    10.321      1,526
2004  .      10.269    10.175        90         10.321    10.241        276
2005  .      10.175    10.272        81         10.241    10.355        258
2006  .      10.272    10.561        79         10.355    10.662        214
2007  .      10.561    10.888        81         10.662    11.009        171
2008  .      10.888    10.944       113         11.009    11.082        288
2009  .      10.944    10.781        93         11.082    10.934        206
2010  .      10.781    10.594        50         10.934    10.760        152
2011  .      10.594    10.408        88         10.760    10.587        138
2012  .      10.408    10.225        48         10.587    10.416         70
---------    ------    ------       ---         ------    ------      -----
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          8.505     7.790          1*
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Protected Profile 2020
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Protected Profile 2030
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Protected Profile 2040
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Protected Profile Conservative
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Protected Profile Growth
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Protected Profile Moderate
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Bond Index
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Conservative Index Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---          --         ---        ---
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---          --         ---        ---
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          5.495     8.298         4
2010  .       N/A        N/A        N/A          8.298     9.254         4
2011  .       N/A        N/A        N/A          9.254     8.947         5
2012  .       N/A        N/A        N/A          8.947     9.404         5
---------     --         ---        ---          -----     -----       ---
LVIP Protected Profile Conservative
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.497    11.585         1*        11.138    11.630         1*
2008  .      11.585     9.257        12          N/A        N/A        N/A
2009  .       9.257    11.323        41          N/A        N/A        N/A
2010  .      11.323    12.259        52          N/A        N/A        N/A
2011  .      12.259    12.453        52         12.362    12.576         1*
2012  .      12.453    13.393        50         12.576    13.546         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Growth
2005  .      10.000    10.637         5          N/A        N/A        N/A
2006  .      10.637    11.895         5          N/A        N/A        N/A
2007  .      11.895    12.797         9         13.213    12.847         3
2008  .      12.797     8.348         9         12.847     8.393         3
2009  .       8.348    10.553         2          8.393    10.625         3
2010  .      10.553    11.653         2         10.625    11.751         3
2011  .      11.653    11.417         7         11.751    11.530         3
2012  .      11.417    12.208         7         11.530    12.348         4
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Moderate
2005  .       N/A        N/A        N/A         10.008    10.469         8
2006  .       N/A        N/A        N/A         10.469    11.510         8
2007  .       N/A        N/A        N/A         11.510    12.340         6
2008  .       N/A        N/A        N/A         12.340     8.884         2
2009  .       N/A        N/A        N/A          8.884    11.162        17
2010  .      11.085    12.159        11         11.162    12.261        24
2011  .      12.159    12.052         1*        12.261    12.171        26
2012  .      12.052    12.940        14         12.171    13.088        27
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Bond Index
2008  .       9.992    10.448         1*        10.190    10.457         7
2009  .      10.448    10.699         1*        10.457    10.724         8
2010  .      10.699    11.108        19         10.724    11.150         6
2011  .      11.108    11.688         6         11.150    11.750         6
2012  .      11.688    11.893         8         11.750    11.973         3
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Developed International 150
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Emerging Markets 100
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Global Tactical Allocation RPM(8)
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA International Index
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA S&P 500 Index(2)
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---        --------
LVIP SSgA Developed International 150
2008  .       5.643     6.254         1*         6.008     6.259         1*
2009  .       6.254     8.865         1*         6.259     8.885         1*
2010  .       8.865     9.316         3          8.885     9.351         1*
2011  .       N/A        N/A        N/A          9.351     8.061         1*
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     -----     -----       ---          -----     -----       ---
LVIP SSgA Emerging Markets 100
2008  .       5.502     6.046         1*         6.245     6.050         1*
2009  .       6.046    11.250         1*         6.050    11.276         5
2010  .      11.250    14.082         2         11.276    14.136         3
2011  .       N/A        N/A        N/A         14.136    11.797         2
2012  .       N/A        N/A        N/A         11.797    13.041         2
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(8)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       5.753     6.390         1*         6.089     6.395         1*
2009  .       6.390     8.004         1*         6.395     8.022         1*
2010  .       8.004     8.394         3          8.022     8.426         1*
2011  .       N/A        N/A        N/A          8.426     7.244         1*
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       6.340     6.965         1*         6.859     6.971         1*
2009  .       6.965     9.233         1*         6.971     9.254         2
2010  .       9.233    10.782         6          9.254    10.823         1*
2011  .       N/A        N/A        N/A         10.823    10.865         1*
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      11.147    11.386         9          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         11.124    11.423         2
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(2)
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       6.598     7.001         1*         6.989     7.039         1*
2009  .       7.001     8.672         1*         7.039     8.732         7
2010  .       8.672     9.772         6          8.732     9.854         6
2011  .       N/A        N/A        N/A          9.854     9.873         1*
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Small-Cap Index
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        --------
LVIP SSgA Small-Mid Cap 200
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        --------
LVIP T. Rowe Price Growth Stock
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        --------
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .   N/A           N/A         N/A         N/A        N/A         N/A
2004  .   N/A           N/A         N/A         N/A        N/A         N/A
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        --------
LVIP Templeton Growth RPM
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        --------
LVIP UBS Large Cap Growth RPM
2003  .   N/A           N/A         N/A         N/A        N/A         N/A
2004  .   N/A           N/A         N/A        12.182    12.549          1*
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---
LVIP Vanguard Domestic Equity ETF
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---
LVIP Vanguard International Equity ETF
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
2012  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- -------------   ------    ------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Small-Cap Index
2007  .       N/A        N/A        N/A         10.227     9.144         1*
2008  .       5.360     5.910         1*         9.144     5.924         1*
2009  .       5.910     7.297         1*         5.924     7.325         1*
2010  .       7.297     9.021         2          7.325     9.069         1*
2011  .       N/A        N/A        N/A          9.069     8.493         1*
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     -----     -----       ---         ------     -----       ---
LVIP SSgA Small-Mid Cap 200
2008  .       6.442     7.216         1*         7.459     7.222         1*
2009  .       7.216    10.722         1*         7.222    10.747         1*
2010  .      10.722    13.420         1*        10.747    13.471         3
2011  .       N/A        N/A        N/A         13.471    12.925         1*
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          8.983     5.661         2
2009  .       N/A        N/A        N/A          5.661     7.947         8
2010  .       N/A        N/A        N/A          7.947     9.102         2
2011  .       N/A        N/A        N/A          9.102     8.784         2
2012  .       N/A        N/A        N/A          8.784    10.196        12
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A         12.722    13.739         1*
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A         10.179    14.261         3
2010  .       N/A        N/A        N/A         14.261    17.963         7
2011  .       N/A        N/A        N/A         17.963    16.942         2
2012  .       N/A        N/A        N/A         16.942    19.334         2
---------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       6.287     5.967         1*         8.293     5.981         5
2009  .       5.967     7.490         1*         5.981     7.519         5
2010  .       7.490     7.820         1*         7.519     7.863         5
2011  .       N/A        N/A        N/A          7.863     7.476         5
2012  .       N/A        N/A        N/A          7.476     8.891         5
---------    ------    ------       ---         ------    ------       ---
LVIP UBS Large Cap Growth RPM
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .      11.987    12.559         1*        12.186    12.587         1*
2005  .      12.559    12.822         1*        12.587    12.869         1*
2006  .      12.822    13.777         1*        12.869    13.849         1*
2007  .      13.777    16.253         1*        13.849    16.362         1*
2008  .      16.253     9.423         1*        16.362     9.501         1*
2009  .       9.423    12.788         1*         9.501    12.912         1*
2010  .      12.788    13.951         1*        12.912    14.108         1*
2011  .      13.951    12.890         1*        14.108    13.055         1*
2012  .       N/A        N/A        N/A         13.055    14.909         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Core Equity
2003  .       N/A       N/A         N/A          N/A        N/A        N/A
2004  .       N/A       N/A         N/A          N/A        N/A        N/A
2005  .       N/A       N/A         N/A          N/A        N/A        N/A
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A
---------     --      ------        --------     --         ---        ---
MFS VIT Growth
2003  .       N/A       N/A         N/A          7.168     9.143       N/A
2004  .       N/A       N/A         N/A          9.143    10.117         1*
2005  .       N/A       N/A         N/A         10.117    10.818         1*
2006  .       N/A       N/A         N/A         10.818    11.428         1*
2007  .       N/A       N/A         N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A
---------     --      ------        --------    ------    ------       ---
MFS VIT Total Return
2003  .       9.871   11.235          3          9.877    11.248        12
2004  .      11.235   12.240          3         11.248    12.259        13
2005  .      12.240   12.321          3         12.259    12.347        14
2006  .      12.321   13.495          3         12.347    13.530        11
2007  .      13.495   13.762          2         13.530    13.805        11
2008  .      13.762   10.489          2         13.805    10.527         4
2009  .      10.489   12.115          2         10.527    12.165         3
2010  .      12.115   13.032          2         12.165    13.093         3
2011  .      13.032   12.990          2         13.093    13.056         3
2012  .      12.990   14.139          1*        13.056    14.219         3
---------    ------   ------        ---         ------    ------       ---
MFS VIT Utilities
2003  .       N/A       N/A         N/A          N/A        N/A        N/A
2004  .       N/A       N/A         N/A          N/A        N/A        N/A
2005  .       N/A       N/A         N/A          N/A        N/A        N/A
2006  .       N/A       N/A         N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A
---------    ------   ------        ---         ------    ------       ---
NB AMT Mid Cap Growth
2003  .       8.316   10.450          2          8.320    10.461         4
2004  .      10.450   11.926          2         10.461    11.944         4
2005  .      11.926   13.309          2         11.944    13.336         4
2006  .      13.309   14.978          2         13.336    15.016         4
2007  .      14.978   18.006          2         15.016    18.061         3
2008  .      18.006   10.005          2         18.061    10.040         3
2009  .      10.005   12.919          2         10.040    12.971         3
2010  .      12.919   16.364          2         12.971    16.438         3
2011  .      16.364   16.132          2         16.438    16.213         3
2012  .      16.132   17.793          1*        16.213    17.892         3
---------    ------   ------        ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Core Equity
2003  .       8.192    10.227         4          N/A        N/A        N/A
2004  .      10.227    11.259         4         10.263    11.315         1*
2005  .      11.259    11.220         4         11.315    11.293         1*
2006  .      11.220    12.508         4          N/A        N/A        N/A
2007  .      12.508    13.621         4          N/A        N/A        N/A
2008  .      13.621     8.117         4          N/A        N/A        N/A
2009  .       8.117    10.542         4          N/A        N/A        N/A
2010  .      10.542    12.100         4          N/A        N/A        N/A
2011  .      12.100    11.733         3          N/A        N/A        N/A
2012  .      11.733    13.361         3          N/A        N/A        N/A
---------    ------    ------         -         ------    ------       ---
MFS VIT Growth
2003  .       3.458     4.413        32          3.471     4.436       131
2004  .       4.413     4.886        29          4.436     4.918        68
2005  .       4.886     5.227        26          4.918     5.269        43
2006  .       5.227     5.524        17          5.269     5.578        36
2007  .       5.524     6.558        15          5.578     6.632        29
2008  .       6.558     4.023        15          6.632     4.074        22
2009  .       4.023     5.426        12          4.074     5.503        20
2010  .       5.426     6.130        11          5.503     6.226        17
2011  .       6.130     5.987        11          6.226     6.090        16
2012  .       5.987     6.884        11          6.090     7.013        15
---------    ------    ------        --         ------    ------       ---
MFS VIT Total Return
2003  .      10.158    11.573       153         10.193    11.631       379
2004  .      11.573    12.620       138         11.631    12.702       344
2005  .      12.620    12.717       127         12.702    12.819       319
2006  .      12.717    13.942       110         12.819    14.075       237
2007  .      13.942    14.232        95         14.075    14.389       191
2008  .      14.232    10.858        75         14.389    10.994       158
2009  .      10.858    12.555        71         10.994    12.731       132
2010  .      12.555    13.519        60         12.731    13.729       102
2011  .      13.519    13.488        59         13.729    13.719        90
2012  .      13.488    14.696        41         13.719    14.970        86
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2003  .       5.558     7.401        45          5.579     7.439       155
2004  .       7.401     9.439        33          7.439     9.502       148
2005  .       9.439    10.807        32          9.502    10.895       134
2006  .      10.807    13.900        18         10.895    14.035        96
2007  .      13.900    17.415        15         14.035    17.610        79
2008  .      17.415    10.637        13         17.610    10.772        68
2009  .      10.637    13.881        11         10.772    14.079        53
2010  .      13.881    15.476         8         14.079    15.719        47
2011  .      15.476    16.188         7         15.719    16.468        35
2012  .      16.188    18.000         7         16.468    18.339        30
---------    ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Growth
2003  .       8.326    10.473        14          8.343    10.510         9
2004  .      10.473    11.964        15         10.510    12.024        10
2005  .      11.964    13.365        15         12.024    13.453        11
2006  .      13.365    15.056        11         13.453    15.177        11
2007  .      15.056    18.119        11         15.177    18.292        11
2008  .      18.119    10.077         8         18.292    10.189         7
2009  .      10.077    13.025         5         10.189    13.189         5
2010  .      13.025    16.515         5         13.189    16.748         5
2011  .      16.515    16.297         4         16.748    16.552         4
2012  .      16.297    17.994         3         16.552    18.302         2
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
NB AMT Mid Cap Intrinsic Value
2003  .       9.419   13.045          2          9.783   13.047          2
2004  .      13.045   15.662          2         13.047   15.672          2
2005  .      15.662   17.211          1*        15.672   17.231          2
2006  .      17.211   18.773          1*        17.231   18.803          2
2007  .      18.773   19.028          1*        18.803   19.068          2
2008  .      19.028   10.115          1*        19.068   10.142          2
2009  .      10.115   14.545          1*        10.142   14.591          2
2010  .      14.545   18.009          1*        14.591   18.074          2
2011  .      18.009   16.521          1*        18.074   16.590          2
2012  .      16.521   18.728          1*        16.590   18.815          2
---------    ------   ------          -         ------   ------          -
PIMCO VIT CommodityRealReturn Strategy
2009  .       N/A       N/A         N/A          N/A       N/A         N/A
2010  .       N/A       N/A         N/A          N/A       N/A         N/A
2011  .       N/A       N/A         N/A          N/A       N/A         N/A
2012  .       N/A       N/A         N/A          N/A       N/A         N/A
---------    ------   ------        ---         ------   ------        ---
Putnam VT Global Health Care
2003  .       N/A       N/A         N/A          N/A       N/A         N/A
2004  .       N/A       N/A         N/A          N/A       N/A         N/A
2005  .       N/A       N/A         N/A          N/A       N/A         N/A
2006  .       N/A       N/A         N/A          N/A       N/A         N/A
2007  .       N/A       N/A         N/A          N/A       N/A         N/A
2008  .       N/A       N/A         N/A          N/A       N/A         N/A
2009  .       N/A       N/A         N/A          N/A       N/A         N/A
2010  .       N/A       N/A         N/A          N/A       N/A         N/A
2011  .       N/A       N/A         N/A          N/A       N/A         N/A
2012  .       N/A       N/A         N/A          N/A       N/A         N/A
---------    ------   ------        ---         ------   ------        ---
Putnam VT Growth & Income
2003  .       N/A       N/A         N/A          8.986   10.801          3
2004  .       N/A       N/A         N/A         10.801   11.782          2
2005  .       N/A       N/A         N/A          N/A       N/A         N/A
2006  .       N/A       N/A         N/A          N/A       N/A         N/A
2007  .       N/A       N/A         N/A          N/A       N/A         N/A
2008  .       N/A       N/A         N/A          N/A       N/A         N/A
2009  .       N/A       N/A         N/A          N/A       N/A         N/A
2010  .       N/A       N/A         N/A          N/A       N/A         N/A
2011  .       N/A       N/A         N/A          N/A       N/A         N/A
2012  .       N/A       N/A         N/A          N/A       N/A         N/A
---------    ------   ------        ---         ------   ------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
NB AMT Mid Cap Intrinsic Value
2003  .       9.387    13.075         2          9.809    13.107         8
2004  .      13.075    15.713         3         13.107    15.776        10
2005  .      15.713    17.285         3         15.776    17.380         8
2006  .      17.285    18.872         3         17.380    19.005         7
2007  .      18.872    19.148         3         19.005    19.311         7
2008  .      19.148    10.189         1*        19.311    10.291         5
2009  .      10.189    14.667         1*        10.291    14.836         2
2010  .      14.667    18.177         1*        14.836    18.414         2
2011  .      18.177    16.693         1*        18.414    16.936         1*
2012  .       N/A        N/A        N/A         16.936    19.246         1*
---------    ------    ------       ---         ------    ------        --
PIMCO VIT CommodityRealReturn Strategy
2009  .       N/A        N/A        N/A         11.612    12.499         1*
2010  .       N/A        N/A        N/A         12.499    15.276         1*
2011  .      15.239    13.837         1*        15.276    13.892         1*
2012  .      13.837    14.287         1*        13.892    14.365         1*
---------    ------    ------       ---         ------    ------        --
Putnam VT Global Health Care
2003  .       8.264     9.610         1*         8.279     9.641         1*
2004  .       N/A        N/A        N/A          9.641    10.159         1*
2005  .       N/A        N/A        N/A         10.159    11.311         1*
2006  .       N/A        N/A        N/A         11.311    11.437         1*
2007  .       N/A        N/A        N/A         11.437    11.182         5
2008  .       N/A        N/A        N/A         11.182     9.121         5
2009  .       N/A        N/A        N/A          9.121    11.305         5
2010  .       N/A        N/A        N/A         11.305    11.394         4
2011  .       N/A        N/A        N/A         11.394    11.076         4
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Putnam VT Growth & Income
2003  .       N/A        N/A        N/A          8.654    10.844         1*
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A         11.851    12.267         1*
2006  .       N/A        N/A        N/A         12.267    13.986         2
2007  .       N/A        N/A        N/A         13.986    12.926         1*
2008  .       9.905     7.712         1*        12.926     7.794         1*
2009  .       7.712     9.833         1*         7.794     9.953         1*
2010  .       9.833    11.046         1*         N/A        N/A        N/A
2011  .      11.046    10.345         1*         N/A        N/A        N/A
2012  .      10.345    12.104         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

* The numbers of accumulation units less than 500 were rounded up to one.

(1) Effective following the close of business on May 19, 2003, shares of the Lincoln VIP Social Awareness were substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.

(2) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P SSgA 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the reorganization reflect investments in the Lincoln Core Fund.

(3) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(5) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(6) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(7) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               SAI 1

Lincoln ChoicePlusSM Access
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2013. You may obtain a copy of the Lincoln ChoicePlusSM Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-5
About the S&P 500 Index                         B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2013.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $289,902,595, $358,027,469 and $437,205,763 to LFA and Selling Firms in 2010, 2011 and 2012 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Value
--------------- --------- -------------------- ---------- --------- ------------ ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170    $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                  1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                             MINIMUM VALUE CALCULATION



                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.

                              PROSPECTUS 2

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                    LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

         ChoicePlus(SM) Product Suite, ChoicePlus(SM) II Product Suite ChoicePlus Assurance(SM) A Share, ChoicePlus Assurance(SM) B Share ChoicePlus Assurance(SM) C Share, ChoicePlus Assurance(SM) L Share
ChoicePlus Assurance(SM) Bonus, ChoicePlus Assurance(SM) Series, ChoicePlus(SM)
                                     Design
               ChoicePlus(SM) Signature, ChoicePlus(SM) Rollover

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
             LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

         ChoicePlus(SM) Product Suite, ChoicePlus(SM) II Product Suite ChoicePlus Assurance(SM) A Share, ChoicePlus Assurance(SM) B Share
       ChoicePlus Assurance(SM) C Share, ChoicePlus Assurance(SM) L Share
        ChoicePlus Assurance(SM) Bonus, ChoicePlus Assurance(SM) Series
                ChoicePlus(SM) Design, ChoicePlus(SM) Signature

                 Supplement to the Prospectus dated May 1, 2013

This Supplement outlines a change to one of the investment options which will be added to your product on May 20, 2013. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

LVIP RPM FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO. The name of the LVIP RPM Fidelity(R) VIP Contrafund(R) Portfolio should be replaced throughout the prospectus with LVIP RPM VIP CONTRAFUND(R) PORTFOLIO. The fees and investment objective of the fund are not impacted by this change.

This supplement is dated May 1, 2013.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Lincoln ChoicePlus IISM Access
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your Beneficiary a Death Benefit. In the alternative, you generally may choose to receive a Death Benefit upon the death of the Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. You should refer to your contract for these state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):
     Invesco V.I. American Franchise Fund*
    (formerly Invesco Van Kampen V.I. American Franchise Fund)
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio** AllianceBernstein VPS International Value Portfolio*, **

     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Variable Portfolios II, Inc. (Class II):
   American Century Investments VP Inflation Protection Fund**

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*, **
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio**

Franklin Templeton Variable Insurance Products Trust
     (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund**
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund

Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Global Research Portfolio*
     (formerly Janus Aspen Worldwide Portfolio)

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Social Awareness Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
    (formerly LVIP BlackRock Emerging Markets Index RPM Fund)
     LVIP BlackRock Equity Dividend RPM Fund
     (formerly LVIP Wells Fargo Intrinsic Value Fund)
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
     LVIP Columbia Small-Mid Cap Growth RPM Fund

     (formerly LVIP Turner Mid-Cap Growth Fund)
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     (formerly LVIP Dimensional Non-U.S. Equity Fund)
     LVIP Dimensional U.S. Equity RPM Fund
     (formerly LVIP Dimensional U.S. Equity Fund)
     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Global Income Fund
     LVIP JPMorgan High Yield Fund
     (formerly J.P. Morgan High Yield Fund)
     LVIP JPMorgan Mid Cap Value RPM Fund
     (formerly LVIP Columbia Value Opportunities Fund)
     LVIP MFS International Growth Fund
     LVIP MFS International Growth RPM Fund*
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP RPM BlackRock Global Allocation V.I Fund*
     LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio* LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Large Cap RPM Fund*
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small-Cap RPM Fund*
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund***
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP Templeton Growth RPM Fund
     (formerly LVIP Templeton Growth Fund)
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Growth Fund
     LVIP Protected Profile Moderate Fund

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series**
     MFS (Reg. TM) VIT Utilities Series

Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio**
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*


* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** It is currently anticipated that on or about May 17, 2013, we will close and replace these Investment options. See the Description of the Funds section for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
    (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2013

Table of Contents



Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  8
Summary of Common Questions                                    13
The Lincoln National Life Insurance Company                    16
Variable Annuity Account (VAA)                                 17
Investments of the Variable Annuity Account                    17
Charges and Other Deductions                                   24
The Contracts                                                  33
 Purchase Payments                                             33
 Transfers On or Before the Annuity Commencement Date          35
 Surrenders and Withdrawals                                    38
 Death Benefit                                                 40
 Investment Requirements                                       45
 Living Benefit Riders                                         52
 Lincoln Lifetime IncomeSM Advantage 2.0                       52
 Lincoln Lifetime IncomeSM Advantage                           63
 Lincoln SmartSecurity (Reg. TM) Advantage                     72
 4LATER (Reg. TM) Advantage Protected Funds                    77
 i4LIFE (Reg. TM) Advantage                                    80
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     85
 4LATER (Reg. TM) Advantage                                    92
Annuity Payouts                                                96
 Fixed Side of the Contract                                   104
Distribution of the Contracts                                 107
Federal Tax Matters                                           108
Additional Information                                        114
 Voting Rights                                                114
 Return Privilege                                             114
 Other Information                                            114
Legal Proceedings                                             115
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   116
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

4LATER (Reg. TM) Advantage Protected Funds-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds if you adhere to certain Investment Requirements.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg.
TM) Advantage Protected Funds, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage Protected Funds, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage Protected Funds, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds- An optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value.

Lincoln SmartIncomeSM Inflation-A fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic

Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent Purchase Payments and step-ups.

Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase Payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, Annuity Payouts for the life of the Annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, and Lincoln SmartIncomeSM Inflation, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                       CONTRACTOWNER TRANSACTION EXPENSES


Accumulation Phase:
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period
account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the
Maximum Annual Withdrawal amount
under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income Payments under i4LIFE
(Reg. TM) Advantage). See Fixed Side of the
Contract.




Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):1.............................................................................    7.00%


1 The Unscheduled Payment charge percentage is reduced over time.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A


Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.40%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.50%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.65%
5% Step-up Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.65%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.80%
Estate Enhancement Benefit (EEB) Without 5% Step-up
  Mortality and Expense Risk Charge.......................................................        1.70%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.85%
Estate Enhancement Benefit (EEB) in Combination with 5% Step-up

  Mortality and Expense Risk Charge........    1.75%
  Administrative Charge....................    0.15%
  Total Separate Account Expenses..........    1.90%




                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:4,5
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:7
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage Protected Funds:9
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%


1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.

2 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

3 Only one Living Benefit rider may be elected from this chart.

4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.

5 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. Beginning January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013 Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

8 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. As of July 16, 2012, (or later in some states) this rider is no longer available for sale.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Protected Funds Charge for a discussion of these changes to the Income Base.

                                    TABLE B


Annual Account Fee:1......................................................     $    35
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.90%
  Guarantee of Principal Death Benefit....................................        1.95%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        2.10%




                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3,4     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     3.90%      3.90%
  Current Charge.........................................................     2.55%      2.75%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..............................................     3.95%      3.95%
  Current Charge.........................................................     2.60%      2.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     4.10%      4.10%
  Current Charge.........................................................     2.75%      2.95%




i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.40%
  Current Charge.................................................................    2.40%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    3.45%
  Current Charge.................................................................    2.45%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.60%
  Current Charge.................................................................    2.60%


1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.90% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.

                                    TABLE C


Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who      Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds:....     Life         Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
  Guarantee of Principal Death Benefit....................................................     1.55%          1.55%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................     1.65%          1.65%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2,3
  Guaranteed Maximum Charge...............................................................     2.00%          2.00%
  Current Charge..........................................................................     1.05%          1.25%


1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg.
  TM) Advantage Protected Funds.

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage Protected Funds) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The 4LATER (Reg. TM) Advantage Protected Funds charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions -i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.



                                    TABLE D


Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.40%
  Current Charge..........................................................................        2.55%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.60%
  Current Charge..........................................................................        2.75%


1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.35%     2.21%
      Net Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.35%     1.85%

* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $630      $1,864       $3,065       $5,931

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $630      $1,864       $3,065       $5,931

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up Death Benefit and Lincoln Lifetime IncomeSM Advantage
2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $613      $1,853       $3,114       $6,359

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $613      $1,853       $3,114       $6,359

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability. This contract is no longer offered for sale.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds, you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

We will deduct any applicable premium tax from Purchase Payments or Contract Value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. In addition, if you elect a Living Benefit rider, you may be subject to additional restrictions in terms of your ability to make Purchase Payments. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage
2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher initial Guaranteed Income Benefit percentage and shorter minimum required Access Period if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg.
TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg.
TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- 4LATER (Reg. TM) Advantage. As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

What is 4LATER (Reg. TM) Advantage Protected Funds? 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a Death Benefit and access to a Reserve Value from which Unscheduled Payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the

Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.53%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

We currently anticipate closing and replacing the following funds on or after May 17, 2013:
 o AllianceBernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o AllianceBernstein VPS International Value Portfolio with LVIP Mondrian International Value Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o Fidelity VIP Equity-Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o Fidelity VIP Overseas Portfolio with LVIP SSgA International Index Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund with LVIP SSgA Small-Cap Index Fund
 o MFS (Reg. TM) VIT Total Return Series with LVIP SSgA Moderate Structured Allocation Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SsgA S&P 500 Index
Fund


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Invesco V.I. American Franchise Fund: Long-term growth of capital. (formerly Invesco Van Kampen V.I. American Franchise Fund)
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Invesco Core Equity Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Invesco International Growth Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.


American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company

  o Global Growth Fund: Long-term growth of capital.

  o Global Small Capitalization Fund: Long-term growth of capital.

  o Growth Fund: Capital growth.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and, as a secondary objective, high current income.

  o Limited-Term Diversified Income Series: Maximum total return, consistent with reasonable risk.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.

  o DWS Small Cap Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies..


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income with consideration of the potential for capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio: To achieve capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: To maximize income while maintaining prospects for capital appreciation.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation; income is a secondary consideration.

  o Templeton Global Bond Securities Fund: High current income consistent with preservation of capital; capital appreciation is a secondary objective.

  o Templeton Growth Securities Fund: Long-term capital growth.
     (Sub-advised by Templeton Asset Management Limited)


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term capital growth, consistent with preservation of capital and balanced by current income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio: Long-term growth of capital.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Global Research Portfolio: Long-term growth of capital.
     (formerly Worldwide Portfolio)
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund: To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
    (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

  o LVIP BlackRock Equity Dividend RPM Fund: Reasonable income by investing primarily in income-producing equity securities.
    (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP Wells Fargo Intrinsic Value Fund)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP BlackRock Inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Sub-advised by Wellington Management)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
     (Sub-advised by CBRE Clarion Securities LLC)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund: Long-term capital appreciation.
    (Sub-advised by Columbia Management Investment Advisers, LLC)
     (formerly LVIP Turner Mid-Cap Growth Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional Non-U.S. Equity Fund)

  o LVIP Dimensional U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional U.S. Equity Fund)

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with the preservation of capital.

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan High Yield Fund: A high level of current income; capital appreciation is the secondary objective.
    (Sub-advised by J.P. Morgan Investment Management Inc.)
     (formerly J.P. Morgan High Yield Fund)

  o LVIP JPMorgan Mid Cap Value RPM Fund: Long-term capital appreciation. (Sub-advised by J.P. Morgan Investment Management Inc.)
     (formerly Columbia Value Opportunities Fund)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS International Growth RPM Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP MFS Value Fund: Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Sub-advised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners, Limited)

  o LVIP Money Market Fund: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*

  o LVIP RPM BlackRock Global Allocation V.I. Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio: Capital appreciation; a fund of funds.
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
    (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: To maximize long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap RPM Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Moderate Index Allocation Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Small/Mid Cap 200 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap RPM Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP T. Rowe Price Growth Stock Fund: Long-term capital growth. (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund: Long-term capital growth.
    (Sub-advised by Templeton Investment Counsel, LLC)
     (formerly LVIP Templeton Growth Fund)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas), Inc.)
     (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Vanguard Domestic Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current income; a fund of funds.

  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and sub-advised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Growth of capital.

  o Mid Cap Intrinsic Value Portfolio: Growth of capital.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity RealReturnStrategy (Reg. TM) Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
    (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
    Limited)
     This fund is not offered in contracts issued on or after May 24, 2004

  o Growth & Income Fund: Capital growth and current income.
     (Subadvised by Putnam Investments Limited)
     This fund is not offered in contracts issued on or after May 24, 2004.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:



                  Estate Enhancement    Estate Enhancement                       Enhanced
                 Benefit rider (EEB)   Benefit rider (EEB)                      Guaranteed      Guarantee of
                    in combination          without 5%         5% Step-up     Minimum Death    Principal Death
                   with 5% Step-up           Step-up         Death Benefit   Benefit (EGMDB)    Benefit (GOP)
                --------------------- --------------------- --------------- ----------------- ----------------
  Mortality
  and
  expense
  risk
  charge.......        1.75%                 1.70%              1.65%            1.50%             1.40%
  Adminis-
  trative
  charge.......        0.15%                 0.15%              0.15%            0.15%             0.15%
                        ----                  ----               ----             ----              ----
  Total
  annual
  charge
  for each
  Subaccount.          1.90%                 1.85%                               1.65%             1.55%

Account Fee

During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the

Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

4LATER (Reg. TM) Advantage Protected Funds Charge. While this rider is in effect, there is a charge for the 4LATER (Reg. TM) Advantage Protected Funds. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage Protected Funds Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage Protected Funds section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage Protected Funds
- Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1
   Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg.
TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.90%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next Valuation Date after we receive a completed election form in Good Order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.75% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.80% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.95% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). Purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds may carry over certain features of 4LATER (Reg. TM) Advantage Protected Funds to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds, the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage Protected Funds for a description of the Income Base. The total annual Subaccount charges of 1.65% for the EGMDB and 1.55% for the Guarantee of Principal Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg.
TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage Protected Funds except for the different initial Guaranteed Income Benefit rates set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)




1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0) (charge is assessed against the Income Base since it is
 larger than the Account Value)...........................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,066
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.




1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...............  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:



1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Account Value Death Benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.75% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.60% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



                                 Rider Year
                   --------------------------------------
                     1    2    3    4    5    6    7   8
                   ---- ---- ---- ---- ---- ---- ---- ---
  Charge.......... 7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:

 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments can be made. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the end of the Valuation Date (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefit or Living Benefits in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant [unless you are a tax-exempt entity, then you can name two joint Annuitants]. You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or Living Benefits. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.

Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Interest Adjustments. See Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.

Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in seven equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



                                               % of Contract Value
                                              --------------------
      FTVIPT Franklin Income Securities......         34%
      FTVIPT Mutual Shares Securities........         33%
      LVIP Templeton Growth Fund.............         33%

Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...                               AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     There is a surviving joint owner     The Annuitant is living or deceased    joint owner
 Contractowner     There is no surviving joint owner    The Annuitant is living or deceased    designated Beneficiary
Contractowner     There is no surviving joint owner    The Annuitant is living or deceased    Contractowner's estate
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living          There is no contingent Annuitant       The youngest Contractowner
                                                                                              becomes the contingent Annuitant
                                                                                              and the contract continues. The
                                                                                              Contractowner may waive* this
                                                                                              continuation and receive the Death
                                                                                              Benefit proceeds.

 UPON DEATH OF:    AND...                             AND...                               DEATH BENEFIT PROCEEDS PASS TO:
Annuitant         The Contractowner is living        The contingent Annuitant is living   contingent Annuitant becomes the
                                                                                          Annuitant and the contract continues
 Annuitant**       The Contractowner is a trust or    No contingent Annuitant allowed      designated Beneficiary
                  other non-natural person           with non-natural Contractowner


* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Guarantee of Principal Death Benefit. Check with your representative regarding state availability. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for applicable charges (an Interest Adjustment for example) and premium taxes, if any.

For contracts purchased after June 2, 2003 (or later in some states), the Contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an Interest Adjustment for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all Purchase Payments will be reduced by the sum of all withdrawals (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o (Only if this rider is elected in combination with the 5% Step Up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB Death Benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or

  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an Interest Adjustment for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your registered investment representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this Death Benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the Death Benefit amount will be the greater of the Death Benefit chosen under the contract and this ABE Death Benefit. Any Death Benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the Valuation Date the selected Death Benefit option of the contract is changed; or
 o the Annuity Commencement Date.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these Death Benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the date the surviving spouse elects to continue will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving

Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under the Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
4LATER (Reg. TM) Advantage Protected Funds                         On or after July 16, 2012
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected     On or after May 21, 2012
Funds
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  On or after April 2, 2012
Funds

Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage Protected Funds                         Option 3 for Protected
                                                                   Funds Riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected     Option 3 for Protected
Funds                                                              Funds riders
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  Option 3 for Protected
Funds                                                              Funds riders

Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Fidelity (Reg. TM) VIP Overseas Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o FTVIPT Templeton Growth Securities Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund
 o LVIP Protected Profile 2040 Fund
 o MFS (Reg. TM) VIT Growth Series
 o MFS (Reg. TM) VIT Utilities Series
 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
 o Neuberger Berman AMT Mid-Cap Growth Portfolio
 o Putnam VT Global Health Care Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the Subaccount groups are as follows:




                                                                          Group 2
                                                                          Investments cannot exceed 75% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 25% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other investment options except as discussed
                                                                          below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) High Yield Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund

Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP SSgA Emerging Markets 100 Fund

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o FTVIPT Franklin Income Securities Fund
o FTVIPT Templeton Global Bond Securities Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund

o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile 2030 Fund
o LVIP Protected Profile 2040 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3

If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg.
TM) Advantage Protected Funds you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for Protected Funds section below. If you elect any other Living Benefit rider, you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg.
TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Protected Funds Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.




                                                                                  Group 2
                                                                                  Investments cannot exceed 70% of Contract
                                                                                  Value or Account Value (if
Group 1                                                                           i4LIFE (Reg. TM) Advantage with Guaranteed
Investments must be at least 30% of Contract Value or Account Value (if           Income Benefit Protected Funds is in
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in   effect)
effect)                                                                                                             ------------
--------------------------------------------------------------------------------- ----------------------------------
Delaware VIP (Reg. TM) Diversified Income Series                                  LVIP BlackRock Equity Dividend RPM Fund
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series                     LVIP Columbia Small-Mid Cap Growth RPM Fund
LVIP BlackRock Inflation Protected Bond Fund                                      LVIP Dimensional Non-U.S. Equity RPM Fund
LVIP Delaware Bond Fund                                                           LVIP Dimensional U.S. Equity RPM Fund
LVIP Delaware Diversified Floating Rate Fund                                      LVIP JPMorgan Mid Cap Value RPM Fund
LVIP Dimensional/Vanguard Total Bond Fund                                         LVIP MFS International Growth RPM Fund
LVIP SSgA Bond Index Fund                                                         LVIP Protected Profile Conservative Fund
                                                                                  LVIP Protected Profile Growth Fund
                                                                                  LVIP Protected Profile Moderate Fund
                                                                                  LVIP RPM BlackRock Global Allocation V.I.
                                                                                  Fund
                                                                                  LVIP RPM Fidelity (Reg. TM) VIP Contrafund
                                                                                  (Reg. TM) Portfolio
                                                                                  LVIP SSgA Global Tactical Allocation RPM Fund
                                                                                  LVIP SSgA Large Cap RPM Fund
                                                                                  LVIP SSgA Small-Cap RPM Fund
                                                                                  LVIP Templeton Growth RPM Fund
                                                                                  LVIP UBS Large Cap Growth RPM Fund

Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in effect)
--------------------------------------------------------------------------------
LVIP BlackRock Emerging Markets RPM Fund

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions. The fixed account is only available for dollar cost averaging.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o Delaware VIP (Reg. TM) Diversified Income Series*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*

o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund


Option 3 - Investment Requirements for other Living Benefit Riders. If you elect a Living Benefit rider other than Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.




                                                                          Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other funds except as described below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
AllianceBernstein VPS Global Thematic Growth Portfolio
Delaware VIP (Reg. TM) Emerging Markets Series
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS (Reg. TM) VIT Utilities Series

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund*
o BlackRock Global Allocation VI Fund

o Delaware VIP (Reg. TM) Diversified Income Series*
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*

o FTVIPT Templeton Global Bond Securities Fund*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*
o LVIP Global Income Fund*
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund

o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Living Benefit Riders

The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0

Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0, the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option). The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, which are Annuity Payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other Living Benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage
2.0 available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing Contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements over and above those for Lincoln Lifetime IncomeSM Advantage 2.0, as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available for either option except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals ):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):

                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year Anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year Anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year Anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year Anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%

         Single Life Option                              Joint Life Option
-------------------------------------    --------------------------------------------------
                                                  Age
            Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
  Age           amount percentage          your spouse's age)         amount percentage
-------    --------------------------    ---------------------    -------------------------
  70+                5.00%                       70+                        4.50%


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%


Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:



    Contract value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, in South Dakota have the option to increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20,
2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional purchase payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:



    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments , Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b. If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life):



                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the

5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):



                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount

 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444).

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any other Living Benefit rider or any other Living Benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit rider at any time.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income

Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment . If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):



                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the Contractowner (and spouse if applicable) is age 65;

    b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage Protected Funds

4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage Protected Funds at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment . If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage Protected Funds. The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage Protected Funds will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a. the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a. the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b. if there were no withdrawals in that year; and

     c. the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage Protected Funds will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage Protected Funds charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments ):

                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage Protected Funds has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage Protected Funds does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To purchase 4LATER (Reg. TM) Advantage Protected Funds, the Annuitant and Secondary Life must be age 85 or younger.

4LATER (Reg. TM) Advantage Protected Funds is not available for purchase with qualified contracts. 4LATER (Reg. TM) Advantage Protected Funds is designed primarily for purchasers of non-qualified contracts with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds generally offers better benefits for the same charge. Please see Living Benefits Riders - Lincoln Lifetime IncomeSM Advantage 2.0, for more information about Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage Protected Funds becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds. Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage Protected Funds. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage Protected Funds rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage Protected Funds will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can re-elect it or any other Living Benefit we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds. Contractowners with an active 4LATER (Reg. TM) Advantage Protected Funds will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage Protected Funds rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99.

If you elected the 4LATER (Reg. TM) Advantage Protected Funds joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage Protected Funds are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg.
TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected an EEB Death Benefit or 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity

Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the Death Benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an Interest Adjustment for example)and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:




    i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or

  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an Interest Adjustment for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit;

 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) or 4LATER (Reg. TM) Advantage Protected Funds prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2 and version 3) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect these versions. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Contractowners with Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds on
                            or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%

* Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers


     of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage Protected Funds between July 16, 2012 and May 19, 2013.



 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime
IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime
                IncomeSM Advantage 2.0 prior to April 2, 2012.



 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated

Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.




8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  3,500
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.




           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

4LATER (Reg. TM) Advantage Protected Funds. Contractowners who elect the 4LATER (Reg. TM) Advantage Protected Funds rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds to calculate the Guaranteed Income Benefit as set forth below:



                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:



        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you will receive the Guarantee of Principal Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge. This rider is no longer available for sale as of July 16, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is available in your state, whichever is later. Please check with your registered representative for availability.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to

$50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.


Example:




        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:




        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.


Example:




   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.

4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected Guaranteed Period, usually 10 or 20 years, full benefit payment will continue for the rest of the Guaranteed Period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an Annuity Payout option that provides:
 o Scheduled Payments (the periodic Annuity Payouts under this rider) for the life of the Annuitant and Secondary Life (Secondary Life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A Death Benefit based on the Reserve Value.

 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the Annuitant and joint Annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum Contract Value that may be credited to this Annuity Payout option is $50,000 and the maximum is $1,000,000.

You may consider electing this Annuity Payout option if you would like an Annuity Payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, Death Benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed Annuity Payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a Death Benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your Contract Value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another Annuity Payout option at the same time by allocating less than 100% of your Contract Value to Lincoln SmartIncomeSM Inflation and the remainder to the other Annuity Payout option. If only a portion of your Contract Value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the Contract Value must be used to fund another Annuity Payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are Annuity Payouts for the life of the Annuitant (and Secondary Life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the Contract Value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the Annuitant and Secondary Life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given Contractowner with the same characteristics (sex, age, frequency of Annuity Payouts and Annuity Payout start date) the income factor for a fixed lifetime Annuity Payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the Contract Value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



      Initial Reserve Value on Rider Date 4/15/2012......................  $ 150,000
      Initial Scheduled Payment on 4/15/2012.............................  $   8,000
      Initial CPI Value published in March 2012..........................        150
      CPI Value published in December 2012...............................        155
      Adjustment percentage (155/150)....................................   1.033333
      Reserve Value After 1/1/2013 Adjustment ($150,000 x 1.033333) .      $ 155,000
      Scheduled Payment After 1/1/2013 Adjustment ($8,000 x 1.033333) .    $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the

Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



      Annual Scheduled Payment for calendar year 2012..........................  $   5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $   4,800
      Reserve Value 12/31/2012.................................................  $ 100,000
      CPI Value published in December 2012.....................................        120
      CPI Value published in December 2011.....................................        115
      Adjustment percentage (120/115)..........................................   1.043782
      Reserve Value after 1/1/2013 adjustment ($100,000 x 1.043782) .            $ 104,378
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 1.043782) .                                                     $5,217.39

Since the Scheduled Payment (after the adjustment) for 2013 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



      Annual Scheduled Payment for calendar year 2012..........................  $    5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $    4,800
      Reserve Value 12/31/2012.................................................  $  100,000
      CPI Value published in December 2012.....................................         120
      CPI Value published in December 2011.....................................         130
      Adjustment percentage (120/130)..........................................   0.9230769
      Reserve Value after 1/1/2013 adjustment ($100,000 x 0.9230769) .           $   92,308
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 0.9230769) .                                                    $ 4,615.38

Since the Scheduled Payment (after adjustment) for 2013 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:



      Annual Scheduled Payment for calendar year 2013..........................  $   4,800
      Guaranteed Minimum Scheduled Payment for calendar year 2013..............  $   4,800
      Reserve Value 12/31/2013 ($92,308 - $4,800) .                              $  87,508
      CPI Value published in December 2013.....................................        140
      CPI Value published in December 2012.....................................        120
      Adjustment percentage (140/120)..........................................    1.16666
      Reserve Value after 1/1/2014 adjustment ($87,508 x 1.166666) .             $ 102,093
      Annual Scheduled Payment for calendar year 2014 after 1/1/2014 adjustment
       ($4,615.38 x 1.166666) .                                                  $5,384.61

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Scheduled Payment, the Scheduled Payment will be paid out in calendar year 2014.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



      Reserve Value 1/1/2013.....................................................  $100,000
      Guaranteed Minimum Scheduled Payment 1/1/2013..............................  $ 15,000
      Unscheduled Payment 1/2/2013...............................................  $  2,000
      Proportional reduction percentage ($2,000/$100,000) .                             .02
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x
       $15,000) .                                                                  $    300
      New Guaranteed Minimum Scheduled Payment...................................  $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



      Reserve Value 1/1/2013...................................................  $10,000
      Guaranteed Minimum Scheduled Payment.....................................  $15,000
      Unscheduled Payment 1/2/2013.............................................  $ 2,000
      Proportional reduction percentage ($2,000/$10,000) .                           .20
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x
       $15,000) .                                                                $ 3,000
      New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000) .              $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:

Guaranteed Minimum Scheduled Payment for calendar year 2013...............................  $    4,800
Annual Scheduled Payment for calendar year 2013 paid 1/1/2013.............................  $    5,000
Reserve Value 1/1/2013 before Scheduled Payment...........................................  $  515,000
Reserve Value 1/2/2013 after Scheduled Payment ($515,000 - $5,000) .                        $  510,000
Unscheduled Payment charge percent........................................................           7%
Then current Reserve Value before Unscheduled Payment on 1/15/2013........................  $  510,000
Free amount on 1/15/2013 (10% x $510,000) .                                                 $   51,000
Unscheduled Payment 1/15/2013.............................................................  $   10,000
[since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is no Unscheduled Payment
 charge]..................................................................................
Reserve Value 1/15/2013 after Unscheduled Payment ($510,000 - $10,000) .                    $  500,000
Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000) .              1.96078%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,902
  x .0196078)] .
Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x .0196078)] .  $    4,706
Then current Reserve Value 2/1/2013 before second Unscheduled Payment.....................  $  500,000
2nd Unscheduled Payment 2/1/2013..........................................................  $   75,000
Free amount on 2/1/2013 (10% x $500,000) .                                                  $   50,000
Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment) .                       $   40,000
Unscheduled Payment charge [($75,000 - $40,000) x .07] .                                    $    2,450
Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450) .             $   72,550
Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000) .                   15%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,250
  x .15)] .
Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled Payment
[$4,800 - ($4,800 x
 .15)]....................................................................................  $    4,000
Reserve Value after 2/2/2013 Unscheduled Payment and Unscheduled Payment charge ($500,000   $  425,000
  - $75,000) .

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the Contractowner, Annuitant or the Secondary Life a Death Benefit will be paid if there is a Reserve Value. The Death Benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The Death Benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a Death Benefit upon the death of the Contractowner demonstrating the impact of a negative hypothetical CPI factor:




7/15/2012 Initial Reserve Value......................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                        $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment
 ($90,000 - $45,000 = $45,000) .                                       $ 45,000
8/6/2013 Death of a Contractowner
 Death Benefit is greater of
  a) current Reserve Value ($45,000); or
  b) initial Reserve Value minus Scheduled Payment
   ($100,000 - $45,000 = $55,000) .
8/5/2013 Death Benefit paid..........................................  $ 55,000

If any Contractowner (who is not the Annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the Beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the Annuitant and any Secondary Life.

If the Annuitant dies (whether or not the Annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any Secondary Life.

If the Secondary Life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the Death Benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the Annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior Death Benefit elections will terminate (other than any Death Benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation Death Benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage Death Benefit will be in effect only on the portion of the Contract Value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The Contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:




7/15/2012 Initial Reserve Value...........................................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                                             $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 - $45,000 =       $ 45,000
  $45,000) .
8/6/2013 Unscheduled Payment..............................................................  $ 45,000
Reserve Value.............................................................................  $      0
Reserve Value is reduced to zero which results in termination of the rider
 Initial Reserve Value is greater than payments received
 [$100,000 > ($45,000 + $45,000) = $90,000] .
Final payment made to holder of rights of ownership.......................................  $ 10,000

General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for Guaranteed Period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The Interest Adjustment is calculated by multiplying the transaction amount by:



    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.


Abandoned Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.50% of Purchase Payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency

Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Discontinuance of Use with Qualified Retirement Plans

Beginning September 24, 2007, our individual variable annuity products are no longer available for purchase under a 403(b) plan. Beginning July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or

 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











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                         Lincoln ChoicePlus IISM Access
                    Lincoln Life Variable Annuity Account N










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Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus IISM Access.


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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2003  .       N/A        N/A        N/A          6.595     9.309         3          N/A        N/A
2004  .       N/A        N/A        N/A          9.309     9.603         3          N/A        N/A
2005  .       N/A        N/A        N/A          9.603     9.771         3          N/A        N/A
2006  .       N/A        N/A        N/A          9.771    10.396         3          N/A        N/A
2007  .       N/A        N/A        N/A         10.396    12.237         2          N/A        N/A
2008  .       N/A        N/A        N/A         12.237     6.310         2          N/A        N/A
2009  .       N/A        N/A        N/A          6.310     9.487         2          N/A        N/A
2010  .       N/A        N/A        N/A          9.487    11.044         2          N/A        N/A
2011  .       N/A        N/A        N/A         11.044     8.303         2          N/A        N/A
2012  .       N/A        N/A        N/A          8.303     9.230         2          N/A        N/A
---------     --         ---        ---         ------    ------         -          --         ---
ABVPSF Growth and Income
2003  .       8.627    11.190        12          7.892    10.241         7          7.861    10.205
2004  .      11.190    12.211        11         10.241    11.181         9         10.205    11.148
2005  .      12.211    12.532        12         11.181    11.481        10         11.148    11.452
2006  .      12.532    14.385        13         11.481    13.185         7         11.452    13.158
2007  .      14.385    14.800        10         13.185    13.573         3         13.158    13.552
2008  .      14.800     8.612         5         13.573     7.902         3         13.552     7.894
2009  .       8.612    10.169         4          7.902     9.335         3          7.894     9.330
2010  .      10.169    11.255         3          9.335    10.337         3          9.330    10.337
2011  .      11.255    11.713         3         10.337    10.763         1*        10.337    10.769
2012  .      11.713    13.475         3         10.763    12.388         1*        10.769    12.401
---------    ------    ------       ---         ------    ------        --         ------    ------
ABVPSF International Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A         11.722    11.832
2007  .       N/A        N/A        N/A         11.697    12.257         1*        11.832    12.269
2008  .      11.982     5.614         1*        12.257     5.621         1*        12.269     5.629
2009  .       N/A        N/A        N/A          5.621     7.414         1*         5.629     7.429
2010  .       7.401     7.574         2          7.414     7.591         1*         N/A        N/A
2011  .       7.574     5.987         1*         N/A        N/A        N/A          N/A        N/A
2012  .       5.987     6.708         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
ABVPSF Large Cap Growth
2003  .       8.104     9.810         2          7.467     9.043         4          4.257     5.159
2004  .       9.810    10.429         2          9.043     9.619         6          5.159     5.489
2005  .      10.429    11.751         2          9.619    10.844         6          5.489     6.192
2006  .      11.751    11.456         2         10.844    10.577         7          6.192     6.042
2007  .      11.456    12.771         2         10.577    11.797         4          6.042     6.743
2008  .      12.771     7.541         1*        11.797     6.969         4          6.743     3.985
2009  .       7.541    10.145         1*         6.969     9.380         3          3.985     5.366
2010  .      10.145    10.932         1*         9.380    10.113         4          5.366     5.789
2011  .      10.932    10.375         1*        10.113     9.603         2          5.789     5.499
2012  .      10.375    11.821         1*         9.603    10.947         2          5.499     6.272
---------    ------    ------       ---         ------    ------       ---         ------    ------
ABVPSF Small/Mid Cap Value
2003  .      10.902    15.071         2         10.907    15.086         1*        10.915    15.104
2004  .      15.071    17.608         2         15.086    17.634         1*        15.104    17.664
2005  .      17.608    18.422         3         17.634    18.459         2         17.664    18.499
2006  .      18.422    20.642         3         18.459    20.694         2         18.499    20.750
2007  .      20.642    20.564         4         20.694    20.626         2         20.750    20.691
2008  .      20.564    12.964         4         20.626    13.009         1*        20.691    13.057
2009  .      12.964    18.146         3         13.009    18.219         1*        13.057    18.295
2010  .      18.146    22.538         2         18.219    22.640         1*        18.295    22.746
2011  .      22.538    20.207         2         22.640    20.309         1*        22.746    20.414
2012  .      20.207    23.489         2         20.309    23.619         1*        20.414    23.753
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2003  .        N/A          2.788     3.944        62          N/A        N/A        N/A
2004  .        N/A          3.944     4.076        68          N/A        N/A        N/A
2005  .        N/A          4.076     4.156        59          N/A        N/A        N/A
2006  .        N/A          4.156     4.431        91          N/A        N/A        N/A
2007  .        N/A          4.431     5.226       108          N/A        N/A        N/A
2008  .        N/A          5.226     2.700        71          N/A        N/A        N/A
2009  .        N/A          2.700     4.067        68          N/A        N/A        N/A
2010  .        N/A          4.067     4.744        67          N/A        N/A        N/A
2011  .        N/A          4.744     3.574        63          N/A        N/A        N/A
2012  .        N/A          3.574     3.981        67          N/A        N/A        N/A
---------      ---          -----     -----       ---          --         ---        ---
ABVPSF Growth and Income
2003  .         62          7.889    10.257       299          8.667    11.281        31
2004  .         61         10.257    11.221       289         11.281    12.354        57
2005  .         45         11.221    11.545       234         12.354    12.723        76
2006  .         23         11.545    13.285       212         12.723    14.655        65
2007  .         21         13.285    13.703       144         14.655    15.130        63
2008  .         12         13.703     7.993       133         15.130     8.835        55
2009  .          9          7.993     9.463        73          8.835    10.469        50
2010  .          9          9.463    10.499        65         10.469    11.628        32
2011  .          4         10.499    10.954        45         11.628    12.144        25
2012  .          2         10.954    12.633        38         12.144    14.019        13
---------      ---         ------    ------       ---         ------    ------       ---
ABVPSF International Value
2006  .          1*        10.571    11.842         5         11.021    11.850         1*
2007  .          1*        11.842    12.297         5         11.850    12.318         1*
2008  .          1*        12.297     5.651         6         12.318     5.666         1*
2009  .          1*         5.651     7.468         5          N/A        N/A        N/A
2010  .        N/A          7.468     7.662         6          N/A        N/A        N/A
2011  .        N/A          7.662     6.071         2          N/A        N/A        N/A
2012  .        N/A          6.071     6.820         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
ABVPSF Large Cap Growth
2003  .         25          4.273     5.186        73          8.142     9.891       N/A
2004  .         22          5.186     5.527        98          9.891    10.551         3
2005  .         22          5.527     6.243        84         10.551    11.931        10
2006  .         14          6.243     6.101        78         11.931    11.672        10
2007  .         10          6.101     6.819        69         11.672    13.057        10
2008  .          8          6.819     4.036        95         13.057     7.737        10
2009  .          8          4.036     5.443        80          7.737    10.444        13
2010  .          8          5.443     5.881        82         10.444    11.295        13
2011  .          6          5.881     5.595        82         11.295    10.757        13
2012  .          2          5.595     6.391        11         10.757    12.300         4
---------      ---         ------    ------       ---         ------    ------       ---
ABVPSF Small/Mid Cap Value
2003  .          4         10.936    15.156        27         10.950    15.191         4
2004  .          4         15.156    17.751        29         15.191    17.811        27
2005  .          3         17.751    18.619        21         17.811    18.700        21
2006  .          2         18.619    20.915        18         18.700    21.027        20
2007  .          1*        20.915    20.887        18         21.027    21.020        16
2008  .          3         20.887    13.201        18         21.020    13.298        12
2009  .          1*        13.201    18.524        17         13.298    18.679        10
2010  .          1*        18.524    23.065        18         18.679    23.282         6
2011  .          1*        23.065    20.731        14         23.282    20.947         5
2012  .          1*        20.731    24.159        12         20.947    24.435         3
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection
2004  .      10.042    10.389        25          N/A        N/A        N/A          N/A        N/A
2005  .      10.389    10.352        29         10.392    10.360         1*        10.395    10.368
2006  .      10.352    10.317        28         10.360    10.330         1*        10.368    10.344
2007  .      10.317    11.085         3         10.330    11.105         1*        10.344    11.125
2008  .      11.085    10.702        12         11.105    10.727        23         11.125    10.752
2009  .      10.702    11.576        46         10.727    11.608        49         10.752    11.641
2010  .      11.576    11.938        47         11.608    11.977        42         11.641    12.016
2011  .      11.938    13.089        44         11.977    13.138        42         12.016    13.188
2012  .      13.089    13.791        35         13.138    13.850        41         13.188    13.910
---------    ------    ------        --         ------    ------       ---         ------    ------
American Funds Global Growth
2004  .       N/A        N/A        N/A          N/A        N/A        N/A         10.082    11.256
2005  .       N/A        N/A        N/A          N/A        N/A        N/A         11.256    12.611
2006  .       N/A        N/A        N/A          N/A        N/A        N/A         12.611    14.916
2007  .      16.079    16.765         3          N/A        N/A        N/A         14.916    16.826
2008  .      16.765    10.135        15         15.185    10.158        17         16.826    10.181
2009  .      10.135    14.151        12         10.158    14.190        14         10.181    14.230
2010  .      14.151    15.515        10         14.190    15.566        14         14.230    15.618
2011  .      15.515    13.870        10         15.566    13.923        15         15.618    13.976
2012  .      13.870    16.680        10         13.923    16.752        14         13.976    16.824
---------    ------    ------       ---         ------    ------       ---         ------    ------
American Funds Global Small Capitalization
2003  .       9.922    14.947         8          9.929    14.965         1*         5.606     8.453
2004  .      14.947    17.729         8         14.965    17.758         2          8.453    10.036
2005  .      17.729    21.805         8         17.758    21.853         2         10.036    12.356
2006  .      21.805    26.541         9         21.853    26.612         2         12.356    15.055
2007  .      26.541    31.622         3         26.612    31.723         1*        15.055    17.955
2008  .      31.622    14.420         2         31.723    14.473         1*        17.955     8.196
2009  .      14.420    22.822         2         14.473    22.917         1*         8.196    12.984
2010  .      22.822    27.412         1*        22.917    27.540         1*        12.984    15.611
2011  .      27.412    21.746         1*        27.540    21.859         1*        15.611    12.397
2012  .      21.746    25.216         1*        21.859    25.359         1*        12.397    14.389
---------    ------    ------       ---         ------    ------       ---         ------    ------
American Funds Growth
2003  .       9.121    12.243        45          8.018    10.768        26          5.349     7.187
2004  .      12.243    13.514        46         10.768    11.892        23          7.187     7.941
2005  .      13.514    15.407        46         11.892    13.564        22          7.941     9.062
2006  .      15.407    16.662        45         13.564    14.676        20          9.062     9.810
2007  .      16.662    18.367        43         14.676    16.186        16          9.810    10.824
2008  .      18.367    10.097        28         16.186     8.902        11         10.824     5.956
2009  .      10.097    13.811        27          8.902    12.183        11          5.956     8.156
2010  .      13.811    16.083        25         12.183    14.194        13          8.156     9.507
2011  .      16.083    15.105        24         14.194    13.338        13          9.507     8.938
2012  .      15.105    17.473        21         13.338    15.436        13          8.938    10.349
---------    ------    ------       ---         ------    ------       ---         ------    ------
American Funds Growth-Income
2003  .       9.059    11.772       228          8.438    10.970        79          8.426    10.959
2004  .      11.772    12.748       235         10.970    11.886        81         10.959    11.880
2005  .      12.748    13.238       209         11.886    12.348        65         11.880    12.349
2006  .      13.238    14.963       155         12.348    13.965        58         12.349    13.972
2007  .      14.963    15.422       121         13.965    14.400        49         13.972    14.415
2008  .      15.422     9.404        49         14.400     8.786         6         14.415     8.799
2009  .       9.404    12.110        44          8.786    11.319         5          8.799    11.342
2010  .      12.110    13.240        42         11.319    12.381         5         11.342    12.413
2011  .      13.240    12.753        36         12.381    11.932         5         12.413    11.968
2012  .      12.753    14.701        28         11.932    13.761         5         11.968    13.809
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection
2004  .        N/A          9.905    10.404         23        10.042    10.410        13
2005  .          1*        10.404    10.393         70        10.410    10.410       191
2006  .          1*        10.393    10.384         79        10.410    10.411       109
2007  .          1*        10.384    11.185         65        10.411    11.226       109
2008  .          2         11.185    10.826         77        11.226    10.876        99
2009  .          1*        10.826    11.740        102        10.876    11.806        88
2010  .         30         11.740    12.136        101        11.806    12.217        85
2011  .         29         12.136    13.340         93        12.217    13.442        60
2012  .         29         13.340    14.091        104        13.442    14.212        55
---------      ---         ------    ------        ---        ------    ------       ---
American Funds Global Growth
2004  .          1*        10.216    11.266          8        10.239    11.273        23
2005  .          2         11.266    12.641         16        11.273    12.662        24
2006  .          3         12.641    14.975         41        12.662    15.014        44
2007  .          3         14.975    16.917         39        15.014    16.978        32
2008  .          6         16.917    10.252         19        16.978    10.299        32
2009  .          5         10.252    14.350         26        10.299    14.431        23
2010  .          4         14.350    15.773         20        14.431    15.878        19
2011  .          2         15.773    14.136         15        15.878    14.244        12
2012  .          2         14.136    17.043         13        14.244    17.190         8
---------      ---         ------    ------        ---        ------    ------       ---
American Funds Global Small Capitalization
2003  .          8          5.627     8.497         57         9.969    15.071         2
2004  .          7          8.497    10.104        126        15.071    17.937        31
2005  .          7         10.104    12.458        128        17.937    22.139        38
2006  .          7         12.458    15.201        159        22.139    27.042        49
2007  .          6         15.201    18.157        147        27.042    32.332        43
2008  .          2         18.157     8.301         84        32.332    14.796        31
2009  .          3          8.301    13.170         70        14.796    23.498        23
2010  .          3         13.170    15.858         62        23.498    28.323        24
2011  .          3         15.858    12.612         54        28.323    22.548        19
2012  .          3         12.612    14.661         41        22.548    26.237        14
---------      ---         ------    ------        ---        ------    ------       ---
American Funds Growth
2003  .        138          5.368     7.224      1,098         9.164    12.344        80
2004  .        130          7.224     7.993      1,372        12.344    13.673       310
2005  .        120          7.993     9.136      1,356        13.673    15.643       298
2006  .         95          9.136     9.904      1,273        15.643    16.976       298
2007  .         71          9.904    10.945      1,084        16.976    18.779       260
2008  .         45         10.945     6.032        969        18.779    10.360       281
2009  .         41          6.032     8.272        871        10.360    14.221       258
2010  .         35          8.272     9.657        776        14.221    16.618       170
2011  .         24          9.657     9.092        639        16.618    15.662       126
2012  .         22          9.092    10.543        522        15.662    18.180       114
---------      ---         ------    ------      -----        ------    ------       ---
American Funds Growth-Income
2003  .        121          8.456    11.015        761         9.101    11.867       163
2004  .        122         11.015    11.959      1,033        11.867    12.897       518
2005  .         99         11.959    12.449      1,005        12.897    13.439       507
2006  .         69         12.449    14.107        916        13.439    15.244       475
2007  .         54         14.107    14.576        776        15.244    15.767       397
2008  .         38         14.576     8.911        635        15.767     9.648       337
2009  .         32          8.911    11.503        534         9.648    12.468       303
2010  .         24         11.503    12.608        474        12.468    13.679       239
2011  .         15         12.608    12.174        413        13.679    13.222       169
2012  .         14         12.174    14.069        346        13.222    15.295       157
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2003  .       9.053   11.978         10          8.540   11.306         16          5.149     6.819
2004  .      11.978   14.023         11         11.306   13.243         17          6.819     7.991
2005  .      14.023   16.718         19         13.243   15.796         16          7.991     9.537
2006  .      16.718   19.517         29         15.796   18.449         21          9.537    11.144
2007  .      19.517   22.984         31         18.449   21.737         29         11.144    13.137
2008  .      22.984   13.051         17         21.737   12.350          8         13.137     7.467
2009  .      13.051   18.321         15         12.350   17.345          8          7.467    10.493
2010  .      18.321   19.277         12         17.345   18.259          5         10.493    11.052
2011  .      19.277   16.273          8         18.259   15.421          4         11.052     9.338
2012  .      16.273   18.826          5         15.421   17.849          4          9.338    10.814
---------    ------   ------         --         ------   ------         --         ------    ------
BlackRock Global Allocation V.I.
2009  .      11.157   11.551         26          N/A       N/A         N/A          N/A        N/A
2010  .      11.551   12.440         37         11.555   12.450          2         11.558    12.460
2011  .      12.440   11.762         39         12.450   11.777          2         12.460    11.792
2012  .      11.762   12.690         19         11.777   12.713          2         11.792    12.736
---------    ------   ------         --         ------   ------        ---         ------    ------
Delaware VIP Diversified Income
2004  .      10.080   10.855         30         10.011   10.858          1*        10.197    10.862
2005  .      10.855   10.588         39         10.858   10.597          1*        10.862    10.605
2006  .      10.588   11.175         31         10.597   11.190          1*        10.605    11.204
2007  .      11.175   11.778         40         11.190   11.799          1*        11.204    11.820
2008  .      11.778   10.990         53         11.799   11.015         27         11.820    11.041
2009  .      10.990   13.658         38         11.015   13.696         17         11.041    13.735
2010  .      13.658   14.455         38         13.696   14.503         14         13.735    14.551
2011  .      14.455   15.056         37         14.503   15.113         14         14.551    15.171
2012  .      15.056   15.788         28         15.113   15.856         14         15.171    15.925
---------    ------   ------         --         ------   ------        ---         ------    ------
Delaware VIP Emerging Markets
2004  .       N/A       N/A         N/A          N/A       N/A         N/A          N/A        N/A
2005  .      25.668   32.013          2         25.710   32.081          1*         N/A        N/A
2006  .      32.013   39.833          1*        32.081   39.937          1*        31.089    36.526
2007  .      39.833   54.134          2         39.937   54.303          1*        36.526    49.690
2008  .      54.134   25.662          1*        54.303   25.756          1*         N/A        N/A
2009  .      25.662   44.737          1*        25.756   44.922          1*        30.006    41.147
2010  .      44.737   51.889          2          N/A       N/A         N/A         41.147    47.773
2011  .      51.889   40.729          2          N/A       N/A         N/A         47.773    37.535
2012  .      40.729   45.632          1*         N/A       N/A         N/A         37.535    42.096
---------    ------   ------        ---         ------   ------        ---         ------    ------
Delaware VIP High Yield
2003  .      10.275   12.966         19          9.922   12.527          8          8.392    10.601
2004  .      12.966   14.506         23         12.527   14.022          9         10.601    11.872
2005  .      14.506   14.709         26         14.022   14.225          9         11.872    12.050
2006  .      14.709   16.192         13         14.225   15.667          9         12.050    13.278
2007  .      16.192   16.292          8         15.667   15.771          4         13.278    13.373
2008  .      16.292   12.080          9         15.771   11.700          3         13.373     9.926
2009  .      12.080   17.620          8         11.700   17.074          6          9.926    14.492
2010  .      17.620   19.866          6         17.074   19.260          3         14.492    16.356
2011  .      19.866   19.946          4         19.260   19.348          3         16.356    16.439
2012  .      19.946   22.968          1*        19.348   22.290          3         16.439    18.948
---------    ------   ------        ---         ------   ------        ---         ------    ------
Delaware VIP Limited-Term Diversified Income
2005  .       N/A       N/A         N/A          N/A       N/A         N/A          N/A        N/A
2006  .       N/A       N/A         N/A          N/A       N/A         N/A          N/A        N/A
2007  .       N/A       N/A         N/A          N/A       N/A         N/A          N/A        N/A
2008  .       N/A       N/A         N/A         10.108   10.130          1*         N/A        N/A
2009  .       N/A       N/A         N/A         10.130   11.196          9          N/A        N/A
2010  .      11.168   11.429          7         11.196   11.462         11          N/A        N/A
2011  .      11.429   11.500          6         11.462   11.540         11          N/A        N/A
2012  .      11.500   11.569          5         11.540   11.614         11          N/A        N/A
---------    ------   ------        ---         ------   ------        ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2003  .         45          5.168     6.855       449          9.094    12.075       100
2004  .         45          6.855     8.045       570         12.075    14.186       199
2005  .         62          8.045     9.615       610         14.186    16.972       185
2006  .         48          9.615    11.253       619         16.972    19.882       186
2007  .         37         11.253    13.285       582         19.882    23.496       173
2008  .         18         13.285     7.563       451         23.496    13.389       116
2009  .         16          7.563    10.644       386         13.389    18.862       104
2010  .         13         10.644    11.227       344         18.862    19.915        88
2011  .         15         11.227     9.501       294         19.915    16.870        62
2012  .         11          9.501    11.019       234         16.870    19.585        66
---------       --         ------    ------       ---         ------    ------       ---
BlackRock Global Allocation V.I.
2009  .        N/A         10.253    11.569        59         10.809    11.576        37
2010  .          1*        11.569    12.491        56         11.576    12.511        65
2011  .          3         12.491    11.839        59         12.511    11.870        31
2012  .          3         11.839    12.806        41         11.870    12.852        28
---------      ---         ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income
2004  .          2         10.207    10.872         8         10.080    10.878        18
2005  .          4         10.872    10.631        48         10.878    10.648        55
2006  .          4         10.631    11.248        53         10.648    11.277        51
2007  .          4         11.248    11.884        82         11.277    11.927        49
2008  .         10         11.884    11.117        87         11.927    11.168        63
2009  .         25         11.117    13.851        82         11.168    13.928        61
2010  .         17         13.851    14.696        64         13.928    14.793        52
2011  .         17         14.696    15.345        53         14.793    15.462        30
2012  .         16         15.345    16.131        41         15.462    16.271        28
---------      ---         ------    ------       ---         ------    ------       ---
Delaware VIP Emerging Markets
2004  .        N/A         14.457    19.360         7         10.243    13.572         3
2005  .        N/A         19.360    24.206        29         13.572    16.986        77
2006  .          1*        24.206    30.194        40         16.986    21.209       109
2007  .          1*        30.194    41.137        53         21.209    28.925       104
2008  .        N/A         41.137    19.550        32         28.925    13.760        79
2009  .          1*        19.550    34.167        32         13.760    24.072        71
2010  .          1*        34.167    39.728        32         24.072    28.019        41
2011  .          1*        39.728    31.262        25         28.019    22.070        37
2012  .          1*        31.262    35.112        24         22.070    24.813        36
---------      ---         ------    ------       ---         ------    ------       ---
Delaware VIP High Yield
2003  .         14          8.425    10.658       714         10.322    13.071        75
2004  .         15         10.658    11.953       340         13.071    14.675        90
2005  .         12         11.953    12.151       281         14.675    14.932        78
2006  .         11         12.151    13.409       248         14.932    16.495        76
2007  .         10         13.409    13.526       129         16.495    16.655        72
2008  .          7         13.526    10.054       125         16.655    12.393        53
2009  .          7         10.054    14.702        99         12.393    18.139        39
2010  .          3         14.702    16.618        96         18.139    20.524        16
2011  .          3         16.618    16.727        92         20.524    20.679        11
2012  .          2         16.727    19.308        93         20.679    23.895         9
---------      ---         ------    ------       ---         ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2005  .        N/A          N/A        N/A        N/A          9.971     9.927         3
2006  .        N/A          N/A        N/A        N/A          9.927    10.197        14
2007  .        N/A          N/A        N/A        N/A         10.197    10.466        13
2008  .        N/A         10.360    10.202         1*        10.466    10.238        15
2009  .        N/A         10.202    11.298        61         10.238    11.349        59
2010  .        N/A         11.298    11.590       108         11.349    11.655        69
2011  .        N/A         11.590    11.692        71         11.655    11.769        58
2012  .        N/A         11.692    11.791        82         11.769    11.880        53
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2003  .      10.954    14.373        37         10.634    13.960        35         11.705    15.374
2004  .      14.373    18.487        38         13.960    17.964        36         15.374    19.794
2005  .      18.487    19.383        32         17.964    18.844        35         19.794    20.775
2006  .      19.383    25.166        28         18.844    24.479        31         20.775    27.000
2007  .      25.166    21.191        21         24.479    20.623        26         27.000    22.758
2008  .      21.191    13.455        10         20.623    13.101        10         22.758    14.464
2009  .      13.455    16.270         4         13.101    15.849         4         14.464    17.508
2010  .      16.270    20.212         4         15.849    19.699         4         17.508    21.771
2011  .      20.212    21.937         4         19.699    21.391         4         21.771    23.653
2012  .      21.937    25.099         3         21.391    24.487         5         23.653    27.090
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP Small Cap Value
2003  .      10.904    15.157        40         10.160    14.129        32         12.019    16.723
2004  .      15.157    18.018        42         14.129    16.805        36         16.723    19.901
2005  .      18.018    19.297        36         16.805    18.007        35         19.901    21.334
2006  .      19.297    21.941        40         18.007    20.485        33         21.334    24.282
2007  .      21.941    20.056        33         20.485    18.734        28         24.282    22.218
2008  .      20.056    13.761        12         18.734    12.860         9         22.218    15.260
2009  .      13.761    17.764        15         12.860    16.609        15         15.260    19.718
2010  .      17.764    22.993        13         16.609    21.509        16         19.718    25.547
2011  .      22.993    22.201        13         21.509    20.779        14         25.547    24.692
2012  .      22.201    24.753        10         20.779    23.179        14         24.692    27.559
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP Smid Cap Growth(6)
2003  .      10.023    13.256         4          9.579    12.675         7          5.056     6.694
2004  .      13.256    14.609        18         12.675    13.975         8          6.694     7.384
2005  .      14.609    15.138        17         13.975    14.489         8          7.384     7.660
2006  .      15.138    15.943        17         14.489    15.267         7          7.660     8.075
2007  .      15.943    17.279        15         15.267    16.555         3          8.075     8.760
2008  .      17.279     9.009         3         16.555     8.636         3          8.760     4.572
2009  .       9.009    13.646         3          8.636    13.087         3          4.572     6.932
2010  .      16.188    18.301         3         15.531    17.560         3          8.230     9.306
2011  .      18.301    19.375         3         17.560    18.600         2          9.306     9.862
2012  .      19.375    21.047         1*        18.600    20.215         2          9.862    10.724
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP U.S. Growth
2003  .       N/A        N/A        N/A          8.979     9.785         4          N/A        N/A
2004  .       9.118     9.892         1*         9.785     9.896         5          N/A        N/A
2005  .       N/A        N/A        N/A          9.896    11.115         5          N/A        N/A
2006  .       N/A        N/A        N/A         11.115    11.136         2          N/A        N/A
2007  .       N/A        N/A        N/A         11.136    12.285         2          N/A        N/A
2008  .       N/A        N/A        N/A         12.285     6.891         2          N/A        N/A
2009  .       N/A        N/A        N/A          6.891     9.669         2          N/A        N/A
2010  .       N/A        N/A        N/A          9.669    10.777         2          N/A        N/A
2011  .       N/A        N/A        N/A         10.777    11.374         1*         N/A        N/A
2012  .       N/A        N/A        N/A         11.374    12.947         1*         N/A        N/A
---------    ------    ------       ---         ------    ------        --         ------    ------
Delaware VIP Value
2003  .       8.834    11.105         3          8.219    10.336         3          8.681    10.922
2004  .      11.105    12.485         3         10.336    11.627         3         10.922    12.292
2005  .      12.485    12.959         2         11.627    12.075         3         12.292    12.772
2006  .      12.959    15.741         3         12.075    14.674         3         12.772    15.530
2007  .      15.741    14.982         2         14.674    13.974         3         15.530    14.796
2008  .      14.982     9.765         1*        13.974     9.112         3         14.796     9.653
2009  .       9.765    11.273         1*         9.112    10.524         2          9.653    11.155
2010  .      11.273    12.756         1*        10.524    11.915         2         11.155    12.635
2011  .      12.756    13.674         1*        11.915    12.780         2         12.635    13.558
2012  .      13.674    15.354         1*        12.780    14.356         2         13.558    15.239
---------    ------    ------       ---         ------    ------        --         ------    ------
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .      11.468    12.619         4          N/A        N/A        N/A          N/A        N/A
2011  .      12.619    11.995         4          N/A        N/A        N/A         12.642    12.029
2012  .      11.995    12.872         4          N/A        N/A        N/A         12.029    12.921
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2003  .         12         11.748    15.453        97         11.006    14.491        39
2004  .         11         15.453    19.926       110         14.491    18.704        53
2005  .         10         19.926    20.944       102         18.704    19.679        43
2006  .          8         20.944    27.260        95         19.679    25.640        41
2007  .          7         27.260    23.012        67         25.640    21.666        34
2008  .          6         23.012    14.648        52         21.666    13.805        31
2009  .          4         14.648    17.756        42         13.805    16.752        25
2010  .          3         17.756    22.114        48         16.752    20.883        16
2011  .          2         22.114    24.062        44         20.883    22.745         7
2012  .          2         24.062    27.599        40         22.745    26.115         4
---------       --         ------    ------       ---         ------    ------        --
Delaware VIP Small Cap Value
2003  .         28         12.061    16.806       108         10.954    15.280        25
2004  .         26         16.806    20.029       109         15.280    18.229        74
2005  .         24         20.029    21.504       110         18.229    19.590        81
2006  .         18         21.504    24.512       100         19.590    22.353        89
2007  .         13         24.512    22.462        80         22.353    20.504        40
2008  .          7         22.462    15.451        65         20.504    14.118        32
2009  .          4         15.451    19.995        48         14.118    18.289        29
2010  .          4         19.995    25.945        41         18.289    23.755        21
2011  .          4         25.945    25.115        32         23.755    23.017        19
2012  .          2         25.115    28.072        30         23.017    25.753        15
---------       --         ------    ------       ---         ------    ------        --
Delaware VIP Smid Cap Growth(6)
2003  .         41          5.075     6.729       250         10.070    13.365        28
2004  .         43          6.729     7.434       227         13.365    14.780        55
2005  .         42          7.434     7.723       199         14.780    15.370        28
2006  .         25          7.723     8.154       181         15.370    16.244        22
2007  .         23          8.154     8.859       109         16.244    17.666        21
2008  .         17          8.859     4.630        86         17.666     9.243        14
2009  .          9          4.630     7.031        64          9.243    14.050         8
2010  .          9          8.358     9.454        60         16.713    18.909         6
2011  .          6          9.454    10.034        60         18.909    20.089         6
2012  .          4         10.034    10.927        47         20.089    21.899         2
---------       --         ------    ------       ---         ------    ------        --
Delaware VIP U.S. Growth
2003  .        N/A          8.101     9.830        32          8.110     9.851        15
2004  .        N/A          9.830     9.962        21          9.851     9.993        16
2005  .        N/A          9.962    11.211        12          9.993    11.257        18
2006  .        N/A         11.211    11.254        11         11.257    11.313        11
2007  .        N/A         11.254    12.440         8         11.313    12.517        11
2008  .        N/A         12.440     6.992         7         12.517     7.042        11
2009  .        N/A          6.992     9.831         5          7.042     9.912         1*
2010  .        N/A          9.831    10.980         4          9.912    11.081         1*
2011  .        N/A         10.980    11.610         7         11.081    11.729         1*
2012  .        N/A         11.610    13.242        11         11.729    13.391         1*
---------      ---         ------    ------       ---         ------    ------        --
Delaware VIP Value
2003  .          5          8.712    10.978        66          8.875    11.195         1*
2004  .          6         10.978    12.373        82         11.195    12.631        10
2005  .          7         12.373    12.876        92         12.631    13.157        32
2006  .          6         12.876    15.678        83         13.157    16.037        18
2007  .          6         15.678    14.960        66         16.037    15.317        14
2008  .          6         14.960     9.775        58         15.317    10.018        11
2009  .          4          9.775    11.312        49         10.018    11.606         9
2010  .          2         11.312    12.832        41         11.606    13.178         8
2011  .          1*        12.832    13.791        40         13.178    14.177         9
2012  .          1*        13.791    15.524        32         14.177    15.974         6
---------      ---         ------    ------       ---         ------    ------        --
DWS Alternative Asset Allocation
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A         11.483    12.667         1*        11.514    12.714        17
2011  .          1*        12.667    12.071         1*        12.714    12.128         7
2012  .          1*         N/A        N/A        N/A         12.128    13.060         7
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIT Equity 500 Index
2003  .       8.592    10.804         1*         8.598    10.818         1*         5.911     7.440
2004  .      10.804    11.724         1*        10.818    11.744         1*         7.440     8.081
2005  .      11.724    12.041         1*        11.744    12.068         2          8.081     8.308
2006  .      12.041    13.649         1*        12.068    13.686         2          8.308     9.426
2007  .      13.649    14.101         2         13.686    14.146         2          9.426     9.749
2008  .      14.101     8.695         1*        14.146     8.728         2          9.749     6.017
2009  .       8.695    10.777         1*         8.728    10.823         2          6.017     7.466
2010  .      10.777    12.129         1*        10.823    12.187         2          7.466     8.411
2011  .      12.129    12.119         1*        12.187    12.183         2          8.411     8.412
2012  .      12.119    13.758         1*        12.183    13.837         1*         8.412     9.559
---------    ------    ------         -         ------    ------         -          -----     -----
DWS VIT Small Cap Index
2003  .       9.433    13.553         4          N/A        N/A        N/A          9.445    13.583
2004  .      13.553    15.659         4          N/A        N/A        N/A         13.583    15.710
2005  .      15.659    16.019         4          N/A        N/A        N/A         15.710    16.087
2006  .      16.019    18.467         5          N/A        N/A        N/A         16.087    18.564
2007  .      18.467    17.775         3          N/A        N/A        N/A         18.564    17.886
2008  .      17.775    11.489         2          N/A        N/A        N/A         17.886    11.572
2009  .      11.489    14.268         2          N/A        N/A        N/A         11.572    14.386
2010  .      14.268    17.695         1*         N/A        N/A        N/A         14.386    17.859
2011  .      17.695    16.595         1*         N/A        N/A        N/A         17.859    16.766
2012  .      16.595    18.929         1*         N/A        N/A        N/A         16.766    19.143
---------    ------    ------         -         ------    ------       ---         ------    ------
Fidelity VIP Contrafund
2003  .       9.694    12.194        15          9.702    12.210         7          9.708    12.223
2004  .      12.194    13.778         3         12.210    13.803         7         12.223    13.825
2005  .      13.778    15.771         3         13.803    15.808         8         13.825    15.841
2006  .      15.771    17.243        17         15.808    17.292        12         15.841    17.337
2007  .      17.243    19.846        18         17.292    19.912        22         17.337    19.974
2008  .      19.846    11.159        23         19.912    11.202        16         19.974    11.242
2009  .      11.159    14.833        17         11.202    14.897        17         11.242    14.958
2010  .      14.833    17.017        14         14.897    17.099        18         14.958    17.178
2011  .      17.017    16.232        13         17.099    16.318        17         17.178    16.402
2012  .      16.232    18.497        12         16.318    18.605        16         16.402    18.709
---------    ------    ------        --         ------    ------       ---         ------    ------
Fidelity VIP Equity-Income
2003  .       9.013    11.499         3          8.364    10.677        10          8.221    10.499
2004  .      11.499    12.550         3         10.677    11.659        11         10.499    11.470
2005  .      12.550    13.000         3         11.659    12.082         7         11.470    11.892
2006  .      13.000    15.297         3         12.082    14.225         8         11.892    14.008
2007  .      15.297    15.200         1*        14.225    14.142         8         14.008    13.933
2008  .      15.200     8.529         1*        14.142     7.939         7         13.933     7.826
2009  .       8.529    10.869         1*         7.939    10.122         5          7.826     9.983
2010  .      10.869    12.255         1*        10.122    11.419         3          9.983    11.268
2011  .      12.255    12.103         1*        11.419    11.283         3         11.268    11.139
2012  .      12.103    13.900         1*        11.283    12.965         3         11.139    12.806
---------    ------    ------        --         ------    ------       ---         ------    ------
Fidelity VIP Growth
2003  .       8.045    10.463         1*         N/A        N/A        N/A          4.613     6.006
2004  .      10.463    10.587         1*         N/A        N/A        N/A          6.006     6.083
2005  .      10.587    10.959         1*         9.632     9.975         1*         6.083     6.303
2006  .      10.959    11.459         1*         9.975    10.436         1*         6.303     6.597
2007  .      11.459    14.241         1*        10.436    12.976         1*         N/A        N/A
2008  .      14.241     7.362         1*        12.976     6.712         1*         N/A        N/A
2009  .       7.362     9.244         1*         6.712     8.431         1*         N/A        N/A
2010  .       9.244    11.234         1*         N/A        N/A        N/A          N/A        N/A
2011  .      11.234    11.019         1*         N/A        N/A        N/A          N/A        N/A
2012  .      11.019    12.369         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------        --         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIT Equity 500 Index
2003  .          8          5.932     7.478       115          8.631    10.891         4
2004  .          9          7.478     8.135       132         10.891    11.859         4
2005  .          7          8.135     8.376       133         11.859    12.223         7
2006  .          6          8.376     9.517       106         12.223    13.903         4
2007  .          6          9.517     9.857        92         13.903    14.414         2
2008  .          4          9.857     6.094        80         14.414     8.920         1*
2009  .          2          6.094     7.572        59          8.920    11.094         1*
2010  .          3          7.572     8.543        46         11.094    12.530         1*
2011  .          1*         8.543     8.557        42         12.530    12.563         1*
2012  .          1*         8.557     9.739        47         12.563    14.312         1*
---------        -          -----     -----       ---         ------    ------         -
DWS VIT Small Cap Index
2003  .          2          9.463    13.631        28          9.475    13.661         3
2004  .          3         13.631    15.788        48         13.661    15.840        15
2005  .          3         15.788    16.192        46         15.840    16.261        11
2006  .          1*        16.192    18.713        39         16.261    18.811        10
2007  .          1*        18.713    18.057        36         18.811    18.170        10
2008  .          1*        18.057    11.700        28         18.170    11.785         9
2009  .          1*        11.700    14.567        24         11.785    14.688         8
2010  .          1*        14.567    18.111        19         14.688    18.279         7
2011  .          1*        18.111    17.028        16         18.279    17.203         4
2012  .          1*        17.028    19.471        15         17.203    19.691         4
---------        -         ------    ------       ---         ------    ------        --
Fidelity VIP Contrafund
2003  .         24          9.726    12.264        68          9.737    12.291        14
2004  .         27         12.264    13.892       102         12.291    13.937        62
2005  .         26         13.892    15.941       145         13.937    16.008        78
2006  .         16         15.941    17.473       152         16.008    17.564        81
2007  .         14         17.473    20.161       137         17.564    20.286        70
2008  .         11         20.161    11.365       124         20.286    11.447        86
2009  .          7         11.365    15.143       109         11.447    15.268        74
2010  .          7         15.143    17.417       101         15.268    17.578        47
2011  .          5         17.417    16.655        92         17.578    16.826        39
2012  .          5         16.655    19.027        86         16.826    19.241        36
---------       --         ------    ------       ---         ------    ------        --
Fidelity VIP Equity-Income
2003  .         20          8.250    10.552       117          9.056    11.595         7
2004  .         19         10.552    11.545       134         11.595    12.699        67
2005  .         21         11.545    11.989       117         12.699    13.200        39
2006  .         16         11.989    14.143       111         13.200    15.587        36
2007  .         15         14.143    14.088       100         15.587    15.543        33
2008  .          9         14.088     7.925        88         15.543     8.752        31
2009  .          3          7.925    10.125        71          8.752    11.192        22
2010  .          2         10.125    11.445        64         11.192    12.664        19
2011  .          2         11.445    11.331        50         12.664    12.551        18
2012  .          2         11.331    13.046        47         12.551    14.465        14
---------       --         ------    ------       ---         ------    ------        --
Fidelity VIP Growth
2003  .          3          4.630     6.037       101          8.083    10.549         9
2004  .          1*         6.037     6.123        86         10.549    10.711        17
2005  .          1*         6.123     6.355        92         10.711    11.126        20
2006  .          1*         6.355     6.661        82         11.126    11.675        22
2007  .        N/A          6.661     8.299        56         11.675    14.560        18
2008  .        N/A          8.299     4.301        47         14.560     7.554        11
2009  .        N/A          4.301     5.414        32          7.554     9.518         4
2010  .        N/A          5.414     6.596        31          9.518    11.607         4
2011  .        N/A          6.596     6.486        23         11.607    11.425         3
2012  .        N/A          6.486     7.299        22         11.425    12.870         3
---------      ---         ------    ------       ---         ------    ------        --

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2005  .       N/A        N/A        N/A         10.725    11.551         1*         N/A        N/A
2006  .      12.433    12.736        10         11.551    12.746         1*        12.135    12.756
2007  .      12.736    14.413         5          N/A        N/A        N/A         12.756    14.450
2008  .      14.413     8.540        11          N/A        N/A        N/A         14.450     8.571
2009  .       8.540    11.711        10          N/A        N/A        N/A          N/A        N/A
2010  .      11.711    14.774         7         11.738    14.815         3          N/A        N/A
2011  .      14.774    12.922         7         14.815    12.965         3          N/A        N/A
2012  .      12.922    14.525         4         12.965    14.581         3          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
Fidelity VIP Overseas
2003  .       8.500    11.929       N/A          9.708    11.948         2          5.199     7.304
2004  .      11.929    13.263         1*        11.948    13.290         3          7.304     8.129
2005  .      13.263    15.458         1*        13.290    15.497         3          8.129     9.483
2006  .      15.458    17.863         1*        15.497    17.917         2          9.483    10.969
2007  .      17.863    20.516         1*        17.917    20.588         2         10.969    12.611
2008  .      20.516    11.280         1*        20.588    11.326         2         12.611     6.941
2009  .      11.280    13.970         1*        11.326    14.033         2          6.941     8.604
2010  .      13.970    15.466         1*        14.033    15.543         1*         8.604     9.535
2011  .      15.466    12.543         1*        15.543    12.612         1*         N/A        N/A
2012  .      12.543    14.815         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
FTVIPT Franklin Income Securities
2006  .      10.619    11.205         3          N/A        N/A        N/A         11.202    11.212
2007  .      11.205    11.407        21         11.448    11.416         1*        11.212    11.425
2008  .      11.407     7.873        51         11.416     7.883        33         11.425     7.894
2009  .       7.873    10.475        19          7.883    10.494         4          7.894    10.512
2010  .      10.475    11.580        12          N/A        N/A        N/A         10.512    11.634
2011  .      11.580    11.633         8          N/A        N/A        N/A         11.634    11.698
2012  .      11.633    12.858         7          N/A        N/A        N/A         11.698    12.943
---------    ------    ------       ---         ------    ------       ---         ------    ------
FTVIPT Franklin Small-Mid Cap Growth Securities
2003  .       N/A        N/A        N/A          8.603    11.592         3          4.685     6.315
2004  .       N/A        N/A        N/A         11.592    12.685         3          6.315     6.914
2005  .      11.779    13.032         1*        12.685    13.048         2          6.914     7.116
2006  .      13.032    13.899         1*        13.048    13.923         2          7.116     7.597
2007  .      13.899    15.170         1*        13.923    15.204         2          7.597     8.300
2008  .      15.170     8.559         1*        15.204     8.582         2          8.300     4.687
2009  .       8.559    12.057         1*         8.582    12.096         2          4.687     6.610
2010  .      12.057    15.098         1*        12.096    15.155         2          6.610     8.285
2011  .      15.098    14.098         1*        15.155    14.158         2          8.285     7.744
2012  .      14.098    15.334         1*        14.158    15.407         2          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
FTVIPT Mutual Shares Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2007  .      11.517    11.421         6          N/A        N/A        N/A          N/A        N/A
2008  .      11.421     7.048        11         10.520     7.057        17         10.761     7.066
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          7.066     8.748
2010  .       N/A        N/A        N/A          8.732     9.531         5          8.748     9.554
2011  .       N/A        N/A        N/A          9.531     9.259         5          9.554     9.286
2012  .       N/A        N/A        N/A          9.259    10.384         5          9.286    10.419
---------    ------    ------       ---         ------    ------       ---         ------    ------
FTVIPT Templeton Global Bond Securities
2005  .       9.992     9.859         5          N/A        N/A        N/A          9.822     9.864
2006  .       9.859    10.909         6          N/A        N/A        N/A          9.864    10.926
2007  .      10.909    11.881         9          N/A        N/A        N/A         10.926    11.912
2008  .      11.881    12.381        24         12.106    12.403        25         11.912    12.425
2009  .      12.381    14.417        32         12.403    14.451        32         12.425    14.484
2010  .      14.417    16.190        29         14.451    16.236        33         14.484    16.281
2011  .      16.190    15.747        32         16.236    15.799        33         16.281    15.851
2012  .      15.747    17.779        30         15.799    17.846        33         15.851    17.914
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2005  .        N/A         10.237    11.564        31         10.182    11.571        16
2006  .          1*        11.564    12.786        46         11.571    12.806        48
2007  .          1*        12.786    14.506        45         12.806    14.543        39
2008  .          4         14.506     8.617        38         14.543     8.648        37
2009  .        N/A          8.617    11.845        27          8.648    11.900        18
2010  .        N/A         11.845    14.981        28         11.900    15.064        21
2011  .        N/A         14.981    13.136        12         15.064    13.223        16
2012  .        N/A         13.136    14.803         7         13.223    14.915        15
---------      ---         ------    ------        --         ------    ------        --
Fidelity VIP Overseas
2003  .          1*         5.219     7.342       128          8.540    12.028        35
2004  .          1*         7.342     8.184        93         12.028    13.419        21
2005  .          4          8.184     9.562        66         13.419    15.695        29
2006  .          2          9.562    11.077        63         15.695    18.200        30
2007  .          1*        11.077    12.754        54         18.200    20.976        25
2008  .          1*        12.754     7.030        53         20.976    11.575        28
2009  .          1*         7.030     8.728        46         11.575    14.385        10
2010  .          3          8.728     9.687        46         14.385    15.981         9
2011  .        N/A          9.687     7.876        38         15.981    13.006         9
2012  .        N/A          7.876     9.326        34         13.006    15.416         8
---------      ---         ------    ------       ---         ------    ------        --
FTVIPT Franklin Income Securities
2006  .          1*        10.149    11.222         5         10.853    11.229         1*
2007  .          3         11.222    11.453        31         11.229    11.471        84
2008  .          3         11.453     7.925        29         11.471     7.945        91
2009  .          9          7.925    10.570        44          7.945    10.608        94
2010  .          5         10.570    11.714        37         10.608    11.768        40
2011  .          2         11.714    11.797        31         11.768    11.864         5
2012  .          2         11.797    13.072        34         11.864    13.159         6
---------      ---         ------    ------       ---         ------    ------        --
FTVIPT Franklin Small-Mid Cap Growth Securities
2003  .         10          4.702     6.348       151          8.637    11.672         4
2004  .          7          6.348     6.961       139         11.672    12.811        32
2005  .          6          6.961     7.175       126         12.811    13.218        17
2006  .          5          7.175     7.671       114         13.218    14.146        17
2007  .          1*         7.671     8.394        86         14.146    15.494        15
2008  .          1*         8.394     4.748        71         15.494     8.773        12
2009  .          1*         4.748     6.705        64          8.773    12.402        10
2010  .          1*         6.705     8.417        58         12.402    15.584         9
2011  .          1*         8.417     7.879        50         15.584    14.603         8
2012  .        N/A          7.879     8.591        42         14.603    15.939         7
---------      ---         ------    ------       ---         ------    ------        --
FTVIPT Mutual Shares Securities
2006  .        N/A         10.145    11.267        12         10.334    11.274         2
2007  .        N/A         11.267    11.467        21         11.274    11.486         8
2008  .          1*        11.467     7.093        25         11.486     7.112        10
2009  .          1*         7.093     8.795        16          7.112     8.827         9
2010  .          1*         8.795     9.619        22          8.827     9.664        12
2011  .          2          9.619     9.363        27          9.664     9.416         2
2012  .          1*         9.363    10.522        25          9.416    10.592         2
---------      ---         ------    ------       ---         ------    ------        --
FTVIPT Templeton Global Bond Securities
2005  .          1*         9.944     9.873        12          9.763     9.879         7
2006  .          1*         9.873    10.952        27          9.879    10.969        28
2007  .          1*        10.952    11.958        33         10.969    11.988        26
2008  .          2         11.958    12.492        50         11.988    12.537        36
2009  .          3         12.492    14.583        64         12.537    14.650        21
2010  .          7         14.583    16.417        72         14.650    16.509        22
2011  .          5         16.417    16.008        74         16.509    16.113        17
2012  .          6         16.008    18.118        54         16.113    18.256        17
---------      ---         ------    ------       ---         ------    ------        --

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Growth Securities
2003  .       8.928    11.575        10          8.933    11.588         5          7.912    10.269
2004  .      11.575    13.177         8         11.588    13.198         4         10.269    11.702
2005  .      13.177    14.075         9         13.198    14.105         1*        11.702    12.512
2006  .      14.075    16.822         8         14.105    16.866         1*        12.512    14.969
2007  .      16.822    16.893        11         16.866    16.945         1*        14.969    15.047
2008  .      16.893     9.559         7         16.945     9.594         1*        15.047     8.524
2009  .       9.559    12.297         5          9.594    12.347         1*         8.524    10.975
2010  .      12.297    12.958         3         12.347    13.017         1*        10.975    11.577
2011  .      12.958    11.827         3         13.017    11.887         1*        11.577    10.577
2012  .      11.827    14.049         3         11.887    14.128         1*        10.577    12.577
---------    ------    ------        --         ------    ------         -         ------    ------
Invesco V.I. Core Equity
2006  .      11.100    11.944         6         10.626    11.438         4         11.152    12.008
2007  .      11.944    12.643         6         11.438    12.113         4         12.008    12.723
2008  .      12.643     8.643         3         12.113     8.286         4         12.723     8.707
2009  .       8.643    10.854         1*         8.286    10.410         4          8.707    10.945
2010  .      10.854    11.634         1*        10.410    11.164         2         10.945    11.744
2011  .      11.634    11.382         1*        11.164    10.927         2         11.744    11.500
2012  .      11.382    12.688         1*        10.927    12.187         2         11.500    12.833
---------    ------    ------        --         ------    ------         -         ------    ------
Invesco V.I. International Growth
2003  .       N/A        N/A        N/A          8.760    11.059         1*         9.273    11.712
2004  .       N/A        N/A        N/A         11.059    13.430         1*        11.712    14.230
2005  .       N/A        N/A        N/A         13.430    15.518         1*        14.230    16.450
2006  .       N/A        N/A        N/A         15.518    19.481         2         16.450    20.661
2007  .       N/A        N/A        N/A         19.481    21.886         2         20.661    23.225
2008  .       N/A        N/A        N/A         21.886    12.773         1*        23.225    13.561
2009  .       N/A        N/A        N/A         12.773    16.918         1*        13.561    17.970
2010  .       N/A        N/A        N/A         16.918    18.702         1*        17.970    19.874
2011  .       N/A        N/A        N/A         18.702    17.074         1*        19.874    18.155
2012  .       N/A        N/A        N/A         17.074    19.319         1*         N/A        N/A
---------    ------    ------       ---         ------    ------         -         ------    ------
Invesco Van Kampen V.I. American Franchise
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
Invesco Van Kampen V.I. Capital Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A         12.012    11.813
2007  .       N/A        N/A        N/A          N/A        N/A        N/A         11.813    12.963
2008  .       N/A        N/A        N/A          N/A        N/A        N/A         12.963     7.305
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          7.305     8.661
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          8.661     9.800
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          9.800     8.844
---------    ------    ------       ---         ------    ------       ---         ------    ------
Janus Aspen Series Balanced
2003  .       9.758    10.889         1*         9.768    10.905         3          9.770    10.912
2004  .      10.889    11.570         1*        10.905    11.593         3         10.912    11.606
2005  .      11.570    12.222         1*        11.593    12.252         4         11.606    12.272
2006  .      12.222    13.240         1*        12.252    13.280         4         12.272    13.309
2007  .      13.240    14.328         1*        13.280    14.378         6         13.309    14.416
2008  .      14.328    11.800         1*        14.378    11.847         4         14.416    11.885
2009  .      11.800    14.540         1*        11.847    14.605         1*        11.885    14.659
2010  .      14.540    15.426         1*        14.605    15.502         1*        14.659    15.567
2011  .      15.426    15.340         1*        15.502    15.424         1*        15.567    15.497
2012  .      15.340    17.064         1*        15.424    17.167         1*        15.497    17.257
---------    ------    ------       ---         ------    ------       ---         ------    ------
Janus Aspen Series Enterprise
2003  .       N/A        N/A        N/A          9.823    10.626         1*         8.032    10.632
2004  .       N/A        N/A        N/A         10.626    12.567         1*        10.632    12.581
2005  .       N/A        N/A        N/A         12.567    13.820         1*        12.581    13.842
2006  .       N/A        N/A        N/A         13.820    15.372         1*        13.842    15.404
2007  .       N/A        N/A        N/A         15.372    18.371         1*        15.404    18.419
2008  .       N/A        N/A        N/A         18.371    10.125         1*        18.419    10.156
2009  .       N/A        N/A        N/A         10.125    14.357         1*        10.156    14.408
2010  .       N/A        N/A        N/A         14.357    17.690         1*        14.408    17.763
2011  .       N/A        N/A        N/A         17.690    17.079         1*        17.763    17.157
2012  .       N/A        N/A        N/A         17.079    19.614         1*        17.157    19.714
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Growth Securities
2003  .         20          7.941    10.322        32          8.969    11.670        11
2004  .         18         10.322    11.780        42         11.670    13.332        62
2005  .         17         11.780    12.614        80         13.332    14.290       117
2006  .         16         12.614    15.114        87         14.290    17.139       142
2007  .         14         15.114    15.215        79         17.139    17.271       148
2008  .          8         15.215     8.632        64         17.271     9.808        69
2009  .          5          8.632    11.132        44          9.808    12.661        56
2010  .          2         11.132    11.759        33         12.661    13.388        52
2011  .          2         11.759    10.760        26         13.388    12.263        44
2012  .          2         10.760    12.813        22         12.263    14.618        35
---------       --         ------    ------        --         ------    ------       ---
Invesco V.I. Core Equity
2006  .          7         10.725    11.560        11         10.774    11.621         2
2007  .          7         11.560    12.267         8         11.621    12.344         2
2008  .          3         12.267     8.408         8         12.344     8.469         2
2009  .          3          8.408    10.584         5          N/A        N/A        N/A
2010  .          2         10.584    11.374         4          N/A        N/A        N/A
2011  .          2         11.374    11.155         5          N/A        N/A        N/A
2012  .          1*        11.155    12.466         4          N/A        N/A        N/A
---------       --         ------    ------        --         ------    ------       ---
Invesco V.I. International Growth
2003  .          3          9.287    11.747        15          8.792    11.133       N/A
2004  .          3         11.747    14.294        13         11.133    13.560         2
2005  .          3         14.294    16.550        10         13.560    15.715         2
2006  .          3         16.550    20.818        11         15.715    19.788         1*
2007  .          2         20.818    23.435        10         19.788    22.298         1*
2008  .          1*        23.435    13.705        10         22.298    13.053         1*
2009  .          1*        13.705    18.187         7          N/A        N/A        N/A
2010  .          1*        18.187    20.145         7          N/A        N/A        N/A
2011  .          1*        20.145    18.430         6          N/A        N/A        N/A
2012  .        N/A         18.430    20.893         6          N/A        N/A        N/A
---------      ---         ------    ------        --         ------    ------       ---
Invesco Van Kampen V.I. American Franchise
2012  .        N/A         10.303     9.915        10          N/A        N/A        N/A
---------      ---         ------    ------        --         ------    ------       ---
Invesco Van Kampen V.I. Capital Growth
2006  .          2         12.095    11.906        10          N/A        N/A        N/A
2007  .          2         11.906    13.086         9          N/A        N/A        N/A
2008  .          2         13.086     7.385        10          N/A        N/A        N/A
2009  .          2          7.385     8.769        10          N/A        N/A        N/A
2010  .          2          8.769     9.937        10          N/A        N/A        N/A
2011  .          1*         9.937     8.981        10          N/A        N/A        N/A
---------      ---         ------    ------        --         ------    ------       ---
Janus Aspen Series Balanced
2003  .         22          9.786    10.947        59          9.800    10.973         5
2004  .         24         10.947    11.660        51         10.973    11.701         6
2005  .         22         11.660    12.348        43         11.701    12.403        10
2006  .         18         12.348    13.411        35         12.403    13.484         8
2007  .         16         13.411    14.549        34         13.484    14.643         8
2008  .          8         14.549    12.012        29         14.643    12.102         7
2009  .          2         12.012    14.839        25         12.102    14.964         6
2010  .          1*        14.839    15.781        23         14.964    15.931         6
2011  .          1*        15.781    15.733        19         15.931    15.898         3
2012  .          1*        15.733    17.546        15         15.898    17.747         3
---------      ---         ------    ------        --         ------    ------       ---
Janus Aspen Series Enterprise
2003  .          1*         8.047    10.668         7          N/A        N/A        N/A
2004  .          4         10.668    12.642         7         10.692    12.683         2
2005  .          3         12.642    13.930         7         12.683    13.990         7
2006  .          1*        13.930    15.525         6         13.990    15.608         7
2007  .          1*        15.525    18.592         7         15.608    18.709         1*
2008  .          1*        18.592    10.267         5         18.709    10.342         1*
2009  .          1*        10.267    14.587         3         10.342    14.709         1*
2010  .          1*        14.587    18.010         4         14.709    18.178         5
2011  .          1*        18.010    17.422         4         18.178    17.603         5
2012  .          1*        17.422    20.049         3         17.603    20.277         5
---------      ---         ------    ------        --         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Worldwide
2003  .       8.383    10.173        17         N/A        N/A         N/A          8.396    10.199
2004  .      10.173    10.434         5         N/A        N/A         N/A         10.199    10.470
2005  .      10.434    10.807         4         N/A        N/A         N/A         10.470    10.856
2006  .      10.807    12.506         4         N/A        N/A         N/A         10.856    12.575
2007  .      12.506    13.419         4         N/A        N/A         N/A         12.575    13.507
2008  .      13.419     7.267         3         N/A        N/A         N/A         13.507     7.321
2009  .       7.267     9.797         3         N/A        N/A         N/A          7.321     9.880
2010  .       9.797    11.104         3         N/A        N/A         N/A          9.880    11.210
2011  .      11.104     9.371         3         N/A        N/A         N/A         11.210     9.470
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          9.470    11.149
---------    ------    ------       ---      ----------- -------- -------------    ------    ------
LVIP Baron Growth Opportunities(4)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A         11.710    10.774
2008  .      10.463     6.423         2         N/A        N/A         N/A         10.774     6.440
2009  .       6.423     8.718         2         N/A        N/A         N/A          6.440     8.749
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          8.749    10.861
2011  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A         11.879    12.886
---------    ------    ------       ---      ----------- -------- -------------    ------    ------
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
---------    ------    ------       ---      ----------- -------- -------------    ------    ------
LVIP BlackRock Equity Dividend RPM
2005  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2006  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
---------    ------    ------       ---      ----------- -------- -------------    ------    ------
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A         10.086    11.083
2012  .       N/A        N/A        N/A         N/A        N/A         N/A         11.083    11.565
---------    ------    ------       ---      ----------- -------- -------------    ------    ------
LVIP Capital Growth
2007  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
---------    ------    ------       ---      ----------- -------- -------------    ------    ------
LVIP Clarion Global Real Estate
2007  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2008  .       8.135     4.655         5         N/A        N/A         N/A          N/A        N/A
2009  .       4.655     6.280         5         N/A        N/A         N/A          N/A        N/A
2010  .       6.280     7.250         4         N/A        N/A         N/A          N/A        N/A
2011  .       7.250     6.480         5         N/A        N/A         N/A          N/A        N/A
2012  .       6.480     7.909         4         N/A        N/A         N/A          N/A        N/A
---------    ------    ------       ---      ----------- -------- -------------    ------    ------
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
---------    ------    ------       ---      ----------- -------- -------------    ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Worldwide
2003  .          1*         8.412    10.234        12          8.422    10.256         2
2004  .          1*        10.234    10.522        11         10.256    10.556         2
2005  .          1*        10.522    10.926        10          N/A        N/A        N/A
2006  .          1*        10.926    12.675         9          N/A        N/A        N/A
2007  .          1*        12.675    13.635         8          N/A        N/A        N/A
2008  .          1*        13.635     7.402         8          N/A        N/A        N/A
2009  .          1*         7.402    10.004         6          N/A        N/A        N/A
2010  .          1*        10.004    11.368         6          N/A        N/A        N/A
2011  .          1*        11.368     9.617         4          N/A        N/A        N/A
2012  .          1*         9.617    11.339         4          N/A        N/A        N/A
---------        -         ------    ------        --         ------    ------       ---
LVIP Baron Growth Opportunities(4)
2006  .        N/A          9.708    10.616         1*         N/A        N/A        N/A
2007  .          1*        10.616    10.800         1*         N/A        N/A        N/A
2008  .          1*        10.800     6.465         1*         N/A        N/A        N/A
2009  .          1*         6.465     8.797         1*         N/A        N/A        N/A
2010  .          2          8.797    10.936         2          8.829    10.987         1*
2011  .        N/A         10.936    11.190         2         10.987    11.253         1*
2012  .          1*        11.190    13.015         2         11.253    13.101         1*
---------      ---         ------    ------        --         ------    ------       ---
LVIP BlackRock Emerging Markets Index RPM
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2005  .        N/A         10.029    10.472         2         10.460    10.480         3
2006  .        N/A         10.472    11.433         2         10.480    11.453         8
2007  .        N/A         11.433    11.706         2         11.453    11.739         8
2008  .        N/A         11.706     7.084         1*        11.739     7.110         8
2009  .        N/A          7.084     8.570         1*         7.110     8.611         5
2010  .        N/A          8.570     9.917         1*         8.611     9.974         5
2011  .        N/A          9.917     9.480         1*         9.974     9.544         5
2012  .        N/A          9.480    10.881         1*         9.544    10.966         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          1*        10.096    11.110         8         10.102    11.128         1*
2012  .          1*        11.110    11.611        17         11.128    11.641         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          8.115     9.473         1*         N/A        N/A        N/A
2011  .        N/A          9.473     8.456         1*         N/A        N/A        N/A
2012  .        N/A          8.456     9.879         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Clarion Global Real Estate
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          7.668     4.674         3          5.153     4.682         3
2009  .        N/A          4.674     6.321        11          4.682     6.338         5
2010  .        N/A          6.321     7.316        12          6.338     7.343         6
2011  .        N/A          7.316     6.556         4          7.343     6.586         2
2012  .        N/A          6.556     8.021         9          6.586     8.066         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          6.191     7.849         1*         N/A        N/A        N/A
2010  .        N/A          7.849     9.800         2          N/A        N/A        N/A
2011  .        N/A          9.800     8.885         1*         N/A        N/A        N/A
2012  .        N/A          8.885     9.282         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2003  .      10.931   11.506        153         10.915    11.495        65         12.295   12.955
2004  .      11.506   11.888         82         11.495    11.883        79         12.955   13.399
2005  .      11.888   11.972         68         11.883    11.973        73         13.399   13.507
2006  .      11.972   12.301         63         11.973    12.307        62         13.507   13.892
2007  .      12.301   12.726         54         12.307    12.740        51         13.892   14.387
2008  .      12.726   12.122         31         12.740    12.140        13         14.387   13.717
2009  .      12.122   14.142         15         12.140    14.171        12         13.717   16.019
2010  .      14.142   15.053         14         14.170    15.092        12         16.019   17.069
2011  .      15.053   15.898         12         15.092    15.947        11         17.069   18.045
2012  .      15.898   16.630         11         15.947    16.689         6         18.045   18.894
---------    ------   ------        ---         ------    ------        --         ------   ------
LVIP Delaware Diversified Floating Rate
2010  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
---------    ------   ------        ---         ------    ------       ---         ------   ------
LVIP Delaware Foundation Aggressive Allocation(5)
2003  .       9.818   11.599        N/A          N/A        N/A        N/A          9.833   11.627
2004  .      11.599   12.921         16          N/A        N/A        N/A         11.627   12.967
2005  .      12.921   13.541         19          N/A        N/A        N/A         12.967   13.602
2006  .      13.541   15.213         20          N/A        N/A        N/A         13.602   15.297
2007  .      15.213   15.878         32          N/A        N/A        N/A         15.297   15.982
2008  .      15.878   10.403         12          N/A        N/A        N/A         15.982   10.482
2009  .      10.403   13.473          8          N/A        N/A        N/A         10.482   13.588
2010  .      13.473   14.870          4          N/A        N/A        N/A         13.588   15.012
2011  .      14.870   14.294          3          N/A        N/A        N/A         15.012   14.445
2012  .      14.294   15.890          3          N/A        N/A        N/A         14.445   16.073
---------    ------   ------        ---         ------    ------       ---         ------   ------
LVIP Delaware Growth and Income
2005  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2006  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2007  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
---------    ------   ------        ---         ------    ------       ---         ------   ------
LVIP Delaware Social Awareness
2003  .       N/A       N/A         N/A         10.093    11.385         3          N/A       N/A
2004  .       N/A       N/A         N/A         11.385    12.596         4          N/A       N/A
2005  .       N/A       N/A         N/A         12.596    13.852         4          N/A       N/A
2006  .       N/A       N/A         N/A         13.852    15.272         1*         N/A       N/A
2007  .       N/A       N/A         N/A         15.272    15.437         1*         N/A       N/A
2008  .       N/A       N/A         N/A         15.437     9.939         1*         N/A       N/A
2009  .       N/A       N/A         N/A          9.939    12.684         1*         N/A       N/A
2010  .       N/A       N/A         N/A         12.684    13.893         1*         N/A       N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
---------    ------   ------        ---         ------    ------       ---         ------   ------
LVIP Delaware Special Opportunities
2007  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2011  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
---------    ------   ------        ---         ------    ------       ---         ------   ------
LVIP Dimensional Non-U.S. Equity
2011  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
---------    ------   ------        ---         ------    ------       ---         ------   ------
LVIP Dimensional U.S. Equity
2011  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
2012  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A       N/A
---------    ------   ------        ---         ------    ------       ---         ------   ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2003  .         75         12.338    13.020       793         10.980    11.599       297
2004  .         65         13.020    13.486       879         11.599    12.026       384
2005  .         48         13.486    13.616       818         12.026    12.154       368
2006  .         42         13.616    14.024       713         12.154    12.531       324
2007  .         36         14.024    14.546       569         12.531    13.010       341
2008  .         30         14.546    13.889       481         13.010    12.435       202
2009  .         25         13.889    16.244       415         12.435    14.558       181
2010  .         23         16.244    17.335       403         14.558    15.551       138
2011  .         12         17.335    18.354       315         15.551    16.482        92
2012  .          7         18.354    19.246       290         16.482    17.300        84
---------       --         ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .        N/A         10.034    10.037         1*         N/A        N/A        N/A
2011  .        N/A         10.037     9.825         6          N/A        N/A        N/A
2012  .        N/A          9.825    10.047        12          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2003  .          1*         9.848    11.664        30          9.506    11.270         3
2004  .          1*        11.664    13.027        35         11.270    12.599        13
2005  .          6         13.027    13.685        65         12.599    13.249        53
2006  .          1*        13.685    15.414        63         13.249    14.938        80
2007  .          1*        15.414    16.128        52         14.938    15.646        67
2008  .          1*        16.128    10.594        45         15.646    10.287        50
2009  .          1*        10.594    13.754        44         10.287    13.369        44
2010  .          1*        13.754    15.218        42         13.369    14.807        22
2011  .          1*        15.218    14.665        42         14.807    14.284        16
2012  .          1*        14.665    16.343        35         14.284    15.933        11
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2005  .        N/A         10.056    10.364         2          N/A        N/A        N/A
2006  .        N/A         10.364    11.426         2          N/A        N/A        N/A
2007  .        N/A         11.426    11.897         2          N/A        N/A        N/A
2008  .        N/A         11.897     7.490         1*         N/A        N/A        N/A
2009  .        N/A          7.490     9.153         2          N/A        N/A        N/A
2010  .        N/A          9.153    10.133         3          N/A        N/A        N/A
2011  .        N/A         10.133    10.051         2          N/A        N/A        N/A
2012  .        N/A         10.051    11.361         2          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2003  .        N/A          9.273    12.027        35          8.827    11.460        19
2004  .        N/A         12.027    13.333        47         11.460    12.717        30
2005  .        N/A         13.333    14.692        37         12.717    14.028        47
2006  .        N/A         14.692    16.231        36         14.028    15.512        39
2007  .        N/A         16.231    16.439        22         15.512    15.726        39
2008  .        N/A         16.439    10.605        17         15.726    10.156        37
2009  .        N/A         10.605    13.561        13         10.156    13.000        31
2010  .        N/A         13.561    14.883        11         13.000    14.281        24
2011  .        N/A         14.883    14.732        10         14.281    14.151        15
2012  .        N/A         14.732    16.706        10         14.151    16.062        13
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          7.258     9.294         2          7.277     9.328         9
2011  .        N/A          9.294     8.636         2          9.328     8.676         9
2012  .        N/A          N/A        N/A        N/A          8.676     9.784         9
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Dimensional Non-U.S. Equity
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Dimensional U.S. Equity
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         10.336    10.331
2012  .       N/A        N/A        N/A          N/A        N/A        N/A         10.331    10.500
---------     --         ---        --------     --         ---        --------    ------    ------
LVIP Global Income
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .      10.652    11.436         1*         N/A        N/A        N/A          N/A        N/A
2011  .      11.436    11.314         2          N/A        N/A        N/A          N/A        N/A
2012  .      11.314    11.925         2          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---          --         ---        --------    ------    ------
LVIP Growth Fund(2)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---          --         ---        --------    ------    ------
LVIP Growth Opportunities(3)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---          --         ---        --------    ------    ------
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .      10.785    10.850         3          N/A        N/A        N/A          N/A        N/A
2012  .      10.850    12.204         2          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---          --         ---        --------    ------    ------
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---          --         ---        --------    ------    ------
LVIP MFS International Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .      10.834     5.561         1*         N/A        N/A        N/A          N/A        N/A
2009  .       5.561     7.394         1*         N/A        N/A        N/A          N/A        N/A
2010  .       7.394     8.185         2          N/A        N/A        N/A          N/A        N/A
2011  .       8.185     7.220         1*         N/A        N/A        N/A          N/A        N/A
2012  .       7.220     8.438         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---          --         ---        --------    ------    ------
LVIP MFS Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       8.847     6.423         4          N/A        N/A        N/A          6.515     6.433
2009  .       6.423     7.604         2          N/A        N/A        N/A          6.433     7.624
2010  .       7.604     8.305         1*         N/A        N/A        N/A          7.624     8.335
2011  .       8.305     8.120         1*         N/A        N/A        N/A          8.335     8.157
2012  .       8.120     9.245         1*         N/A        N/A        N/A          8.157     9.297
---------    ------    ------       ---          --         ---        --------    ------    ------
LVIP Mid-Cap Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          8.475     7.525         1*         N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---          -----     -----       ---         ------    ------
LVIP Mondrian International Value
2003  .       9.644    13.400         1*         9.651    13.417         4          9.659    13.434
2004  .      13.400    15.901         1*        13.417    15.928         5         13.434    15.957
2005  .      15.901    17.559         1*        15.928    17.598         5         15.957    17.639
2006  .      17.559    22.398         2         17.598    22.459         2         17.639    22.523
2007  .      22.398    24.501         2         22.459    24.580         2         22.523    24.662
2008  .      24.501    15.228         2         24.580    15.285         1*        24.662    15.343
2009  .      15.228    18.114         1*        15.285    18.191         1*        15.343    18.269
2010  .      18.114    18.211         1*        18.191    18.297         1*        18.269    18.385
2011  .      18.211    17.115         1*        18.297    17.204         1*        18.385    17.296
2012  .      17.115    18.407         1*        17.204    18.513         1*        17.296    18.621
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional/Vanguard Total Bond
2011  .          1*        10.058    10.341        14          N/A        N/A        N/A
2012  .          1*        10.341    10.525        14          N/A        N/A        N/A
---------        -         ------    ------        --          --         ---        ---
LVIP Global Income
2009  .        N/A          N/A        N/A        N/A         10.670    10.673         1*
2010  .        N/A         10.668    11.482         1*        10.673    11.498        15
2011  .        N/A         11.482    11.388         1*        11.498    11.415         3
2012  .        N/A         11.388    12.033         2         11.415    12.074         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Growth Fund(2)
2005  .        N/A         10.182    10.818         1*         N/A        N/A        N/A
2006  .        N/A         10.818    11.271         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(3)
2005  .        N/A         10.923    11.440         1*         N/A        N/A        N/A
2006  .        N/A         11.440    12.366         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP JPMorgan High Yield
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.802    10.894         1*         N/A        N/A        N/A
2012  .        N/A         10.894    12.284         2          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          4.319     7.406         1*         N/A        N/A        N/A
2010  .        N/A          7.406     9.066         2          N/A        N/A        N/A
2011  .        N/A          9.066     8.739         2          N/A        N/A        N/A
2012  .        N/A          8.739     9.754         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP MFS International Growth
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          9.107     5.584         1*         N/A        N/A        N/A
2009  .        N/A          5.584     7.443         2          N/A        N/A        N/A
2010  .        N/A          7.443     8.260         2          N/A        N/A        N/A
2011  .        N/A          8.260     7.304         3          N/A        N/A        N/A
2012  .        N/A          7.304     8.557         3          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP MFS Value
2007  .        N/A          9.834     9.707         2          N/A        N/A        N/A
2008  .          5          9.707     6.449         5          6.498     6.459         2
2009  .          8          6.449     7.654         5          N/A        N/A        N/A
2010  .          6          7.654     8.380         3          7.674     8.411         1*
2011  .          7          8.380     8.214         2          8.411     8.252         1*
2012  .          6          8.214     9.376         2          8.252     9.429         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Mid-Cap Value
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          6.289     7.022         2          4.670     7.040         3
2010  .        N/A          7.022     8.536         1*         7.040     8.567         3
2011  .        N/A          8.536     7.595         1*         8.567     7.630         3
2012  .        N/A          7.595     9.249         3          7.630     9.301         3
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Mondrian International Value
2003  .          2          9.675    13.477        65          9.686    13.506        31
2004  .          2         13.477    16.032        71         13.506    16.083        44
2005  .          4         16.032    17.748        57         16.083    17.822        46
2006  .          4         17.748    22.695        55         17.822    22.814        35
2007  .          2         22.695    24.889        41         22.814    25.043        35
2008  .          1*        24.889    15.507        36         25.043    15.619        56
2009  .          1*        15.507    18.493        29         15.619    18.645        54
2010  .          1*        18.493    18.638        23         18.645    18.810        18
2011  .          1*        18.638    17.560        17         18.810    17.740        11
2012  .          1*        17.560    18.934        16         17.740    19.147        10
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market
2003  .       9.967     9.846        14          9.976     9.860         3         10.385    10.269
2004  .       9.846     9.746         5          9.860     9.764         4         10.269    10.175
2005  .       9.746     9.829         6          9.764     9.852         4         10.175    10.272
2006  .       9.829    10.096        19          9.852    10.124         1*        10.272    10.561
2007  .      10.096    10.397        26         10.124    10.432         6         10.561    10.888
2008  .      10.397    10.441        16         10.432    10.481        25         10.888    10.944
2009  .      10.441    10.276         3         10.481    10.320        12         10.944    10.781
2010  .      10.276    10.087         1*        10.320    10.136         9         10.781    10.594
2011  .      10.087     9.899         1*        10.136     9.953         6         10.594    10.408
2012  .       9.899     9.715         1*         9.953     9.773         5         10.408    10.225
---------    ------    ------        --         ------    ------        --         ------    ------
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile Conservative
2005  .      10.073    10.237         7          N/A        N/A        N/A         10.153    10.243
2006  .       N/A        N/A        N/A          N/A        N/A        N/A         10.243    10.972
2007  .       N/A        N/A        N/A          N/A        N/A        N/A         10.972    11.585
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          8.792    11.323
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         11.323    12.259
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         12.259    12.453
2012  .       N/A        N/A        N/A          N/A        N/A        N/A         12.453    13.393
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile Growth
2005  .       N/A        N/A        N/A         10.310    10.634         2         10.000    10.637
2006  .       N/A        N/A        N/A         10.634    11.885         2         10.637    11.895
2007  .       N/A        N/A        N/A          N/A        N/A        N/A         11.895    12.797
2008  .       N/A        N/A        N/A          N/A        N/A        N/A         12.797     8.348
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          8.348    10.553
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         10.553    11.653
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         11.653    11.417
2012  .       N/A        N/A        N/A          N/A        N/A        N/A         11.417    12.208
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market
2003  .         47         10.422    10.321       575         10.012     9.925       221
2004  .          9         10.321    10.241       587          9.925     9.858       265
2005  .         16         10.241    10.355       451          9.858     9.977       262
2006  .         46         10.355    10.662       332          9.977    10.284       235
2007  .         49         10.662    11.009       303         10.284    10.628       200
2008  .         69         11.009    11.082       450         10.628    10.710       101
2009  .         35         11.082    10.934       313         10.710    10.577        76
2010  .          2         10.934    10.760       238         10.577    10.420        66
2011  .          1*        10.760    10.587       187         10.420    10.263       160
2012  .          1*        10.587    10.416       180         10.263    10.107        33
---------       --         ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2010
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          6.817     9.534        21
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2020
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2030
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2040
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          9.254     8.947         2          N/A        N/A        N/A
2012  .        N/A          8.947     9.404         2          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Protected Profile Conservative
2005  .          5          N/A        N/A        N/A         10.012    10.257       325
2006  .          7         10.282    10.998        16         10.257    11.015       338
2007  .          8         10.998    11.630        16         11.015    11.660       336
2008  .        N/A         11.630     9.306        32         11.660     9.340       334
2009  .         18          9.306    11.401        30          9.340    11.453       421
2010  .         18         11.401    12.362        37         11.453    12.431        36
2011  .         17         12.362    12.576        37         12.431    12.659        31
2012  .         17         12.576    13.546        35         12.659    13.649        40
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Protected Profile Growth
2005  .          6          N/A        N/A        N/A         10.122    10.652        20
2006  .          8         11.223    11.923        33         10.652    11.941        83
2007  .         11         11.923    12.847        27         11.941    12.880        82
2008  .          2         12.847     8.393        27         12.880     8.423        74
2009  .          2          8.393    10.625        21          8.423    10.674        70
2010  .          2         10.625    11.751        22         10.674    11.816        59
2011  .          2         11.751    11.530         3         11.816    11.606       156
2012  .          2         11.530    12.348         5         11.606    12.442       166
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Protected Profile Moderate
2005  .       N/A        N/A        N/A         10.062    10.457         8         10.006    10.460
2006  .       N/A        N/A        N/A         10.457    11.474         8         10.460    11.483
2007  .      11.978    12.261         5         11.474    12.277         8          N/A        N/A
2008  .      12.261     8.805         5         12.277     8.821         9         11.813     8.837
2009  .       8.805    11.035         5          8.821    11.060         7          8.837    11.085
2010  .      11.035    12.092         4         11.060    12.126         3          N/A        N/A
2011  .      12.092    11.973         4         12.126    12.012         2         12.159    12.052
2012  .      11.973    12.842         4         12.012    12.891        19         12.052    12.940
---------    ------    ------       ---         ------    ------        --         ------    ------
LVIP SSgA Bond Index
2008  .       9.821    10.443         5          N/A        N/A        N/A          N/A        N/A
2009  .      10.443    10.683         5          N/A        N/A        N/A         10.333    10.699
2010  .      10.683    11.080         3          N/A        N/A        N/A         10.699    11.108
2011  .      11.080    11.647         4          N/A        N/A        N/A         11.108    11.688
2012  .      11.647    11.839         3          N/A        N/A        N/A         11.688    11.893
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Developed International 150
2008  .       5.229     6.250         1*         N/A        N/A        N/A          N/A        N/A
2009  .       6.250     8.851         1*         N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          9.316     8.019
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          8.019     8.929
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Emerging Markets 100
2008  .       5.145     6.042         1*         N/A        N/A        N/A          N/A        N/A
2009  .       6.042    11.233         1*         N/A        N/A        N/A          N/A        N/A
2010  .      11.233    14.051         2          N/A        N/A        N/A          N/A        N/A
2011  .      14.051    11.697         1*         N/A        N/A        N/A         14.082    11.735
2012  .      11.697    12.899         1*         N/A        N/A        N/A         11.735    12.953
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Global Tactical Allocation RPM(7)
2005  .       N/A        N/A        N/A         10.927    10.869         1*         N/A        N/A
2006  .       N/A        N/A        N/A         10.869    12.404         1*         N/A        N/A
2007  .       N/A        N/A        N/A         12.404    13.485         1*         N/A        N/A
2008  .       N/A        N/A        N/A         13.485     7.861         1*         N/A        N/A
2009  .       N/A        N/A        N/A          7.861    10.068         1*         N/A        N/A
2010  .      10.045    10.692         2         10.068    10.721         1*         N/A        N/A
2011  .      10.692    10.486         2          N/A        N/A        N/A          N/A        N/A
2012  .      10.486    11.408         2          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA International Index
2008  .       5.397     6.387         1*         N/A        N/A        N/A          N/A        N/A
2009  .       6.387     7.992         1*         N/A        N/A        N/A          5.142     8.004
2010  .       7.992     8.373         1*         N/A        N/A        N/A          8.004     8.394
2011  .       8.373     7.181         1*         N/A        N/A        N/A          8.394     7.206
2012  .       7.181     8.301         1*         N/A        N/A        N/A          7.206     8.338
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Large Cap 100
2008  .       5.946     6.962         2          N/A        N/A        N/A          N/A        N/A
2009  .       6.962     9.219         2          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         10.782    10.808
2012  .       N/A        N/A        N/A          N/A        N/A        N/A         10.808    11.883
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         10.643    10.403
2012  .       N/A        N/A        N/A          N/A        N/A        N/A         10.403    11.386
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Protected Profile Moderate
2005  .          6         10.008    10.469        18         10.000    10.475         6
2006  .          7         10.469    11.510        43         10.475    11.528        64
2007  .        N/A         11.510    12.340        38         11.528    12.372        70
2008  .          1*        12.340     8.884        73         12.372     8.916        42
2009  .          1*         8.884    11.162        83          8.916    11.213        45
2010  .        N/A         11.162    12.261        57         11.213    12.330        44
2011  .          1*        12.261    12.171        49         12.330    12.251        42
2012  .          1*        12.171    13.088        49         12.251    13.187        32
---------      ---         ------    ------        --         ------    ------        --
LVIP SSgA Bond Index
2008  .        N/A          9.958    10.457         2          9.832    10.462         7
2009  .          7         10.457    10.724         6         10.462    10.740        13
2010  .          8         10.724    11.150         9         10.740    11.178         8
2011  .         10         11.150    11.750        15         11.178    11.791         6
2012  .         10         11.750    11.973        15         11.791    12.028        16
---------      ---         ------    ------        --         ------    ------        --
LVIP SSgA Conservative Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.439    10.519         6          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Developed International 150
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          7.329     8.885         3          5.442     8.898         1*
2010  .        N/A          8.885     9.351         9          N/A        N/A        N/A
2011  .          1*         9.351     8.061         9          N/A        N/A        N/A
2012  .          1*         8.061     8.989         4          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          8.610    11.276         5          5.648    11.293         1*
2010  .        N/A         11.276    14.136         7         11.293    14.169         6
2011  .          1*        14.136    11.797         7         14.169    11.837         6
2012  .          1*        11.797    13.041         2         11.837    13.098         6
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(7)
2005  .        N/A         10.000    10.881       108         10.155    10.888        34
2006  .        N/A         10.881    12.443       107         10.888    12.463        46
2007  .        N/A         12.443    13.555        90         12.463    13.590        46
2008  .        N/A         13.555     7.917       101         13.590     7.946        45
2009  .        N/A          7.917    10.160        94          7.946    10.207        45
2010  .        N/A         10.160    10.842        93         10.207    10.902        44
2011  .        N/A         10.842    10.660        59         10.902    10.730        42
2012  .        N/A         10.660    11.626        57         10.730    11.715        40
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .        N/A          5.844     6.395         2          N/A        N/A        N/A
2009  .          2          6.395     8.022         2          5.579     8.034         1*
2010  .          2          8.022     8.426         3          8.034     8.447         1*
2011  .          3          8.426     7.244         3          8.447     7.270         2
2012  .          3          7.244     8.395         3          7.270     8.433         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          8.160     9.254         6          6.161     9.268         2
2010  .        N/A          9.254    10.823         6          N/A        N/A        N/A
2011  .          1*        10.823    10.865         6          N/A        N/A        N/A
2012  .          1*        10.865    11.964         2          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          2          N/A        N/A        N/A          N/A        N/A        N/A
2012  .          2          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
---------     --         ---        -------- ----------- -------- -------------     --         ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
---------     --         ---        -------- ----------- -------- -------------     --         ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
---------     --         ---        -------- ----------- -------- -------------     --         ---
LVIP SSgA S&P 500 Index(1)
2005  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2006  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2008  .       7.185     6.915         6         N/A        N/A         N/A          N/A        N/A
2009  .       6.915     8.533         3         N/A        N/A         N/A          5.953     8.573
2010  .       8.533     9.583         1*        N/A        N/A         N/A          8.573     9.636
2011  .       9.583     9.552         1*        N/A        N/A         N/A          9.636     9.615
2012  .       9.552    10.812         1*        N/A        N/A         N/A          9.615    10.894
---------     -----    ------       ---      ----------- -------- -------------     -----    ------
LVIP SSgA Small-Cap Index
2007  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2008  .       6.223     5.900         3         N/A        N/A         N/A          N/A        N/A
2009  .       5.900     7.277         3         N/A        N/A         N/A          4.872     7.297
2010  .       7.277     8.988         2         N/A        N/A         N/A          7.297     9.021
2011  .       8.988     8.395         2         N/A        N/A         N/A          9.021     8.434
2012  .       8.395     9.523         2         N/A        N/A         N/A          8.434     9.577
---------     -----    ------       ---      ----------- -------- -------------     -----    ------
LVIP SSgA Small-Mid Cap 200
2008  .       5.918     7.212         1*        N/A        N/A         N/A          N/A        N/A
2009  .       7.212    10.706         1*        N/A        N/A         N/A          N/A        N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A         13.420    12.857
2012  .       N/A        N/A        N/A         N/A        N/A         N/A         12.857    14.338
---------     -----    ------       ---      ----------- -------- -------------    ------    ------
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A          9.053     8.723
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          8.723    10.111
---------     -----    ------       ---      ----------- -------- -------------    ------    ------
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A        N/A        N/A         N/A        N/A         N/A          8.491    11.060
2004  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2005  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2006  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .      16.102    15.189         1*        N/A        N/A         N/A          N/A        N/A
2012  .      15.189    17.332         1*        N/A        N/A         N/A          N/A        N/A
---------    ------    ------       ---      ----------- -------- -------------    ------    ------
LVIP Templeton Growth RPM
2007  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2009  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2010  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2011  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
2012  .       N/A        N/A        N/A         N/A        N/A         N/A          N/A        N/A
---------    ------    ------       ---      ----------- -------- -------------    ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderate Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A         10.390    11.290         2
---------      --------     --         ---        --------    ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      --------     --         ---        --------    ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      --------     --         ---        --------    ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2005  .        N/A         10.085    10.245         1*         N/A        N/A        N/A
2006  .        N/A         10.245    11.454         8         10.718    11.472         1*
2007  .        N/A         11.442    11.320         6         11.464    11.350         1*
2008  .        N/A         11.320     6.976         5         11.350     7.001         6
2009  .          4          6.976     8.631         7          7.001     8.671         2
2010  .          3          8.631     9.717         5          8.671     9.771         2
2011  .          4          9.717     9.710         8          9.771     9.775         2
2012  .          4          9.710    11.018         8          9.775    11.102         2
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .        N/A          9.451     9.144         8          N/A        N/A        N/A
2008  .        N/A          9.144     5.924         3          6.254     5.934         3
2009  .          1*         5.924     7.325         1*         5.934     7.344         3
2010  .          1*         7.325     9.069         2          7.344     9.102         4
2011  .          1*         9.069     8.493         1*         9.102     8.532         1*
2012  .          1*         8.493     9.657         1*         8.532     9.712         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .        N/A          N/A        N/A        N/A          7.029     7.225         1*
2009  .        N/A          7.490    10.747         2          7.225    10.763         1*
2010  .        N/A         10.747    13.471         5         10.763    13.505         1*
2011  .          1*        13.471    12.925         3         13.505    12.971         1*
2012  .          1*        12.925    14.435         1*        12.971    14.501         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          7.947     9.102         1*         7.968     9.135         3
2011  .          1*         9.102     8.784         1*         9.135     8.824         3
2012  .          1*         8.784    10.196         2          8.824    10.254         3
---------      ---         ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .        N/A          N/A        N/A        N/A          9.909    11.132       N/A
2004  .        N/A          N/A        N/A        N/A         11.132    12.458         1*
2005  .        N/A         11.489    13.418         1*        12.458    13.470         3
2006  .        N/A         13.418    14.422         1*        13.470    14.493         3
2007  .        N/A         14.422    16.113         1*        14.493    16.209         3
2008  .        N/A         16.113     9.069         1*        16.209     9.132         3
2009  .        N/A          9.069    13.055         1*         9.132    13.159         3
2010  .        N/A         13.055    16.485         1*        13.159    16.632         3
2011  .        N/A         16.485    15.587         1*        16.632    15.743         3
2012  .        N/A         15.587    17.832         1*        15.743    18.028         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .        N/A         10.303     9.792         1*         N/A        N/A        N/A
2008  .        N/A          9.792     5.981         2          5.150     5.991         1*
2009  .        N/A          5.981     7.519         5          N/A        N/A        N/A
2010  .        N/A          7.519     7.863         4          N/A        N/A        N/A
2011  .        N/A          7.863     7.476         4          N/A        N/A        N/A
2012  .        N/A          7.476     8.891         3          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth RPM
2003  .       N/A        N/A        N/A          N/A        N/A        N/A          8.332    10.841
2004  .       N/A        N/A        N/A          N/A        N/A        N/A         10.841    11.210
2005  .       N/A        N/A        N/A         10.950    11.464         1*        11.210    11.472
2006  .       N/A        N/A        N/A         11.464    12.342         1*        11.472    12.357
2007  .       N/A        N/A        N/A         12.342    14.590         1*        12.357    14.615
2008  .       N/A        N/A        N/A         14.590     8.476         1*        14.615     8.494
2009  .       N/A        N/A        N/A          8.476    11.526         1*         8.494    11.557
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         11.557    12.639
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         12.639    11.708
2012  .       N/A        N/A        N/A          N/A        N/A        N/A         11.708    13.383
---------     --         ---        ---         ------    ------       ---         ------    ------
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        ---         ------    ------       ---         ------    ------
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        ---         ------    ------       ---         ------    ------
MFS VIT Core Equity
2003  .       8.181    10.204       N/A          N/A        N/A        N/A          8.192    10.227
2004  .      10.204    11.221         1*         N/A        N/A        N/A         10.227    11.259
2005  .      11.221    11.173         1*         N/A        N/A        N/A         11.259    11.220
2006  .      11.173    12.442         1*         N/A        N/A        N/A         11.220    12.508
2007  .       N/A        N/A        N/A          N/A        N/A        N/A         12.508    13.621
2008  .       N/A        N/A        N/A          N/A        N/A        N/A         13.621     8.117
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          8.117    10.542
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         10.542    12.100
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
MFS VIT Growth
2003  .       7.869    10.032         1*         7.168     9.143         4          3.458     4.413
2004  .      10.032    11.095         1*         9.143    10.117         4          4.413     4.886
2005  .      11.095    11.857         1*        10.117    10.818         4          4.886     5.227
2006  .      11.857    12.520         1*        10.818    11.428         4          5.227     5.524
2007  .      12.520    14.849         1*        11.428    13.560         4          5.524     6.558
2008  .      14.849     9.100         1*        13.560     8.313         4          6.558     4.023
2009  .       9.100    12.261         1*         8.313    11.207         4          4.023     5.426
2010  .       N/A        N/A        N/A         11.207    12.655         2          5.426     6.130
2011  .       N/A        N/A        N/A         12.655    12.353         2          6.130     5.987
2012  .       N/A        N/A        N/A         12.353    14.198         2          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
MFS VIT Total Return
2003  .       9.871    11.235        45          9.877    11.248        64         10.158    11.573
2004  .      11.235    12.240        51         11.248    12.259        74         11.573    12.620
2005  .      12.240    12.321        40         12.259    12.347        66         12.620    12.717
2006  .      12.321    13.495        36         12.347    13.530        63         12.717    13.942
2007  .      13.495    13.762        36         13.530    13.805        56         13.942    14.232
2008  .      13.762    10.489        28         13.805    10.527        42         14.232    10.858
2009  .      10.489    12.115        26         10.527    12.165        39         10.858    12.555
2010  .      12.115    13.032        24         12.165    13.093        22         12.555    13.519
2011  .      13.032    12.990        23         13.093    13.056        22         13.519    13.488
2012  .      12.990    14.139        21         13.056    14.219        21         13.488    14.696
---------    ------    ------       ---         ------    ------       ---         ------    ------
MFS VIT Utilities
2003  .       N/A        N/A        N/A          7.080     9.423         2          5.558     7.401
2004  .       N/A        N/A        N/A          9.423    12.012         2          7.401     9.439
2005  .      13.047    14.432         1*        12.012    13.745         2          9.439    10.807
2006  .      14.432    18.544         1*        13.745    17.671         3         10.807    13.900
2007  .      18.544    23.210         1*        17.671    22.128         5         13.900    17.415
2008  .      23.210    14.162         1*        22.128    13.509         2         17.415    10.637
2009  .      14.162    18.463         1*        13.509    17.620         1*        10.637    13.881
2010  .      18.463    20.563         1*        17.620    19.634         1*        13.881    15.476
2011  .      20.563    21.489         1*        19.634    20.528         1*        15.476    16.188
2012  .      21.489    23.870         1*        20.528    22.815         1*        16.188    18.000
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth RPM
2003  .          1*         8.348    10.877         4          N/A        N/A        N/A
2004  .          1*        10.877    11.264         4         10.901    11.300         2
2005  .          2         11.264    11.545         8         11.300    11.594         9
2006  .          1*        11.545    12.455         7         11.594    12.520         9
2007  .          1*        12.455    14.752         7         12.520    14.844         4
2008  .          1*        14.752     8.587         5         14.844     8.649         7
2009  .          1*         8.587    11.701         3          8.649    11.798         7
2010  .          1*        11.701    12.815         3         11.798    12.934         4
2011  .          1*        12.815    11.889         3         12.934    12.011         2
2012  .          1*        11.889    13.611         3         12.011    13.764         2
---------        -         ------    ------         -         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
MFS VIT Core Equity
2003  .          2          8.208    10.263        18          8.218    10.285         2
2004  .          1*        10.263    11.315        18         10.285    11.351         2
2005  .          1*        11.315    11.293        15         11.351    11.340         1*
2006  .          1*        11.293    12.608        14         11.340    12.673         1*
2007  .          1*        12.608    13.750        13          N/A        N/A        N/A
2008  .          1*        13.750     8.207        12          N/A        N/A        N/A
2009  .          1*         8.207    10.675         7          N/A        N/A        N/A
2010  .          1*        10.675    12.271         7          N/A        N/A        N/A
2011  .        N/A         12.271    11.915         7          N/A        N/A        N/A
2012  .        N/A         11.915    13.589         6          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
MFS VIT Growth
2003  .          1*         3.471     4.436        29          7.904    10.112         2
2004  .          1*         4.436     4.918        29         10.112    11.223         2
2005  .          1*         4.918     5.269        21         11.223    12.037         2
2006  .          1*         5.269     5.578        22         12.037    12.754         2
2007  .          1*         5.578     6.632        19         12.754    15.179         2
2008  .          8          6.632     4.074        22         15.179     9.334         2
2009  .          1*         4.074     5.503        20          9.334    12.621         1*
2010  .          1*         5.503     6.226        22         12.621    14.294         1*
2011  .          1*         6.226     6.090        21         14.294    13.995         1*
2012  .        N/A          6.090     7.013        20         13.995    16.133         1*
---------      ---         ------    ------       ---         ------    ------       ---
MFS VIT Total Return
2003  .         59         10.193    11.631       293          9.918    11.328        45
2004  .         72         11.631    12.702       445         11.328    12.384       143
2005  .         54         12.702    12.819       481         12.384    12.510       171
2006  .         39         12.819    14.075       419         12.510    13.750       160
2007  .         31         14.075    14.389       338         13.750    14.071       133
2008  .         26         14.389    10.994       309         14.071    10.762       101
2009  .         35         10.994    12.731       279         10.762    12.475        88
2010  .         26         12.731    13.729       226         12.475    13.466        97
2011  .         12         13.729    13.719       201         13.466    13.469        56
2012  .         11         13.719    14.970       165         13.469    14.712        50
---------      ---         ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2003  .          8          5.579     7.439        43          7.478     9.983        16
2004  .          8          7.439     9.502        55          9.983    12.763        20
2005  .          8          9.502    10.895        57         12.763    14.649        42
2006  .         15         10.895    14.035        65         14.649    18.890        43
2007  .          6         14.035    17.610        56         18.890    23.725        37
2008  .          3         17.610    10.772        46         23.725    14.528        36
2009  .          1*        10.772    14.079        44         14.528    19.006        30
2010  .          2         14.079    15.719        38         19.006    21.242        25
2011  .          1*        15.719    16.468        38         21.242    22.276        19
2012  .          1*        16.468    18.339        30         22.276    24.831        16
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
NB AMT Mid Cap Growth
2003  .       8.316    10.450        14          8.320    10.461         5          8.326    10.473
2004  .      10.450    11.926         2         10.461    11.944         5         10.473    11.964
2005  .      11.926    13.309         2         11.944    13.336         5         11.964    13.365
2006  .      13.309    14.978         4         13.336    15.016         5         13.365    15.056
2007  .      14.978    18.006         2         15.016    18.061         4         15.056    18.119
2008  .      18.006    10.005         1*        18.061    10.040         3         18.119    10.077
2009  .      10.005    12.919         1*        10.040    12.971         3         10.077    13.025
2010  .      12.919    16.364         1*        12.971    16.438         3         13.025    16.515
2011  .      16.364    16.132         1*        16.438    16.213         3         16.515    16.297
2012  .      16.132    17.793         1*        16.213    17.892         3         16.297    17.994
---------    ------    ------        --         ------    ------         -         ------    ------
NB AMT Mid Cap Intrinsic Value
2003  .       9.419    13.045         1*         9.783    13.047         2          9.387    13.075
2004  .      13.045    15.662         1*        13.047    15.672         3         13.075    15.713
2005  .      15.662    17.211         5         15.672    17.231         3         15.713    17.285
2006  .      17.211    18.773         5         17.231    18.803         2         17.285    18.872
2007  .      18.773    19.028         1*        18.803    19.068         1*        18.872    19.148
2008  .      19.028    10.115         1*        19.068    10.142         1*        19.148    10.189
2009  .      10.115    14.545         1*        10.142    14.591         1*         N/A        N/A
2010  .      14.545    18.009         1*        14.591    18.074         1*         N/A        N/A
2011  .      18.009    16.521         1*        18.074    16.590         1*         N/A        N/A
2012  .      16.521    18.728         1*        16.590    18.815         1*         N/A        N/A
---------    ------    ------        --         ------    ------         -         ------    ------
PIMCO VIT CommodityRealReturn Strategy
2009  .      12.525    12.479         1*         N/A        N/A        N/A          N/A        N/A
2010  .      12.479    15.214         1*         N/A        N/A        N/A         12.487    15.239
2011  .      15.214    13.803         1*         N/A        N/A        N/A         15.239    13.837
2012  .      13.803    14.237         1*         N/A        N/A        N/A         13.837    14.287
---------    ------    ------        --         ------    ------       ---         ------    ------
Putnam VT Global Health Care
2003  .       8.255     9.590         2          N/A        N/A        N/A          8.264     9.610
2004  .       9.590    10.079         4          N/A        N/A        N/A          9.610    10.111
2005  .      10.079    11.195         2          N/A        N/A        N/A         10.111    11.241
2006  .      11.195    11.291         2          N/A        N/A        N/A         11.241    11.349
2007  .      11.291    11.012         2          N/A        N/A        N/A         11.349    11.079
2008  .      11.012     8.960         1*         N/A        N/A        N/A         11.079     9.024
2009  .       8.960    11.074         1*         N/A        N/A        N/A          9.024    11.167
2010  .      11.074    11.135         1*         N/A        N/A        N/A         11.167    11.239
2011  .      11.135    10.797         1*         N/A        N/A        N/A         11.239    10.908
2012  .      10.797    12.953         1*         N/A        N/A        N/A         10.908    13.099
---------    ------    ------        --         ------    ------       ---         ------    ------
Putnam VT Growth & Income
2003  .       8.628    10.783         1*         8.986    10.801         1*         8.641    10.810
2004  .      10.783    11.756         2         10.801    11.782         1*        10.810    11.797
2005  .      11.756    12.138         1*        11.782    12.170         1*        11.797    12.192
2006  .      12.138    13.805         1*        12.170    13.848         1*        12.192    13.880
2007  .      13.805    12.727         1*        13.848    12.773         4         13.880    12.809
2008  .      12.727     7.654         1*        12.773     7.687         4         12.809     7.712
2009  .       7.654     9.749         1*         7.687     9.795         4          7.712     9.833
2010  .       9.749    10.942         1*         9.795    10.998         4          9.833    11.046
2011  .      10.942    10.237         1*        10.998    10.296         4         11.046    10.345
2012  .      10.237    11.966         1*         N/A        N/A        N/A         10.345    12.104
---------    ------    ------        --         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
NB AMT Mid Cap Growth
2003  .          9          8.343    10.510        56          8.353    10.534        25
2004  .          7         10.510    12.024        65         10.534    12.063        36
2005  .          6         12.024    13.453        69         12.063    13.510        20
2006  .          5         13.453    15.177        61         13.510    15.256        14
2007  .          4         15.177    18.292        57         15.256    18.406        14
2008  .          2         18.292    10.189        47         18.406    10.263        12
2009  .          1*        10.189    13.189        42         10.263    13.298        26
2010  .          1*        13.189    16.748        31         13.298    16.903        16
2011  .          1*        16.748    16.552        27         16.903    16.722         8
2012  .          1*        16.552    18.302        25         16.722    18.509         2
---------        -         ------    ------        --         ------    ------        --
NB AMT Mid Cap Intrinsic Value
2003  .          1*         9.809    13.107        55          9.823    13.139        25
2004  .          1*        13.107    15.776        58         13.139    15.830        29
2005  .          1*        15.776    17.380        52         15.830    17.457        28
2006  .          1*        17.380    19.005        49         17.457    19.108        25
2007  .          1*        19.005    19.311        38         19.108    19.435        24
2008  .          1*        19.311    10.291        32         19.435    10.368        26
2009  .        N/A         10.291    14.836        26         10.368    14.961         9
2010  .        N/A         14.836    18.414        19         14.961    18.589         9
2011  .        N/A         18.414    16.936        16         18.589    17.113         6
2012  .        N/A         16.936    19.246        14         17.113    19.467         4
---------      ---         ------    ------        --         ------    ------        --
PIMCO VIT CommodityRealReturn Strategy
2009  .        N/A         10.422    12.499         3          9.877    12.507         4
2010  .          1*        12.499    15.276         6         12.507    15.301         4
2011  .          1*        15.276    13.892         8         15.301    13.929         1*
2012  .          1*        13.892    14.365         2         13.929    14.417         1*
---------      ---         ------    ------        --         ------    ------        --
Putnam VT Global Health Care
2003  .          2          8.279     9.641        29          8.291     9.664         4
2004  .          2          9.641    10.159        33          9.664    10.193         4
2005  .          2         10.159    11.311        31         10.193    11.361         4
2006  .          2         11.311    11.437        34         11.361    11.499         3
2007  .          2         11.437    11.182        35         11.499    11.254         2
2008  .          2         11.182     9.121        31         11.254     9.189         3
2009  .          1*         9.121    11.305        27          9.189    11.400         1*
2010  .          1*        11.305    11.394        28          N/A        N/A        N/A
2011  .          1*        11.394    11.076        28          N/A        N/A        N/A
2012  .          1*        11.076    13.320        25          N/A        N/A        N/A
---------      ---         ------    ------        --         ------    ------       ---
Putnam VT Growth & Income
2003  .          4          8.654    10.844        20          8.668    10.871         2
2004  .          4         10.844    11.851        20         10.871    11.894         6
2005  .          2         11.851    12.267        19         11.894    12.323         4
2006  .          2         12.267    13.986        17         12.323    14.064         4
2007  .          2         13.986    12.926        15         14.064    13.011         4
2008  .          2         12.926     7.794        14         13.011     7.854         4
2009  .          2          7.794     9.953         5          7.854    10.038         4
2010  .          1*         9.953    11.197         3         10.038    11.305         4
2011  .          1*        11.197    10.503         3         11.305    10.614         4
2012  .          1*        10.503    12.308         3         10.614    12.451         4
---------      ---         ------    ------        --         ------    ------       ---

* The numbers of accumulation units less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                                   SAI 2

Lincoln ChoicePlus IISM Access
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus IISM Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2013. You may obtain a copy of the Lincoln ChoicePlus IISM Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-5
About the S&P 500 Index                         B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2013.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $289,902,595, $358,027,469 and $437,205,763 to LFA and Selling Firms in 2010, 2011 and 2012 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Value
--------------- --------- -------------------- ---------- --------- ------------ ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170    $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                  1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                             MINIMUM VALUE CALCULATION



                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.

                           PROSPECTUS 3

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                    LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

         ChoicePlus(SM) Product Suite, ChoicePlus(SM) II Product Suite ChoicePlus Assurance(SM) A Share, ChoicePlus Assurance(SM) B Share ChoicePlus Assurance(SM) C Share, ChoicePlus Assurance(SM) L Share
ChoicePlus Assurance(SM) Bonus, ChoicePlus Assurance(SM) Series, ChoicePlus(SM)
                                     Design
               ChoicePlus(SM) Signature, ChoicePlus(SM) Rollover

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
             LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

         ChoicePlus(SM) Product Suite, ChoicePlus(SM) II Product Suite ChoicePlus Assurance(SM) A Share, ChoicePlus Assurance(SM) B Share
       ChoicePlus Assurance(SM) C Share, ChoicePlus Assurance(SM) L Share
        ChoicePlus Assurance(SM) Bonus, ChoicePlus Assurance(SM) Series
                ChoicePlus(SM) Design, ChoicePlus(SM) Signature

                 Supplement to the Prospectus dated May 1, 2013

This Supplement outlines a change to one of the investment options which will be added to your product on May 20, 2013. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

LVIP RPM FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO. The name of the LVIP RPM Fidelity(R) VIP Contrafund(R) Portfolio should be replaced throughout the prospectus with LVIP RPM VIP CONTRAFUND(R) PORTFOLIO. The fees and investment objective of the fund are not impacted by this change.

This supplement is dated May 1, 2013.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your Beneficiary a Death Benefit. In the alternative, you generally may choose to receive a Death Benefit upon the death of the Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. You should refer to your contract for these state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period. Currently, there is no fixed account offered in this product.

We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):
     Invesco V.I. American Franchise Fund*
     (formerly Invesco VanKampen V.I. American Franchise Fund)
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio*, ** AllianceBernstein VPS International Value Portfolio*, **

     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Variable Portfolios II, Inc. (Class II):
     American Century VP Inflation Protection Fund*, **

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*
     American Funds Growth-Income Fund*

     American Funds International Fund*

BlackRock Variable Series Funds, Inc. (Class III)
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP Portfolio*, **
     DWS Small Cap Index VIP Portfolio*, **

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*, **
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio*, **

Franklin Templeton Variable Insurance Products Trust
     (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*, **
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
     FTVIPT Templeton Growth Securities Fund*

Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Global Research Portfolio*
     (formerly Janus Aspen Worldwide Portfolio)

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
   (formerly LVIP BlackRock Emerging Markets Index RPM Fund)
     LVIP BlackRock Equity Dividend RPM Fund
     (formerly LVIP Wells Fargo Intrinsic Value Fund)
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
     LVIP Columbia Small-Mid Cap Growth RPM Fund
     (formerly LVIP Turner Mid-Cap Growth Fund)
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     (formerly LVIP Dimensional Non-U.S. Equity Fund)
   LVIP Dimensional/Vanguard Total Bond Fund

     LVIP Dimensional U.S. Equity RPM Fund
     (formerly LVIP Dimensional U.S. Equity Fund)
     LVIP Global Income Fund
     LVIP JPMorgan High Yield Fund
     (formerly LVIP J.P. Morgan High Yield Fund)
     LVIP JPMorgan Mid Cap Value RPM Fund
     (formerly LVIP Columbia Value Opportunities Fund)
     LVIP MFS International Growth Fund
     LVIP MFS International Growth RPM Fund*
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP RPM BlackRock Global Allocation V.I. Fund*
     LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio* LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Large Cap RPM Fund*
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA S&P 500 Index Fund***
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Cap RPM Fund*
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     (formerly LVIP Templeton Growth Fund)
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Protected Profile 2010 Fund*
     LVIP Protected Profile 2020 Fund*
     LVIP Protected Profile 2030 Fund*
     LVIP Protected Profile 2040 Fund*
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Growth Fund
     LVIP Protected Profile Moderate Fund

Lincoln Variable Insurance Products Trust (Service Class II):
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series*, **

     MFS (Reg. TM) VIT Utilities Series

Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*, **
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*

PIMCO Variable Insurance Trust (Advisor Class)
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

**It is currently anticipated that on or about May 17, 2013, we will close and replace these Investment options. See the Description of the Funds section for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2013

Table of Contents



Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  8
Summary of Common Questions                                    19
The Lincoln National Life Insurance Company                    22
Variable Annuity Account (VAA)                                 23
Investments of the Variable Annuity Account                    23
Charges and Other Deductions                                   31
The Contracts                                                  42
 Purchase Payments                                             43
 Persistency Credits                                           43
 Transfers On or Before the Annuity Commencement Date          44
 Surrenders and Withdrawals                                    47
 Death Benefit                                                 50
 Investment Requirements                                       54
 Living Benefit Riders                                         61
 Lincoln Lifetime IncomeSM Advantage 2.0                       61
 Lincoln Lifetime IncomeSM Advantage                           72
 Lincoln SmartSecurity (Reg. TM) Advantage                     80
 4LATER (Reg. TM) Advantage Protected Funds                    86
 i4LIFE (Reg. TM) Advantage                                    89
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     94
 4LATER (Reg. TM) Advantage                                   101
 Lincoln Long-Term CareSM Advantage                           105
Annuity Payouts                                               128
 Fixed Side of the Contract                                   136
Distribution of the Contracts                                 138
Federal Tax Matters                                           140
Additional Information                                        145
 Voting Rights                                                145
 Return Privilege                                             146
 Other Information                                            146
Legal Proceedings                                             146
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   147
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

4LATER (Reg. TM) Advantage Protected Funds-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds if you adhere to certain Investment Requirements.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg.
TM) Advantage Protected Funds, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage Protected Funds, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage Protected Funds, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds- An optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value.

Lincoln Long-Term CareSM Advantage - An option that provides monthly payments, tax free, to help pay for long-term care in the event you become chronically ill or suffer cognitive impairment, and are receiving long-term care services that qualify for coverage under the rider, if certain conditions are met.

Lincoln SmartIncomeSM Inflation-A fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent Purchase Payments and step-ups.

Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage, i4LIFE (Reg.
TM) Advantage (with or without the Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency Credit-The additional amount credited to the contract after the twelfth contract anniversary.

Purchase Payments-Amounts paid into the contract other than Persistency
Credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, Annuity Payouts for the life of the Annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, and Lincoln SmartIncomeSM Inflation, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                       CONTRACTOWNER TRANSACTION EXPENSES


Accumulation Phase:
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period
account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the
Maximum Annual Withdrawal amount
under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income Payments under i4LIFE
(Reg. TM) Advantage). See Fixed Side of the
Contract.




Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):1.............................................................................    7.00%


1 The Unscheduled Payment charge percentage is reduced over time.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A


Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.55%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.65%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.60%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.85%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.95%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.......................................................        2.05%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        2.15%

                                                                                    Single      Joint
Optional Living Benefit Rider Charges:4                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:5,6
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:8
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:8
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:9
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage Protected Funds:10
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Long-Term CareSM Advantage:11...........................................
  Acceleration Benefit Charge12.................................................
   Guaranteed Maximum Charge Level Benefit or Growth Benefit....................     1.50%       N/A
   Current Charge Level Benefit.................................................     0.35%       N/A
   Current Charge Growth Benefit................................................     0.50%       N/A
  Extension Benefit Charge13....................................................
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners aged 70-74)...................................     0.76%       N/A
  Optional Nonforfeiture Benefit Charge14.......................................
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners aged 70-74)...................................     0.12%       N/A


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 For contracts purchased prior to June 6, 2005, the total annual charges are as follows: EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

4 Only one Living Benefit rider may be elected from this chart.

5 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.

6 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale.

8 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. Beginning January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013 Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. As of July 16, 2012, (or later in some states) this rider is no longer available for sale.

10 As an annualized percentage of the Income Base (initial Purchase Payment or
   Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Protected Funds Charge for a discussion of these changes to the Income Base.

11 Lincoln Long-Term CareSM Advantage is not available with the EEB Death
  Benefit.

12 The Acceleration Benefit Charge percentage rate is assessed against the LTC
   Guaranteed Amount as of the date the charge is deducted. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. For the Level Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which the Contractowner is invested through Automatic Step-ups. Benefit payments decrease the LTC Guaranteed Amount, as will Excess Withdrawals. We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

13 The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date. The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

14 The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.



                                    TABLE B


Annual Account Fee:1......................................................     $    35
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        2.05%
  Guarantee of Principal Death Benefit....................................        2.10%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        2.35%




                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3,4     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     4.05%      4.05%
  Current Charge.........................................................     2.70%      2.90%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..............................................     4.10%      4.10%
  Current Charge.........................................................     2.75%      2.95%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     4.35%      4.35%
  Current Charge.........................................................     3.00%      3.20%




i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.55%

  Current Charge.................................    2.55%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................    3.60%
  Current Charge.................................    2.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    3.85%
  Current Charge.................................    2.85%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C


Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who      Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds:....     Life         Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
  Account Value Death Benefit.............................................................     1.65%          1.65%
  Guarantee of Principal Death Benefit....................................................     1.70%          1.70%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................     1.95%          1.95%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2,3
  Guaranteed Maximum Charge...............................................................     2.00%          2.00%
  Current Charge..........................................................................     1.05%          1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg.
  TM) Advantage Protected Funds.

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage Protected Funds) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM)

 Advantage Protected Funds current charge rate. (The 4LATER (Reg. TM) Advantage Protected Funds charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions -i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.



                                    TABLE D


Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.55%
  Current Charge..........................................................................        2.70%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.60%
  Current Charge..........................................................................        2.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.85%
  Current Charge..........................................................................        3.00%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.50%     2.21%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.50%     1.85%

* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2012:


(as a percentage of each fund's average net assets):

                                                                                              Other
                                                         Management         12b-1 Fees        Expenses
                                                         Fees (before       (before any       (before any
                                                         any waivers/       waivers/          waivers/
                                                         reimburse-         reimburse-        reimburse-
                                                         ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio       0.75%             0.25%             0.24%
AllianceBernstein VPS Growth and Income Portfolio            0.55%             0.25%             0.05%
AllianceBernstein VPS International Value Portfolio          0.75%             0.25%             0.06%
AllianceBernstein VPS Large Cap Growth Portfolio             0.75%             0.25%             0.11%



                                                                                                    Total
                                                                        Total         Total         Expenses
                                                                        Expenses      Contractual   (after
                                                         Acquired       (before any   waivers/      Contractual
                                                         Fund           waivers/      reimburse-    waivers/
                                                         Fees and       reimburse-    ments         reimburse-
                                                         Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio     0.00%           1.24%         0.00%         1.24%
AllianceBernstein VPS Growth and Income Portfolio          0.00%           0.85%         0.00%         0.85%
AllianceBernstein VPS International Value Portfolio        0.00%           1.06%         0.00%         1.06%
AllianceBernstein VPS Large Cap Growth Portfolio           0.00%           1.11%         0.00%         1.11%

                                                                                                        Other
                                                                   Management         12b-1 Fees        Expenses
                                                                   Fees (before       (before any       (before any
                                                                   any waivers/       waivers/          waivers/
                                                                   reimburse-         reimburse-        reimburse-
                                                                   ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Small/Mid Cap Value Portfolio                    0.75%             0.25%             0.07%
American Century VP Inflation Protection Fund                          0.47%             0.25%             0.01%
American Funds Global Growth Fund                                      0.53%             0.25%             0.03%
American Funds Global Small Capitalization Fund                        0.71%             0.25%             0.04%
American Funds Growth Fund                                             0.33%             0.25%             0.02%
American Funds Growth-Income Fund                                      0.27%             0.25%             0.02%
American Funds International Fund                                      0.50%             0.25%             0.04%
BlackRock Global Allocation V.I. Fund(1)                               0.63%             0.25%             0.26%
Delaware VIP (Reg. TM) Diversified Income Series(2)                    0.59%             0.30%             0.09%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                      1.25%             0.30%             0.15%
Delaware VIP (Reg. TM) High Yield Series(2)                            0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)       0.48%             0.30%             0.09%
Delaware VIP (Reg. TM) REIT Series(2)                                  0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                       0.73%             0.30%             0.08%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                       0.75%             0.30%             0.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                          0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Value Series(2)                                 0.65%             0.30%             0.08%
DWS Alternative Asset Allocation VIP Portfolio(3)                      0.34%             0.25%             0.29%
DWS Equity 500 Index VIP Portfolio(4)                                  0.20%             0.25%             0.15%
DWS Small Cap Index VIP Portfolio(5)                                   0.35%             0.25%             0.20%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                  0.56%             0.25%             0.08%
Fidelity (Reg. TM) VIP Equity-Income Portfolio                         0.46%             0.25%             0.10%
Fidelity (Reg. TM) VIP Growth Portfolio                                0.56%             0.25%             0.10%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                               0.56%             0.25%             0.09%
Fidelity (Reg. TM) VIP Overseas Portfolio                              0.71%             0.25%             0.14%
FTVIPT Franklin Income Securities Fund                                 0.45%             0.25%             0.02%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                   0.51%             0.25%             0.29%
FTVIPT Mutual Shares Securities Fund                                   0.60%             0.25%             0.11%
FTVIPT Templeton Global Bond Securities Fund                           0.46%             0.25%             0.09%
FTVIPT Templeton Growth Securities Fund                                0.74%             0.25%             0.04%
Invesco V.I. American Franchise Fund(6)                                0.68%             0.25%             0.30%
Invesco V.I. Core Equity Fund                                          0.61%             0.25%             0.29%
Invesco V.I. International Growth Fund                                 0.71%             0.25%             0.30%
Janus Aspen Balanced Portfolio                                         0.55%             0.25%             0.05%
Janus Aspen Enterprise Portfolio                                       0.64%             0.25%             0.05%
Janus Aspen Global Research Portfolio(7)                               0.49%             0.25%             0.06%
LVIP American Global Growth Fund(8)                                    0.53%             0.55%             0.26%
LVIP American Global Small Capitalization(8)                           0.71%             0.55%             0.27%
LVIP American Growth Fund(9)                                           0.33%             0.55%             0.11%
LVIP American Growth-Income Fund(9)                                    0.27%             0.55%             0.11%
LVIP American International Fund(10)                                   0.49%             0.55%             0.17%
LVIP Baron Growth Opportunities Fund(11)                               1.00%             0.25%             0.08%
LVIP BlackRock Emerging Markets RPM Fund(12)                           0.55%             0.25%             0.45%



                                                                                                              Total
                                                                                  Total         Total         Expenses
                                                                                  Expenses      Contractual   (after
                                                                   Acquired       (before any   waivers/      Contractual
                                                                   Fund           waivers/      reimburse-    waivers/
                                                                   Fees and       reimburse-    ments         reimburse-
                                                                   Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Small/Mid Cap Value Portfolio                  0.00%           1.07%           0.00%       1.07%
American Century VP Inflation Protection Fund                        0.00%           0.73%           0.00%       0.73%
American Funds Global Growth Fund                                    0.00%           0.81%           0.00%       0.81%
American Funds Global Small Capitalization Fund                      0.00%           1.00%           0.00%       1.00%
American Funds Growth Fund                                           0.00%           0.60%           0.00%       0.60%
American Funds Growth-Income Fund                                    0.00%           0.54%           0.00%       0.54%
American Funds International Fund                                    0.00%           0.79%           0.00%       0.79%
BlackRock Global Allocation V.I. Fund(1)                             0.01%           1.15%           0.00%       1.15%
Delaware VIP (Reg. TM) Diversified Income Series(2)                  0.00%           0.98%          -0.05%       0.93%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                    0.00%           1.70%          -0.05%       1.65%
Delaware VIP (Reg. TM) High Yield Series(2)                          0.00%           1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)     0.00%           0.87%          -0.05%       0.82%
Delaware VIP (Reg. TM) REIT Series(2)                                0.00%           1.14%          -0.05%       1.09%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                     0.00%           1.11%          -0.05%       1.06%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                     0.00%           1.14%          -0.05%       1.09%
Delaware VIP (Reg. TM) U. S. Growth Series(2)                        0.00%           1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Value Series(2)                               0.00%           1.03%          -0.05%       0.98%
DWS Alternative Asset Allocation VIP Portfolio(3)                    1.28%           2.16%          -0.31%       1.85%
DWS Equity 500 Index VIP Portfolio(4)                                0.00%           0.60%           0.00%       0.60%
DWS Small Cap Index VIP Portfolio(5)                                 0.00%           0.80%          -0.06%       0.74%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                0.00%           0.89%           0.00%       0.89%
Fidelity (Reg. TM) VIP Equity-Income Portfolio                       0.00%           0.81%           0.00%       0.81%
Fidelity (Reg. TM) VIP Growth Portfolio                              0.00%           0.91%           0.00%       0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                             0.00%           0.90%           0.00%       0.90%
Fidelity (Reg. TM) VIP Overseas Portfolio                            0.00%           1.10%           0.00%       1.10%
FTVIPT Franklin Income Securities Fund                               0.00%           0.72%           0.00%       0.72%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund                 0.00%           1.05%           0.00%       1.05%
FTVIPT Mutual Shares Securities Fund                                 0.00%           0.96%           0.00%       0.96%
FTVIPT Templeton Global Bond Securities Fund                         0.00%           0.80%           0.00%       0.80%
FTVIPT Templeton Growth Securities Fund                              0.00%           1.03%           0.00%       1.03%
Invesco V.I. American Franchise Fund(6)                              0.00%           1.23%          -0.08%       1.15%
Invesco V.I. Core Equity Fund                                        0.00%           1.15%           0.00%       1.15%
Invesco V.I. International Growth Fund                               0.00%           1.26%           0.00%       1.26%
Janus Aspen Balanced Portfolio                                       0.00%           0.85%           0.00%       0.85%
Janus Aspen Enterprise Portfolio                                     0.00%           0.94%           0.00%       0.94%
Janus Aspen Global Research Portfolio(7)                             0.00%           0.80%           0.00%       0.80%
LVIP American Global Growth Fund(8)                                  0.00%           1.34%          -0.13%       1.21%
LVIP American Global Small Capitalization(8)                         0.00%           1.53%          -0.13%       1.40%
LVIP American Growth Fund(9)                                         0.00%           0.99%           0.00%       0.99%
LVIP American Growth-Income Fund(9)                                  0.00%           0.93%           0.00%       0.93%
LVIP American International Fund(10)                                 0.00%           1.21%          -0.02%       1.19%
LVIP Baron Growth Opportunities Fund(11)                             0.00%           1.33%          -0.04%       1.29%
LVIP BlackRock Emerging Markets RPM Fund(12)                         0.07%           1.32%          -0.20%       1.12%

                                                                                                          Other
                                                                     Management         12b-1 Fees        Expenses
                                                                     Fees (before       (before any       (before any
                                                                     any waivers/       waivers/          waivers/
                                                                     reimburse-         reimburse-        reimburse-
                                                                     ments)         +   ments)        +   ments)        +
LVIP BlackRock Equity Dividend RPM Fund(13)                              0.75%             0.25%             0.08%
LVIP BlackRock Inflation Protected Bond Fund(14)                         0.44%             0.25%             0.07%
LVIP Capital Growth Fund                                                 0.70%             0.25%             0.08%
LVIP Clarion Global Real Estate Fund(15)                                 0.95%             0.25%             0.12%
LVIP Columbia Small-Mid Cap Growth RPM Fund(16)                          0.87%             0.25%             0.15%
LVIP Delaware Bond Fund                                                  0.31%             0.35%             0.07%
LVIP Delaware Diversified Floating Rate Fund                             0.60%             0.25%             0.09%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(17)        0.75%             0.25%             0.16%
LVIP Delaware Growth and Income Fund                                     0.35%             0.35%             0.06%
LVIP Delaware Social Awareness Fund                                      0.39%             0.35%             0.08%
LVIP Delaware Special Opportunities Fund                                 0.40%             0.35%             0.07%
LVIP Dimensional Non-U.S. Equity RPM Fund(18)                            0.25%             0.25%             0.25%
LVIP Dimensional U.S. Equity RPM Fund(18)                                0.25%             0.25%             0.14%
LVIP Dimensional/Vanguard Total Bond Fund(19)                            0.25%             0.25%             0.10%
LVIP Global Income Fund(20)                                              0.65%             0.25%             0.11%
LVIP JPMorgan High Yield Fund                                            0.65%             0.25%             0.10%
LVIP JPMorgan Mid Cap Value RPM Fund(21)                                 1.05%             0.25%             0.17%
LVIP MFS International Growth Fund(22)                                   0.91%             0.25%             0.15%
LVIP MFS International Growth RPM Fund(23)                               0.85%             0.25%             0.15%
LVIP MFS Value Fund                                                      0.63%             0.25%             0.06%
LVIP Mid-Cap Value Fund(24)                                              0.92%             0.25%             0.13%
LVIP Mondrian International Value Fund                                   0.75%             0.25%             0.08%
LVIP Money Market Fund                                                   0.37%             0.25%             0.06%
LVIP Protected Profile 2010 Fund(25)                                     0.25%             0.25%             0.29%
LVIP Protected Profile 2020 Fund(25)                                     0.25%             0.25%             0.11%
LVIP Protected Profile 2030 Fund(25)                                     0.25%             0.25%             0.11%
LVIP Protected Profile 2040 Fund(25)                                     0.25%             0.25%             0.15%
LVIP Protected Profile Conservative Fund(26)                             0.25%             0.25%             0.04%
LVIP Protected Profile Growth Fund(26)                                   0.25%             0.25%             0.02%
LVIP Protected Profile Moderate Fund(26)                                 0.25%             0.25%             0.02%
LVIP RPM BlackRock Global Allocation V.I. Fund(27)                       0.75%             0.35%             0.10%
LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(28)       0.70%             0.35%             0.16%
LVIP SSgA Bond Index Fund(29)                                            0.40%             0.25%             0.09%
LVIP SSgA Conservative Index Allocation Fund(30)                         0.25%             0.25%             0.18%
LVIP SSgA Conservative Structured Allocation Fund(30)                    0.25%             0.25%             0.06%
LVIP SSgA Developed International 150 Fund(31)                           0.75%             0.25%             0.10%
LVIP SSgA Emerging Markets 100 Fund(32)                                  1.09%             0.25%             0.16%
LVIP SSgA Global Tactical Allocation RPM Fund(33)                        0.25%             0.25%             0.05%
LVIP SSgA International Index Fund(34)                                   0.40%             0.25%             0.14%
LVIP SSgA Large Cap 100 Fund(35)                                         0.52%             0.25%             0.06%
LVIP SSgA Large Cap RPM Fund(36)                                         0.70%             0.25%             0.40%
LVIP SSgA Moderate Index Allocation Fund(37)                             0.25%             0.25%             0.09%
LVIP SSgA Moderate Structured Allocation Fund(38)                        0.25%             0.25%             0.04%



                                                                                                                Total
                                                                                    Total         Total         Expenses
                                                                                    Expenses      Contractual   (after
                                                                     Acquired       (before any   waivers/      Contractual
                                                                     Fund           waivers/      reimburse-    waivers/
                                                                     Fees and       reimburse-    ments         reimburse-
                                                                     Expenses   =   ments)        (if any)      ments)
LVIP BlackRock Equity Dividend RPM Fund(13)                            0.00%           1.08%          -0.07%       1.01%
LVIP BlackRock Inflation Protected Bond Fund(14)                       0.03%           0.79%           0.00%       0.79%
LVIP Capital Growth Fund                                               0.00%           1.03%           0.00%       1.03%
LVIP Clarion Global Real Estate Fund(15)                               0.00%           1.32%          -0.23%       1.09%
LVIP Columbia Small-Mid Cap Growth RPM Fund(16)                        0.00%           1.27%          -0.07%       1.20%
LVIP Delaware Bond Fund                                                0.00%           0.73%           0.00%       0.73%
LVIP Delaware Diversified Floating Rate Fund                           0.00%           0.94%           0.00%       0.94%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(17)      0.03%           1.19%          -0.18%       1.01%
LVIP Delaware Growth and Income Fund                                   0.00%           0.76%           0.00%       0.76%
LVIP Delaware Social Awareness Fund                                    0.00%           0.82%           0.00%       0.82%
LVIP Delaware Special Opportunities Fund                               0.00%           0.82%           0.00%       0.82%
LVIP Dimensional Non-U.S. Equity RPM Fund(18)                          0.46%           1.21%          -0.15%       1.06%
LVIP Dimensional U.S. Equity RPM Fund(18)                              0.25%           0.89%          -0.04%       0.85%
LVIP Dimensional/Vanguard Total Bond Fund(19)                          0.17%           0.77%          -0.05%       0.72%
LVIP Global Income Fund(20)                                            0.00%           1.01%          -0.05%       0.96%
LVIP JPMorgan High Yield Fund                                          0.00%           1.00%           0.00%       1.00%
LVIP JPMorgan Mid Cap Value RPM Fund(21)                               0.00%           1.47%          -0.09%       1.38%
LVIP MFS International Growth Fund(22)                                 0.00%           1.31%          -0.10%       1.21%
LVIP MFS International Growth RPM Fund(23)                             0.96%           2.21%          -0.80%       1.41%
LVIP MFS Value Fund                                                    0.00%           0.94%           0.00%       0.94%
LVIP Mid-Cap Value Fund(24)                                            0.00%           1.30%          -0.01%       1.29%
LVIP Mondrian International Value Fund                                 0.00%           1.08%           0.00%       1.08%
LVIP Money Market Fund                                                 0.00%           0.68%           0.00%       0.68%
LVIP Protected Profile 2010 Fund(25)                                   0.42%           1.21%          -0.24%       0.97%
LVIP Protected Profile 2020 Fund(25)                                   0.44%           1.05%          -0.06%       0.99%
LVIP Protected Profile 2030 Fund(25)                                   0.46%           1.07%          -0.06%       1.01%
LVIP Protected Profile 2040 Fund(25)                                   0.48%           1.13%          -0.10%       1.03%
LVIP Protected Profile Conservative Fund(26)                           0.48%           1.02%           0.00%       1.02%
LVIP Protected Profile Growth Fund(26)                                 0.50%           1.02%           0.00%       1.02%
LVIP Protected Profile Moderate Fund(26)                               0.52%           1.04%           0.00%       1.04%
LVIP RPM BlackRock Global Allocation V.I. Fund(27)                     0.74%           1.94%          -0.75%       1.19%
LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(28)     0.64%           1.85%          -0.76%       1.09%
LVIP SSgA Bond Index Fund(29)                                          0.00%           0.74%          -0.11%       0.63%
LVIP SSgA Conservative Index Allocation Fund(30)                       0.36%           1.04%          -0.23%       0.81%
LVIP SSgA Conservative Structured Allocation Fund(30)                  0.37%           0.93%          -0.11%       0.82%
LVIP SSgA Developed International 150 Fund(31)                         0.00%           1.10%          -0.41%       0.69%
LVIP SSgA Emerging Markets 100 Fund(32)                                0.00%           1.50%          -0.74%       0.76%
LVIP SSgA Global Tactical Allocation RPM Fund(33)                      0.32%           0.87%           0.00%       0.87%
LVIP SSgA International Index Fund(34)                                 0.00%           0.79%          -0.04%       0.75%
LVIP SSgA Large Cap 100 Fund(35)                                       0.00%           0.83%          -0.20%       0.63%
LVIP SSgA Large Cap RPM Fund(36)                                       0.25%           1.60%          -0.85%       0.75%
LVIP SSgA Moderate Index Allocation Fund(37)                           0.36%           0.95%          -0.14%       0.81%
LVIP SSgA Moderate Structured Allocation Fund(38)                      0.37%           0.91%          -0.10%       0.81%

                                                                                                      Other
                                                                 Management         12b-1 Fees        Expenses
                                                                 Fees (before       (before any       (before any
                                                                 any waivers/       waivers/          waivers/
                                                                 reimburse-         reimburse-        reimburse-
                                                                 ments)         +   ments)        +   ments)        +
LVIP SSgA Moderately Aggressive Index Allocation Fund(39)            0.25%             0.25%             0.09%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(40)       0.25%             0.25%             0.04%
LVIP SSgA S&P 500 Index Fund                                         0.19%             0.25%             0.06%
LVIP SSgA Small-Cap Index Fund                                       0.32%             0.25%             0.09%
LVIP SSgA Small-Cap RPM Fund(41)                                     0.90%             0.25%             0.40%
LVIP SSgA Small-Mid Cap 200 Fund(42)                                 0.69%             0.25%             0.08%
LVIP T. Rowe Price Growth Stock Fund                                 0.72%             0.25%             0.08%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                    0.73%             0.25%             0.09%
LVIP Templeton Growth RPM Fund                                       0.73%             0.25%             0.10%
LVIP UBS Large Cap Growth RPM Fund(43)                               0.75%             0.25%             0.09%
LVIP Vanguard Domestic Equity ETF Fund(44)                           0.25%             0.25%             0.14%
LVIP Vanguard International Equity ETF Fund(45)                      0.25%             0.25%             0.21%
MFS (Reg. TM) VIT Core Equity Series(46)                             0.75%             0.25%             0.27%
MFS (Reg. TM) VIT Growth Series                                      0.75%             0.25%             0.07%
MFS (Reg. TM) VIT Total Return Series(47)                            0.75%             0.25%             0.05%
MFS (Reg. TM) VIT Utilities Series                                   0.74%             0.25%             0.08%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio               0.85%             0.00%             0.22%
Neuberger Berman AMT Mid-Cap Growth Portfolio                        0.84%             0.00%             0.15%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(48)       0.74%             0.25%             0.11%
Putnam VT Global Health Care Fund                                    0.64%             0.25%             0.20%
Putnam VT Growth & Income Fund                                       0.49%             0.25%             0.14%



                                                                                                            Total
                                                                                Total         Total         Expenses
                                                                                Expenses      Contractual   (after
                                                                 Acquired       (before any   waivers/      Contractual
                                                                 Fund           waivers/      reimburse-    waivers/
                                                                 Fees and       reimburse-    ments         reimburse-
                                                                 Expenses   =   ments)        (if any)      ments)
LVIP SSgA Moderately Aggressive Index Allocation Fund(39)          0.34%           0.93%          -0.14%         0.79%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(40)     0.39%           0.93%          -0.10%         0.83%
LVIP SSgA S&P 500 Index Fund                                       0.00%           0.50%           0.00%         0.50%
LVIP SSgA Small-Cap Index Fund                                     0.00%           0.66%           0.00%         0.66%
LVIP SSgA Small-Cap RPM Fund(41)                                   0.41%           1.96%          -1.05%         0.91%
LVIP SSgA Small-Mid Cap 200 Fund(42)                               0.00%           1.02%          -0.32%         0.70%
LVIP T. Rowe Price Growth Stock Fund                               0.00%           1.05%           0.00%         1.05%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                  0.00%           1.07%           0.00%         1.07%
LVIP Templeton Growth RPM Fund                                     0.00%           1.08%           0.00%         1.08%
LVIP UBS Large Cap Growth RPM Fund(43)                             0.00%           1.09%          -0.11%         0.98%
LVIP Vanguard Domestic Equity ETF Fund(44)                         0.11%           0.75%          -0.09%         0.66%
LVIP Vanguard International Equity ETF Fund(45)                    0.19%           0.90%          -0.16%         0.74%
MFS (Reg. TM) VIT Core Equity Series(46)                           0.00%           1.27%          -0.12%         1.15%
MFS (Reg. TM) VIT Growth Series                                    0.00%           1.07%           0.00%         1.07%
MFS (Reg. TM) VIT Total Return Series(47)                          0.00%           1.05%          -0.03%         1.02%
MFS (Reg. TM) VIT Utilities Series                                 0.00%           1.07%           0.00%         1.07%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio             0.00%           1.07%           0.00%         1.07%
Neuberger Berman AMT Mid-Cap Growth Portfolio                      0.00%           0.99%           0.00%         0.99%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(48)     0.14%           1.24%          -0.14%         1.10%
Putnam VT Global Health Care Fund                                  0.00%           1.09%           0.00%         1.09%
Putnam VT Growth & Income Fund                                     0.00%           0.88%           0.00%         0.88%

(1) Other Expenses have been restated to reflect current fees..

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2013 to April 30, 2014.

(3) Effective October 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.28%). The agreement may be terminated with the consent of the fund's Board.

(4) Through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at a ratio no higher than 0.63% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.

(5) Effective Oct. 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.74% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest expense.

(6) The Fund's advisor has contractually agreed through June 30, 2014, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.15% of average daily net assets.

(7) The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period.

(8) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Feeder Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2014.

(9) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.

(10) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2014.

(11) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(12) Other Expenses and AFFE are based on estimates for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 1.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(13) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $250 million of average daily net assets of the fund; 0.10% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2014.

(14) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(15) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2014.

(16) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2014.

(17) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(18) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.60% of average daily net assets of the fund. This agreement will continue at least through April 30, 2014.

(19) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. This agreement will continue at least through April 30, 2014.

(20) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(21) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(22) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(23) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.65% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(24) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2014.

(25) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(26) The AFFE has been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(27) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.70% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(28) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.65% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(29) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2014.

(30) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(31) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(32) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(33) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE.

(34) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2014.

(35) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(36) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.50% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.50% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(37) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(38) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(39) The AFFE has been restated to reflect the current expenses of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(40) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(41) Other Expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund:
     0.70% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.50% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(42) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2014.

(43) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $100 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(44) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(45) Other Expenses have been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. IA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2014.

(46) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Annual Fund Operating Expenses" do not exceed 1.15% annually. This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2014.

(47) MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2014.

(48) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2014 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $655      $1,933       $3,170       $6,095

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $655      $1,933       $3,170       $6,095

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $638      $1,925       $3,227       $6,545

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $638      $1,925       $3,227       $6,545

The next example assumes you have purchased Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



                                   1 year   3 years   5 years   10 years
                                  -------- --------- --------- ---------
      Growth Benefit Option......   $693    $2,055    $3,383    $6,552
      Level Benefit Option.......   $743    $2,196    $3,608    $6,947

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



                                   1 year   3 years   5 years   10 years
                                  -------- --------- --------- ---------
      Growth Benefit Option......   $693    $2,055    $3,383    $6,552
      Level Benefit Option.......   $743    $2,196    $3,608    $6,947

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds, you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

We will deduct any applicable premium tax from Purchase Payments or Contract Value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. In addition, if you elect a Living Benefit rider, you may be subject to additional restrictions in terms of your ability to make Purchase Payments. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

What is a Persistency Credit? For contracts issued on or after November 14, 2011, a Persistency Credit of 0.10% of Contract Value less Purchase Payments that have been in the contract less than twelve years will be credited on a quarterly basis after the twelfth anniversary. For contracts issued on or after June 6, 2005 but prior to November 14, 2011, (or later in some states that have not approved the contract changes), a Persistency Credit of 0.10% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage
2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage.

You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher initial Guaranteed Income Benefit percentage and shorter minimum required Access Period if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg.
TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg.
TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- 4LATER (Reg. TM) Advantage. As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

What is 4LATER (Reg. TM) Advantage Protected Funds? 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage rider (LTC rider) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC rider provides the potential to receive benefits equal to your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. You cannot simultaneously elect the LTC rider with any other Living Benefit rider. In addition, the

EEB Death Benefit is not available for purchasers of the LTC rider. By electing this rider, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The LTC rider is currently only available in a limited number of states. Check with your registered representative regarding availability. See The Contracts - Living Benefit Riders - Lincoln Long-Term CareSM Advantage.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a Death Benefit and access to a Reserve Value from which Unscheduled Payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A and B to this prospectus provide more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.53%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

We currently anticipate closing and replacing the following funds on or after May 17, 2013:
 o AllianceBernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o AllianceBernstein VPS International Value Portfolio with LVIP Mondrian International Value Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
 o DWS Small Cap Index VIP Portfolio with LVIP SSgA Small-Cap Index Fund
 o Fidelity VIP Equity-Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o Fidelity VIP Overseas Portfolio with LVIP SSgA International Index Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund with LVIP SSgA Small-Cap Index Fund
 o MFS (Reg. TM) VIT Total Return Series with LVIP SSgA Moderate Structured Allocation Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SSgA S&P 500 Index
Fund


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Invesco V.I. American Franchise Fund: Capital growth.
     (formerly Van Kampen V.I. American Franchise Fund)
     This fund is not available in contracts issued on or after May 24, 2004.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.
     This fund is not available in contracts issued on or after November 15, 2010.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company

  o Global Growth Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Global Small Capitalization Fund: Long-term capital growth.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth Fund: Capital growth.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth-Income Fund: Long-term growth of capital and income.
     This fund is not available in contracts issued on or after November 15, 2010.

  o International Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.


BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and, as a secondary objective, high current income.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Limited-Term Diversified Income Series: Maximum total return, consistent with reasonable risk.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.
     This fund is not available in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.
     This fund is not available in contracts issued on or after June 4, 2007.


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR CO., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income with consideration of the potential for capital appreciation.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Growth Portfolio: To achieve capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: To maximize income while maintaining prospects for capital appreciation.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth. This fund is not available in contracts issued on or after May 23, 2011.

  o Mutual Shares Securities Fund: Capital appreciation; income is a secondary consideration.

  o Templeton Global Bond Securities Fund: High current income consistent with preservation of capital; capital appreciation is a secondary objective. This fund is not available in contracts issued on or after June 30, 2009.

  o Templeton Growth Securities Fund: Long-term capital growth.
    (Sub-advised by Templeton Asset Management Limited)
    This fund is not available in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term capital growth, consistent with preservation of capital and balanced by current income.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Global Research Portfolio: Long-term growth of capital.
     (formerly Worldwide Portfolio)
     This fund is not available in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP American Global Growth Fund: Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Global Small Capitalization Fund: Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth Fund: Growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth-Income Fund: Long-term growth of capital and income; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American International Fund: Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund: To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)
     (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

  o LVIP BlackRock Equity Dividend RPM Fund: Reasonable income by investing primarily in income-producing equity securities..
    (Sub-advised by BlackRock Investment Management, LLC)
    (formerly LVIP Wells Fargo Intrinsic Value Fund)

  o LVIP BlackRock Inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Sub-advised by Wellington Management)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund: Long-term capital appreciation.
    (Sub-advised by Columbia Management Investment Advisers, LLC)
    (formerly LVIP Turner Mid-Cap Growth Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after May 23, 2011.

  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional Non-U.S. Equity Fund)

  o LVIP Dimensional U.S. Equity RPM Fund: Long-term capital appreciation; a fund of funds.
     (formerly LVIP Dimensional U.S. Equity Fund)

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with capital appreciation

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan High Yield Fund: A high level of current income; capital appreciation is the secondary objective.
    (Sub-advised by J. P. Morgan Investment Management, Inc.)
    (formerly J.P. Morgan High Yield Fund)

  o LVIP JPMorgan Mid Cap Value RPM Fund: Long-term capital appreciation. (Sub-advised by J.P. Morgan Investment Management, Inc.)
    (formerly Columbia Value Opportunities Fund)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS International Growth RPM Fund: Capital appreciation; a fund of funds.
     (Sub-advised by Massachusetts Financial Services Company)
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP MFS Value Fund: Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Sub-advised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*

  o LVIP RPM BlackRock Global Allocation V.I. Fund: Capital appreciation; a fund of funds.
     (Sub-advised by BlackRock Financial Management, Inc.)
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP RPM Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio: Capital appreciation; a fund of funds.
     (Sub-advised by FMR CO., Inc.)
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: A high level of current income, with some consideration given to growth of capital.

  o LVIP SSgA Conservative Structured Allocation Fund: A high level of current income, with some consideration given to growth of capital.

  o LVIP SSgA Developed International 150 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
    (Sub-advised by SSgA Funds Management, Inc.)
    (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: To maximize long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap RPM Fund: Capital appreciation; a fund of funds. (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Moderate Index Allocation Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Small-Cap Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap RPM Fund: Capital appreciation; a fund of funds. (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about May 20, 2013. Consult your financial advisor.

  o LVIP SSgA Small-Mid Cap 200 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.** To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term capital growth. (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund: Long-term capital growth.
    (Sub-advised by Templeton Investment Counsel, LLC)
     (formerly LVIP Templeton Growth Fund)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas), Inc.)
    (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Vanguard Domestic Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Long-term capital appreciation; a fund of funds.

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2020 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
    This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC

  o Mid-Cap Growth Portfolio: Growth of capital.
     This fund is not available in contracts issued on or after June 4, 2007.

  o Mid Cap Intrinsic Value Portfolio: Growth of capital.
     This fund is not available in contracts issued on or after June 4, 2007.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
     (Sub-advised by Putnam Advisory Company, LLC and Putnam Investments
Limited)
     This fund is not available in contracts issued on or after May 24, 2004.

  o Growth & Income Fund: Capital growth and current income.
     (Sub-advised by Putnam Investments Limited)
     This fund is not available in contracts issued on or after May 24, 2004.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
 o the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval);
 o the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
 o the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:



                                                   With Estate       Enhanced Guaranteed     Guarantee of
                                                   Enhancement          Minimum death      Principal death   Account Value
                                               Benefit Rider (EEB)     benefit (EGMDB)         benefit       death benefit
                                              --------------------- --------------------- ----------------- --------------
Mortality and expense risk charge............        2.05%                 1.85%               1.60%            1.55%
Administrative charge........................        0.10%                 0.10%               0.10%            0.10%
                                                      ----                  ----                ----             ----
Total annual charge for each subaccount......        2.15%                 1.95%               1.70%            1.65%

For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows:
EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.


Account Fee

During the accumulation period, we will deduct an account fee of $35 ($30 for contracts purchased prior to November 15, 2010) from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

4LATER (Reg. TM) Advantage Protected Funds Charge. While this rider is in effect, there is a charge for the 4LATER (Reg. TM) Advantage Protected Funds. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage Protected Funds Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage Protected Funds section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage Protected Funds
- Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1
   Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each

Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg.
TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 2.05% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.10% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next Valuation Date after we receive a completed election form in Good Order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% (2.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 3.00% (2.85% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.90% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 3.20% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). Purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds may carry over certain features of 4LATER (Reg. TM) Advantage Protected Funds to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds, the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage Protected Funds for a description of the Income Base. The total annual Subaccount charges of 1.95% for the EGMDB, 1.70% for the Guarantee of Principal Death Benefit and 1.65% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg.
TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage Protected Funds except for the different initial Guaranteed Income Benefit rates set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)




1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0) (charge is assessed against the Income Base since it is
 larger than the Account Value)...........................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,066
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.




1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...............  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)

Continuing the above example:



1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% for the i4LIFE (Reg. TM) Account Value Death Benefit; 2.75% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 3.00% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.85% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within

30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider ("LTC Charge") that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
 o the Acceleration Benefit Charge,
 o the Extension Benefit Charge, and
 o the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

Acceleration Benefit Charge

The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual percentage rate may change at any time and will never exceed the guaranteed maximum annual percentage rate of 1.50 % of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the annual percentage rate. Any increase to the annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the annual percentage rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual percentage rate for the Growth Benefit option will not change to the annual percentage rate for the Level Benefit after you terminate the Automatic Step-ups.



 The LTC Charge will be higher if you choose the Growth Benefit option because the
Acceleration Benefit Charge annual percentage
 rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the
 Acceleration Benefit Charge annual percentage rate is assessed may be higher due to
Automatic Step-ups.


The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by 1/4 of the Acceleration Benefit Charge annual percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.

Extension Benefit Charge

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Extension Benefit Charge annual percentage rates range as set forth in the charts below. The initial Extension Benefit Charge annual percentage rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the Extension Benefit Charge annual percentage rate. Any increase to the Extension Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Extension Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual percentage rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual percentage rate you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits - Nonforfeiture Benefit for more information.

 Extension Benefit Charge: 50%
  Benefit for Assisted Living
           Services
States: AK, AL, AR, AZ, DC, DE,
GA, IA, KY, LA, MD, ME, MI, MO,
              MS,
MT, NC, ND, NE, NM, OK, OR, RI,
        SC, SD, WV, WY
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.26%
     50-54           0.30%
     55-59           0.32%
     60-64           0.38%
     65-69           0.50%
     70-74           0.68%




Extension Benefit Charge: 100%
  Benefit for Assisted Living
           Services
       All other states
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.28%
     50-54           0.32%
     55-59           0.36%
     60-64           0.40%
     65-69           0.54%
     70-74           0.76%

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Extension Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent Purchase Payments made prior to the 90th day after the contract date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual percentage rate is based upon your age as of the contract date.

Optional Nonforfeiture Benefit Charge

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual percentage rates range as set forth in the charts below. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual percentage rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner.



              Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living
                                             Services
               States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS,
                          MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
                                   Age on                                   Optional Nonforfeiture
                             Contract Date                                    Benefit Charge
           45-49                                                                  0.04%
           50-54                                                                  0.05%
           55-59                                                                  0.05%
           60-64                                                                  0.06%
           65-69                                                                  0.08%
           70-74                                                                  0.11%




              Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living
                                             Services
                                         All other states
                                   Age on                                    Optional Nonforfeiture
                              Contract Date                                    Benefit Charge
           45-49                                                                   0.05%
           50-54                                                                   0.05%
           55-59                                                                   0.06%
           60-64                                                                   0.06%
           65-69                                                                   0.09%
           70-74                                                                   0.12%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Optional Nonforfeiture Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual percentage rate is based upon your age as of the contract date.



  Example: The following example illustrates the calculation of the LTC Benefit Charge for a
60 year old who lives in Georgia. The
  example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
  Acceleration Benefit:                                                      $100,000
  LTC Guaranteed Amount:                                                     $100,000
  Extension Benefit:                                                         $200,000
  Acceleration Benefit Charge Annual Percentage Rate:                        0.35%
  Extension Benefit Charge Annual Percentage Rate:                           0.38%

 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                 * $350 Acceleration Benefit Charge (0.35% * $100,000 LTC
                                                                Guaranteed Amount) + $760 Extension Benefit
                                                                Charge (0.38% * $200,000 Extension Benefit) + $120 Optional
                                                                Nonforfeiture Charge (0.06%* $200,000
                                                                Extension Benefit) = $1,230 annual LTC Charge



 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:   0.06%
 LTC Charge (Annual)*:                                           $1,230




 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia.
The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been
chosen.
 Acceleration Benefit:
 LTC Guaranteed Amount:
 Extension Benefit:
 Growth Benefit:
 Acceleration Benefit Charge Annual Percentage Rate:
 Extension Benefit Charge Annual Percentage Rate:
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                                            *$500.00 Acceleration Benefit
                                                                                           Charge (0.50% * $100,000 LTC
                                                                                           Guaranteed Amount)) + $760.00
                                                                                           Extension
                                                                                           Benefit Charge (0.38% * $200,000
                                                                                           Extension Benefit) + $120.00
                                                                                           Optional Nonforfeiture Benefit
                                                                                           Charge
                                                                                           (0.06%* $200,000 Extension Benefit)=
                                                                                           $1,380 annual LTC Charge



 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
 Acceleration Benefit:                                                                      $100,000
 LTC Guaranteed Amount:                                                                     $100,000
 Extension Benefit:                                                                         $200,000
 Growth Benefit:                                                                                  $0
 Acceleration Benefit Charge Annual Percentage Rate:                                        0.50%
 Extension Benefit Charge Annual Percentage Rate:                                           0.38%
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:                              0.06%
 LTC Charge (Annual)*:                                                                        $1,380


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



                                 Rider Year
                   --------------------------------------
                     1    2    3    4    5    6    7   8
                   ---- ---- ---- ---- ---- ---- ---- ---
  Charge.......... 7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.

Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments can be made. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract effective date. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.


Persistency Credits

For contracts purchased on or after November 14, 2011, Contractowners will receive a Persistency Credit on a quarterly basis after the twelfth contract anniversary. For contracts purchased on or after June 6, 2005 and prior to November 14, 2011 (or later in those states that have not approved the contract changes), Contractowners will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least twelve years (seven years for contracts purchased on or after June 6, 2005 and prior to November 14,
2011) by 0.10%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed accounts in proportion to the Contract Value in each variable Subaccount and fixed account at the time the Persistency Credit is paid into the contract.

There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the end of the Valuation Date (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts.

The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefit or Living Benefits in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant [unless you are a tax-exempt entity, then you can name two joint Annuitants]. You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or Living Benefits. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Interest Adjustments. See Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

The asset allocation models discussed below are no longer available.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



                                               % of Contract Value
                                              --------------------
      FTVIPT Franklin Income Securities......         34%
      FTVIPT Mutual Shares Securities........         33%
      LVIP Templeton Growth Fund.............         33%

Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner


* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005 (or later in those states that have not approved the contract changes), may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your registered investment representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected the Lincoln Long-Term CareSM Advantage rider.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.


General Death Benefit Information

Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a Death Benefit) or if you elect an annuitization option.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the date the surviving spouse elects to continue will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under the Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
4LATER (Reg. TM) Advantage Protected Funds                         On or after July 16, 2012
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected     On or after May 21, 2012
Funds
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  On or after April 2, 2012
Funds
 Lincoln Long-Term CareSM Advantage                                 On or after April 11, 2011
Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage Protected Funds                         Option 3 for Protected
                                                                   Funds Riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected     Option 3 for Protected
Funds                                                              Funds riders
Lincoln Lifetime IncomeSM Advantage 2.0 Protected                  Option 3 for Protected
Funds                                                              Funds riders
 Lincoln Long-Term CareSM Advantage                                 Option 3
Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Fidelity (Reg. TM) VIP Overseas Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o FTVIPT Templeton Growth Securities Fund o Invesco V.I. International Growth Fund
 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund

 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund
 o LVIP Protected Profile 2040 Fund o MFS (Reg. TM) VIT Growth Series
 o MFS (Reg. TM) VIT Utilities Series
 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
 o Neuberger Berman AMT Mid-Cap Growth Portfolio
 o Putnam VT Global Health Care Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the Subaccount groups are as follows:




                                                                          Group 2
                                                                          Investments cannot exceed 75% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 25% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other investment options except as discussed
                                                                          below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) High Yield Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP SSgA Emerging Markets 100 Fund

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series

o FTVIPT Franklin Income Securities Fund
o FTVIPT Templeton Global Bond Securities Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund

o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund

o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile 2030 Fund
o LVIP Protected Profile 2040 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3

If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg.
TM) Advantage Protected Funds you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for Protected Funds section below. If you elect any other Living Benefit rider, you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Protected Funds Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.




                                                                                  Group 2
                                                                                  Investments cannot exceed 70% of Contract
                                                                                  Value or Account Value (if
Group 1                                                                           i4LIFE (Reg. TM) Advantage with Guaranteed
Investments must be at least 30% of Contract Value or Account Value (if           Income Benefit Protected Funds is in
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in   effect)
effect)                                                                                                             ------------
--------------------------------------------------------------------------------- ----------------------------------
Delaware VIP (Reg. TM) Diversified Income Series                                  LVIP BlackRock Equity Dividend RPM Fund
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series                     LVIP Columbia Small-Mid Cap Growth RPM Fund
LVIP BlackRock Inflation Protected Bond Fund                                      LVIP Dimensional Non-U.S. Equity RPM Fund
LVIP Delaware Bond Fund                                                           LVIP Dimensional U.S. Equity RPM Fund
LVIP Delaware Diversified Floating Rate Fund                                      LVIP JPMorgan Mid Cap Value RPM Fund
LVIP Dimensional/Vanguard Total Bond Fund                                         LVIP MFS International Growth RPM Fund
LVIP SSgA Bond Index Fund                                                         LVIP Protected Profile Conservative Fund
                                                                                  LVIP Protected Profile Growth Fund
                                                                                  LVIP Protected Profile Moderate Fund
                                                                                  LVIP RPM BlackRock Global Allocation V.I.
                                                                                  Fund
                                                                                  LVIP RPM Fidelity (Reg. TM) VIP Contrafund
                                                                                  (Reg. TM) Portfolio
                                                                                  LVIP SSgA Global Tactical Allocation RPM Fund
                                                                                  LVIP SSgA Large Cap RPM Fund
                                                                                  LVIP SSgA Small-Cap RPM Fund
                                                                                  LVIP Templeton Growth RPM Fund
                                                                                  LVIP UBS Large Cap Growth RPM Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Protected Funds is in effect)
--------------------------------------------------------------------------------
LVIP BlackRock Emerging Markets RPM Fund

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions. The fixed account is only available for dollar cost averaging.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o Delaware VIP (Reg. TM) Diversified Income Series*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*

o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund


Option 3 - Investment Requirements for other Living Benefit Riders. If you elect a Living Benefit rider other than Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only.

                                                                          Group 2
                                                                          Investments cannot exceed 70% of Contract Value or
Group 1                                                                   Account Value (if
Investments must be at least 30% of Contract Value or Account Value (if   i4LIFE (Reg. TM) Advantage with Guaranteed Income
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)   Benefit is in effect) ----------------------------
------------------------------------------------------------------------- ----------------------
American Century VP Inflation Protection Fund                             All other funds except as described below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value (if
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect)
-------------------------------------------------------------------------
AllianceBernstein VPS Global Thematic Growth Portfolio
Delaware VIP (Reg. TM) Emerging Markets Series
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets RPM Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS (Reg. TM) VIT Utilities Series

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection Fund*
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series*
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series*
o FTVIPT Templeton Global Bond Securities Fund*
o LVIP BlackRock Inflation Protected Bond Fund*
o LVIP Delaware Bond Fund*
o LVIP Delaware Diversified Floating Rate Fund*
o LVIP Dimensional/Vanguard Total Bond Fund*
o LVIP Global Income Fund*
o LVIP RPM BlackRock Global Allocation V.I. Fund
o LVIP SSgA Bond Index Fund*
o LVIP SSgA Global Tactical Allocation RPM Fund

o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Growth Fund
o LVIP Protected Profile Moderate Fund
o MFS (Reg. TM) VIT Total Return Series

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Living Benefit Riders

The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, and 4LATER (Reg. TM) Advantage) or a qualified long-term care rider (Lincoln Long-Term CareSM Advantage). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0

Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0, the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option). The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, which are Annuity Payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other Living Benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, i4LIFE (Reg. TM) Advantage, Lincoln Long-Term CareSM Advantage, and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing Contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements over and above those for Lincoln Lifetime IncomeSM Advantage 2.0, as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available for either option except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum

Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals ):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):



                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year Anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year Anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year Anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year Anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed

Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                          Lincoln Lifetime IncomeSM Advantage 2.0




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%


Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, in South Dakota have the option to increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20,
2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the

     Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional purchase payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.


Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:



    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments , Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following

     Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b. If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life):



                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):



                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444).

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual

Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any other Living Benefit rider or any other Living Benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit rider at any time.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. Under the Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment . If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):



                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:

     1. The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the Contractowner (and spouse if applicable) is age 65;

    b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg.
TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage Protected Funds

4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage Protected Funds at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment . If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage Protected Funds. The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage Protected Funds will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a. the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a. the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b. if there were no withdrawals in that year; and

     c. the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage Protected Funds will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage Protected Funds charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments ):


                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage Protected Funds has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage Protected Funds does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage Protected Funds rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To purchase 4LATER (Reg. TM) Advantage Protected Funds, the Annuitant and Secondary Life must be age 85 or younger.

4LATER (Reg. TM) Advantage Protected Funds is not available for purchase with qualified contracts. 4LATER (Reg. TM) Advantage Protected Funds is designed primarily for purchasers of non-qualified contracts with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds generally offers better benefits for the same charge. Please see Living Benefits Riders - Lincoln Lifetime IncomeSM Advantage 2.0, for more information about Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage Protected Funds becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds. Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage Protected Funds. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage Protected Funds rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage Protected Funds will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can re-elect it or any other Living Benefit we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds. Contractowners with an active 4LATER (Reg. TM) Advantage Protected Funds will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage Protected Funds rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. See Living Benefit Riders
- i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99.

If you elected the 4LATER (Reg. TM) Advantage Protected Funds joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage Protected Funds are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg.
TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and

 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life (if living);
 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the Death Benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:




    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
 o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
 o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income
   Payments and withdrawals reduce the Contract Value or Account Value.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM)
   Advantage with the EGMDB Death Benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) or 4LATER (Reg. TM) Advantage Protected Funds prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2 and version 3) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect these versions. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Contractowners with Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds on
                            or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%

* Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers


     of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%

          Single Life Option                             Joint Life Option
--------------------------------------    -----------------------------------------------
                Percentage of Account              Age              Percentage of Account
                Value, Income Base or      (younger of you and      Value, Income Base or
    Age           Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
-----------    -----------------------    ---------------------    ----------------------
  65 - 69              4.00%                    70 - 74                    4.00%
  70 - 74              4.50%                      75+                      4.50%
    75+                5.00%

* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage Protected Funds between July 16, 2012 and May 19, 2013.



 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime
IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime
                IncomeSM Advantage 2.0 prior to April 2, 2012.



 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%

 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.

8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  3,500
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.




           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

4LATER (Reg. TM) Advantage Protected Funds. Contractowners who elect the 4LATER (Reg. TM) Advantage Protected Funds rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated.

In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds to calculate the Guaranteed Income Benefit as set forth below:



                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or

4LATER (Reg. TM) Advantage Protected Funds to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:



        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge. This rider is no longer available for sale as of July 16, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is available in your state, whichever is later. Please check with your registered representative for availability.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to

$50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.


Example:




        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:




        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.


Example:




   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.

4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.


Lincoln Long-Term CareSM Advantage

The Lincoln Long-Term CareSM Advantage Rider (the "LTC Rider") provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments ("Long-Term Care Benefits" or "LTC Benefits") in the event: (1) you are "Chronically Ill," which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and
(2) you are receiving long-term care services that qualify for coverage under the LTC Rider ("Long-Term Care Services"). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.

If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations.

The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the Living Benefit riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and may invest only pursuant to Investment Requirements - Option 3. See Summary of the LTC Rider - What are the risks associated with the LTC Rider? - for a discussion of the risks associated with the LTC Rider.

The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.

Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
 o you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis ;
 o for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
 o for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);

 o for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
 o you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
 o you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).

Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
 o You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to income taxes (as investment gains
   (if any) are deemed to be withdrawn first), and if taken before age 591/2, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
 o You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
 o We offer Living Benefit riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, Living Benefit riders are not Qualified
   Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under the Living Benefit riders. In any case, you will be unable to purchase any living benefit rider that we may offer if you purchase the LTC Rider. See The Contracts - Living Benefit Riders.
 o You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the 5th contract anniversary.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need ("Plan of Care"). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the "deductible period"). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.

Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called "Excess Withdrawals."
 o Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results.
   Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.

 o Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit. The Extension Benefit is not affected by investment results.
 o Growth Benefit: If you are interested in potentially being able to "lock in" any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. Automatic Step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account.
   Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth
   Benefit is paid, we will make remaining payments from our general account.

When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum, described below. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR,

RI, SC, SD, WV, WY. See Determining LTC Benefits - Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.

The Acceleration Benefit will be paid monthly over a period of time known as the "Acceleration Benefit Duration." The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the "Extension Benefit Duration." The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months (e.g., 7 years) to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the 5th contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).

How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as "Conforming Withdrawals." However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an "Excess Withdrawal." This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.

Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the "LTC Charge"). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the

Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual percentage rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charges.

Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state's approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the "Contingent Nonforfeiture Benefit," provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit. You may also choose to add an enhanced nonforfeiture benefit, called the "Optional Nonforfeiture Benefit," for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month's maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider's termination. Termination of the LTC Rider does not terminate the underlying contract.

What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
 o You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
 o Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the 5th contract anniversary to receive LTC Benefits.
 o You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
 o Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without impacting your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
 o You must wait at least one year before you can take LTC Benefit payments.
 o If you take LTC Benefit payments before the 5th contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the 5th contract anniversary.
 o Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
 o Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
 o If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims paying ability of Lincoln Life, and will not participate in any market performance.
 o If you purchase the LTC Rider, you may not purchase any of the living benefit riders that we offer.
 o The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge percentage rates are not subject to a maximum, and may increase significantly.
 o LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.


Eligibility to Purchase the LTC Rider

Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
 o The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.

 o LTC Benefits are payable to the person insured under the LTC Rider (the "Covered Life"). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
 o The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson's Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer's/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
 o You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.

Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).

Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000, and the maximum amount of cumulative Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

Limitations on Purchasing Other Riders. You may not purchase any Living Benefit rider otherwise available with your contract while you own the LTC Rider. The following Living Benefit riders are not available to you while this LTC Rider is in force: Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, Lincoln Lifetime IncomeSM Advantage 2.0 or any other living benefits that we may offer in the future. See The Contracts - Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit or 4LATER (Reg. TM) Advantage Protected Funds. In addition, the EEB death benefit is not available with the LTC Rider.

Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements - Option 3 and all its provisions. Under this option, we require at least 30% of your Contract Value in certain Subaccounts that we identify and no more than 70% of your Contract Value in other specified Subaccounts. There may be additional limitations on investing in other Subaccounts. For details about these limitations, see The Contracts - Investment Requirements - Option 3.


Eligibility to Receive LTC Benefit Payments

Establishing Initial Eligibility for LTC Benefits

You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:



 PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial
 assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care.
 In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you
 trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

Step 1:   You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro,
          NC
          27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted
          by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an
          individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract
          anniversary has passed.
Step 2:   Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be
          used to determine your initial eligibility to receive LTC Benefits.
Step 3:   You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a
          written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is
          developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care
          Services
          you will need.
Step 4:   We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be
          receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC
          Benefits.
Step 5:   You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC
          Benefits.
          The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:   You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.

Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living ("ADLs") for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
 o Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and
 o Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.



 A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a
 registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed
 by the United States Secretary of the Treasury.




  The  ix Activities of Daily Living are:
  1.    Bathing - the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of
       the tub or shower.
  2.    Continence - the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
  3.    Dressing - the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
  4.    Eating - the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a
       feeding tube or intravenously.
  5.    Toileting - the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
  6.    Transferring - the ability to move oneself into or out of a bed, chair or wheelchair.


Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.

Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
 o alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
 o care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer's Disease or similar forms of irreversible dementia
 o treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
 o treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
 o services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
 o services or care provided to you outside the United States
 o all care and support services that are provided by immediate members of your family, whether paid or unpaid.

Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.



 Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care
 Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive
 amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of
 that amount. See General Provisions - Federal Taxation.


Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state the LTC Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.

Establishing Continued Eligibility for LTC Benefits

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:

Every Three Months:   You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior
                      to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you
                      with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for
                      Benefits form is not submitted prior to the end of the current three month period for which you are receiving
                      LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month.
                      If you
                      do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after
                      the three month period for which LTC Benefits were previously requested, you will have to reestablish your
                      eligibility to receive benefits. Request for Benefits form are always available by contacting us at
                      800-487-
                      1485.
Every Year:           At least once every 12 months after we have established your initial benefit eligibility, a Licensed
                      Health Care
                      Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are
                      Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe
                      a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form
                      prior to the end of the current twelve-month period. The appropriate forms are always available by contacting
                      us at 800-487-1485.

Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.

Verification of Continued Eligibility

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
 o review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
 o a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
 o requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.

Overpayment of LTC Benefits

If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.


Determining LTC Benefits

General Summary of LTC Benefits

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.

 o You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
 o You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
 o You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the 3rd contract anniversary.
 o Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.

Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.

As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed amount is also important as it affects the charges you pay for the LTC Rider. See "LTC Charges" for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.



                                                  Acceleration Benefit
o   First payments made under the LTC Rider
o   Deducted from your Contract Value
o   Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
o   If the Contract Value is reduced to zero, benefits are paid by us from our general account
o   Not affected by investment results


                                       -


                                                   Extension Benefit
o   Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
o   Paid by us from our general account
o   Equals double the Acceleration Benefit as of the 90th day after the contract date
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the Extension Benefit
o   Not affected by investment results


                                       -


                                                        Growth Benefit
o   May be purchased for an additional cost
o   Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
o   Payments made in addition to Acceleration Benefit and Extension Benefit payments
o   Deducted from your Contract Value
o   Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the
    Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
o   Payments reduce the LTC Guaranteed Amount and Growth Benefit
o   If the Contract Value is reduced to zero, paid by us from our general account

                             Growth Benefit
o   Each annual step-up is not affected by subsequent investment results


                                       -


Wit drawals
o   Permitted any time in addition to LTC Benefit payments
o   Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to
    5% of
    the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
o   The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract
    anniversary, any withdrawal will be an Excess Withdrawal)
o   If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
o   Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
o   Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)


Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

Acceleration Benefit Payments

Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits - Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value.



 Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits
 prior to the 5th contract anniversary, the minimum Acceleration Benefit Duration will be
24 months (i.e., 2 years).




 Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase
Payment made within the first 90 days after
 the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you
 have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration
Benefit.




 Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.


We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

Extension Benefit Payments

Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits - Maximum Monthly Level Benefit" below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.



 Extension Benefit Duration = the period of time over which Extension Benefits are paid.
The Extension Benefit Duration is initially
 twice the length of the Acceleration Benefit Duration. If you have not received LTC
Benefits prior to the 5th contract anniversary, the
 minimum Extension Benefit Duration will be 48 months (i.e., 4 years).




 Extension Benefit = twice the initial Acceleration Benefit ( Purchase Payments within the first 90 days after the contract date), less
 Excess Withdrawals (as adjusted), less Extension Benefit payments.




 Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.




 Example: The following example shows the calculation of the LTC Guaranteed Amount, the
  Acceleration Benefit and the
Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to
the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):
 Contract Value January 1:
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):
 Contract value February 1 prior to subsequent Purchase Payment:
 Subsequent Purchase Payment received February 1:
 LTC Guaranteed Amount after subsequent Purchase Payment

                                                                                            ($100,000 LTC Guaranteed Amount +
                                                                                           $100,000 subsequent Purchase Payment
                                                                                           made within 90 days of
                                                                                           contract date):
 Acceleration Benefit after subsequent Purchase Payment:
 Extension Benefit after subsequent Purchase Payment

                                                                                            (2 x $200,000 Acceleration
                                                                                           Benefit):
 Contract Value after additional Purchase Payment:



 Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration
Benefit and the Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase
Payment is made prior to the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):                       $100,000
 Contract Value January 1:                                                                  $100,000
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):                         $100,000
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):                             $100,000
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):                           $200,000
 Contract value February 1 prior to subsequent Purchase Payment:                            $110,000
 Subsequent Purchase Payment received February 1:                                           $100,000
 LTC Guaranteed Amount after subsequent Purchase Payment
                                                                                            $200,000
 Acceleration Benefit after subsequent Purchase Payment:                                    $200,000
 Extension Benefit after subsequent Purchase Payment
                                                                                            $400,000
 Contract Value after additional Purchase Payment:                                          $210,000

Maximum Monthly Level Benefit

The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the 5th contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to 5th contract anniversary. If you receive LTC Benefit payments prior to the 5th contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.



 Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration
 Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the
Acceleration Benefit Duration as of the 5th contract
 anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33
($200,000/24).


Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.

                                      IMPORTANT NOTE:
 We designed the LTC Rider to function most optimally if you do not start receiving LTC
Benefits until on or after the 5th contract
 anniversary. After the 5th contract anniversary, you can maximize your monthly LTC
Benefit payments and receive those payments
 over the shortest period of time (giving you access to the money we pay from our general account during the Extension Benefit
 period earlier relative to when you begin taking LTC Benefit payments and over a shorter period of time). This discussion
 assumes that you do not begin taking LTC Benefit payments until after the 5th contract anniversary. However, because we
 wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need
 arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See "Determining LTC Benefits -
 Electing to Receive LTC Benefits Before the 5th Contract Anniversary."


Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a "nursing home" or are receiving "hospice care" (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.



Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly
                                                                        Level
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly Level Benefit amount if they are in an assisted
                                                                        living
                                                                        facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        Level
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly Level Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly Level Benefit amount the following
                                                                        month.


* Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.


The Maximum Monthly Level Benefit amount will not change after the 5th contract anniversary unless you make an Excess Withdrawal (as described below). If, after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.



 Example: The following is an example of how taking less than the Maximum Monthly Level
  Benefit impacts future
Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and
  Extension Benefit Duration. This example
also
 illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract
  Year. Assume LTC Benefit
payments
 begin after the 5th contract anniversary and the owner receives 50% of the Maximum
  Monthly Level Benefit each
month.
 On 5th contract anniversary:
 Acceleration Benefit:
 Acceleration Benefit Duration:
 Extension Benefit:
 Extension Benefit Duration:
 Maximum Monthly Level Benefit: ($100,000/24)
 Monthly LTC Benefit payment (50% of $4,166.67)
 On the 6th contract anniversary:
 Remaining Acceleration Benefit:

                                                                                            ($100,000 - LTC Benefit payments of
                                                                                           $25,000 ($2,083.33 x 12))
 Remaining Acceleration Benefit Duration



 Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit
Duration. This example also
 illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract Year. Assume
LTC Benefit payments
 begin after the 5th contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
 On 5th contract anniversary:
 Acceleration Benefit:                                                                       $100,000
 Acceleration Benefit Duration:                                                             24 months
 Extension Benefit:                                                                          $200,000
 Extension Benefit Duration:                                                                48 months
 Maximum Monthly Level Benefit: ($100,000/24)                                               $4,166.67
 Monthly LTC Benefit payment (50% of $4,166.67)                                             $2,083.33
 On the 6th contract anniversary:
 Remaining Acceleration Benefit:
                                                                                              $75,000
 Remaining Acceleration Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit): ($75,000 /
                                          $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($75,000 / $4,166.67)
 Remaining Extension Benefit:
 Remaining Extension Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit each year):
                                          ($200,000 / $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($200,000 /
                                          $4,166.67)



                                           36 months
 Remaining Acceleration Benefit Duration
                                           18 months
 Remaining Extension Benefit:              $200,000
 Remaining Extension Benefit Duration
                                           96 months
 Remaining Acceleration Benefit Duration
                                           48 months

Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules. See General Provisions - Federal Taxation below.

Growth Benefit Option

At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).

On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the Automatic Step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.



 Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract
Value
 as of the contract anniversary if:
 o                                                                                          The Covered Life is still living
                                                                                           and under age 76;
 o                                                                                          The Contract Value on that contract
                                                                                           anniversary is greater than the LTC
                                                                                           Guaranteed Amount; and
 o                                                                                          The maximum LTC Guaranteed Amount
                                                                                           limit has never been reached.

 Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess
 Withdrawal reduces the Contract Value.


Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount "stepped up" that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the Automatic Step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the Automatic Step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.

You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.



 Example: Following is an example of how the Automatic Step-ups will work through the first three contract
anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase
  Payments made into
the
 contract:
 Acceleration Benefit as of 90th day after the contract date:
 Total Contract Value on 1st contract anniversary reflecting investment gain:
 New LTC Guaranteed Amount on 1st contract anniversary:

                                                                                            (LTC Guaranteed Amount steps up
                                                                                           since $225,000 is greater than LTC
                                                                                           Guaranteed Amount of $200,000)
 Growth Benefit on 1st contract anniversary

                                                                                            ($225,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract
anniversary
                                                                                            ($225,000 LTC Guaranteed Amount
                                                                                           does not change as the Contract
                                                                                           Value of $218,000 is less; $25,000
                                                                                           Growth Benefit does not change):
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous contract
anniversary:
 New LTC Guaranteed Amount

                                                                                            (LTC Guaranteed Amount steps up as
                                                                                           $240,000 is greater than LTC
                                                                                           Guaranteed Amount of $225,000):
 Growth Benefit on 3rd contract anniversary

                                                                                            ($240,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):



 Example: Following is an example of how the Automatic Step-ups will work through the first three contract anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:      $200,000
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase         $200,000
Payments made into the
 contract:
 Acceleration Benefit as of 90th day after the contract date:                               $200,000
 Total Contract Value on 1st contract anniversary reflecting investment gain:               $225,000
 New LTC Guaranteed Amount on 1st contract anniversary:
                                                                                            $225,000
 Growth Benefit on 1st contract anniversary
                                                                                            $ 25,000
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract anniversary
                                                                                            $218,000
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous  $240,000 contract anniversary:
 New LTC Guaranteed Amount
                                                                                            $240,000
 Growth Benefit on 3rd contract anniversary
                                                                                            $ 40,000

You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the Automatic Step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charge.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life.

Maximum Monthly Growth Benefit

The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.

Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.



 The Maximum Monthly Growth Benefit amount = [i - ((ii + iii) - iv)] where:
         (i)   equals the Growth Benefit on the contract anniversary;
      (ii)     equals any remaining Acceleration Benefit on the contract anniversary;
     (iii)     equals any remaining Extension Benefit on the contract anniversary; and
      (iv)     equals the Maximum Monthly Level Benefit amount on the contract anniversary.


When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.



 Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the
Maximum Monthly Growth Benefit
 amount


Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:



Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly LTC
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly LTC Benefit amount if they are in an assisted
                                                                        living facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        LTC
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly LTC Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly LTC Benefit amount the following month.


*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.



 Example: The following is an example of how the Maximum Monthly Growth Benefit amount,
  Maximum Monthly Level
Benefit
 amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the Contract
Value
 from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract
date.
 Acceleration Benefit on 5th contract anniversary:
 Extension Benefit on 5th contract anniversary:
 Contract Value on 5th contract anniversary:
 LTC Guaranteed Amount on 5th contract anniversary steps-up to contract value of $120,000:
 Growth Benefit

                                                                                            ($120,000 LTC Guaranteed Amount -
                                                                                           $100,000 Acceleration Benefit):
 Maximum Monthly Level Benefit



 Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly
Level Benefit
 amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the Contract Value
 from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract date.
 Acceleration Benefit on 5th contract anniversary:                                          $100,000
 Extension Benefit on 5th contract anniversary:                                             $200,000
 Contract Value on 5th contract anniversary:                                                $120,000
 LTC Guaranteed Amount on 5th contract anniversary steps-up to contract value of $120,000:  $120,000
 Growth Benefit
                                                                                             $20,000
 Maximum Monthly Level Benefit

                                                      ($100,000 - 24 months of Acceleration Benefit Duration left):
 Maximum Monthly Growth Benefit

                                                      [($20,000 Growth Benefit - (($100,000 Acceleration Benefit + $200,000
                                                     Extension Benefit) - $4,166.67
                                                     Maximum Monthly Level Benefit)]:
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):



                                                      $4,166.67
 Maximum Monthly Growth Benefit
                                                        $277.78
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):   $4,444.45

Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.



 Example: Continuing the prior example if, during the first six months of the Contract
Year, you requested that you be paid the
 entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there
 will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum
Monthly Growth Benefit x 6 months). On the
 next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during
 the current Contract Year.


Electing to Receive LTC Benefits Before the 5th Contract Anniversary


As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the 5th contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the 5th contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.



                       LTC Benefit Duration Chart
 Contract Year of First      Acceleration       Extension      Total LTC
   Request for Maximum          Benefit          Benefit        Benefit
  Level Benefit amounts        Duration         Duration        Duration
           1*                 84 months       168 months      252 months
            2                 72 months       144 months      216 months
            3                 60 months       120 months      180 months
            4                 48 months        96 months      144 months
            5                 36 months        72 months      108 months
           6+                 24 months        48 months       72 months


* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period.


When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the 5th contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum

Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th contract anniversary. This chart illustrates a purchase payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.



                                        Maximum Monthly Level Benefit (annualized)
                                     based on when Acceleration Benefit payments begin
                                    Acceleration
                                      Benefit       Acceleration       Acceleration                          Acceleration
                                      payments    Benefit payments   Benefit payments   Benefit payments   Benefit payments
LTC Benefit              Contract     Begin in        Begin in           Begin in           Begin in           Begin in
Duration                   Year        Year 2          Year 3             Year 4             Year 5             Year 6
 Acceleration Benefit        1*       $ 16,667
                             2        $ 16,667
                             3        $ 16,667   $  20,000
                             4        $ 16,667   $  20,000          $  25,000
                             5        $ 16,667   $  20,000          $  25,000          $  33,000
                             6        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
                             7        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
 Extension Benefits          8         $16,667     $20,000            $25,000            $33,000            $50,000
                             9         $16,667     $20,000            $25,000            $33,000            $50,000
                            10         $16,667     $20,000            $25,000            $33,000            $50,000
                            11         $16,667     $20,000            $25,000            $33,000            $50,000
                            12         $16,667     $20,000            $25,000            $33,000
                            13         $16,667     $20,000            $25,000            $33,000
                            14         $16,667     $20,000            $25,000
                            15         $16,667     $20,000            $25,000
                            16         $16,667     $20,000
                            17         $16,667     $20,000
                            18         $16,667
                            19         $16,667

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period. For illustrative purposes, this chart does not include satisfaction of the Deductible Period.



 Example: Continuing the example illustrated by the chart, if you started to receive
  Acceleration Benefit payments during the
3rd
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of 2nd contract anniversary:
 Acceleration Benefit (equals LTC Guaranteed Amount):
 Extension Benefit (2 x Acceleration Benefit):
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($100,000 Acceleration Benefit - 60
                                                                                           months):
 Remaining Extension Benefit Duration (from LTC Benefit Duration)
 By electing to start receiving Acceleration Benefit payments in the 3rd Contract Year, the Maximum Monthly Level
Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The
total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000
  Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the
annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension
  Benefit Durations of 24 and 48
months
 respectively.



 Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the 3rd
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of 2nd contract anniversary:                                      $100,000
 Acceleration Benefit (equals LTC Guaranteed Amount):                                       $100,000
 Extension Benefit (2 x Acceleration Benefit):                                              $200,000
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)                  60 months
 Maximum Monthly Level Benefit
                                                                                            $1,666.67 or $20,000 per year
 Remaining Extension Benefit Duration (from LTC Benefit Duration)                           120 months
 By electing to start receiving Acceleration Benefit payments in the 3rd Contract Year, the Maximum Monthly Level Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.

  If
you
are
recei
the
Maxim
Month
Level
Benef
each
month
the
Maxim
Month
Level
Benef
will
not
chang
the
  fol
Contr
Year.
If
you
recei
less
than
the
Maxim
Month
Level
Benef
amoun
in
any
Contr
Year
prior
to
the
5th
  con
anniv
the
Maxim
Month
Level
Benef
will
be
recal
on
the
contr
anniv
and
will
incre
In
  add
the
minim
Exten
Benef
Durat
will
be
recal
on
the
contr
anniv
and
will
decre
due
to
the
  hig
Maxim
Month
Level
Benef
amoun
The
Exten
Benef
Durat
will
be
recal
to
equal
the
Exten
  Ben
divid
by
the
recal
Maxim
Month
Level
Benef



 Example: Continuing the previous example, the following is an example of how the Maximum
  Monthly Level Benefit amount
and
 the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000
LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration
  Benefit payments of only $10,000 (paid
in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary

                                                                                            ($100,000 - $10,000 LTC Benefit
                                                                                           payment in prior Contract Year):
 Acceleration Benefit (equals the LTC Guaranteed Amount):
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($90,000 Acceleration Benefit - 48
                                                                                           months):
 Minimum Extension Benefit Duration

                                                                                            ($200,000 Extension Benefit -
                                                                                           $1,875 Maximum Monthly Level
                                                                                           Benefit):
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly
Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to
receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly
  Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice
care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will
not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but
the
 minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the
remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.



 Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration Benefit payments of only $10,000
(paid in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary
                                                                                             $90,000
 Acceleration Benefit (equals the LTC Guaranteed Amount):                                    $90,000
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):          $200,000
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)                    48 months
 Maximum Monthly Level Benefit
                                                                                            $1,875.00 or $22,500 per year
 Minimum Extension Benefit Duration
                                                                                            107 months
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

Withdrawals

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract. See The Contracts-Surrenders and Withdrawals.

Conforming Withdrawals

If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments . Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.



 Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b)
where:
        (a)                                                                                 equals 5% of the difference of the
Contr  equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first
contr anniversary (or, prior to the first contract anniversary, the contract date); and

   (b)       equals all prior withdrawals in that Contract Year.


Excess Withdrawals


Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected.



 More specifically, Excess Withdrawals reduce various benefits in accordance with the following
formula:
 o                                                                                          Multiply the benefit being affected
                                                                                           (i.e., the Acceleration Benefit)
                                                                                           before the Excess Withdrawal by (1 -
                                                                                           the Reduction
                                                                                           Percentage due to Excess
                                                                                           Withdrawal).
 o                                                                                          The Reduction Percentage due to
                                                                                           Excess Withdrawal = Excess
                                                                                           Withdrawal - Contract Value before
                                                                                           the Excess Withdrawal.
 Importantly, this means that the reduction could be more than the dollar amount withdrawn.


Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.




 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit,
LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly
  Growth Benefit and Growth
Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed
  Amount is greater than the
Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:
 Acceleration Benefit:
 Extension Benefit:
 Maximum Monthly Level Benefit:
 Growth Benefit:
 Maximum Monthly Growth Benefit
 Excess Withdrawal from Contract Value:
 Contract Value immediately prior to Excess Withdrawal:
 Reduction Percentage due to Excess Withdrawal

                                                                                            [$4,000 Excess Withdrawal - $85,000
                                                                                           Contract Value]:
 LTC Guaranteed Amount after Excess Withdrawal

                                                                                            [$320,000 LTC Guaranteed Amount x
                                                                                           (1-4.71%)]:
 Extension Benefit after Excess Withdrawal

                                                                                            [$240,000 x (1-4.71%)]:
 Maximum Monthly Level Benefit after Excess Withdrawal

                                                                                            [$5,000 Maximum Monthly Level
                                                                                           Benefit x (1-4.71%)]:
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:
 Maximum Monthly Growth Benefit after Excess Withdrawal

                                                                                            [$2,778 Maximum Monthly Growth
                                                                                           Benefit x (1-4.71%)]:



 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the
Acceleration Benefit, LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and
Growth Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:                                                                     $320,000
 Acceleration Benefit:                                                                      $120,000
 Extension Benefit:                                                                         $240,000
 Maximum Monthly Level Benefit:                                                               $5,000
 Growth Benefit:                                                                            $200,000
 Maximum Monthly Growth Benefit                                                               $2,778
 Excess Withdrawal from Contract Value:                                                       $4,000
 Contract Value immediately prior to Excess Withdrawal:                                      $85,000
 Reduction Percentage due to Excess Withdrawal
                                                                                            4.71%
 LTC Guaranteed Amount after Excess Withdrawal
                                                                                            $304,928
 Extension Benefit after Excess Withdrawal
                                                                                            $228,696
 Maximum Monthly Level Benefit after Excess Withdrawal
                                                                                              $4,765
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:              $190,580
 Maximum Monthly Growth Benefit after Excess Withdrawal
                                                                                              $2,647

LTC Fixed Account

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.

On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the "Establishing Benefit Eligibility" section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts - Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.


Termination

Termination Events

The LTC Rider will terminate under any of the following circumstances:
 o termination of the contract;
 o upon written request to terminate the LTC Rider after the 3rd contract anniversary (you may not request to terminate the LTC Rider prior to the 3rd contract anniversary);
 o you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing either i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit), or Lincoln SmartIncomeSM Inflation;
 o on the date the Contractowner is changed due to death or divorce;
 o upon the death of the Covered Life;
 o 45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
 o an Excess Withdrawal reduces the Contract Value to zero;
 o all LTC Benefits are reduced to zero;
 o you terminate the LTC Rider under the Nonforfeiture provision.
 o within the first 6 months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider.
 o after the first 6 months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider.
 o after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.

Nonforfeiture Benefit

The LTC Rider provides a nonforfeiture benefit ("Nonforfeiture Benefit") if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
 o There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.
 o You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is "enhanced" because you may terminate the LTC Rider for any reason after 3 years, rather than just if there is a specified increase of the charge for the Extension Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the "Nonforfeiture Benefit Amount") the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
 o one month's Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
 o an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
 o the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and
 o you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge
                                        is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:



                 Percent Over Initial         Percent Over Initial
     Age on        Extension Benefit           Extension Benefit
 Contract Date          Charge          Age          Charge
    45 - 49             130%            66            48%
    50 - 54             110%            67            46%
    55 - 59              90%            68            44%
       60                70%            69            42%
       61                66%            70            40%
       62                62%            71            38%
       63                58%            72            36%
       64                54%            73            34%
       65                50%            74            32%


Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
 o you surrender the contract at least three years after the contract date; or
 o you submit a written request to terminate the LTC Rider at least three years after the contract date; or
 o you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract's maturity date and at least three years after the contract date.

If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.


General Provisions

Death Benefits

The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any

Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the "Death Benefit" section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner's death. The EEB Death Benefit is not available with this LTC Rider.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts - Death Benefits.

Investment Requirements

By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts - Investment Requirements - Option 3 for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.

Federal Taxation

Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.

Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a "Qualified Long-Term Care Insurance Contract," as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner's basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 591/2 at the time of the payment of excess benefits, an additional 10% "penalty tax" may apply.

If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $320.00 per day or $116,800 annually for 2013), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.

Maturity Date

When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant's 95th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.

If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 95), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments stop after you reach age 95 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 95 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC

Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 95 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.

Misstatement of Age or Sex

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.

LTC Rider Return Privilege

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

Monthly Statements

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions - Death Benefits for a description of the impact of the LTC Rider on Death Benefits.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected Guaranteed Period, usually 10 or 20 years, full benefit payment will continue for the rest of the Guaranteed Period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an Annuity Payout option that provides:
 o Scheduled Payments (the periodic Annuity Payouts under this rider) for the life of the Annuitant and Secondary Life (Secondary Life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A Death Benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the Annuitant and joint Annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum Contract Value that may be credited to this Annuity Payout option is $50,000 and the maximum is $1,000,000.

You may consider electing this Annuity Payout option if you would like an Annuity Payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, Death Benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed Annuity Payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a Death Benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your Contract Value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another Annuity Payout option at the same time by allocating less than 100% of your Contract Value to Lincoln SmartIncomeSM Inflation and the remainder to the other Annuity Payout option. If only a portion of your Contract Value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the Contract Value must be used to fund another Annuity Payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are Annuity Payouts for the life of the Annuitant (and Secondary Life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the Contract Value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the Annuitant and Secondary Life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given Contractowner with the same characteristics (sex, age, frequency of Annuity Payouts and Annuity Payout start date) the income factor for a fixed lifetime Annuity Payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the Contract Value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI

Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



      Initial Reserve Value on Rider Date 4/15/2012......................  $ 150,000
      Initial Scheduled Payment on 4/15/2012.............................  $   8,000
      Initial CPI Value published in March 2012..........................        150
      CPI Value published in December 2012...............................        155
      Adjustment percentage (155/150)....................................   1.033333
      Reserve Value After 1/1/2013 Adjustment ($150,000 x 1.033333) .      $ 155,000
      Scheduled Payment After 1/1/2013 Adjustment ($8,000 x 1.033333) .    $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



      Annual Scheduled Payment for calendar year 2012..........................  $   5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $   4,800
      Reserve Value 12/31/2012.................................................  $ 100,000
      CPI Value published in December 2012.....................................        120
      CPI Value published in December 2011.....................................        115
      Adjustment percentage (120/115)..........................................   1.043782
      Reserve Value after 1/1/2013 adjustment ($100,000 x 1.043782) .            $ 104,378
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 1.043782) .                                                     $5,217.39

Since the Scheduled Payment (after the adjustment) for 2013 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:

      Annual Scheduled Payment for calendar year 2012..........................  $    5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $    4,800
      Reserve Value 12/31/2012.................................................  $  100,000
      CPI Value published in December 2012.....................................         120
      CPI Value published in December 2011.....................................         130
      Adjustment percentage (120/130)..........................................   0.9230769
      Reserve Value after 1/1/2013 adjustment ($100,000 x 0.9230769) .           $   92,308
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 0.9230769) .                                                    $ 4,615.38

Since the Scheduled Payment (after adjustment) for 2013 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:



      Annual Scheduled Payment for calendar year 2013..........................  $   4,800
      Guaranteed Minimum Scheduled Payment for calendar year 2013..............  $   4,800
      Reserve Value 12/31/2013 ($92,308 - $4,800) .                              $  87,508
      CPI Value published in December 2013.....................................        140
      CPI Value published in December 2012.....................................        120
      Adjustment percentage (140/120)..........................................    1.16666
      Reserve Value after 1/1/2014 adjustment ($87,508 x 1.166666) .             $ 102,093
      Annual Scheduled Payment for calendar year 2014 after 1/1/2014 adjustment
       ($4,615.38 x 1.166666) .                                                  $5,384.61

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Scheduled Payment, the Scheduled Payment will be paid out in calendar year 2014.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



      Reserve Value 1/1/2013.....................................................  $100,000
      Guaranteed Minimum Scheduled Payment 1/1/2013..............................  $ 15,000
      Unscheduled Payment 1/2/2013...............................................  $  2,000
      Proportional reduction percentage ($2,000/$100,000) .                             .02
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x
       $15,000) .                                                                  $    300
      New Guaranteed Minimum Scheduled Payment...................................  $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.

      Reserve Value 1/1/2013...................................................  $10,000
      Guaranteed Minimum Scheduled Payment.....................................  $15,000
      Unscheduled Payment 1/2/2013.............................................  $ 2,000
      Proportional reduction percentage ($2,000/$10,000) .                           .20
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x
       $15,000) .                                                                $ 3,000
      New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000) .              $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:




Guaranteed Minimum Scheduled Payment for calendar year 2013...............................  $    4,800
Annual Scheduled Payment for calendar year 2013 paid 1/1/2013.............................  $    5,000
Reserve Value 1/1/2013 before Scheduled Payment...........................................  $  515,000
Reserve Value 1/2/2013 after Scheduled Payment ($515,000 - $5,000) .                        $  510,000
Unscheduled Payment charge percent........................................................           7%
Then current Reserve Value before Unscheduled Payment on 1/15/2013........................  $  510,000
Free amount on 1/15/2013 (10% x $510,000) .                                                 $   51,000
Unscheduled Payment 1/15/2013.............................................................  $   10,000
[since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is no Unscheduled Payment
 charge]..................................................................................
Reserve Value 1/15/2013 after Unscheduled Payment ($510,000 - $10,000) .                    $  500,000
Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000) .              1.96078%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,902
  x .0196078)] .
Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x .0196078)] .  $    4,706
Then current Reserve Value 2/1/2013 before second Unscheduled Payment.....................  $  500,000
2nd Unscheduled Payment 2/1/2013..........................................................  $   75,000
Free amount on 2/1/2013 (10% x $500,000) .                                                  $   50,000
Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment) .                       $   40,000
Unscheduled Payment charge [($75,000 - $40,000) x .07] .                                    $    2,450
Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450) .             $   72,550
Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000) .                   15%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,250
  x .15)] .
Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled Payment
[$4,800 - ($4,800 x
 .15)]....................................................................................  $    4,000
Reserve Value after 2/2/2013 Unscheduled Payment and Unscheduled Payment charge ($500,000   $  425,000
  - $75,000) .

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the Contractowner, Annuitant or the Secondary Life a Death Benefit will be paid if there is a Reserve Value. The Death Benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The Death Benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a Death Benefit upon the death of the Contractowner demonstrating the impact of a negative hypothetical CPI factor:




7/15/2012 Initial Reserve Value......................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                        $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment
 ($90,000 - $45,000 = $45,000) .                                       $ 45,000
8/6/2013 Death of a Contractowner
 Death Benefit is greater of
  a) current Reserve Value ($45,000); or
  b) initial Reserve Value minus Scheduled Payment
   ($100,000 - $45,000 = $55,000) .
8/5/2013 Death Benefit paid..........................................  $ 55,000

If any Contractowner (who is not the Annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the Beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the Annuitant and any Secondary Life.

If the Annuitant dies (whether or not the Annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any Secondary Life.

If the Secondary Life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the Death Benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the Annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior Death Benefit elections will terminate (other than any Death Benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation Death Benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage Death Benefit will be in effect only on the portion of the Contract Value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The Contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:




7/15/2012 Initial Reserve Value...........................................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                                             $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 - $45,000 =       $ 45,000
  $45,000) .
8/6/2013 Unscheduled Payment..............................................................  $ 45,000
Reserve Value.............................................................................  $      0
Reserve Value is reduced to zero which results in termination of the rider
 Initial Reserve Value is greater than payments received
 [$100,000 > ($45,000 + $45,000) = $90,000] .
Final payment made to holder of rights of ownership.......................................  $ 10,000

General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for Guaranteed Period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, or Regular Income Payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual

Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The Interest Adjustment is calculated by multiplying the transaction amount by:



    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and

 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.


Abandoned Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation

(collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.00% of Purchase Payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of Purchase Payments, plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider ("LTC Rider") is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.
Taxation Of Amounts Paid As Long-Term Care Benefits

If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Discontinuance of Use with Qualified Retirement Plans

Beginning September 24, 2007, our individual variable annuity products are no longer available for purchase under a 403(b) plan. Beginning July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P Index
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:










                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (C Share)
                    Lincoln Life Variable Annuity Account N









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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period    period       Units      of period   period      Units      of period   period      Units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
ABVPSF Global Thematic Growth
2003  .       N/A         N/A         N/A          2.788     3.944        881         7.379    10.447      1,091
2004  .       N/A         N/A         N/A          3.944     4.076          1*       10.447    10.810          4
2005  .       N/A         N/A         N/A          4.076     4.156          1*       10.810    11.032          3
2006  .       N/A         N/A         N/A          4.156     4.431          1*       11.032    11.773          3
2007  .       N/A         N/A         N/A          4.431     5.226          1*       11.773    13.898          4
2008  .       N/A         N/A         N/A          5.226     2.700          1*       13.898     7.189          2
2009  .       N/A         N/A         N/A          2.700     4.067          1*        7.189    10.839          5
2010  .       N/A         N/A         N/A          4.067     4.744          4        10.839    12.656          3
2011  .       N/A         N/A         N/A          4.744     3.574          3        12.656     9.544          2
2012  .       N/A         N/A         N/A          3.574     3.981          1*        9.544    10.642          1*
---------     --          --          --------     -----     -----        ---        ------    ------      -----
ABVPSF Growth and Income
2003  .       N/A         N/A         N/A          7.889    10.257     23,386         8.667    11.281     22,863
2004  .      11.204     12.233          1*        10.257    11.221         83        11.281    12.354         58
2005  .      12.233     12.561          2         11.221    11.545         74        12.354    12.723         88
2006  .      12.561     14.425          2         11.545    13.285         61        12.723    14.655         80
2007  .      14.425     14.849          2         13.285    13.703         57        14.655    15.130         69
2008  .      14.849      8.645          1*        13.703     7.993         49        15.130     8.835         58
2009  .       8.645     10.213          1*         7.993     9.463         29         8.835    10.469         50
2010  .      10.213     11.309          1*         9.463    10.499         27        10.469    11.628         41
2011  .      11.309     11.776          1*        10.499    10.954         18        11.628    12.144         37
2012  .      11.776     13.554          1*        10.954    12.633         19        12.144    14.019         34
---------    ------     ------        ---         ------    ------     ------        ------    ------     ------
ABVPSF International Value
2006  .       N/A         N/A         N/A         10.659    11.842         10        11.043    11.850          6
2007  .      12.521     12.257          1*        11.842    12.297         12        11.850    12.318         17
2008  .       N/A         N/A         N/A         12.297     5.651         16        12.318     5.666         19
2009  .       N/A         N/A         N/A          5.651     7.468         19         5.666     7.496         21
2010  .       N/A         N/A         N/A          7.468     7.662         18         7.496     7.698         21
2011  .       N/A         N/A         N/A          7.662     6.071          9         7.698     6.106         20
2012  .       N/A         N/A         N/A          6.071     6.820          7         6.106     6.865         16
---------    ------     ------        ---         ------    ------     ------        ------    ------     ------
ABVPSF Large Cap Growth
2003  .       N/A         N/A         N/A          4.273     5.186      4,990         8.142     9.891        643
2004  .       N/A         N/A         N/A          5.186     5.527         38         9.891    10.551          1*
2005  .       N/A         N/A         N/A          5.527     6.243         28        10.551    11.931          1*
2006  .       N/A         N/A         N/A          6.243     6.101         31        11.931    11.672          2
2007  .       N/A         N/A         N/A          6.101     6.819         31        11.672    13.057          1*
2008  .       N/A         N/A         N/A          6.819     4.036         26        13.057     7.737          1*
2009  .       N/A         N/A         N/A          4.036     5.443         32         7.737    10.444          1*
2010  .       N/A         N/A         N/A          5.443     5.881         35        10.444    11.295          1*
2011  .       N/A         N/A         N/A          5.881     5.595          3        11.295    10.757          1*
2012  .       N/A         N/A         N/A          5.595     6.391          2        10.757    12.300          1*
---------    ------     ------        ---         ------    ------     ------        ------    ------     ------
ABVPSF Small/Mid Cap Value
2003  .       N/A         N/A         N/A         10.936    15.156      1,158        10.950    15.191        431
2004  .       N/A         N/A         N/A         15.156    17.751         22        15.191    17.811         11
2005  .       N/A         N/A         N/A         17.751    18.619         28        17.811    18.700         30
2006  .       N/A         N/A         N/A         18.619    20.915         27        18.700    21.027         22
2007  .       N/A         N/A         N/A         20.915    20.887         17        21.027    21.020         19
2008  .       N/A         N/A         N/A         20.887    13.201         13        21.020    13.298         17
2009  .       N/A         N/A         N/A         13.201    18.524          6        13.298    18.679         17
2010  .       N/A         N/A         N/A         18.524    23.065          7        18.679    23.282         14
2011  .       N/A         N/A         N/A         23.065    20.731          5        23.282    20.947         11
2012  .       N/A         N/A         N/A         20.731    24.159          4        20.947    24.435          9
---------    ------     ------        ---         ------    ------     ------        ------    ------     ------

                       with EEB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Century VP Inflation Protection
2004  .       9.991    10.392         1*         9.905    10.404          16       10.042    10.410          72
2005  .      10.392    10.360         3         10.404    10.393          50       10.410    10.410         143
2006  .      10.360    10.330         3         10.393    10.384          41       10.410    10.411         100
2007  .      10.330    11.105         3         10.384    11.185          30       10.411    11.226          76
2008  .      11.105    10.727        10         11.185    10.826          26       11.226    10.876          71
2009  .      10.727    11.608        20         10.826    11.740          39       10.876    11.806          58
2010  .      11.608    11.977        20         11.740    12.136          37       11.806    12.217          56
2011  .      11.977    13.138         7         12.136    13.340          35       12.217    13.442          49
2012  .      13.138    13.850         6         13.340    14.091          30       13.442    14.212          47
---------    ------    ------        --         ------    ------          --       ------    ------         ---
American Funds Global Growth
2004  .      10.267    11.252         1*        10.216    11.266           7       10.239    11.273          16
2005  .      11.252    12.601         2         11.266    12.641          23       11.273    12.662          27
2006  .      12.601    14.897         3         12.641    14.975          45       12.662    15.014          26
2007  .      14.897    16.795         3         14.975    16.917          31       15.014    16.978          25
2008  .      16.795    10.158        12         16.917    10.252          28       16.978    10.299          19
2009  .      10.158    14.190         9         10.252    14.350          27       10.299    14.431          18
2010  .      14.190    15.566         8         14.350    15.773          19       14.431    15.878          11
2011  .      15.566    13.923         4         15.773    14.136          18       15.878    14.244           9
2012  .      13.923    16.752         4         14.136    17.043          12       14.244    17.190           9
---------    ------    ------        --         ------    ------          --       ------    ------         ---
American Funds Global Small Capitalization
2003  .       N/A        N/A        N/A          5.627     8.497       3,621        9.969    15.071       9,573
2004  .      14.974    17.769         1*         8.497    10.104          82       15.071    17.937          29
2005  .      17.769    21.866         1*        10.104    12.458         135       17.937    22.139          51
2006  .      21.866    26.628         1*        12.458    15.201         135       22.139    27.042          46
2007  .      26.628    31.742         1*        15.201    18.157         102       27.042    32.332          54
2008  .      31.742    14.482         1*        18.157     8.301          76       32.332    14.796          38
2009  .      14.482    22.931         1*         8.301    13.170          47       14.796    23.498          31
2010  .      22.931    27.557         1*        13.170    15.858          62       23.498    28.323          25
2011  .      27.557    21.872         1*        15.858    12.612          35       28.323    22.548          23
2012  .      21.872    25.375         1*        12.612    14.661          28       22.548    26.237          16
---------    ------    ------       ---         ------    ------       -----       ------    ------       -----
American Funds Growth
2003  .       9.130    12.262       836          5.368     7.224      70,637        9.164    12.344      52,948
2004  .      12.262    13.541         5          7.224     7.993         407       12.344    13.673         272
2005  .      13.541    15.445         6          7.993     9.136         461       13.673    15.643         362
2006  .      15.445    16.711         6          9.136     9.904         371       15.643    16.976         306
2007  .      16.711    18.431         5          9.904    10.945         316       16.976    18.779         272
2008  .      18.431    10.137         2         10.945     6.032         225       18.779    10.360         205
2009  .      10.137    13.873         2          6.032     8.272         283       10.360    14.221         181
2010  .      13.873    16.163         2          8.272     9.657         271       14.221    16.618         134
2011  .      16.163    15.188         2          9.657     9.092         223       16.618    15.662         107
2012  .      15.188    17.577         1*         9.092    10.543         231       15.662    18.180          87
---------    ------    ------       ---         ------    ------      ------       ------    ------      ------
American Funds Growth-Income
2003  .       9.066    11.786       831          8.456    11.015      49,158        9.101    11.867      84,704
2004  .      11.786    12.771        16         11.015    11.959         370       11.867    12.897         391
2005  .      12.771    13.268        31         11.959    12.449         406       12.897    13.439         522
2006  .      13.268    15.005        31         12.449    14.107         380       13.439    15.244         409
2007  .      15.005    15.473        24         14.107    14.576         286       15.244    15.767         363
2008  .      15.473     9.440         3         14.576     8.911         192       15.767     9.648         281
2009  .       9.440    12.162         3          8.911    11.503         164        9.648    12.468         241
2010  .      12.162    13.303         3         11.503    12.608         131       12.468    13.679         181
2011  .      13.303    12.820         3         12.608    12.174         119       13.679    13.222         148
2012  .      12.820    14.786         3         12.174    14.069          88       13.222    15.295         115
---------    ------    ------       ---         ------    ------      ------       ------    ------      ------

                       with EEB                           with EGMDB                           with GOP
          ---------------------------------- ------------------------------------ ----------------------------------
           Accumulation Unit                   Accumulation Unit                   Accumulation Unit
                 value                               value                               value
          --------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period    period       Units      of period   period      Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Funds International
2003  .       9.060   11.994        312          5.168      6.855       36,438        9.094   12.075       21,952
2004  .      11.994   14.049          3          6.855      8.045          165       12.075   14.186           76
2005  .      14.049   16.758          4          8.045      9.615          193       14.186   16.972          111
2006  .      16.758   19.573          5          9.615     11.253          187       16.972   19.882          103
2007  .      19.573   23.061         15         11.253     13.285          134       19.882   23.496          103
2008  .      23.061   13.102          3         13.285      7.563          113       23.496   13.389           69
2009  .      13.102   18.402          2          7.563     10.644           93       13.389   18.862           60
2010  .      18.402   19.371          2         10.644     11.227           71       18.862   19.915           50
2011  .      19.371   16.360          2         11.227      9.501           67       19.915   16.870           49
2012  .      16.360   18.936          2          9.501     11.019           53       16.870   19.585           40
---------    ------   ------        ---         ------     ------       ------       ------   ------       ------
BlackRock Global Allocation V.I.
2009  .       N/A       N/A         N/A         10.424     11.569            5       10.450   11.576           14
2010  .       N/A       N/A         N/A         11.569     12.491           17       11.576   12.511           18
2011  .      12.450   11.777          1*        12.491     11.839           19       12.511   11.870           18
2012  .      11.777   12.713          1*        11.839     12.806           19       11.870   12.852           16
---------    ------   ------        ---         ------     ------       ------       ------   ------       ------
Delaware VIP Diversified Income
2004  .      10.011   10.858          1*        10.207     10.872           25       10.080   10.878           56
2005  .      10.858   10.597          2         10.872     10.631          155       10.878   10.648          117
2006  .      10.597   11.190          3         10.631     11.248           86       10.648   11.277          107
2007  .      11.190   11.799          2         11.248     11.884           89       11.277   11.927          111
2008  .      11.799   11.015         19         11.884     11.117           79       11.927   11.168          111
2009  .      11.015   13.696         10         11.117     13.851           83       11.168   13.928          114
2010  .      13.696   14.503         10         13.851     14.696           51       13.928   14.793           95
2011  .      14.503   15.113          5         14.696     15.345           49       14.793   15.462           95
2012  .      15.113   15.856          5         15.345     16.131           38       15.462   16.271           93
---------    ------   ------        ---         ------     ------       ------       ------   ------       ------
Delaware VIP Emerging Markets
2004  .       N/A       N/A         N/A         14.457     19.360            4       10.243   13.572            4
2005  .       N/A       N/A         N/A         19.360     24.206           13       13.572   16.986           28
2006  .       N/A       N/A         N/A         24.206     30.194           13       16.986   21.209           25
2007  .       N/A       N/A         N/A         30.194     41.137           20       21.209   28.925           23
2008  .       N/A       N/A         N/A         41.137     19.550           23       28.925   13.760           10
2009  .       N/A       N/A         N/A         19.550     34.167           14       13.760   24.072            7
2010  .       N/A       N/A         N/A         34.167     39.728            6       24.072   28.019            7
2011  .       N/A       N/A         N/A         39.728     31.262            5       28.019   22.070            5
2012  .       N/A       N/A         N/A         31.262     35.112            5       22.070   24.813            5
---------    ------   ------        ---         ------     ------       ------       ------   ------       ------
Delaware VIP High Yield
2003  .      10.282   12.981        180          8.425     10.658       31,016       10.322   13.071       16,226
2004  .      12.981   14.530          3         10.658     11.953           60       13.071   14.675           60
2005  .      14.530   14.741          1*        11.953     12.151           46       14.675   14.932           86
2006  .      14.741   16.235          1*        12.151     13.409           40       14.932   16.495           82
2007  .      16.235   16.343          2         13.409     13.526           46       16.495   16.655           68
2008  .      16.343   12.124          2         13.526     10.054           28       16.655   12.393           55
2009  .      12.124   17.693          1*        10.054     14.702           25       12.393   18.139           46
2010  .      17.693   19.959          1*        14.702     16.618           25       18.139   20.524           38
2011  .      19.959   20.049          2         16.618     16.727           21       20.524   20.679           32
2012  .      20.049   23.098          1*        16.727     19.308           19       20.679   23.895           30
---------    ------   ------        ---         ------     ------       ------       ------   ------       ------
Delaware VIP Limited-Term Diversified Income
2005  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2006  .       N/A       N/A         N/A          N/A         N/A         N/A         10.141   10.197            5
2007  .       N/A       N/A         N/A          N/A         N/A         N/A         10.197   10.466            5
2008  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A       N/A         N/A
2009  .       N/A       N/A         N/A         11.144     11.298           44       10.413   11.349           16
2010  .       N/A       N/A         N/A         11.298     11.590           45       11.349   11.655           19
2011  .       N/A       N/A         N/A         11.590     11.692           48       11.655   11.769           16
2012  .       N/A       N/A         N/A         11.692     11.791           10       11.769   11.880           18
---------    ------   ------        ---         ------     ------       ------       ------   ------       ------

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Delaware VIP REIT
2003  .      10.965     14.395        226         11.748     15.453      13,348        11.006     14.491       10,383
2004  .      14.395     18.525          9         15.453     19.926          37        14.491     18.704           55
2005  .      18.525     19.432         19         19.926     20.944          37        18.704     19.679           72
2006  .      19.432     25.243         17         20.944     27.260          33        19.679     25.640           58
2007  .      25.243     21.266         15         27.260     23.012          30        25.640     21.666           46
2008  .      21.266     13.510          4         23.012     14.648          20        21.666     13.805           36
2009  .      13.510     16.344          2         14.648     17.756          12        13.805     16.752           28
2010  .      16.344     20.314          2         17.756     22.114          13        16.752     20.883           25
2011  .      20.314     22.059          2         22.114     24.062          12        20.883     22.745           20
2012  .      22.059     25.251          1*        24.062     27.599          12        22.745     26.115           19
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
Delaware VIP Small Cap Value
2003  .      10.915     15.179        304         12.061     16.806       9,098        10.954     15.280        4,836
2004  .      15.179     18.054         10         16.806     20.029          59        15.280     18.229           36
2005  .      18.054     19.345         19         20.029     21.504          65        18.229     19.590           81
2006  .      19.345     22.007         18         21.504     24.512          57        19.590     22.353           86
2007  .      22.007     20.126         16         24.512     22.462          39        22.353     20.504           59
2008  .      20.126     13.816          4         22.462     15.451          25        20.504     14.118           52
2009  .      13.816     17.844          6         15.451     19.995          20        14.118     18.289           43
2010  .      17.844     23.107          5         19.995     25.945          17        18.289     23.755           39
2011  .      23.107     22.323          2         25.945     25.115          15        23.755     23.017           31
2012  .      22.323     24.902          2         25.115     28.072          11        23.017     25.753           24
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
Delaware VIP Smid Cap Growth(6)
2003  .       N/A         N/A         N/A          5.075      6.729       8,885        10.070     13.365       10,051
2004  .      13.276     14.638          5          6.729      7.434          61        13.365     14.780           31
2005  .      14.638     15.177          5          7.434      7.723          45        14.780     15.370           55
2006  .      15.177     15.991          5          7.723      8.154          38        15.370     16.244           38
2007  .      15.991     17.340          4          8.154      8.859          28        16.244     17.666           27
2008  .      17.340      9.045          5          8.859      4.630          20        17.666      9.243           23
2009  .       9.045     13.707          4          4.630      7.031          20         9.243     14.050           19
2010  .      16.268     18.393          4          8.358      9.454          22        16.713     18.909           16
2011  .      18.393     19.483          4          9.454     10.034          37        18.909     20.089           14
2012  .      19.483     21.174          4         10.034     10.927          13        20.089     21.899           13
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
Delaware VIP U.S. Growth
2003  .       N/A         N/A         N/A          8.101      9.830       9,742         8.110      9.851       13,590
2004  .       9.797      9.909          1*         9.830      9.962          24         9.851      9.993           31
2005  .       9.909     11.129          1*         9.962     11.211          10         9.993     11.257           30
2006  .      11.129     11.150          1*        11.211     11.254          10        11.257     11.313           28
2007  .      11.150     12.300          1*        11.254     12.440          10        11.313     12.517           27
2008  .      12.300      6.899          1*        12.440      6.992           6        12.517      7.042           23
2009  .       6.899      9.682          1*         6.992      9.831           3         7.042      9.912           18
2010  .       9.682     10.791          1*         9.831     10.980           2         9.912     11.081           10
2011  .      10.791     11.388          1*        10.980     11.610           3        11.081     11.729           12
2012  .      11.388     12.963          1*        11.610     13.242           1*       11.729     13.391            8
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
Delaware VIP Value
2003  .       N/A         N/A         N/A          8.712     10.978       2,431         N/A         N/A         N/A
2004  .       N/A         N/A         N/A         10.978     12.373          11        11.195     12.631           27
2005  .      12.504     12.985          1*        12.373     12.876          19        12.631     13.157           38
2006  .      12.985     15.781          1*        12.876     15.678          20        13.157     16.037           37
2007  .      15.781     15.027          1*        15.678     14.960          15        16.037     15.317           26
2008  .      15.027      9.799          1*        14.960      9.775           9        15.317     10.018           21
2009  .       9.799     11.318          1*         9.775     11.312           9        10.018     11.606           19
2010  .      11.318     12.813          1*        11.312     12.832           7        11.606     13.178           18
2011  .      12.813     13.743          1*        12.832     13.791           6        13.178     14.177           23
2012  .      13.743     15.439          1*        13.791     15.524           5        14.177     15.974           15
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
DWS Alternative Asset Allocation
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A         11.483     12.667           3         N/A         N/A         N/A
2011  .       N/A         N/A         N/A         12.667     12.071           4        12.714     12.128            3
2012  .       N/A         N/A         N/A         12.071     12.985           4        12.128     13.060            4
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
DWS VIT Equity 500 Index
2003  .       N/A         N/A         N/A         10.870     12.029        4,210       10.579     12.037       3,841
2004  .       N/A         N/A         N/A         12.029     13.053            9       12.037     13.074          50
2005  .       N/A         N/A         N/A         13.053     13.406           10       13.074     13.442          58
2006  .       N/A         N/A         N/A         13.406     15.197           15       13.442     15.252          42
2007  .       N/A         N/A         N/A         15.197     15.701           16       15.252     15.774          13
2008  .       N/A         N/A         N/A         15.701      9.677            9       15.774      9.732          10
2009  .       N/A         N/A         N/A          9.677     11.996            4        9.732     12.076          10
2010  .       N/A         N/A         N/A         11.996     13.513            4       12.076     13.617           8
2011  .       N/A         N/A         N/A         13.513     13.491            4       13.617     13.608           8
2012  .       N/A         N/A         N/A         13.491     15.317            3       13.608     15.465           6
---------     --          --          ---         ------     ------        -----       ------     ------       -----
DWS VIT Small Cap Index
2003  .       N/A         N/A         N/A         11.470     13.527       10,168       10.821     13.535       1,857
2004  .      13.510     15.580          1*        13.527     15.631           11       13.535     15.656           8
2005  .      15.580     15.905          1*        15.631     15.989           10       15.656     16.031          23
2006  .      15.905     18.298          1*        15.989     18.431           11       16.031     18.497          26
2007  .      18.298     17.574          1*        18.431     17.738           11       18.497     17.820           9
2008  .      17.574     11.330          1*        17.738     11.458            5       17.820     11.523           8
2009  .      11.330     14.044          1*        11.458     14.231            4       11.523     14.326           7
2010  .      14.044     17.386          1*        14.231     17.653            3       14.326     17.788           4
2011  .      17.386     16.286          1*        17.653     16.569            3       17.788     16.713           5
2012  .      16.286     18.526          1*        16.569     18.886            3       16.713     19.069           3
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Fidelity VIP Contrafund
2003  .       N/A         N/A         N/A          9.726     12.264       11,942        N/A         N/A         N/A
2004  .       N/A         N/A         N/A         12.264     13.892           37       12.291     13.937          37
2005  .      13.805     15.810          1*        13.892     15.941           67       13.937     16.008         107
2006  .      15.810     17.294          3         15.941     17.473           73       16.008     17.564         121
2007  .      17.294     19.915         11         17.473     20.161           80       17.564     20.286         121
2008  .      19.915     11.204          8         20.161     11.365           64       20.286     11.447          88
2009  .      11.204     14.899          8         11.365     15.143           64       11.447     15.268          84
2010  .      14.899     17.102          7         15.143     17.417           54       15.268     17.578          72
2011  .      17.102     16.321          3         17.417     16.655           34       17.578     16.826          65
2012  .      16.321     18.608          3         16.655     19.027           28       16.826     19.241          47
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Fidelity VIP Equity-Income
2003  .       N/A         N/A         N/A          8.250     10.552        5,600        9.056     11.595       5,214
2004  .      11.516     12.575          1*        10.552     11.545           51       11.595     12.699          93
2005  .      12.575     13.032          2         11.545     11.989           66       12.699     13.200         108
2006  .      13.032     15.343          3         11.989     14.143           55       13.200     15.587          84
2007  .      15.343     15.253          3         14.143     14.088           42       15.587     15.543          80
2008  .      15.253      8.563          2         14.088      7.925           38       15.543      8.752          53
2009  .       8.563     10.918          3          7.925     10.125           35        8.752     11.192          49
2010  .      10.918     12.317          2         10.125     11.445           29       11.192     12.664          35
2011  .      12.317     12.170          2         11.445     11.331           26       12.664     12.551          32
2012  .      12.170     13.985          1*        11.331     13.046           20       12.551     14.465          30
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Fidelity VIP Growth
2003  .       N/A         N/A         N/A          N/A         N/A         N/A          8.083     10.549       4,268
2004  .      10.477     10.606          1*         6.037      6.123            9       10.549     10.711          19
2005  .      10.606     10.985          1*         6.123      6.355           23       10.711     11.126          26
2006  .      10.985     11.492          1*         6.355      6.661           19       11.126     11.675          23
2007  .      11.492     14.289          2          6.661      8.299           24       11.675     14.560          18
2008  .      14.289      7.391          1*         8.299      4.301           23       14.560      7.554          13
2009  .       7.391      9.284          1*         4.301      5.414           19        7.554      9.518          12
2010  .       9.284     11.289          1*         5.414      6.596           20        9.518     11.607           9
2011  .      11.289     11.078          1*         6.596      6.486           18       11.607     11.425          10
2012  .       N/A         N/A         N/A          6.486      7.299           14       11.425     12.870           9
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----

                        with EEB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation Unit                    Accumulation Unit                   Accumulation Unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning   End of   Accumulation
           of period    period       Units      of period    period       Units      of period   period      Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Fidelity VIP Mid Cap
2005  .       N/A         N/A         N/A         10.237     11.564           12       10.182    11.571         24
2006  .       N/A         N/A         N/A         11.564     12.786           27       11.571    12.806         39
2007  .       N/A         N/A         N/A         12.786     14.506           17       12.806    14.543         58
2008  .       N/A         N/A         N/A         14.506      8.617           22       14.543     8.648         36
2009  .       N/A         N/A         N/A          8.617     11.845           26        8.648    11.900         40
2010  .       N/A         N/A         N/A         11.845     14.981           15       11.900    15.064         37
2011  .       N/A         N/A         N/A         14.981     13.136           11       15.064    13.223         29
2012  .       N/A         N/A         N/A         13.136     14.803            8       13.223    14.915         22
---------     --          --          ---         ------     ------           --       ------    ------         --
Fidelity VIP Overseas
2003  .       N/A         N/A         N/A          5.218      7.342       24,584        8.540    12.028      6,749
2004  .      11.944     13.286          1*         7.342      8.184           93       12.028    13.419         35
2005  .      13.286     15.492          2          8.184      9.562           86       13.419    15.695         69
2006  .      15.492     17.911          2          9.562     11.077           64       15.695    18.200         62
2007  .      17.911     20.581          2         11.077     12.754           56       18.200    20.976         57
2008  .      20.581     11.322          1*        12.754      7.030           49       20.976    11.575         50
2009  .      11.322     14.029          1*         7.030      8.728           32       11.575    14.385         41
2010  .      14.029     15.539          1*         8.728      9.687           29       14.385    15.981         31
2011  .      15.539     12.609          1*         9.687      7.876           24       15.981    13.006         26
2012  .      12.609     14.900          1*         7.876      9.326           17       13.006    15.416         19
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
FTVIPT Franklin Income Securities
2006  .       N/A         N/A         N/A         10.115     11.222            2       10.599    11.229         10
2007  .       N/A         N/A         N/A         11.222     11.453           44       11.229    11.471         21
2008  .      11.181      7.883         19         11.453      7.925           35       11.471     7.945         16
2009  .       7.883     10.494          3          7.925     10.570           20        7.945    10.608         10
2010  .      10.494     11.607          3         10.570     11.714           22       10.608    11.768          5
2011  .      11.607     11.666          3         11.714     11.797           14       11.768    11.864          8
2012  .      11.666     12.901          4         11.797     13.072           15       11.864    13.159          8
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities
2003  .       N/A         N/A         N/A          4.702      6.348       10,700        8.637    11.672      2,353
2004  .       N/A         N/A         N/A          6.348      6.961           41       11.672    12.811         40
2005  .       N/A         N/A         N/A          6.961      7.175           37       12.811    13.218         67
2006  .       N/A         N/A         N/A          7.175      7.671           35       13.218    14.146         64
2007  .       N/A         N/A         N/A          7.671      8.394           30       14.146    15.494         54
2008  .       N/A         N/A         N/A          8.394      4.748           26       15.494     8.773         48
2009  .       N/A         N/A         N/A          4.748      6.705           16        8.773    12.402         43
2010  .       N/A         N/A         N/A          6.705      8.417           15       12.402    15.584         34
2011  .       N/A         N/A         N/A          8.417      7.879           13       15.584    14.603         28
2012  .       N/A         N/A         N/A          7.879      8.591           10       14.603    15.939         18
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
FTVIPT Mutual Shares Securities
2006  .       N/A         N/A         N/A          9.893     11.267            3       10.479    11.274          6
2007  .       N/A         N/A         N/A         11.267     11.467           25       11.274    11.486         15
2008  .      10.751      7.057         10         11.467      7.093           18       11.486     7.112          9
2009  .       7.057      8.732          2          7.093      8.795           14        7.112     8.827         10
2010  .       8.732      9.531          2          8.795      9.619           19        8.827     9.664         11
2011  .       9.531      9.259          2          9.619      9.363           11        9.664     9.416         11
2012  .       9.259     10.384          2          9.363     10.522           12        9.416    10.592         11
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
FTVIPT Templeton Global Bond Securities
2005  .       9.794      9.862          1*         N/A         N/A         N/A          9.763     9.879          3
2006  .       9.862     10.918          1*        10.144     10.952            1*       9.879    10.969          4
2007  .      10.918     11.899          1*        10.952     11.958            9       10.969    11.988         16
2008  .      11.899     12.405         16         11.958     12.492           21       11.988    12.537         31
2009  .      12.405     14.453         17         12.492     14.583           14       12.537    14.650         30
2010  .      14.453     16.238         15         14.583     16.417           12       14.650    16.509         23
2011  .      16.238     15.802          6         16.417     16.008           10       16.509    16.113         20
2012  .      15.802     17.849          6         16.008     18.118           10       16.113    18.256         21
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation Unit                   Accumulation Unit                    Accumulation Unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period   period      Units      of period    period       Units      of period    period       Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
FTVIPT Templeton Growth Securities
2003  .       8.934   11.589        285          7.941     10.322       7,166         8.969     11.670       6,589
2004  .      11.589   13.200          1*        10.322     11.780          39        11.670     13.332          34
2005  .       N/A       N/A         N/A         11.780     12.614          39        13.332     14.290          74
2006  .       N/A       N/A         N/A         12.614     15.114          40        14.290     17.139          62
2007  .       N/A       N/A         N/A         15.114     15.215          28        17.139     17.271          51
2008  .       N/A       N/A         N/A         15.215      8.632          19        17.271      9.808          44
2009  .       N/A       N/A         N/A          8.632     11.132          16         9.808     12.661          37
2010  .       N/A       N/A         N/A         11.132     11.759          18        12.661     13.388          34
2011  .       N/A       N/A         N/A         11.759     10.760          13        13.388     12.263          32
2012  .       N/A       N/A         N/A         10.760     12.813          12        12.263     14.618          27
---------    ------   ------        ---         ------     ------       -----        ------     ------       -----
Invesco V.I. Core Equity
2006  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------   ------        ---         ------     ------       -----        ------     ------       -----
Invesco V.I. International Growth
2003  .       N/A       N/A         N/A          N/A         N/A         N/A          8.792     11.133       1,059
2004  .       N/A       N/A         N/A          N/A         N/A         N/A         11.133     13.560           1*
2005  .       N/A       N/A         N/A          N/A         N/A         N/A         13.560     15.715           1*
2006  .       N/A       N/A         N/A          N/A         N/A         N/A         15.715     19.788           2
2007  .       N/A       N/A         N/A          N/A         N/A         N/A         19.788     22.298           1*
2008  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------   ------        ---         ------     ------       -----        ------     ------       -----
Invesco Van Kampen V.I. American Franchise
2012  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------   ------        ---         ------     ------       -----        ------     ------       -----
Invesco Van Kampen V.I. Capital Growth
2006  .       N/A       N/A         N/A          N/A         N/A         N/A         11.636     11.462           1*
2007  .       N/A       N/A         N/A          N/A         N/A         N/A         11.462     12.610           1*
2008  .       N/A       N/A         N/A          N/A         N/A         N/A         12.610      7.123           1*
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          7.123      8.467           1*
2010  .       N/A       N/A         N/A          N/A         N/A         N/A          8.467      9.604           1*
2011  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------   ------        ---         ------     ------       -----        ------     ------       -----
Janus Aspen Series Balanced
2003  .       N/A       N/A         N/A          9.786     10.947       1,237         9.800     10.973       1,789
2004  .       N/A       N/A         N/A         10.947     11.660          13        10.973     11.701          19
2005  .       N/A       N/A         N/A         11.660     12.348          14        11.701     12.403          26
2006  .       N/A       N/A         N/A         12.348     13.411           9        12.403     13.484          20
2007  .       N/A       N/A         N/A         13.411     14.549           8        13.484     14.643          14
2008  .       N/A       N/A         N/A         14.549     12.012           7        14.643     12.102          11
2009  .       N/A       N/A         N/A         12.012     14.839           6        12.102     14.964          13
2010  .       N/A       N/A         N/A         14.839     15.781           5        14.964     15.931          11
2011  .       N/A       N/A         N/A         15.781     15.733           5        15.931     15.898           4
2012  .       N/A       N/A         N/A         15.733     17.546           5        15.898     17.747           4
---------    ------   ------        ---         ------     ------       -----        ------     ------       -----
Janus Aspen Series Enterprise
2003  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2004  .       N/A       N/A         N/A         10.668     12.642           2        10.692     12.683           3
2005  .      12.562   13.815          1*        12.642     13.930           2        12.683     13.990           3
2006  .      13.815   15.366          1*        13.930     15.525           1*       13.990     15.608           1*
2007  .      15.366   18.364          1*        15.525     18.592           1*       15.608     18.709           1*
2008  .      18.364   10.120          1*        18.592     10.267           1*       18.709     10.342           1*
2009  .      10.120   14.350          1*        10.267     14.587           4        10.342     14.709           1*
2010  .      14.350   17.683          1*        14.587     18.010           2        14.709     18.178           1*
2011  .      17.683   17.072          1*        18.010     17.422           1*       18.178     17.603           1*
2012  .      17.072   19.606          1*        17.422     20.049           1*        N/A         N/A         N/A
---------    ------   ------        ---         ------     ------       -----        ------     ------       -----

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation Unit                   Accumulation Unit                    Accumulation Unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period   period      Units      of period    period       Units      of period    period       Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Janus Aspen Series Worldwide
2003  .       N/A       N/A         N/A          N/A         N/A         N/A          8.422     10.256         27
2004  .       N/A       N/A         N/A          N/A         N/A         N/A         10.256     10.556          1*
2005  .       N/A       N/A         N/A          N/A         N/A         N/A         10.556     10.972          1*
2006  .       N/A       N/A         N/A          N/A         N/A         N/A         10.972     12.741          1*
2007  .       N/A       N/A         N/A          N/A         N/A         N/A         12.741     13.720          1*
2008  .       N/A       N/A         N/A          N/A         N/A         N/A         13.720      7.456          1*
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          7.456     10.087          1*
2010  .       N/A       N/A         N/A          N/A         N/A         N/A         10.087     11.473          1*
2011  .       N/A       N/A         N/A          N/A         N/A         N/A         11.473      9.716          1*
2012  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --      ------        --------     --          --          ---         ------     ------        ---
LVIP Baron Growth Opportunities(4)
2006  .       N/A       N/A         N/A          N/A         N/A         N/A          9.303     10.623          3
2007  .       N/A       N/A         N/A         10.876     10.800          2         10.623     10.817          1*
2008  .       N/A       N/A         N/A         10.800      6.465          2         10.817      6.482          1*
2009  .       N/A       N/A         N/A          6.465      8.797          6          6.482      8.829          5
2010  .       8.733   10.835          1*         8.797     10.936          5          8.829     10.987          7
2011  .      10.835   11.065          1*        10.936     11.190         10         10.987     11.253          6
2012  .      11.065   12.844          1*        11.190     13.015         12         11.253     13.101          5
---------    ------   ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------   ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Equity Dividend RPM
2005  .       N/A       N/A         N/A          N/A         N/A         N/A         10.009     10.478          1*
2006  .       N/A       N/A         N/A          N/A         N/A         N/A         10.478     11.451          1*
2007  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------   ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.083   11.074          1*        10.096     11.110          5         10.102     11.128         22
2012  .      11.074   11.550          1*        11.110     11.611         11         11.128     11.641         19
---------    ------   ------        ---         ------     ------        ---         ------     ------        ---
LVIP Capital Growth
2007  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A       N/A         N/A          8.115      9.473          1*         N/A         N/A         N/A
2011  .       N/A       N/A         N/A          9.473      8.456          1*         N/A         N/A         N/A
2012  .       N/A       N/A         N/A          8.456      9.879          1*         N/A         N/A         N/A
---------    ------   ------        ---         ------     ------        ---         ------     ------        ---
LVIP Clarion Global Real Estate
2007  .       N/A       N/A         N/A          9.598      8.218         10          8.991      8.223          4
2008  .       N/A       N/A         N/A          8.218      4.674          2          8.223      4.682          2
2009  .       N/A       N/A         N/A          4.674      6.321          3          4.682      6.338          4
2010  .       N/A       N/A         N/A          6.321      7.316          3          6.338      7.343          1*
2011  .       N/A       N/A         N/A          7.316      6.556          2          7.343      6.586          1*
2012  .       N/A       N/A         N/A          6.556      8.021          2          6.586      8.066          1*
---------    ------   ------        ---         ------     ------        ---         ------     ------        ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       N/A       N/A         N/A         10.180     10.836          1*        10.222     10.843         17
2008  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A       N/A         N/A          5.524      7.849          1*         N/A         N/A         N/A
2010  .       N/A       N/A         N/A          7.849      9.800          2          N/A         N/A         N/A
2011  .       N/A       N/A         N/A          9.800      8.885          2          N/A         N/A         N/A
2012  .       N/A       N/A         N/A          8.885      9.282          1*         N/A         N/A         N/A
---------    ------   ------        ---         ------     ------        ---         ------     ------        ---

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation Unit                   Accumulation Unit                    Accumulation Unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period   period      Units      of period    period       Units      of period    period       Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Delaware Bond
2003  .       9.623   10.002        466          9.965     10.014      75,256        10.092     10.020      102,843
2004  .      10.002   10.314         17         10.014     10.347         237        10.020     10.364          353
2005  .      10.314   10.366         38         10.347     10.421         262        10.364     10.448          488
2006  .      10.366   10.629         40         10.421     10.706         252        10.448     10.745          432
2007  .      10.629   10.974         39         10.706     11.076         188        10.745     11.127          384
2008  .      10.974   10.421          8         11.076     10.539         137        11.127     10.599          338
2009  .      10.421   12.121          7         10.539     12.283         132        10.599     12.364          290
2010  .      12.121   12.865          7         12.283     13.062         131        12.364     13.162          235
2011  .      12.865   13.546          6         13.062     13.781         115        13.162     13.901          191
2012  .      13.546   14.127          4         13.781     14.401          92        13.901     14.540          164
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Diversified Floating Rate
2010  .       N/A       N/A         N/A          N/A         N/A         N/A         10.041     10.043            1*
2011  .       N/A       N/A         N/A         10.037      9.825           1*       10.043      9.841            3
2012  .       N/A       N/A         N/A          9.825     10.047           1*        9.841     10.073            3
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Foundation Aggressive Allocation(5)
2003  .       N/A       N/A         N/A         10.500     11.342         293        10.622     11.349        1,100
2004  .       N/A       N/A         N/A         11.342     12.637           1*       11.349     12.657            8
2005  .       N/A       N/A         N/A         12.637     13.242           9        12.657     13.277           11
2006  .       N/A       N/A         N/A         13.242     14.878           9        13.277     14.932           11
2007  .       N/A       N/A         N/A         14.878     15.529           9        14.932     15.601           22
2008  .       N/A       N/A         N/A         15.529     10.175           1*       15.601     10.232           20
2009  .       N/A       N/A         N/A         10.175     13.177           1*       10.232     13.264           18
2010  .       N/A       N/A         N/A         13.177     14.543           1*       13.264     14.654           18
2011  .       N/A       N/A         N/A         14.543     13.980           1*       14.654     14.101           18
2012  .       N/A       N/A         N/A         13.980     15.541           1*       14.101     15.691           17
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Growth and Income
2005  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .       N/A       N/A         N/A          N/A         N/A         N/A         11.873     11.928            1*
2008  .       N/A       N/A         N/A          N/A         N/A         N/A         11.928      7.517            1*
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A       N/A         N/A          9.153     10.133           1*        N/A         N/A         N/A
2011  .       N/A       N/A         N/A         10.133     10.051           1*        N/A         N/A         N/A
2012  .       N/A       N/A         N/A         10.051     11.361           1*        N/A         N/A         N/A
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Social Awareness
2003  .       N/A       N/A         N/A         11.029     12.260       7,707        10.664     12.267       15,649
2004  .      12.244   13.513          1*        12.260     13.557          25        12.267     13.579           46
2005  .      13.513   14.824          2         13.557     14.902          27        13.579     14.941           61
2006  .      14.824   16.302          2         14.902     16.421          24        14.941     16.481           55
2007  .      16.302   16.437          2         16.421     16.590          21        16.481     16.667           53
2008  .      16.437   10.546          1*        16.590     10.666          15        16.667     10.726           43
2009  .      10.546   13.412          1*        10.666     13.590          12        10.726     13.681           33
2010  .      13.412   14.638          1*        13.590     14.863          10        13.681     14.976           22
2011  .      14.638   14.411          1*        14.863     14.661           9        14.976     14.789           19
2012  .      14.411   16.252          1*        14.661     16.568           7        14.789     16.728           17
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Special Opportunities
2007  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A       N/A         N/A          5.381      5.677           1*        N/A         N/A         N/A
2009  .       N/A       N/A         N/A          5.677      7.258           2         N/A         N/A         N/A
2010  .       N/A       N/A         N/A          7.258      9.294           3         7.277      9.328            4
2011  .       N/A       N/A         N/A          9.294      8.636           4         9.328      8.676           17
2012  .       N/A       N/A         N/A          8.636      9.730           2         8.676      9.784           16
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Dimensional Non-U.S. Equity
2011  .       N/A       N/A         N/A          8.878      8.298           1*        9.922      8.303            1*
2012  .       N/A       N/A         N/A          8.298      9.670           1*        8.303      9.685            1*
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Dimensional U.S. Equity
2011  .       N/A       N/A         N/A          8.692      9.353           1*        9.763      9.359            3
2012  .       N/A       N/A         N/A          9.353     10.774           1*        9.359     10.792            3
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation Unit                   Accumulation Unit                    Accumulation Unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period   period      Units      of period    period       Units      of period    period       Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Dimensional/Vanguard Total Bond
2011  .   N/A           N/A         N/A         10.271     10.341           5        10.127     10.347           1*
2012  .   N/A           N/A         N/A         10.341     10.525           5        10.347     10.543           6
--------- ------      ------        --------    ------     ------           -        ------     ------           -
LVIP Global Income
2009  .   N/A           N/A         N/A         10.684     10.668           2         N/A         N/A         N/A
2010  .   N/A           N/A         N/A         10.668     11.482           4        10.673     11.498           4
2011  .   N/A           N/A         N/A         11.482     11.388           3        11.498     11.415           4
2012  .   N/A           N/A         N/A         11.388     12.033           3        11.415     12.074           3
--------- ------      ------        --------    ------     ------           -        ------     ------        ----
LVIP Growth Fund(2)
2005  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ------      ------        --------    ------     ------        ----        ------     ------        ----
LVIP Growth Opportunities(3)
2005  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ------      ------        --------    ------     ------        ----        ------     ------        ----
LVIP JPMorgan High Yield
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .   N/A           N/A         N/A          N/A         N/A         N/A         10.809     10.912           1*
2012  .   N/A           N/A         N/A         11.018     12.284           1*       10.912     12.316           1*
--------- ------      ------        --------    ------     ------        ----        ------     ------        ----
LVIP JPMorgan Mid Cap Value RPM
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          8.800      6.055           1*        N/A         N/A         N/A
2009  .   N/A           N/A         N/A          6.055      7.406           1*        N/A         N/A         N/A
2010  .   N/A           N/A         N/A          7.406      9.066           1*        N/A         N/A         N/A
2011  .   N/A           N/A         N/A          9.066      8.739           1*        N/A         N/A         N/A
2012  .   N/A           N/A         N/A          N/A         N/A         N/A          9.901      9.819           1*
--------- ------      ------        --------    ------     ------        ----        ------     ------        ----
LVIP MFS International Growth
2007  .   N/A           N/A         N/A          9.990     11.146           4         9.939     11.153           8
2008  .   N/A           N/A         N/A         11.146      5.584           7        11.153      5.593           9
2009  .   N/A           N/A         N/A          5.584      7.443           4         5.593      7.462           9
2010  .   N/A           N/A         N/A          7.443      8.260           4         7.462      8.290           9
2011  .   N/A           N/A         N/A          8.260      7.304           3         8.290      7.338           7
2012  .   N/A           N/A         N/A          7.304      8.557           2         7.338      8.605           9
--------- ------      ------        --------    ------     ------        ----        ------     ------        ----
LVIP MFS Value
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          8.423      6.449           1*        8.596      6.459           8
2009  .   N/A           N/A         N/A          6.449      7.654           2         6.459      7.674          27
2010  .   N/A           N/A         N/A          7.654      8.380           4         7.674      8.411          21
2011  .   N/A           N/A         N/A          8.380      8.214           5         8.411      8.252          16
2012  .   N/A           N/A         N/A          8.214      9.376           4         8.252      9.429          12
--------- ------      ------        --------    ------     ------        ----        ------     ------        ----
LVIP Mid-Cap Value
2007  .   N/A           N/A         N/A          9.974      8.635           1*        N/A         N/A         N/A
2008  .   N/A           N/A         N/A          8.635      5.024           1*        N/A         N/A         N/A
2009  .   N/A           N/A         N/A          5.024      7.022           1*        N/A         N/A         N/A
2010  .   N/A           N/A         N/A          7.022      8.536           1*        N/A         N/A         N/A
2011  .   N/A           N/A         N/A          8.536      7.595           1*        N/A         N/A         N/A
2012  .   N/A           N/A         N/A          7.595      9.249           1*        N/A         N/A         N/A
--------- ------      ------        --------    ------     ------        ----        ------     ------        ----
LVIP Mondrian International Value
2003  .   N/A           N/A         N/A         10.919     13.129      12,731        10.950     13.137      16,995
2004  .   13.112      15.529          1*        13.129     15.580          59        13.137     15.605          52
2005  .   15.529      17.114          2         15.580     17.203          52        15.605     17.249          70
2006  .   17.114      21.787          2         17.203     21.945          40        17.249     22.025          60
2007  .   21.787      23.785          1*        21.945     24.005          35        22.025     24.116          51
2008  .   23.785      14.753          1*        24.005     14.920          28        24.116     15.004          41
2009  .   14.753      17.513          1*        14.920     17.747          18        15.004     17.864          32
2010  .   17.513      17.572          1*        17.747     17.842          14        17.864     17.979          21
2011  .   17.572      16.482          1*        17.842     16.768          13        17.979     16.914          19
2012  .   N/A           N/A         N/A         16.768     18.034          10        16.914     18.209          18
--------- ------      ------        ---         ------     ------      ------        ------     ------      ------

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Money Market
2003  .       N/A         N/A         N/A          9.982      9.919      21,584         9.989      9.925      65,299
2004  .       9.907      9.786          2          9.919      9.818          53         9.925      9.834         356
2005  .       9.786      9.850          7          9.818      9.902         114         9.834      9.928         203
2006  .       9.850     10.097          2          9.902     10.170          93         9.928     10.207         161
2007  .      10.097     10.378          1*        10.170     10.474         174        10.207     10.523         195
2008  .      10.378     10.401          1*        10.474     10.518         200        10.523     10.577         364
2009  .      10.401     10.218          1*        10.518     10.354          97        10.577     10.423         106
2010  .      10.218     10.035          1*        10.354     10.189          41        10.423     10.267          93
2011  .      10.035      9.854          1*        10.189     10.026          29        10.267     10.112          83
2012  .       9.854      9.676          1*        10.026      9.864          36        10.112      9.959          82
---------    ------     ------        ---         ------     ------      ------        ------     ------      ------
LVIP Protected Profile 2010
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          9.677      7.790           3         7.222      7.802           2
2009  .       N/A         N/A         N/A          7.790      9.509           3         7.802      9.534           1*
2010  .       N/A         N/A         N/A          9.509     10.399           3         9.534     10.437           1*
2011  .       N/A         N/A         N/A         10.399     10.331           3         N/A         N/A         N/A
2012  .       N/A         N/A         N/A         10.331     11.002           3         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------      ------        ------     ------      ------
LVIP Protected Profile 2020
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          9.395      7.375           2         N/A         N/A         N/A
2009  .       N/A         N/A         N/A          7.375      9.093           2         N/A         N/A         N/A
2010  .       N/A         N/A         N/A          9.093      9.995           2         N/A         N/A         N/A
2011  .       N/A         N/A         N/A          9.995      9.827           2         N/A         N/A         N/A
2012  .       N/A         N/A         N/A          9.827     10.449           2         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------      ------        ------     ------      ------
LVIP Protected Profile 2030
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          8.679      8.881          16
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------      ------        ------     ------      ------
LVIP Protected Profile 2040
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          8.320      9.288           2
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------      ------        ------     ------      ------
LVIP Protected Profile Conservative
2005  .       N/A         N/A         N/A         10.074     10.252          87        10.012     10.257          50
2006  .       N/A         N/A         N/A         10.252     10.998         119        10.257     11.015          74
2007  .       N/A         N/A         N/A         10.998     11.630          54        11.015     11.660          93
2008  .       N/A         N/A         N/A         11.630      9.306          46        11.660      9.340          62
2009  .       N/A         N/A         N/A          9.306     11.401          42         9.340     11.453          34
2010  .       N/A         N/A         N/A         11.401     12.362          29        11.453     12.431          30
2011  .       N/A         N/A         N/A         12.362     12.576          13        12.431     12.659          23
2012  .       N/A         N/A         N/A         12.576     13.546          19        12.659     13.649          23
---------    ------     ------        ---         ------     ------      ------        ------     ------      ------
LVIP Protected Profile Growth
2005  .       N/A         N/A         N/A         10.026     10.646          51        10.122     10.652           5
2006  .       N/A         N/A         N/A         10.646     11.923          51        10.652     11.941           8
2007  .       N/A         N/A         N/A         11.923     12.847          42        11.941     12.880           7
2008  .       N/A         N/A         N/A         12.847      8.393          56        12.880      8.423           7
2009  .       N/A         N/A         N/A          8.393     10.625          46         8.423     10.674           1*
2010  .       N/A         N/A         N/A         10.625     11.751          46        10.674     11.816           2
2011  .       N/A         N/A         N/A         11.751     11.530          45        11.816     11.606           1*
2012  .       N/A         N/A         N/A         11.530     12.348          57        11.606     12.442           1*
---------    ------     ------        ---         ------     ------      ------        ------     ------      ------

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation Unit                   Accumulation Unit                    Accumulation Unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period   period      Units      of period    period       Units      of period    period       Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Protected Profile Moderate
2005  .   N/A           N/A         N/A         10.008     10.469          5         10.000     10.475         11
2006  .   N/A           N/A         N/A         10.469     11.510         26         10.475     11.528         24
2007  .   N/A           N/A         N/A         11.510     12.340         23         11.528     12.372         22
2008  .   N/A           N/A         N/A         12.340      8.884         24         12.372      8.916         17
2009  .   N/A           N/A         N/A          8.884     11.162         41          8.916     11.213         25
2010  .   N/A           N/A         N/A         11.162     12.261         45         11.213     12.330         22
2011  .   12.126      12.012          1*        12.261     12.171         31         12.330     12.251         24
2012  .   12.012      12.890          1*        12.171     13.088         12         12.251     13.187         24
--------- ------      ------        ---         ------     ------         --         ------     ------         --
LVIP SSgA Bond Index
2008  .   N/A           N/A         N/A         10.066     10.457          5          N/A         N/A         N/A
2009  .   N/A           N/A         N/A         10.457     10.724         27         10.345     10.740         21
2010  .   N/A           N/A         N/A         10.724     11.150         28         10.740     11.178         32
2011  .   N/A           N/A         N/A         11.150     11.750         22         11.178     11.791         30
2012  .   N/A           N/A         N/A         11.750     11.973         22         11.791     12.028         29
--------- ------      ------        ---         ------     ------         --         ------     ------        ---
LVIP SSgA Conservative Index Allocation
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         10.873     11.286          5
--------- ------      ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .   N/A           N/A         N/A         10.261     10.392          1*         N/A         N/A         N/A
2011  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ------      ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Developed International 150
2008  .   N/A           N/A         N/A          9.336      6.259          2          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          6.259      8.885          5          5.754      8.898          4
2010  .   N/A           N/A         N/A          8.885      9.351          8          8.898      9.375          7
2011  .   N/A           N/A         N/A          9.351      8.061          7          9.375      8.090          8
2012  .   N/A           N/A         N/A          8.061      8.989          6          8.090      9.030          9
--------- ------      ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Emerging Markets 100
2008  .   N/A           N/A         N/A         10.012      6.050          1*         N/A         N/A         N/A
2009  .   N/A           N/A         N/A          6.050     11.276          4          6.368     11.293          5
2010  .   N/A           N/A         N/A         11.276     14.136          6         11.293     14.169          6
2011  .   N/A           N/A         N/A         14.136     11.797          6         14.169     11.837          4
2012  .   N/A           N/A         N/A         11.797     13.041          6         11.837     13.098          6
--------- ------      ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Global Tactical Allocation RPM(7)
2005  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .   N/A           N/A         N/A         10.911     12.443          1*         N/A         N/A         N/A
2007  .   N/A           N/A         N/A         12.443     13.555          1*         N/A         N/A         N/A
2008  .   N/A           N/A         N/A         13.555      7.917          1*         N/A         N/A         N/A
2009  .   N/A           N/A         N/A          7.917     10.160          1*         7.886     10.207         10
2010  .   N/A           N/A         N/A         10.160     10.842          1*         N/A         N/A         N/A
2011  .   N/A           N/A         N/A         10.842     10.660          1*         N/A         N/A         N/A
2012  .   N/A           N/A         N/A         10.660     11.626          2          N/A         N/A         N/A
--------- ------      ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA International Index
2008  .   N/A           N/A         N/A          9.545      6.395          5          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          6.395      8.022          6          5.742      8.034          5
2010  .   N/A           N/A         N/A          8.022      8.426          6          8.034      8.447          6
2011  .   N/A           N/A         N/A          8.426      7.244         11          8.447      7.270         14
2012  .   N/A           N/A         N/A          7.244      8.395         11          7.270      8.433         14
--------- ------      ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A          9.631      6.971          3          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          6.971      9.254         12          6.178      9.268          7
2010  .   N/A           N/A         N/A          9.254     10.823         12          9.268     10.850          8
2011  .   N/A           N/A         N/A         10.823     10.865          9         10.850     10.903          8
2012  .   N/A           N/A         N/A         10.865     11.964          8         10.903     12.018          9
--------- ------      ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         11.014     11.455          1*
--------- ------      ------        ---         ------     ------        ---         ------     ------        ---

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation Unit                   Accumulation Unit                    Accumulation Unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period   period      Units      of period    period       Units      of period    period       Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .   N/A           N/A         N/A         10.553     10.384          1*        10.557     10.399          1*
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         10.399     11.290          1*
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         11.092     11.457          1*
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP SSgA S&P 500 Index(1)
2005  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .   N/A           N/A         N/A          N/A         N/A         N/A         11.079     11.350          1*
2008  .   N/A           N/A         N/A          9.766      6.976          3         11.350      7.001          1*
2009  .   N/A           N/A         N/A          6.976      8.631         12          7.001      8.671         10
2010  .   N/A           N/A         N/A          8.631      9.717         12          8.671      9.771         11
2011  .   N/A           N/A         N/A          9.717      9.710         12          9.771      9.775         11
2012  .   N/A           N/A         N/A          9.710     11.018         11          9.775     11.102         10
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP SSgA Small-Cap Index
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          8.472      5.924          4          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          5.924      7.325          4          5.333      7.344          3
2010  .   N/A           N/A         N/A          7.325      9.069          3          7.344      9.102          3
2011  .   N/A           N/A         N/A          9.069      8.493          4          9.102      8.532          6
2012  .   N/A           N/A         N/A          8.493      9.657          3          8.532      9.712          5
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP SSgA Small-Mid Cap 200
2008  .   N/A           N/A         N/A         10.091      7.222          1*         N/A         N/A         N/A
2009  .   N/A           N/A         N/A          7.222     10.747          3          6.481     10.763          2
2010  .   N/A           N/A         N/A         10.747     13.471          4         10.763     13.505          2
2011  .   N/A           N/A         N/A         13.471     12.925          3         13.505     12.971          2
2012  .   N/A           N/A         N/A         12.925     14.435          2         12.971     14.501          2
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Growth Stock
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          5.897      7.947          1*         N/A         N/A         N/A
2010  .   N/A           N/A         N/A          7.947      9.102          3          7.968      9.135          5
2011  .   N/A           N/A         N/A          9.102      8.784          2          9.135      8.824          5
2012  .   N/A           N/A         N/A          8.784     10.196          1*         8.824     10.254          5
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2004  .   N/A           N/A         N/A          N/A         N/A         N/A         12.650     13.760          4
2005  .   N/A           N/A         N/A          N/A         N/A         N/A         13.760     14.842          2
2006  .   N/A           N/A         N/A          N/A         N/A         N/A         14.842     15.929          1*
2007  .   N/A           N/A         N/A          N/A         N/A         N/A         15.929     17.770          2
2008  .   N/A           N/A         N/A         17.079      9.932          1*        17.770      9.987          1*
2009  .   N/A           N/A         N/A          9.932     14.261          1*         9.987     14.354          2
2010  .   N/A           N/A         N/A         14.261     17.963          1*        14.354     18.099          2
2011  .   N/A           N/A         N/A         17.963     16.942          1*        18.099     17.087          5
2012  .   N/A           N/A         N/A         16.942     19.334          1*        17.087     19.519          5
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Templeton Growth RPM
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          8.293      5.981          4          8.802      5.991          1*
2009  .   N/A           N/A         N/A          5.981      7.519          5          5.991      7.539          1*
2010  .   N/A           N/A         N/A          7.519      7.863          3          7.539      7.891          1*
2011  .   N/A           N/A         N/A          7.863      7.476          3          7.891      7.510          1*
2012  .   N/A           N/A         N/A          7.476      8.891          3          7.510      8.941          1*
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP UBS Large Cap Growth RPM
2003  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2004  .       N/A         N/A         N/A         12.186     12.587           2        11.621     12.610           2
2005  .      12.549     12.805          1*        12.587     12.869           7        12.610     12.906           6
2006  .      12.805     13.752          1*        12.869     13.849           6        12.906     13.902           6
2007  .      13.752     16.215          1*        13.849     16.362           4        13.902     16.441           5
2008  .      16.215      9.396          1*        16.362      9.501           4        16.441      9.556           5
2009  .       9.396     12.745          1*         9.501     12.912           4         9.556     13.001           4
2010  .      12.745     13.897          1*        12.912     14.108           5        13.001     14.219           3
2011  .      13.897     12.834          1*        14.108     13.055           5        14.219     13.171           3
2012  .       N/A         N/A         N/A         13.055     14.909           3        13.171     15.056           3
---------    ------     ------        ---         ------     ------        ----        ------     ------        ----
LVIP Vanguard Domestic Equity ETF
2011  .       N/A         N/A         N/A          8.699      9.347           1*        N/A         N/A         N/A
2012  .       N/A         N/A         N/A          9.347     10.562           1*       10.400     10.579           1*
---------    ------     ------        ---         ------     ------        ----        ------     ------        ----
LVIP Vanguard International Equity ETF
2011  .       N/A         N/A         N/A          8.958      8.340           1*        N/A         N/A         N/A
2012  .       N/A         N/A         N/A          8.340      9.765           1*        N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ----        ------     ------        ----
MFS VIT Core Equity
2003  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2004  .       N/A         N/A         N/A          N/A         N/A         N/A         10.285     11.351           1*
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A         13.637     13.589           1*        N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ----        ------     ------        ----
MFS VIT Growth
2003  .       N/A         N/A         N/A          N/A         N/A         N/A          7.904     10.112         426
2004  .       N/A         N/A         N/A          N/A         N/A         N/A         10.112     11.223           1*
2005  .       N/A         N/A         N/A          4.918      5.269           1*       11.223     12.037           2
2006  .       N/A         N/A         N/A          5.269      5.578           1*       12.037     12.754           4
2007  .       N/A         N/A         N/A          5.578      6.632           1*       12.754     15.179           5
2008  .       N/A         N/A         N/A          6.632      4.074           1*       15.179      9.334           4
2009  .       N/A         N/A         N/A          4.074      5.503           1*        9.334     12.621           3
2010  .       N/A         N/A         N/A          5.503      6.226           2        12.621     14.294           3
2011  .       N/A         N/A         N/A          6.226      6.090           2        14.294     13.995           3
2012  .       N/A         N/A         N/A          6.090      7.013           4        13.995     16.133           1*
---------    ------     ------        ---         ------     ------        ----        ------     ------        ----
MFS VIT Total Return
2003  .       N/A         N/A         N/A         10.193     11.631       8,388         9.918     11.328      21,120
2004  .      11.250     12.262         11         11.631     12.702          54        11.328     12.384          94
2005  .      12.262     12.349         32         12.702     12.819          74        12.384     12.510         140
2006  .      12.349     13.532         33         12.819     14.075          90        12.510     13.750         109
2007  .      13.532     13.807         24         14.075     14.389          70        13.750     14.071          95
2008  .      13.807     10.528         13         14.389     10.994          52        14.071     10.762          68
2009  .      10.528     12.167          9         10.994     12.731          50        10.762     12.475          64
2010  .      12.167     13.095          9         12.731     13.729          39        12.475     13.466          37
2011  .      13.095     13.059          4         13.729     13.719          37        13.466     13.469          35
2012  .      13.059     14.221          4         13.719     14.970          36        13.469     14.712          26
---------    ------     ------        ---         ------     ------       -----        ------     ------      ------
MFS VIT Utilities
2003  .       N/A         N/A         N/A          5.579      7.439       1,795         7.478      9.983       2,339
2004  .       N/A         N/A         N/A          7.439      9.502          17         9.983     12.763          21
2005  .       N/A         N/A         N/A          9.502     10.895          19        12.763     14.649          25
2006  .       N/A         N/A         N/A         10.895     14.035          19        14.649     18.890          26
2007  .      21.020     23.278          1*        14.035     17.610          19        18.890     23.725          16
2008  .       N/A         N/A         N/A         17.610     10.772          13        23.725     14.528          10
2009  .       N/A         N/A         N/A         10.772     14.079           9        14.528     19.006          10
2010  .       N/A         N/A         N/A         14.079     15.719           8        19.006     21.242           6
2011  .       N/A         N/A         N/A         15.719     16.468           7        21.242     22.276           6
2012  .       N/A         N/A         N/A         16.468     18.339           7        22.276     24.831           7
---------    ------     ------        ---         ------     ------       -----        ------     ------      ------

                       with EEB                           with EGMDB                           with GOP
          ---------------------------------- ------------------------------------ ----------------------------------
           Accumulation Unit                   Accumulation Unit                   Accumulation Unit
                 value                               value                               value
          --------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period    period       Units      of period   period      Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
NB AMT Mid Cap Growth
2003  .       8.322   10.463        445          8.343     10.510       5,111         8.353    10.534       3,471
2004  .      10.463   11.946          1*        10.510     12.024          16        10.534    12.063          29
2005  .       N/A       N/A         N/A         12.024     13.453          16        12.063    13.510          55
2006  .       N/A       N/A         N/A         13.453     15.177          14        13.510    15.256          48
2007  .       N/A       N/A         N/A         15.177     18.292          13        15.256    18.406          60
2008  .       N/A       N/A         N/A         18.292     10.189           9        18.406    10.263          41
2009  .       N/A       N/A         N/A         10.189     13.189           9        10.263    13.298          36
2010  .       N/A       N/A         N/A         13.189     16.748           7        13.298    16.903          32
2011  .       N/A       N/A         N/A         16.748     16.552           7        16.903    16.722          26
2012  .       N/A       N/A         N/A         16.552     18.302           5        16.722    18.509          18
---------    ------   ------        ---         ------     ------       -----        ------    ------       -----
NB AMT Mid Cap Intrinsic Value
2003  .       N/A       N/A         N/A          9.809     13.107       9,390         9.823    13.139      11,074
2004  .      13.052   15.678          1*        13.107     15.776          19        13.139    15.830          46
2005  .      15.678   17.237          1*        15.776     17.380          27        15.830    17.457          86
2006  .      17.237   18.811          1*        17.380     19.005          24        17.457    19.108          95
2007  .      18.811   19.075          1*        19.005     19.311          22        19.108    19.435          77
2008  .      19.075   10.145          1*        19.311     10.291          17        19.435    10.368          69
2009  .      10.145   14.597          1*        10.291     14.836          14        10.368    14.961          60
2010  .      14.597   18.081          1*        14.836     18.414          13        14.961    18.589          46
2011  .      18.081   16.596          1*        18.414     16.936          11        18.589    17.113          35
2012  .      16.596   18.822          1*        16.936     19.246           8        17.113    19.467          23
---------    ------   ------        ---         ------     ------       -----        ------    ------      ------
PIMCO VIT CommodityRealReturn Strategy
2009  .       N/A       N/A         N/A         12.126     12.499           1*       10.822    12.507           5
2010  .       N/A       N/A         N/A         12.499     15.276           2        12.507    15.301           3
2011  .      15.227   13.820          1*        15.276     13.892           4        15.301    13.929           5
2012  .      13.820   14.262          2         13.892     14.365           2        13.929    14.417          10
---------    ------   ------        ---         ------     ------       -----        ------    ------      ------
Putnam VT Global Health Care
2003  .       N/A       N/A         N/A          8.279      9.641         750         8.291     9.664         485
2004  .       N/A       N/A         N/A          9.641     10.159           1*        9.664    10.193           1*
2005  .       N/A       N/A         N/A         10.159     11.311           1*       10.193    11.361           2
2006  .       N/A       N/A         N/A         11.311     11.437           1*       11.361    11.499           1*
2007  .       N/A       N/A         N/A         11.437     11.182           1*       11.499    11.254           1*
2008  .       N/A       N/A         N/A         11.182      9.121           1*       11.254     9.189           1*
2009  .       N/A       N/A         N/A          9.121     11.305           1*        9.189    11.400           1*
2010  .       N/A       N/A         N/A         11.305     11.394           1*       11.400    11.502           1*
2011  .       N/A       N/A         N/A         11.394     11.076           1*       11.502    11.192           1*
2012  .       N/A       N/A         N/A         11.076     13.320           1*       11.192    13.473           1*
---------    ------   ------        ---         ------     ------       -----        ------    ------      ------
Putnam VT Growth & Income
2003  .       N/A       N/A         N/A          N/A         N/A         N/A          8.668    10.871       1,941
2004  .       N/A       N/A         N/A          N/A         N/A         N/A         10.871    11.894           4
2005  .       N/A       N/A         N/A          N/A         N/A         N/A         11.894    12.323           3
2006  .       N/A       N/A         N/A          N/A         N/A         N/A         12.323    14.064           3
2007  .       N/A       N/A         N/A          N/A         N/A         N/A         14.064    13.011           2
2008  .       N/A       N/A         N/A          N/A         N/A         N/A         13.011     7.854           1*
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          7.854    10.038           1*
2010  .       N/A       N/A         N/A          N/A         N/A         N/A         10.038    11.305           1*
2011  .       N/A       N/A         N/A          N/A         N/A         N/A         11.305    10.614           1*
2012  .       N/A       N/A         N/A          N/A         N/A         N/A         10.614    12.451           1*
---------    ------   ------        ---         ------     ------       -----        ------    ------      ------

* The numbers of accumulation units less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**



                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A      17.117         1*         N/A        N/A        N/A
2007  .      17.117    20.086         1*        11.851    13.554         2
2008  .      20.086    10.327         1*        13.554     6.983         5
2009  .      10.327    15.478         1*         6.983    10.487        13
2010  .      15.478    17.965         1*        10.487    12.195         3
2011  .      17.965    13.466         1*        12.195     9.160         3
2012  .      13.466    14.925         1*         9.160    10.172         3
---------    ------    ------       ---         ------    ------       ---
ABVPSF Growth and Income
2005  .      15.070    15.427         1*        12.193    12.507        10
2006  .      15.427    17.664         1*        12.507    14.349        14
2007  .      17.664    18.129         4         14.349    14.756        29
2008  .      18.129    10.523         4         14.756     8.582        21
2009  .      10.523    12.394         3          8.582    10.129        26
2010  .      12.394    13.683         2         10.129    11.205        26
2011  .      13.683    14.205         2         11.205    11.655        28
2012  .      14.205    16.301         2         11.655    13.401        37
---------    ------    ------       ---         ------    ------       ---
ABVPSF International Value
2006  .      10.821    11.807        16          9.942    11.821        38
2007  .      11.807    12.199        19         11.821    12.238        95
2008  .      12.199     5.577         6         12.238     5.607        96
2009  .       5.577     7.334         5          5.607     7.387        82
2010  .       7.334     7.487         4          7.387     7.556        64
2011  .       7.487     5.903         4          7.556     5.970        64
2012  .       5.903     6.598         4          5.970     6.685        50
---------    ------    ------       ---         ------    ------       ---
ABVPSF Small/Mid Cap Value
2005  .       N/A        N/A        N/A         17.581    18.385         8
2006  .       N/A        N/A        N/A         18.385    20.591        16
2007  .      23.190    21.528         1*        20.591    20.501        23
2008  .      21.528    13.538         2         20.501    12.918        47
2009  .      13.538    18.902         2         12.918    18.073        37
2010  .      18.902    23.419         1*        18.073    22.436        32
2011  .      23.419    20.944         2         22.436    20.106        29
2012  .      20.944    24.285         1*        20.106    23.359        32
---------    ------    ------       ---         ------    ------       ---
American Century VP Inflation Protection
2005  .       N/A        N/A        N/A         10.385    10.344         8
2006  .      10.135    10.250         1*        10.344    10.304        14
2007  .      10.250    10.986         6         10.304    11.065        31
2008  .      10.986    10.580         5         11.065    10.678        72
2009  .      10.580    11.415         7         10.678    11.544       140
2010  .      11.415    11.742         7         11.544    11.898       189
2011  .      11.742    12.842         7         11.898    13.039       113
2012  .      12.842    13.497         6         13.039    13.732       121
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth
2005  .       N/A        N/A        N/A         11.246    12.581        12
2006  .      14.163    14.781         1*        12.581    14.858        57
2007  .      14.781    16.615         2         14.858    16.735        97
2008  .      16.615    10.019         2         16.735    10.111       123
2009  .      10.019    13.954         3         10.111    14.111       112
2010  .      13.954    15.261         2         14.111    15.464        82
2011  .      15.261    13.609         2         15.464    13.818        71
2012  .      13.609    16.325         2         13.818    16.608        71
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2005  .      10.758    10.962         1*         N/A        N/A        N/A
2006  .      10.962    11.680         3         11.434    11.710         1*
2007  .      11.680    13.768        23         11.710    13.810         6
2008  .      13.768     7.111        14         13.810     7.136         4
2009  .       7.111    10.706        41          7.136    10.750         3
2010  .      10.706    12.482        57         10.750    12.539         3
2011  .      12.482     9.398        29         12.539     9.446         2
2012  .       9.398    10.467        25          9.446    10.522         2
---------    ------    ------        --         ------    ------       ---
ABVPSF Growth and Income
2005  .      12.294    12.642        17          N/A        N/A        N/A
2006  .      12.642    14.540        54         13.067    14.576        17
2007  .      14.540    14.990        92         14.576    15.035        22
2008  .      14.990     8.740        70         15.035     8.770         5
2009  .       8.740    10.341        77          8.770    10.382         6
2010  .      10.341    11.468        86         10.382    11.520         2
2011  .      11.468    11.959        74         11.520    12.019         5
2012  .      11.959    13.785        74         12.019    13.861         3
---------    ------    ------        --         ------    ------       ---
ABVPSF International Value
2006  .       9.951    11.839        66         11.234    11.842         3
2007  .      11.839    12.287       353         11.842    12.297        26
2008  .      12.287     5.643       308         12.297     5.651        21
2009  .       5.643     7.454       215          5.651     7.468        10
2010  .       7.454     7.644       235          7.468     7.662        17
2011  .       7.644     6.054       214          7.662     6.071        16
2012  .       6.054     6.797       204          6.071     6.820        14
---------    ------    ------       ---         ------    ------       ---
ABVPSF Small/Mid Cap Value
2005  .      17.724    18.581        12         17.754    18.621         3
2006  .      18.581    20.862        37         18.621    20.918         4
2007  .      20.862    20.824        67         20.918    20.890         5
2008  .      20.824    13.154        82         20.890    13.203         4
2009  .      13.154    18.449        96         13.203    18.526         4
2010  .      18.449    22.961       107         18.526    23.069         4
2011  .      22.961    20.627        52         23.069    20.734         3
2012  .      20.627    24.025        46         20.734    24.162         3
---------    ------    ------       ---         ------    ------       ---
American Century VP Inflation Protection
2005  .      10.401    10.385        25         10.404    10.393         4
2006  .      10.385    10.371       111         10.393    10.384         6
2007  .      10.371    11.165       140         10.384    11.185        14
2008  .      11.165    10.802       605         11.185    10.826        36
2009  .      10.802    11.707       740         10.826    11.740        39
2010  .      11.707    12.096       777         11.740    12.136        36
2011  .      12.096    13.289       641         12.136    13.340        36
2012  .      13.289    14.030       616         13.340    14.091        20
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth
2005  .      11.263    12.631        26         11.266    12.641         6
2006  .      12.631    14.955       139         12.641    14.975         4
2007  .      14.955    16.886       310         14.975    16.917        15
2008  .      16.886    10.228       309         16.917    10.252        25
2009  .      10.228    14.310       315         10.252    14.350        15
2010  .      14.310    15.721       273         14.350    15.773        15
2011  .      15.721    14.083       241         15.773    14.136        14
2012  .      14.083    16.969       207         14.136    17.043         8
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Global Small Capitalization
2005  .      18.775    23.035         1*        17.707    21.767        11
2006  .      23.035    27.968         1*        21.767    26.482        42
2007  .      27.968    33.239         1*        26.482    31.535        87
2008  .      33.239    15.120         1*        31.535    14.374        53
2009  .      15.120    23.869         1*        14.374    22.737        42
2010  .      23.869    28.598         1*        22.737    27.296        43
2011  .      28.598    22.630         1*        27.296    21.643        32
2012  .      22.630    26.176         1*        21.643    25.084        29
---------    ------    ------         -         ------    ------        --
American Funds Growth
2005  .      15.654    17.801         1*        13.496    15.378        44
2006  .      17.801    19.203        12         15.378    16.622       203
2007  .      19.203    21.115         8         16.622    18.314       365
2008  .      21.115    11.579        12         18.314    10.063       594
2009  .      11.579    15.799        14         10.063    13.758       703
2010  .      15.799    18.351         8         13.758    16.013       664
2011  .      18.351    17.193         6         16.013    15.032       584
2012  .      17.193    19.838         4         15.032    17.379       537
---------    ------    ------        --         ------    ------       ---
American Funds Growth-Income
2005  .      15.210    15.755         2         12.728    13.210        64
2006  .      15.755    17.764        15         13.210    14.925       258
2007  .      17.764    18.263        17         14.925    15.374       477
2008  .      18.263    11.109        21         15.374     9.371       635
2009  .      11.109    14.269        22          9.371    12.061       653
2010  .      14.269    15.562        22         12.061    13.179       613
2011  .      15.562    14.952        22         13.179    12.688       528
2012  .      14.952    17.192        22         12.688    14.619       492
---------    ------    ------        --         ------    ------       ---
American Funds International
2005  .      16.766    19.938         1*        14.002    16.684        16
2006  .      19.938    23.217         3         16.684    19.467       108
2007  .      23.217    27.273         5         19.467    22.914       247
2008  .      27.273    15.448         4         22.914    13.005       247
2009  .      15.448    21.632         4         13.005    18.248       208
2010  .      21.632    22.704         3         18.248    19.190       196
2011  .      22.704    19.117         3         19.190    16.191       163
2012  .      19.117    22.062         4         16.191    18.722       148
---------    ------    ------        --         ------    ------       ---
BlackRock Global Allocation V.I.
2009  .       N/A        N/A        N/A         10.540    11.548       394
2010  .      11.533    12.390         7         11.548    12.430       381
2011  .      12.390    11.685        10         12.430    11.746       407
2012  .      11.685    12.576        10         11.746    12.668       351
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income
2005  .       N/A        N/A        N/A         10.852    10.580        17
2006  .       N/A        N/A        N/A         10.580    11.160        64
2007  .      11.413    11.672         1*        11.160    11.757       102
2008  .      11.672    10.864         3         11.757    10.965       189
2009  .      10.864    13.468         7         10.965    13.620       253
2010  .      13.468    14.218         7         13.620    14.407       295
2011  .      14.218    14.772         7         14.407    14.999       257
2012  .      14.772    15.452         7         14.999    15.720       268
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Emerging Markets
2005  .      11.033    11.999         1*        10.976    12.013        15
2006  .      11.999    14.893         1*        12.013    14.940        58
2007  .      14.893    20.190         2         14.940    20.294       137
2008  .      20.190     9.547         2         20.294     9.616       179
2009  .       9.547    16.602         1*         9.616    16.754       161
2010  .      16.602    19.208         2         16.754    19.423       148
2011  .      19.208    15.039         2         19.423    15.238       128
2012  .      15.039    16.807         2         15.238    17.064       125
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Global Small Capitalization
2005  .      17.855    22.004         16         N/A        N/A        N/A
2006  .      22.004    26.837         78        25.254    26.893         4
2007  .      26.837    32.039        166        26.893    32.121         9
2008  .      32.039    14.640        154        32.121    14.685         8
2009  .      14.640    23.215        140        14.685    23.298         6
2010  .      23.215    27.940        141        23.298    28.054         4
2011  .      27.940    22.210        137        28.054    22.312         4
2012  .      22.210    25.805        125        22.312    25.936         4
---------    ------    ------        ---        ------    ------       ---
American Funds Growth
2005  .      13.608    15.544        135        13.627    15.574         6
2006  .      15.544    16.844        503        15.574    16.884        46
2007  .      16.844    18.605        902        16.884    18.659        76
2008  .      18.605    10.248      1,340        18.659    10.283       112
2009  .      10.248    14.046      1,406        10.283    14.101        95
2010  .      14.046    16.390      1,355        14.101    16.462        85
2011  .      16.390    15.424      1,067        16.462    15.500        78
2012  .      15.424    17.877        907        15.500    17.974        67
---------    ------    ------      -----        ------    ------       ---
American Funds Growth-Income
2005  .      12.833    13.352        157        12.852    13.379        10
2006  .      13.352    15.123        573        13.379    15.161        68
2007  .      15.123    15.618        945        15.161    15.665       110
2008  .      15.618     9.543      1,365        15.665     9.576       127
2009  .       9.543    12.313      1,305         9.576    12.362       108
2010  .      12.313    13.489      1,264        12.362    13.550        78
2011  .      13.489    13.019      1,081        13.550    13.084        70
2012  .      13.019    15.037        950        13.084    15.120        65
---------    ------    ------      -----        ------    ------       ---
American Funds International
2005  .      14.116    16.863         70        14.136    16.895         4
2006  .      16.863    19.725        277        16.895    19.773        17
2007  .      19.725    23.275        480        19.773    23.344        33
2008  .      23.275    13.243        769        23.344    13.289        36
2009  .      13.243    18.628        432        13.289    18.702        21
2010  .      18.628    19.639        482        18.702    19.726        20
2011  .      19.639    16.612        438        19.726    16.694        18
2012  .      16.612    19.256        378        16.694    19.361        14
---------    ------    ------      -----        ------    ------       ---
BlackRock Global Allocation V.I.
2009  .      10.019    11.566        272        10.264    11.569        19
2010  .      11.566    12.481        648        11.569    12.491        45
2011  .      12.481    11.823        879        12.491    11.839        50
2012  .      11.823    12.783        969        11.839    12.806        50
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Diversified Income
2005  .      10.868    10.622         71        10.872    10.631         3
2006  .      10.622    11.233        216        10.631    11.248        13
2007  .      11.233    11.863        404        11.248    11.884        17
2008  .      11.863    11.092        567        11.884    11.117        30
2009  .      11.092    13.812        837        11.117    13.851        42
2010  .      13.812    14.647      1,214        13.851    14.696        73
2011  .      14.647    15.286      1,459        14.696    15.345        66
2012  .      15.286    16.062      1,506        15.345    16.131        66
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Emerging Markets
2005  .       9.959    12.030         59        11.366    12.034         4
2006  .      12.030    14.999        120        12.034    15.010        11
2007  .      14.999    20.424        202        15.010    20.451        23
2008  .      20.424     9.702        298        20.451     9.719        22
2009  .       9.702    16.947        263         9.719    16.986        13
2010  .      16.947    19.696        319        16.986    19.750        19
2011  .      19.696    15.490        508        19.750    15.541        17
2012  .      15.490    17.390        316        15.541    17.456        14
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP High Yield
2005  .       N/A        N/A        N/A         14.483    14.678         4
2006  .       N/A        N/A        N/A         14.678    16.150        15
2007  .      17.719    17.368         1*        16.150    16.242        38
2008  .      17.368    12.846         1*        16.242    12.037       137
2009  .      12.846    18.690         1*        12.037    17.548       103
2010  .      18.690    21.020         1*        17.548    19.775        65
2011  .      21.020    21.052         1*        19.775    19.845        42
2012  .      21.052    24.180         1*        19.845    22.840        51
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         10.199    10.360         8
2008  .       N/A        N/A        N/A         10.360    10.092        25
2009  .      10.609    11.042         6         10.092    11.143       148
2010  .      11.042    11.272         3         11.143    11.398       148
2011  .      11.272    11.314         3         11.398    11.463       120
2012  .      11.314    11.353         3         11.463    11.526       208
---------    ------    ------       ---         ------    ------       ---
Delaware VIP REIT
2005  .       N/A        N/A        N/A         18.462    19.347         5
2006  .       N/A        N/A        N/A         19.347    25.106        39
2007  .      25.048    20.466         1*        25.106    21.130        30
2008  .      20.466    12.962         1*        21.130    13.410        21
2009  .      12.962    15.634         1*        13.410    16.207        24
2010  .       N/A        N/A        N/A         16.207    20.123        61
2011  .       N/A        N/A        N/A         20.123    21.830        58
2012  .       N/A        N/A        N/A         21.830    24.964        48
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Small Cap Value
2005  .      17.548    18.746         1*        17.994    19.261        27
2006  .      18.746    21.262         2         19.261    21.890        45
2007  .      21.262    19.386         2         21.890    19.999        76
2008  .      19.386    13.268         2         19.999    13.715        67
2009  .      13.268    17.085         2         13.715    17.695        38
2010  .      17.085    22.059         2         17.695    22.893        38
2011  .      22.059    21.246         2         22.893    22.093        35
2012  .      21.246    23.629         2         22.093    24.621        29
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Smid Cap Growth(6)
2005  .       N/A        N/A        N/A         14.591    15.113         3
2006  .      15.279    17.339         1*        15.113    15.908         4
2007  .      17.339    18.745         2         15.908    17.233         7
2008  .      18.745     9.749         2         17.233     8.980         7
2009  .       9.749    14.730         1*         8.980    13.595         9
2010  .      17.441    19.706         1*        16.122    18.225        11
2011  .      19.706    20.811         1*        18.225    19.285        20
2012  .      20.811    22.550         1*        19.285    20.938        22
---------    ------    ------       ---         ------    ------       ---
Delaware VIP U.S. Growth
2006  .       N/A        N/A        N/A         10.566    11.081         1*
2007  .       N/A        N/A        N/A         11.081    12.212         1*
2008  .       N/A        N/A        N/A         12.212     6.843        12
2009  .       N/A        N/A        N/A          6.843     9.593        27
2010  .       N/A        N/A        N/A          9.593    10.681        17
2011  .       N/A        N/A        N/A         10.681    11.261        19
2012  .       N/A        N/A        N/A         11.261    12.806        36
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2005  .       N/A        N/A        N/A         12.463    12.931         6
2006  .       N/A        N/A        N/A         12.931    15.699        24
2007  .      19.441    17.869         1*        15.699    14.934        33
2008  .      17.869    11.617         1*        14.934     9.729        34
2009  .      11.617    13.377         1*         9.729    11.225        34
2010  .       N/A        N/A        N/A         11.225    12.696        27
2011  .       N/A        N/A        N/A         12.696    13.603        42
2012  .       N/A        N/A        N/A         13.603    15.266        30
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP High Yield
2005  .      14.602    14.835        52          9.999    10.236         9
2006  .      14.835    16.364       101         10.236    11.296        10
2007  .      16.364    16.498       167         11.296    11.394        18
2008  .      16.498    12.257       377         11.394     8.470        15
2009  .      12.257    17.914       521          8.470    12.385        15
2010  .      17.914    20.238       533         12.385    13.999        22
2011  .      20.238    20.361       517         13.999    14.091        19
2012  .      20.361    23.492       456         14.091    16.266        15
---------    ------    ------       ---         ------    ------        --
Delaware VIP Limited-Term Diversified Income
2005  .       9.885     9.917        12          9.959     9.922         1*
2006  .       9.917    10.173        57          N/A        N/A        N/A
2007  .      10.173    10.425        78         10.427    10.439         1*
2008  .      10.425    10.182       166         10.439    10.202         1*
2009  .      10.182    11.271       569         10.202    11.298        31
2010  .      11.271    11.557       850         11.298    11.590        20
2011  .      11.557    11.653       726         11.590    11.692        12
2012  .      11.653    11.745       829         11.692    11.791        24
---------    ------    ------       ---         ------    ------       ---
Delaware VIP REIT
2005  .      18.611    19.552        18         10.111    10.406         4
2006  .      19.552    25.436        93         10.406    13.545        15
2007  .      25.436    21.461        93         13.545    11.434        16
2008  .      21.461    13.654        74         11.434     7.278        13
2009  .      13.654    16.543        48          7.278     8.823         8
2010  .      16.543    20.592        47          8.823    10.988        10
2011  .      20.592    22.395        58         10.988    11.955        15
2012  .      22.395    25.674        78         11.955    13.713        12
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Small Cap Value
2005  .      18.142    19.468        46          N/A        N/A        N/A
2006  .      19.468    22.181       138         11.196    12.274        17
2007  .      22.181    20.315       215         12.274    11.247        20
2008  .      20.315    13.967       321         11.247     7.737        22
2009  .      13.967    18.066       301          7.737    10.012        17
2010  .      18.066    23.430       288         10.012    12.991        20
2011  .      23.430    22.669       374         12.991    12.575        17
2012  .      22.669    25.325       276         12.575    14.056        12
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Smid Cap Growth(6)
2005  .      14.711    15.275         6          N/A        N/A        N/A
2006  .      15.275    16.119        17         12.229    11.864         5
2007  .      16.119    17.504        41         11.864    12.891         5
2008  .      17.504     9.145        32         12.891     6.738         1*
2009  .       9.145    13.879        23          6.738    10.231         1*
2010  .      16.491    18.652        30         12.161    13.756         1*
2011  .      18.652    19.786       115         13.756    14.600         2
2012  .      19.786    21.536        97         14.600    15.899         2
---------    ------    ------       ---         ------    ------       ---
Delaware VIP U.S. Growth
2006  .       9.983    11.226         1*        10.394    11.254         1*
2007  .      11.226    12.403         3         11.254    12.440         1*
2008  .      12.403     6.967        10         12.440     6.992         2
2009  .       6.967     9.792        26          6.992     9.831         2
2010  .       9.792    10.930        10          9.831    10.980         1*
2011  .      10.930    11.552        26         10.980    11.610         2
2012  .      11.552    13.170       476         11.610    13.242         2
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2005  .      12.567    13.070        31          9.961    10.354         3
2006  .      13.070    15.908       137         10.354    12.608        15
2007  .      15.908    15.171       205         12.608    12.030        28
2008  .      15.171     9.908       173         12.030     7.861        22
2009  .       9.908    11.461       133          7.861     9.097        15
2010  .      11.461    12.994       116          9.097    10.319        12
2011  .      12.994    13.958       103         10.319    11.090        16
2012  .      13.958    15.704       174         11.090    12.484        15
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
DWS Alternative Asset Allocation VIP
2009  .       N/A        N/A        N/A         10.772    11.462         1*
2010  .       N/A        N/A        N/A         11.462    12.607        17
2011  .       N/A        N/A        N/A         12.607    11.978        15
2012  .       N/A        N/A        N/A         11.978    12.847         6
---------     --         ---        ---         ------    ------        --
DWS VIT Equity 500 Index
2005  .       N/A        N/A        N/A         12.990    13.302         2
2006  .      14.390    14.926         7         13.302    15.033         3
2007  .      14.926    15.343         7         15.033    15.485        11
2008  .      15.343     9.410         7         15.485     9.516        12
2009  .       9.410    11.607         3          9.516    11.761        19
2010  .       N/A        N/A        N/A         11.761    13.208        19
2011  .       N/A        N/A        N/A         13.208    13.147        15
2012  .       N/A        N/A        N/A         13.147    14.881        14
---------    ------    ------       ---         ------    ------        --
DWS VIT Small Cap Index
2005  .       N/A        N/A        N/A         15.820    15.864         1*
2006  .      15.837    18.100         1*        15.864    18.232         3
2007  .      18.100    17.333         1*        18.232    17.493         5
2008  .      17.333    11.141         1*        17.493    11.266         4
2009  .       N/A        N/A        N/A         11.266    13.951         3
2010  .      13.768    16.993         2         13.951    17.254         3
2011  .      16.993    15.870         2         17.254    16.146         3
2012  .      15.870    17.999         2         16.146    18.349         3
---------    ------    ------       ---         ------    ------        --
Fidelity VIP Contrafund
2005  .      14.093    16.091         1*        13.755    15.737        30
2006  .      16.091    17.550        11         15.737    17.197       107
2007  .      17.550    20.148        15         17.197    19.783       147
2008  .      20.148    11.301        15         19.783    11.118       214
2009  .      11.301    14.983        15         11.118    14.771       259
2010  .      14.983    17.147        16         14.771    16.938       247
2011  .      17.147    16.315        15         16.938    16.148       210
2012  .      16.315    18.545        14         16.148    18.393       186
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2005  .      13.456    13.895         1*        10.572    10.938         3
2006  .      13.895    14.493         1*        10.938    11.432         3
2007  .      14.493    17.966         2         11.432    14.200        16
2008  .      17.966     9.265         1*        14.200     7.338        17
2009  .       9.265    11.604         1*         7.338     9.208        18
2010  .      11.604    14.067         1*         9.208    11.185        20
2011  .      14.067    13.763         1*        11.185    10.966        35
2012  .      13.763    15.411         1*        10.966    12.303        30
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2005  .      10.092    11.531         1*        10.093    11.545        11
2006  .      11.531    12.686         4         11.545    12.726        68
2007  .      12.686    14.321         4         12.726    14.394       176
2008  .      14.321     8.464         3         14.394     8.525       201
2009  .       8.464    11.578         2          8.525    11.684        87
2010  .      11.578    14.569         1*        11.684    14.732        95
2011  .      14.569    12.712         1*        14.732    12.880        93
2012  .      12.712    14.253         1*        12.880    14.470        81
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas
2005  .       N/A        N/A        N/A         13.244    15.428         7
2006  .      20.216    21.583         1*        15.428    17.819        16
2007  .      21.583    24.726         1*        17.819    20.454        15
2008  .      24.726    13.562         1*        20.454    11.241        33
2009  .      13.562    16.753         1*        11.241    13.914        24
2010  .      16.753    18.501         1*        13.914    15.397        14
2011  .      18.501    14.967         1*        15.397    12.481        14
2012  .      14.967    17.634         1*        12.481    14.734        16
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
DWS Alternative Asset Allocation VIP
2009  .      11.473    11.479         2          N/A        N/A        N/A
2010  .      11.479    12.657        59          N/A        N/A        N/A
2011  .      12.657    12.056       135          N/A        N/A        N/A
2012  .      12.056    12.963        48          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
DWS VIT Equity 500 Index
2005  .      13.043    13.389         7          N/A        N/A        N/A
2006  .      13.389    15.170        16          N/A        N/A        N/A
2007  .      15.170    15.665        29          N/A        N/A        N/A
2008  .      15.665     9.650        23          N/A        N/A        N/A
2009  .       9.650    11.957        32          N/A        N/A        N/A
2010  .      11.957    13.462        26          N/A        N/A        N/A
2011  .      13.462    13.433        20          N/A        N/A        N/A
2012  .      13.433    15.243        18          N/A        N/A        N/A
---------    ------    ------       ---          --         ---        ---
DWS VIT Small Cap Index
2005  .      15.618    15.968         3          N/A        N/A        N/A
2006  .      15.968    18.398        14         12.097    12.411         2
2007  .      18.398    17.697        18         12.411    11.944         2
2008  .      17.697    11.426        22         11.944     7.716         2
2009  .      11.426    14.184        20          7.716     9.583         1*
2010  .      14.184    17.586         9          9.583    11.888         1*
2011  .      17.586    16.498         8         11.888    11.158         1*
2012  .      16.498    18.796         6         11.158    12.718         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Contrafund
2005  .      13.870    15.909        67         13.891    15.940        12
2006  .      15.909    17.429       343         15.940    17.471        23
2007  .      17.429    20.100       540         17.471    20.159        31
2008  .      20.100    11.325       681         20.159    11.363        34
2009  .      11.325    15.083       739         11.363    15.142        34
2010  .      15.083    17.338       754         15.142    17.415        45
2011  .      17.338    16.571       888         17.415    16.653        44
2012  .      16.571    18.922       719         16.653    19.025        41
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2005  .      10.658    11.055         6          N/A        N/A        N/A
2006  .      11.055    11.583        34         10.520    11.130         1*
2007  .      11.583    14.424        91         11.130    13.867         4
2008  .      14.424     7.472       131         13.867     7.187        10
2009  .       7.472     9.400        90          7.187     9.046         6
2010  .       9.400    11.447        70          9.046    11.022         6
2011  .      11.447    11.251       153         11.022    10.838         8
2012  .      11.251    12.654       170         10.838    12.196         8
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2005  .       9.976    11.561        31         10.237    11.564        14
2006  .      11.561    12.776       158         11.564    12.786        13
2007  .      12.776    14.487       315         12.786    14.506        23
2008  .      14.487     8.602       665         14.506     8.617        30
2009  .       8.602    11.818       430          8.617    11.845        16
2010  .      11.818    14.939       476         11.845    14.981        14
2011  .      14.939    13.093       615         14.981    13.136        10
2012  .      13.093    14.747       345         13.136    14.803         8
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas
2005  .      13.352    15.592         6         10.004    11.982         1*
2006  .      15.592    18.054        25         11.982    13.880         3
2007  .      18.054    20.777        36         13.880    15.981         9
2008  .      20.777    11.447        47         15.981     8.809         8
2009  .      11.447    14.205        40          8.809    10.937         7
2010  .      14.205    15.757        67         10.937    12.138         8
2011  .      15.757    12.805       290         12.138     9.869         8
2012  .      12.805    15.155        68          9.869    11.686         8
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Franklin Income Securities
2006  .      10.094    11.188         6          9.998    11.201        66
2007  .      11.188    11.361         8         11.201    11.398       254
2008  .      11.361     7.822        21         11.398     7.863       443
2009  .       7.822    10.380         6          7.863    10.456       347
2010  .      10.380    11.447         5         10.456    11.553       332
2011  .      11.447    11.471         5         11.553    11.600       289
2012  .      11.471    12.647         4         11.600    12.816       264
---------    ------    ------        --         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities
2005  .      16.890    17.322         1*        12.646    12.996         3
2006  .      17.322    18.428         1*        12.996    13.853        14
2007  .      18.428    20.063         1*        13.853    15.112        27
2008  .      20.063    11.291         1*        15.112     8.522        51
2009  .      11.291    15.867         1*         8.522    11.999        44
2010  .      15.867    19.819         1*        11.999    15.019        39
2011  .      19.819    18.460         1*        15.019    14.017        39
2012  .       N/A        N/A        N/A         14.017    15.238        26
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .      10.108    11.232        20          9.950    11.246        54
2007  .      11.232    11.367        22         11.246    11.412       161
2008  .      11.367     6.997         3         11.412     7.038       168
2009  .       6.997     8.631         2          7.038     8.700       106
2010  .       8.631     9.394         3          8.700     9.488       115
2011  .       9.394     9.098         3          9.488     9.207       101
2012  .       9.098    10.173         3          9.207    10.316       102
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A          9.979     9.855         3
2006  .      10.401    10.866         2          9.855    10.899        31
2007  .      10.866    11.805         4         10.899    11.865       141
2008  .      11.805    12.271         5         11.865    12.358       192
2009  .      12.271    14.254        10         12.358    14.384       244
2010  .      14.254    15.967        10         14.384    16.144       250
2011  .      15.967    15.491        11         16.144    15.695       196
2012  .      15.491    17.446        11         15.695    17.711       156
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities
2005  .       N/A        N/A        N/A         13.156    14.046         6
2006  .      16.875    19.740        10         14.046    16.779        31
2007  .      19.740    19.774        14         16.779    16.841        47
2008  .      19.774    11.162         5         16.841     9.525        38
2009  .      11.162    14.322         3          9.525    12.247        29
2010  .      14.322    15.054         3         12.247    12.899        26
2011  .      15.054    13.706         3         12.899    11.767        24
2012  .      13.706    16.241         3         11.767    13.971        20
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A         12.354    12.341         1*
2011  .       N/A        N/A        N/A         12.341    10.983         3
2012  .       N/A        N/A        N/A         10.983    13.152        10
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A         12.646    12.727         1*
2011  .       N/A        N/A        N/A         12.727    10.049         2
2012  .       N/A        N/A        N/A         10.049    11.605         3
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2010  .       N/A        N/A        N/A         11.857    12.457         1*
2011  .       N/A        N/A        N/A         12.457    11.645        19
2012  .       N/A        N/A        N/A         11.645    13.413        40
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2010  .       N/A        N/A        N/A         11.452    12.141         1*
2011  .       N/A        N/A        N/A         12.141    11.641        10
2012  .       N/A        N/A        N/A         11.641    13.362        22
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Franklin Income Securities
2006  .      10.112    11.219       181         10.003    11.222        17
2007  .      11.219    11.444       786         11.222    11.453        54
2008  .      11.444     7.914       923         11.453     7.925        53
2009  .       7.914    10.550       689          7.925    10.570        38
2010  .      10.550    11.687       667         10.570    11.714        35
2011  .      11.687    11.764       667         11.714    11.797        36
2012  .      11.764    13.029       759         11.797    13.072        30
---------    ------    ------       ---         ------    ------        --
FTVIPT Franklin Small-Mid Cap Growth Securities
2005  .      12.751    13.136        21          N/A        N/A        N/A
2006  .      13.136    14.037        57         13.113    14.070         8
2007  .      14.037    15.352        93         14.070    15.396        12
2008  .      15.352     8.679       127         15.396     8.708        14
2009  .       8.679    12.251       157          8.708    12.298         9
2010  .      12.251    15.372       233         12.298    15.439         9
2011  .      15.372    14.382       113         15.439    14.452        10
2012  .      14.382    15.674        84         14.452    15.758         8
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       9.915    11.263       116         10.020    11.267        12
2007  .      11.263    11.458       555         11.267    11.467        35
2008  .      11.458     7.084       567         11.467     7.093        27
2009  .       7.084     8.779       409          7.093     8.795        12
2010  .       8.779     9.598       428          8.795     9.619        25
2011  .       9.598     9.337       429          9.619     9.363        25
2012  .       9.337    10.488       385          9.363    10.522        23
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       9.963     9.870        15          9.944     9.873         1*
2006  .       9.870    10.943        98          9.873    10.952         4
2007  .      10.943    11.942       262         10.952    11.958        21
2008  .      11.942    12.470       737         11.958    12.492        34
2009  .      12.470    14.550       837         12.492    14.583        39
2010  .      14.550    16.372       775         14.583    16.417        42
2011  .      16.372    15.955       681         16.417    16.008        43
2012  .      15.955    18.050       570         16.008    18.118        41
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities
2005  .      13.266    14.199        24         13.285    14.226         6
2006  .      14.199    17.004        78         14.226    17.045        10
2007  .      17.004    17.109       122         17.045    17.160        12
2008  .      17.109     9.702       105         17.160     9.735        11
2009  .       9.702    12.505        57          9.735    12.554         9
2010  .      12.505    13.203        39         12.554    13.262         8
2011  .      13.203    12.075        29         13.262    12.135         3
2012  .      12.075    14.372        25         12.135    14.451         3
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Growth
2010  .      12.189    12.357        23          N/A        N/A        N/A
2011  .      12.357    11.024        87         12.360    11.032         1*
2012  .      11.024    13.234        20         11.032    13.251         4
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Small Capitalization
2010  .      12.493    12.743        33          N/A        N/A        N/A
2011  .      12.743    10.087        25         12.746    10.095         1*
2012  .      10.087    11.678        40         10.095    11.692         1*
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2010  .      12.212    12.473        11         12.332    12.476         1*
2011  .      12.473    11.689       100         12.476    11.698         1*
2012  .      11.689    13.497       121         11.698    13.514         7
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2010  .      11.489    12.156        15          N/A        N/A        N/A
2011  .      12.156    11.685        97          N/A        N/A        N/A
2012  .      11.685    13.446       119         12.148    13.463         4
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP American International
2010  .       N/A        N/A        N/A         12.194    12.234         1*
2011  .       N/A        N/A        N/A         12.234    10.279        12
2012  .       N/A        N/A        N/A         10.279    11.840        13
---------     --         ---        --------    ------    ------        --
LVIP Baron Growth Opportunities(4)
2006  .       N/A        N/A        N/A          9.391    10.597         7
2007  .      10.870    10.713         3         10.597    10.748        26
2008  .      10.713     6.381         3         10.748     6.415        63
2009  .       6.381     8.639         1*         6.415     8.702        41
2010  .       8.639    10.687         1*         8.702    10.786        39
2011  .      10.687    10.880         1*        10.786    11.003        39
2012  .      10.880    12.592         1*        11.003    12.759        48
---------    ------    ------       ---         ------    ------        --
LVIP BlackRock Emerging Markets Index RPM
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.790    11.379         6
2007  .      11.715    11.557         1*        11.379    11.616        15
2008  .      11.557     6.958         1*        11.616     7.008        13
2009  .       6.958     8.376         1*         7.008     8.453        18
2010  .       8.376     9.644         1*         8.453     9.752        19
2011  .       9.644     9.173         1*         9.752     9.295        18
2012  .       9.173    10.475         1*         9.295    10.636        25
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         10.301    10.077         8
2011  .       N/A        N/A        N/A         10.077    11.056        54
2012  .      11.512    11.459         2         11.056    11.520        96
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .       N/A        N/A        N/A         10.854    10.681         1*
2008  .      10.047     6.083         1*        10.681     6.103         4
2009  .       6.083     8.010         5          6.103     8.052         5
2010  .       8.010     9.303         1*         8.052     9.370        13
2011  .       9.303     8.263         1*         9.370     8.340         5
2012  .       8.263     9.605         1*         8.340     9.714         6
---------    ------    ------       ---         ------    ------       ---
LVIP Clarion Global Real Estate
2007  .       9.372     8.193         1*         9.548     8.203        50
2008  .       8.193     4.637         1*         8.203     4.652        88
2009  .       4.637     6.239         1*         4.652     6.272        70
2010  .       6.239     7.185         1*         6.272     7.237        64
2011  .       7.185     6.406         1*         7.237     6.465        59
2012  .       6.406     7.799         1*         6.465     7.887        57
---------    ------    ------       ---         ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       N/A        N/A        N/A         10.190    10.925        12
2008  .      10.099     5.346         1*        10.925     5.418        11
2009  .       5.346     7.747         1*         5.418     7.866        13
2010  .       7.747     9.624         1*         7.866     9.792        12
2011  .       9.624     8.682         1*         9.792     8.851        11
2012  .       8.682     9.025         1*         8.851     9.220        10
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Bond
2005  .      10.264    10.285         1*        10.297    10.339        37
2006  .      10.285    10.514         1*        10.339    10.591       161
2007  .      10.514    10.823         1*        10.591    10.923       277
2008  .      10.823    10.247         1*        10.923    10.363       322
2009  .      10.247    11.883         6         10.363    12.041       353
2010  .      11.883    12.574         7         12.041    12.767       391
2011  .      12.574    13.200         7         12.767    13.430       375
2012  .      13.200    13.725         6         13.430    13.992       389
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         10.018    10.018         2
2011  .       N/A        N/A        N/A         10.018     9.777        15
2012  .       N/A        N/A        N/A          9.777     9.968        16
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP American International
2010  .      11.624    12.250         35        12.215    12.253         1*
2011  .      12.250    10.318         62        12.253    10.326         2
2012  .      10.318    11.915         92        10.326    11.930         2
---------    ------    ------         --        ------    ------         -
LVIP Baron Growth Opportunities(4)
2006  .       9.949    10.613          1*        9.540    10.616         1*
2007  .      10.613    10.791         45        10.616    10.800         4
2008  .      10.791     6.457        202        10.800     6.465         5
2009  .       6.457     8.781        291         6.465     8.797         2
2010  .       8.781    10.911        386         8.797    10.936         3
2011  .      10.911    11.158        176        10.936    11.190         3
2012  .      11.158    12.972        409        11.190    13.015         5
---------    ------    ------        ---        ------    ------         -
LVIP BlackRock Emerging Markets Index RPM
2012  .      10.548    10.969          1*       10.315    10.971         1*
---------    ------    ------        ---        ------    ------         -
LVIP BlackRock Equity Dividend RPM
2005  .      10.009    10.469          2         N/A        N/A        N/A
2006  .      10.469    11.424         21        10.901    11.433         1*
2007  .      11.424    11.691         26        11.433    11.706         1*
2008  .      11.691     7.071        355        11.706     7.084         1*
2009  .       7.071     8.550         62         N/A        N/A        N/A
2010  .       8.550     9.889         44         N/A        N/A        N/A
2011  .       9.889     9.449         36         N/A        N/A        N/A
2012  .       9.449    10.840         61        10.724    10.881         1*
---------    ------    ------        ---        ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.249    10.093        260        10.062    10.096         1*
2011  .      10.093    11.101        511        10.096    11.110         5
2012  .      11.101    11.596        630        11.110    11.611         4
---------    ------    ------        ---        ------    ------       ---
LVIP Capital Growth
2007  .       9.860    10.698          2        10.881    10.701         1*
2008  .      10.698     6.128          2        10.701     6.133         1*
2009  .       6.128     8.105         11         6.133     8.115         1*
2010  .       8.105     9.456         40         8.115     9.473         1*
2011  .       9.456     8.437         17         9.473     8.456         1*
2012  .       8.437     9.852         15         8.456     9.879         1*
---------    ------    ------        ---        ------    ------       ---
LVIP Clarion Global Real Estate
2007  .       9.953     8.216        103         9.412     8.218        11
2008  .       8.216     4.670        118         8.218     4.674         5
2009  .       4.670     6.313        112         4.674     6.321         7
2010  .       6.313     7.303        104         6.321     7.316         6
2011  .       7.303     6.540        105         7.316     6.556         7
2012  .       6.540     7.999        110         6.556     8.021         7
---------    ------    ------        ---        ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       9.905    10.832         39         9.735    10.836         3
2008  .      10.832     5.385         62        10.836     5.390         2
2009  .       5.385     7.838         38         5.390     7.849         2
2010  .       7.838     9.782        106         7.849     9.800         2
2011  .       9.782     8.864         52         9.800     8.885         3
2012  .       8.864     9.256         52         8.885     9.282         4
---------    ------    ------        ---        ------    ------       ---
LVIP Delaware Bond
2005  .      10.339    10.407        124        10.027     9.880         9
2006  .      10.407    10.687        548         9.880    10.151        33
2007  .      10.687    11.050        790        10.151    10.502        58
2008  .      11.050    10.510      1,206        10.502     9.993       144
2009  .      10.510    12.242      1,414         9.993    11.646       120
2010  .      12.242    13.013      1,699        11.646    12.385       126
2011  .      13.013    13.722      1,172        12.385    13.067        90
2012  .      13.722    14.332      1,190        13.067    13.655       105
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .      10.030    10.034         42        10.041    10.037         1*
2011  .      10.034     9.817        465        10.037     9.825         2
2012  .       9.817    10.034        573         9.825    10.047         4
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Foundation Aggressive Allocation(5)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      12.982    14.611         3         13.518    14.717        14
2007  .      14.611    15.175         3         14.717    15.315        44
2008  .      15.175     9.893         3         15.315    10.004        51
2009  .       9.893    12.748         1*        10.004    12.917        26
2010  .      12.748    13.999         1*        12.917    14.214        24
2011  .      13.999    13.390         1*        14.214    13.623        24
2012  .      13.390    14.811         1*        13.623    15.099        27
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.792    11.373         2
2007  .       N/A        N/A        N/A         11.373    11.806         2
2008  .      10.923     7.358         1*        11.806     7.410         5
2009  .       7.358     8.946         1*         7.410     9.029         5
2010  .       8.946     9.854         1*         9.029     9.965         7
2011  .       9.854     9.726         1*         9.965     9.855         5
2012  .       9.726    10.939         1*         9.855    11.106         4
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2005  .       N/A        N/A        N/A         13.491    14.786         1*
2006  .      14.236    16.128         1*        14.786    16.244         1*
2007  .      16.128    16.212         1*        16.244    16.362         1*
2008  .       N/A        N/A        N/A         16.362    10.487         1*
2009  .       N/A        N/A        N/A         10.487    13.323         3
2010  .       N/A        N/A        N/A         13.323    14.527         3
2011  .       N/A        N/A        N/A         14.527    14.287         1*
2012  .       N/A        N/A        N/A         14.287    16.097         2
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          8.307     5.649         9
2009  .       N/A        N/A        N/A          5.649     7.202         9
2010  .       N/A        N/A        N/A          7.202     9.194        16
2011  .       N/A        N/A        N/A          9.194     8.518         6
2012  .       N/A        N/A        N/A          8.518     9.567        10
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional Non-U.S. Equity
2011  .       N/A        N/A        N/A          9.983     8.282         2
2012  .       N/A        N/A        N/A          8.282     9.622         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional U.S. Equity
2011  .       N/A        N/A        N/A          9.642     9.335         2
2012  .       N/A        N/A        N/A          9.335    10.722         2
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A         10.042    10.321         9
2012  .       N/A        N/A        N/A         10.321    10.474         7
---------    ------    ------       ---         ------    ------       ---
LVIP Global Income
2009  .      10.456    10.639         1*        10.237    10.652        16
2010  .      10.639    11.393         1*        10.652    11.430        83
2011  .      11.393    11.243         1*        11.430    11.302       103
2012  .       N/A        N/A        N/A         11.302    11.907       109
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Fund(2)
2005  .       N/A        N/A        N/A         10.141    10.800         4
2006  .       N/A        N/A        N/A         10.800    11.218         9
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(3)
2005  .       N/A        N/A        N/A         11.727    11.420         1*
2006  .       N/A        N/A        N/A         11.420    12.307         1*
---------    ------    ------       ---         ------    ------       ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.782    10.841        25
2012  .       N/A        N/A        N/A         10.841    12.188        30
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Foundation Aggressive Allocation(5)
2005  .      12.627    13.225        13          N/A        N/A        N/A
2006  .      13.225    14.851        27         13.544    14.878         2
2007  .      14.851    15.494        80         14.878    15.529         7
2008  .      15.494    10.146       101         15.529    10.175        20
2009  .      10.146    13.133        84         10.175    13.177         4
2010  .      13.133    14.488        57         13.177    14.543         3
2011  .      14.488    13.920        47         14.543    13.980         3
2012  .      13.920    15.466        31         13.980    15.541         3
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      10.521    11.417         3         11.287    11.426         1*
2007  .      11.417    11.882        20         11.426    11.897         2
2008  .      11.882     7.477        24         11.897     7.490         3
2009  .       7.477     9.132        37          7.490     9.153         1*
2010  .       9.132    10.105        41          9.153    10.133         1*
2011  .      10.105    10.018        23         10.133    10.051         1*
2012  .      10.018    11.318        29         10.051    11.361         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2005  .      13.546    14.883         2          N/A        N/A        N/A
2006  .      14.883    16.391        18          N/A        N/A        N/A
2007  .      16.391    16.552        20         13.093    11.986         1*
2008  .      16.552    10.636        20         11.986     7.706         1*
2009  .      10.636    13.546        21          7.706     9.819         2
2010  .      13.546    14.806        17          9.819    10.738         1*
2011  .      14.806    14.599        14         10.738    10.593         1*
2012  .      14.599    16.488        12         10.593    11.970         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2007  .       9.631     9.137         1*         N/A        N/A        N/A
2008  .       9.137     5.672        14          8.732     5.677         1*
2009  .       5.672     7.249        10          5.677     7.258         1*
2010  .       7.249     9.277        41          7.258     9.294         1*
2011  .       9.277     8.616       186          9.294     8.636         1*
2012  .       8.616     9.702        61          8.636     9.730         3
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional Non-U.S. Equity
2011  .       9.948     8.295        27          N/A        N/A        N/A
2012  .       8.295     9.662        91          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional U.S. Equity
2011  .       9.522     9.351        34          9.080     9.353         1*
2012  .       9.351    10.767       110          9.353    10.774         2
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.053    10.337        92          N/A        N/A        N/A
2012  .      10.337    10.517       193         10.550    10.525         3
---------    ------    ------       ---         ------    ------       ---
LVIP Global Income
2009  .      10.239    10.668       115         10.322    10.668         1*
2010  .      10.668    11.476       381         10.668    11.482         3
2011  .      11.476    11.376       585         11.482    11.388         6
2012  .      11.376    12.015       595         11.388    12.033         8
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Fund(2)
2005  .      10.022    10.815         1*         N/A        N/A        N/A
2006  .      10.815    11.262         4          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(3)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      12.349    12.356         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP JPMorgan High Yield
2010  .      10.700    10.798        52          N/A        N/A        N/A
2011  .      10.798    10.885       248         10.802    10.894         1*
2012  .      10.885    12.268       287         10.894    12.284         6
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.907     6.012         1*         8.699     6.032         8
2009  .       6.012     7.317         1*         6.032     7.356         3
2010  .       7.317     8.913         1*         7.356     8.978         5
2011  .       8.913     8.548         1*         8.978     8.628         6
2012  .       8.548     9.493         1*         8.628     9.601         9
---------     -----     -----       ---          -----     -----       ---
LVIP MFS International Growth
2007  .       N/A        N/A        N/A         11.280    11.125        12
2008  .       N/A        N/A        N/A         11.125     5.557        25
2009  .       N/A        N/A        N/A          5.557     7.384        46
2010  .       N/A        N/A        N/A          7.384     8.171        34
2011  .       N/A        N/A        N/A          8.171     7.203        29
2012  .       N/A        N/A        N/A          7.203     8.414        24
---------     -----     -----       ---         ------    ------       ---
LVIP MFS Value
2007  .       N/A        N/A        N/A          9.838     9.689        14
2008  .       8.863     6.397         1*         9.689     6.417        34
2009  .       6.397     7.555         1*         6.417     7.594        81
2010  .       7.555     8.231         2          7.594     8.290        75
2011  .       8.231     8.028         2          8.290     8.101        68
2012  .       8.028     9.117         1*         8.101     9.219        67
---------     -----     -----       ---         ------    ------       ---
LVIP Mid-Cap Value
2007  .       N/A        N/A        N/A          9.887     8.619        14
2008  .       7.644     4.983         1*         8.619     5.000        13
2009  .       4.983     6.930         1*         5.000     6.967        14
2010  .       6.930     8.383         1*         6.967     8.444        13
2011  .       8.383     7.421         1*         8.444     7.490        14
2012  .       7.421     8.993         1*         7.490     9.095        18
---------     -----     -----       ---         ------    ------       ---
LVIP Mondrian International Value
2005  .       N/A        N/A        N/A         15.504    17.069        11
2006  .      18.859    21.553         7         17.069    21.708        26
2007  .      21.553    23.459         7         21.708    23.675        18
2008  .      23.459    14.507         7         23.675    14.671        19
2009  .      14.507    17.170         7         14.671    17.398        13
2010  .      17.170    17.176         7         17.398    17.439        16
2011  .      17.176    16.062         7         17.439    16.340        14
2012  .      16.062    17.188         8         16.340    17.521        11
---------    ------    ------       ---         ------    ------       ---
LVIP Money Market
2005  .       9.739     9.773        16          9.770     9.824        10
2006  .       9.773     9.987         2          9.824    10.060       137
2007  .       9.987    10.235         2         10.060    10.330       525
2008  .      10.235    10.227        12         10.330    10.342       683
2009  .      10.227    10.017         4         10.342    10.151       415
2010  .      10.017     9.808         9         10.151     9.959       355
2011  .       9.808     9.603         8          9.959     9.770       483
2012  .       9.603     9.401         8          9.770     9.583       437
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP JPMorgan Mid Cap Value RPM
2007  .       9.987     9.352          5         N/A        N/A        N/A
2008  .       9.352     6.056         17         5.813     6.055          1*
2009  .       6.056     7.404         13         6.055     7.406          1*
2010  .       7.404     9.059         22         7.406     9.066          3
2011  .       9.059     8.728         30         9.066     8.739          3
2012  .       8.728     9.736         52         8.739     9.754          3
---------     -----     -----         --         -----     -----       ----
LVIP MFS International Growth
2007  .      10.118    11.142         41         N/A        N/A        N/A
2008  .      11.142     5.579         90        10.606     5.584          2
2009  .       5.579     7.433        197         5.584     7.443          7
2010  .       7.433     8.245        135         7.443     8.260          4
2011  .       8.245     7.287        126         8.260     7.304          1*
2012  .       7.287     8.533        326         7.304     8.557          1*
---------    ------    ------        ---        ------     -----       ----
LVIP MFS Value
2007  .       9.793     9.704         18         N/A        N/A        N/A
2008  .       9.704     6.443        198         9.424     6.449         19
2009  .       6.443     7.644        520         6.449     7.654         17
2010  .       7.644     8.365        640         7.654     8.380         22
2011  .       8.365     8.195        562         8.380     8.214         21
2012  .       8.195     9.350        431         8.214     9.376         10
---------    ------    ------        ---        ------     -----       ----
LVIP Mid-Cap Value
2007  .       9.777     8.633         67        10.231     8.635          2
2008  .       8.633     5.020         68         8.635     5.024          6
2009  .       5.020     7.012        284         5.024     7.022          2
2010  .       7.012     8.521        331         7.022     8.536          2
2011  .       8.521     7.577         75         8.536     7.595          1*
2012  .       7.577     9.223         65         7.595     9.249          1*
---------    ------    ------        ---        ------     -----       ----
LVIP Mondrian International Value
2005  .      15.567    17.181          8         9.985    11.097          3
2006  .      17.181    21.906         44        11.097    14.156         13
2007  .      21.906    23.950         56        14.156    15.485         12
2008  .      23.950    14.878         55        15.485     9.624          2
2009  .      14.878    17.688        112         9.624    11.447          1*
2010  .      17.688    17.774        154        11.447    11.509          2
2011  .      17.774    16.696         60        11.509    10.817          3
2012  .      16.696    17.948         70        10.817    11.633          2
---------    ------    ------        ---        ------    ------       ----
LVIP Money Market
2005  .       9.810     9.889        150        10.001    10.074          5
2006  .       9.889    10.152      4,292        10.074    10.347        100
2007  .      10.152    10.450      1,248        10.347    10.656         82
2008  .      10.450    10.488      2,077        10.656    10.701      2,967
2009  .      10.488    10.320      1,899        10.701    10.535      3,023
2010  .      10.320    10.151      1,692        10.535    10.367      3,024
2011  .      10.151     9.982      1,699        10.367    10.200        139
2012  .       9.982     9.817      1,615        10.200    10.036         95
---------    ------    ------      -----        ------    ------      -----
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .      10.054     7.784         46         N/A        N/A        N/A
2009  .       7.784     9.496         42         N/A        N/A        N/A
2010  .       9.496    10.380         40         N/A        N/A        N/A
2011  .      10.380    10.307         40         N/A        N/A        N/A
2012  .      10.307    10.971         32         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------      -----
LVIP Protected Profile 2020
2007  .      10.301    10.277          9         N/A        N/A        N/A
2008  .      10.277     7.369         23         N/A        N/A        N/A
2009  .       7.369     9.081         27         N/A        N/A        N/A
2010  .       9.081     9.977         27         N/A        N/A        N/A
2011  .       9.977     9.804         27         N/A        N/A        N/A
2012  .       9.804    10.420         27         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---          --         ---
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          6.548     6.427        13
2009  .       N/A        N/A        N/A          6.427     8.233        12
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          9.235     9.247         6
---------     --         ---        ---          -----     -----       ---
LVIP Protected Profile Conservative
2005  .       N/A        N/A        N/A         10.252    10.234        54
2006  .       N/A        N/A        N/A         10.234    10.946       104
2007  .       N/A        N/A        N/A         10.946    11.541       119
2008  .      11.264     9.142         2         11.541     9.207       144
2009  .       9.142    11.143        12          9.207    11.246       180
2010  .      11.143    12.022        12         11.246    12.157       143
2011  .      12.022    12.170        12         12.157    12.331       184
2012  .      12.170    13.043        12         12.331    13.242       193
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Growth
2005  .       N/A        N/A        N/A         10.104    10.628        49
2006  .      11.210    11.830         1*        10.628    11.867       137
2007  .      11.830    12.683         1*        11.867    12.748       204
2008  .      12.683     8.244         1*        12.748     8.303       189
2009  .       8.244    10.385         1*         8.303    10.481       161
2010  .      10.385    11.428         1*        10.481    11.556       161
2011  .      11.428    11.157         1*        11.556    11.305       188
2012  .      11.157    11.889         1*        11.305    12.070       239
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Moderate
2005  .      10.061    10.439         8          9.994    10.451         7
2006  .      10.439    11.420         8         10.451    11.456       157
2007  .      11.420    12.183         6         11.456    12.245       256
2008  .      12.183     8.727         8         12.245     8.789       342
2009  .       8.727    10.909         5          8.789    11.010       380
2010  .      10.909    11.925         3         11.010    12.058       350
2011  .      11.925    11.778         3         12.058    11.933       354
2012  .      11.778    12.601         2         11.933    12.794       362
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Bond Index
2008  .       N/A        N/A        N/A         10.076    10.440        71
2009  .       N/A        N/A        N/A         10.440    10.675       137
2010  .       N/A        N/A        N/A         10.675    11.066       191
2011  .       N/A        N/A        N/A         11.066    11.627       136
2012  .       N/A        N/A        N/A         11.627    11.812        87
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         10.828    11.178        20
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.379    10.437        16
2012  .       N/A        N/A        N/A         10.437    11.063        16
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Developed International 150
2008  .       N/A        N/A        N/A          7.914     6.249        30
2009  .       8.833     8.818         1*         6.249     8.844        31
2010  .       8.818     9.234         1*         8.844     9.281        49
2011  .       9.234     7.921         1*         9.281     7.977        32
2012  .       N/A        N/A        N/A          7.977     8.868        22
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Protected Profile 2030
2007  .      10.319    10.384          1*        N/A        N/A        N/A
2008  .      10.384     7.048          1*        N/A        N/A        N/A
2009  .       7.048     8.845          1*        N/A        N/A        N/A
2010  .       8.845     9.762          1*        N/A        N/A        N/A
2011  .       9.762     9.520          1*        N/A        N/A        N/A
2012  .       9.520    10.074          5         N/A        N/A        N/A
---------    ------    ------          -         --         ---        ---
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       9.888     6.453         57         N/A        N/A        N/A
2009  .       6.453     8.287         31         6.073     8.298         3
2010  .       8.287     9.238         15         8.298     9.254         3
2011  .       9.238     8.927         13         9.254     8.947         3
2012  .       8.927     9.378         13         N/A        N/A        N/A
---------    ------    ------       ----         -----     -----       ---
LVIP Protected Profile Conservative
2005  .      10.038    10.249         83        10.074    10.252        18
2006  .      10.249    10.989        279        10.252    10.998        32
2007  .      10.989    11.615        350        10.998    11.630        46
2008  .      11.615     9.290        562        11.630     9.306        64
2009  .       9.290    11.375        692         9.306    11.401        86
2010  .      11.375    12.327        750        11.401    12.362        80
2011  .      12.327    12.535        601        12.362    12.576        78
2012  .      12.535    13.495        933        12.576    13.546        61
---------    ------    ------       ----        ------    ------       ---
LVIP Protected Profile Growth
2005  .       9.996    10.643         33         N/A        N/A        N/A
2006  .      10.643    11.913        223        11.256    11.923        10
2007  .      11.913    12.830        337        11.923    12.847        27
2008  .      12.830     8.378        728        12.847     8.393        35
2009  .       8.378    10.601        774         8.393    10.625        35
2010  .      10.601    11.718        991        10.625    11.751        25
2011  .      11.718    11.492      1,046        11.751    11.530        17
2012  .      11.492    12.301      1,212        11.530    12.348        13
---------    ------    ------      -----        ------    ------       ---
LVIP Protected Profile Moderate
2005  .       9.994    10.466        111        10.008    10.469        10
2006  .      10.466    11.501        624        10.469    11.510        57
2007  .      11.501    12.324        926        11.510    12.340        74
2008  .      12.324     8.868      1,285        12.340     8.884       137
2009  .       8.868    11.136      1,374         8.884    11.162       139
2010  .      11.136    12.227      1,424        11.162    12.261       120
2011  .      12.227    12.131      1,430        12.261    12.171        93
2012  .      12.131    13.038      2,084        12.171    13.088       122
---------    ------    ------      -----        ------    ------       ---
LVIP SSGA Bond Index
2008  .      10.074    10.454        186        10.087    10.457         8
2009  .      10.454    10.716      1,289        10.457    10.724        37
2010  .      10.716    11.136      2,129        10.724    11.150        42
2011  .      11.136    11.729      1,340        11.150    11.750        38
2012  .      11.729    11.946      1,211        11.750    11.973        26
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.436    10.511         23         N/A        N/A        N/A
2012  .      10.511    11.245         55        11.191    11.259        16
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .      10.344    10.390         57         N/A        N/A        N/A
2011  .      10.390    10.474        136         N/A        N/A        N/A
2012  .      10.474    11.130        162        10.779    11.144         2
---------    ------    ------      -----        ------    ------       ---
LVIP SSGA Developed International 150
2008  .       9.630     6.257         48         5.646     6.259         1*
2009  .       6.257     8.878        170         6.259     8.885         6
2010  .       8.878     9.339        288         8.885     9.351         8
2011  .       9.339     8.047        255         9.351     8.061         8
2012  .       8.047     8.969        248         8.061     8.989         4
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSGA Emerging Markets 100
2008  .       N/A        N/A        N/A          8.041     6.041        22
2009  .       N/A        N/A        N/A          6.041    11.225        31
2010  .       N/A        N/A        N/A         11.225    14.028        42
2011  .       N/A        N/A        N/A         14.028    11.672        32
2012  .       N/A        N/A        N/A         11.672    12.865        25
---------     --         ---        ---         ------    ------        --
LVIP SSgA Global Tactical Allocation RPM(7)
2005  .       N/A        N/A        N/A         10.136    10.863        50
2006  .       N/A        N/A        N/A         10.863    12.385        76
2007  .      12.523    13.382         5         12.385    13.451       148
2008  .      13.382     7.777        11         13.451     7.833       209
2009  .       7.777     9.931         8          7.833    10.022        68
2010  .       9.931    10.544         6         10.022    10.662        61
2011  .      10.544    10.315         6         10.662    10.452       107
2012  .      10.315    11.194         6         10.452    11.365       105
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       N/A        N/A        N/A          9.105     6.385        38
2009  .       N/A        N/A        N/A          6.385     7.986        47
2010  .       N/A        N/A        N/A          7.986     8.362        74
2011  .       N/A        N/A        N/A          8.362     7.168        61
2012  .       N/A        N/A        N/A          7.168     8.282        51
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       N/A        N/A        N/A          9.104     6.960        43
2009  .       N/A        N/A        N/A          6.960     9.212        45
2010  .       N/A        N/A        N/A          9.212    10.741        64
2011  .       N/A        N/A        N/A         10.741    10.751        44
2012  .       N/A        N/A        N/A         10.751    11.803        25
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         10.870    11.344         8
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.540    10.340       101
2012  .       N/A        N/A        N/A         10.340    11.181       143
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.775    10.272        24
2012  .       N/A        N/A        N/A         10.272    11.340        24
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A         10.831    10.834        19
2011  .       N/A        N/A        N/A         10.834    10.413        78
2012  .       N/A        N/A        N/A         10.413    11.347       127
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      10.192    11.365        16          N/A        N/A        N/A
2007  .      11.334    11.176        17         11.378    11.234         1*
2008  .      11.176     6.853        18         11.234     6.902        49
2009  .       6.853     8.437        18          6.902     8.514        71
2010  .       8.437     9.450        17          8.514     9.556        89
2011  .       9.450     9.397        17          9.556     9.521        68
2012  .       9.397    10.609        16          9.521    10.771        49
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .       N/A        N/A        N/A         10.016     9.128         6
2008  .       8.633     5.876         1*         9.128     5.895        26
2009  .       5.876     7.230         1*         5.895     7.268        51
2010  .       7.230     8.907         1*         7.268     8.972        38
2011  .       8.907     8.299         1*         8.972     8.376        26
2012  .       8.299     9.390         1*         8.376     9.496        20
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSGA Emerging Markets 100
2008  .       9.855     6.049        42          5.505     6.050         1*
2009  .       6.049    11.267       132          6.050    11.276         6
2010  .      11.267    14.118       216         11.276    14.136         6
2011  .      14.118    11.776       223         14.136    11.797         8
2012  .      11.776    13.012       496         11.797    13.041         4
---------    ------    ------       ---         ------    ------         -
LVIP SSgA Global Tactical Allocation RPM(7)
2005  .      10.169    10.878        11          N/A        N/A        N/A
2006  .      10.878    12.434        83         11.840    12.443         4
2007  .      12.434    13.537       143         12.443    13.555         4
2008  .      13.537     7.903       177         13.555     7.917         4
2009  .       7.903    10.137        92          7.917    10.160         1*
2010  .      10.137    10.811        97          N/A        N/A        N/A
2011  .      10.811    10.625       178         10.842    10.660         3
2012  .      10.625    11.582       199         10.660    11.626         9
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       9.642     6.393        54          6.779     6.395         3
2009  .       6.393     8.016       240          6.395     8.022        14
2010  .       8.016     8.415       412          8.022     8.426        16
2011  .       8.415     7.232       386          8.426     7.244        17
2012  .       7.232     8.376       370          7.244     8.395        12
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       9.651     6.969       107          6.344     6.971         1*
2009  .       6.969     9.247       340          6.971     9.254        10
2010  .       9.247    10.809       524          9.254    10.823        11
2011  .      10.809    10.846       390         10.823    10.865        10
2012  .      10.846    11.937       355         10.865    11.964         5
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.648    10.418       125          N/A        N/A        N/A
2012  .      10.418    11.413       138          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .      10.461    10.551        29          N/A        N/A        N/A
2011  .      10.551    10.377       279         10.553    10.384         2
2012  .      10.377    11.249       380         10.384    11.263         5
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      10.747    10.786        25          N/A        N/A        N/A
2011  .      10.786    10.308        82          N/A        N/A        N/A
2012  .      10.308    11.409       104          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      10.675    10.845        16         10.737    10.848         2
2011  .      10.845    10.450       436         10.848    10.457         2
2012  .      10.450    11.416       588         10.457    11.429         2
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2005  .      10.173    10.242         9          N/A        N/A        N/A
2006  .      10.242    11.445         4         10.125    11.454         1*
2007  .      11.432    11.294         9         11.442    11.320         2
2008  .      11.294     6.957       165         11.320     6.976         6
2009  .       6.957     8.603       523          6.976     8.631        25
2010  .       8.603     9.679       807          8.631     9.717        23
2011  .       9.679     9.668       645          9.717     9.710        21
2012  .       9.668    10.965       726          9.710    11.018        26
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .      10.082     9.142        14         10.020     9.144         1*
2008  .       9.142     5.919        54          9.144     5.924         4
2009  .       5.919     7.315       178          5.924     7.325         9
2010  .       7.315     9.053       218          7.325     9.069         8
2011  .       9.053     8.473       197          9.069     8.493        13
2012  .       8.473     9.630       229          8.493     9.657        10
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Small-Mid Cap 200
2008  .       N/A        N/A        N/A          9.917     7.210        14
2009  .       N/A        N/A        N/A          7.210    10.698        13
2010  .       N/A        N/A        N/A         10.698    13.370        21
2011  .       N/A        N/A        N/A         13.370    12.789        13
2012  .       N/A        N/A        N/A         12.789    14.241        10
---------     --         ---        ---         ------    ------        --
LVIP T. Rowe Price Growth Stock
2007  .       9.991     9.890         1*        10.363     9.902         1*
2008  .       9.890     5.615         3          9.902     5.633         5
2009  .       5.615     7.844         3          5.633     7.885        57
2010  .       7.844     8.939         3          7.885     9.004        33
2011  .       8.939     8.583         3          9.004     8.663        18
2012  .       8.583     9.914         3          8.663    10.026        33
---------     -----     -----       ---         ------    ------        --
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .       N/A        N/A        N/A         14.150    14.689         1*
2006  .      14.738    15.588         1*        14.689    15.702         4
2007  .      15.588    17.286         2         15.702    17.446         6
2008  .      17.286     9.657         2         17.446     9.766         9
2009  .       9.657    13.796         2          9.766    13.980         8
2010  .      13.796    17.292         1*        13.980    17.557         8
2011  .      17.292    16.227         1*        17.557    16.510        10
2012  .      16.227    18.426         1*        16.510    18.784        12
---------    ------    ------       ---         ------    ------        --
LVIP Templeton Growth RPM
2007  .       9.524     9.762         2         10.014     9.774        29
2008  .       9.762     5.933         2          9.774     5.952        45
2009  .       5.933     7.422         1*         5.952     7.461        35
2010  .       7.422     7.722         1*         7.461     7.778        29
2011  .       7.722     7.305         1*         7.778     7.373        33
2012  .       7.305     8.645         1*         7.373     8.742        48
---------    ------    ------       ---         ------    ------        --
LVIP UBS Large Cap Growth RPM
2005  .       N/A        N/A        N/A         12.529    12.772         1*
2006  .       N/A        N/A        N/A         12.772    13.702         1*
2007  .      14.400    15.991        15         13.702    16.141        11
2008  .      15.991     9.239        13         16.141     9.344        12
2009  .       9.239    12.494        12          9.344    12.662        16
2010  .      12.494    13.583        12         12.662    13.792        10
2011  .      13.583    12.506        12         13.792    12.724         8
2012  .      12.506    14.211        11         12.724    14.488         8
---------    ------    ------       ---         ------    ------        --
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          9.736     9.329         3
2012  .      10.311    10.476         1*         9.329    10.510         8
---------    ------    ------       ---         ------    ------        --
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          9.909     8.324         1*
2012  .       N/A        N/A        N/A          8.324     9.718         1*
---------    ------    ------       ---         ------    ------        --
MFS VIT Growth
2008  .       N/A        N/A        N/A         13.457     9.067         1*
2009  .       N/A        N/A        N/A          9.067    12.212         1*
2010  .      15.595    17.557         1*         N/A        N/A        N/A
2011  .      17.557    17.087         1*        13.775    13.434         1*
2012  .       N/A        N/A        N/A         13.434    15.424         1*
---------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return
2005  .      12.815    12.868         1*        12.219    12.295        10
2006  .      12.868    14.058         2         12.295    13.459        72
2007  .      14.058    14.301         5         13.459    13.718        94
2008  .      14.301    10.872         6         13.718    10.450       121
2009  .      10.872    12.527         7         10.450    12.065       137
2010  .      12.527    13.442         6         12.065    12.972       142
2011  .      13.442    13.364         6         12.972    12.923       110
2012  .      13.364    14.510         5         12.923    14.059        95
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Small-Mid Cap 200
2008  .      10.019     7.220        30          6.446     7.222         1*
2009  .       7.220    10.739        87          7.222    10.747         3
2010  .      10.739    13.454       121         10.747    13.471         3
2011  .      13.454    12.902       154         13.471    12.925         3
2012  .      12.902    14.403       112         12.925    14.435         2
---------    ------    ------       ---         ------    ------         -
LVIP T. Rowe Price Growth Stock
2007  .       9.961     9.917        13          N/A        N/A        N/A
2008  .       9.917     5.656        41          9.403     5.661         1*
2009  .       5.656     7.937       120          5.661     7.947         2
2010  .       7.937     9.085        83          7.947     9.102         1*
2011  .       9.085     8.763        93          9.102     8.784         2
2012  .       8.763    10.168       199          8.784    10.196         6
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .      13.728    14.785         1*        13.739    14.805         5
2006  .      14.785    15.844         5         14.805    15.873         7
2007  .      15.844    17.649        26         15.873    17.690         3
2008  .      17.649     9.904        48         17.690     9.932         4
2009  .       9.904    14.213        47          9.932    14.261         5
2010  .      14.213    17.895        69         14.261    17.963         6
2011  .      17.895    16.869       110         17.963    16.942         6
2012  .      16.869    19.241       135         16.942    19.334         5
---------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .      10.119     9.789        91          9.553     9.792         3
2008  .       9.789     5.976       248          9.792     5.981         1*
2009  .       5.976     7.509       212          5.981     7.519         3
2010  .       7.509     7.848       314          7.519     7.863         7
2011  .       7.848     7.458       308          7.863     7.476         9
2012  .       7.458     8.866       309          7.476     8.891         6
---------    ------    ------       ---         ------    ------       ---
LVIP UBS Large Cap Growth RPM
2005  .      12.579    12.855         5          N/A        N/A        N/A
2006  .      12.855    13.826         5          N/A        N/A        N/A
2007  .      13.826    16.328        53         16.714    16.362         1*
2008  .      16.328     9.476        57         16.362     9.501         6
2009  .       9.476    12.872       115          9.501    12.912         5
2010  .      12.872    14.057        94         12.912    14.108         7
2011  .      14.057    13.001        47         14.108    13.055         1*
2012  .      13.001    14.840        56         13.055    14.909         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       9.611     9.344       127          N/A        N/A        N/A
2012  .       9.344    10.553       132          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       9.849     8.337       103          N/A        N/A        N/A
2012  .       8.337     9.757       118          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
MFS VIT Growth
2008  .       9.281     9.233         4          6.728     6.320         4
2009  .       9.233    12.466         8          6.320     8.537         4
2010  .      12.466    14.097        10          8.537     9.659         5
2011  .      14.097    13.782        22          9.659     9.448         4
2012  .      13.782    15.864        39          9.448    10.881         4
---------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return
2005  .      12.320    12.427        70         10.015    10.124        14
2006  .      12.427    13.637       193         10.124    11.116        33
2007  .      13.637    13.935       281         11.116    11.364        45
2008  .      13.935    10.642       306         11.364     8.683        45
2009  .      10.642    12.317       356          8.683    10.055        33
2010  .      12.317    13.276       323         10.055    10.843        31
2011  .      13.276    13.259       257         10.843    10.834        21
2012  .      13.259    14.461       239         10.834    11.822        20
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
MFS VIT Utilities
2005  .   19.180      21.872          1*        12.594    14.398         5
2006  .   21.872      28.035          1*        14.398    18.491        34
2007  .   28.035      35.000          2         18.491    23.132        45
2008  .   35.000      21.304          2         23.132    14.108        32
2009  .   21.304      27.704          1*        14.108    18.383        25
2010  .   27.704      30.778          1*        18.383    20.464        21
2011  .   30.778      32.083          1*        20.464    21.374        22
2012  .   32.083      35.550          1*        21.374    23.731        19
--------- ------      ------          -         ------    ------        --
NB AMT Mid Cap Growth
2005  .   14.180      15.785          1*        11.907    13.281         3
2006  .   15.785      17.720          1*        13.281    14.939         7
2007  .   17.720      21.250          1*        14.939    17.951        11
2008  .   21.250      11.777          1*        17.951     9.969        10
2009  .   11.777      15.169          1*         9.969    12.866         8
2010  .   15.169      19.167          1*        12.866    16.289         7
2011  .   19.167      18.848          1*        16.289    16.050         6
2012  .   18.848      20.737          1*        16.050    17.694         5
--------- ------      ------          -         ------    ------        --
NB AMT Mid Cap Intrinsic Value
2005  .   N/A           N/A         N/A         15.630    17.167         9
2006  .   18.712      19.816          1*        17.167    18.716         6
2007  .   19.816      20.035          1*        18.716    18.960         9
2008  .   20.035      10.624          1*        18.960    10.074         7
2009  .   10.624      15.239          1*        10.074    14.479         5
2010  .   15.239      18.821          1*        14.479    17.918         4
2011  .   18.821      17.223          1*        17.918    16.430         4
2012  .   17.223      19.475          1*        16.430    18.615         4
--------- ------      ------        ---         ------    ------        --
PIMCO VIT CommodityRealReturn Strategy
          N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A         12.476    15.202         1*
2011  .   N/A           N/A         N/A         15.202    13.783         2
2012  .   N/A           N/A         N/A         13.783    14.210         3
--------- ------      ------        ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
MFS VIT Utilities
2005  .     12.697    14.552         23        10.018    11.056          2
2006  .     14.552    18.736         70        11.056    14.242          9
2007  .     18.736    23.496        159        14.242    17.870         22
2008  .     23.496    14.366        144        17.870    10.932         13
2009  .     14.366    18.766        111        10.932    14.287          7
2010  .     18.766    20.943        126        14.287    15.952         12
2011  .     20.943    21.929        154        15.952    16.712         15
2012  .     21.929    24.408        123        16.712    18.610         12
---------   ------    ------        ---        ------    ------         --
NB AMT Mid Cap Growth
2005  .     12.004    13.423         13        12.024    13.452          1*
2006  .     13.423    15.136         31        13.452    15.177          4
2007  .     15.136    18.233         35        15.177    18.291          5
2008  .     18.233    10.151         19        18.291    10.189          4
2009  .     10.151    13.134         17        10.189    13.189          4
2010  .     13.134    16.669         14        13.189    16.748          4
2011  .     16.669    16.466         13        16.748    16.552          2
2012  .     16.466    18.198         11        16.552    18.302          2
---------   ------    ------        ---        ------    ------         --
NB AMT Mid Cap Intrinsic Value
2005  .     15.755    17.349         34        15.777    17.381          1*
2006  .     17.349    18.961         72        17.381    19.005          1*
2007  .     18.961    19.256         91        19.005    19.311          2
2008  .     19.256    10.257         84        19.311    10.292          1*
2009  .     10.257    14.779         60        10.292    14.836          1*
2010  .     14.779    18.335         53        14.836    18.415          3
2011  .     18.335    16.854         46        18.415    16.937          3
2012  .     16.854    19.144         35        16.937    19.247          3
---------   ------    ------        ---        ------    ------         --
PIMCO VIT CommodityRealReturn Strategy
            11.002    12.495          1*        N/A        N/A         N/A
2010  .     12.495    15.263          6        12.499    15.276          1*
2011  .     15.263    13.874         35        15.276    13.892          2
2012  .     13.874    14.339         72         N/A        N/A         N/A
---------   ------    ------        ---        ------    ------        ---

* The numbers of accumulation units less than 500 were rounded up to one.

** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance C Share and the ChoicePlus
     Series C-Share.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                              SAI 3

Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (C Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2013. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (C Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-5
About the S&P 500 Index                         B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2013.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $289,902,595, $358,027,469 and $437,205,763 to LFA and Selling Firms in 2010, 2011 and 2012 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Value
--------------- --------- -------------------- ---------- --------- ------------ ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170    $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                  1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                             MINIMUM VALUE CALCULATION



                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.